UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-5962

Name of Registrant: Vanguard Variable Insurance Funds

Address of Registrant:

P.O. Box 2600

Valley Forge, PA 19482

Name and address of agent for service:

Heidi Stam, Esquire

P.O. Box 876

Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2007–December 31, 2007

Item 1: Reports to Shareholders

>  The broad U.S. stock market started strong, then traced a range of peaks and valleys, finishing the year with a 12-month return of 5.7%.

>  Investment-grade bonds performed strongly, even as a credit crunch put pressure on lower-quality securities.

>  As the credit crunch intensified, the Federal Reserve Board took action, extending short-term loans on favorable terms to the major banks and cutting its target for short-term interest rates.

Contents

Market Perspective
Balanced Portfolio
Capital Growth Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Investment-Grade Portfolio
Small Company Growth Portfolio
Total Bond Market Index Portfolio
Total Stock Market Index Portfolio

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Market Perspective

Dear Planholder,

After several years of relative calm, U.S. stock market volatility returned to more normal levels in 2007, particularly in the second half of the year. The broad market’s ups and downs produced a 12-month return of 5.7%. International stocks did better, boosted by currency returns. Although much of the year’s volatility originated in the fixed income market as subprime-mortgage-backed securities tumbled, the broad taxable bond market produced a solid 7.0% return.

This report begins with a look at the market environment during the past year. In the pages that follow, you’ll find a review of the performance of your portfolio. Each of the portfolios in the Vanguard Variable Insurance Fund can be used as a component of an investment program that is diversified within asset classes and balanced across them. Our experience has taught us that such an approach is the most reliable means of meeting long-term financial goals.

We thank you for entrusting your assets

to Vanguard.

John J. Brennan

Chairman and Chief Executive Officer

The Vanguard Group

January 16, 2008

Stocks traced a jagged path to positive returns

The broad U.S. stock market returned 5.7% in 2007, a fairly tame result that masked a year of ups and downs for equities. The gains in the first half of the year were largely surrendered in July and August as the subprime mortgage crisis reverberated beyond housing and financial-related companies, creating fears of a broader economic slowdown. The markets moved higher but remained volatile throughout the rest of the year as investors reacted to mixed economic data, a weakening U.S. dollar, and crude oil prices that surged to nearly $100 per barrel by year-end.

For U.S.-based investors, international stocks posted stronger results than U.S. equities for the sixth consecutive year, with much of the outperformance attributable to the weakness of the U.S. dollar.

Risk aversion set the tone in the bond market

During the first half of 2007, the bond market was characterized by tight credit spreads, reflecting investors’ willingness to take on greater levels of risk to earn higher yields. That sentiment changed in the midsummer fallout from the subprime lending crisis.

This shift drove up prices for high-quality issues, and as the bonds’ prices rose, their yields fell. The yield of the benchmark

10-year U.S. Treasury note, for example, fell a full percentage point in the last half of the year (from 5.03% on June 30 to 4.03% at year-end). The Federal Reserve Board lowered its target for the federal funds rate three times in the final four months of 2007, pushing yields even lower on the shorter end of the maturity spectrum.

The broad taxable bond market returned 7.0%, outpacing the stock market for the first calendar year since 2002.

Market Barometer
	Average Annual Total Returns
	Periods Ended December 31, 2007
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	5.8%	9.1%	13.4%
Russell 2000 Index (Small-caps)	–1.6	6.8	16.2
Dow Jones Wilshire 5000 Index (Entire market)	5.7	9.2	14.1
MSCI All Country World Index ex USA (International)	17.1	20.4	24.5

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	7.0%	4.6%	4.4%
Lehman Municipal Bond Index	3.4	3.9	4.3
Citigroup 3-Month Treasury Bill Index	4.7	4.2	2.9

CPI
Consumer Price Index	4.1%	3.3%	3.0%

Vanguard® Balanced Portfolio

After a few years of relative calm, the stock and bond markets experienced heightened volatility in 2007 as investors reacted to troubles in the subprime mortgage market, rising energy prices, and growing economic uncertainty. Amid these crosscurrents, the Balanced Portfolio returned a solid 8.4%, besting the result of its benchmark index and the average return of competing funds. At year-end, the portfolio’s yield was 3.1%.

The table below shows the past year’s results for your portfolio and its comparative standards; for perspective, we also present their annualized performances over the past decade. Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Strong stock results, steady bond performance

During 2007, the portfolio’s investment advisor, Wellington Management Company, steered it to a fine return even as a credit crunch rattled the fixed income market and investor preference shifted away from the value-oriented equities in which the portfolio typically invests.

The stock portion of the portfolio returned 10.0%, reflecting broad-based strength across many areas of investment. Energy stocks (which increased 32%) were the top contributors. Tightening supply and rising demand drove oil prices to nearly $100 per barrel by year-end, and stock prices for most oil and gas companies rose significantly. Industrial stocks returned 18% on the strength of farm equipment and industrial machinery manufacturers. In the consumer staples sector (+18%), makers of soft drinks, packaged foods, and household products were top contributors.

As was the case in the broader stock market, the portfolio’s financials and consumer discretionary sectors were poor performers during the year. Its financial stocks returned –18%, and consumer discretionary stocks returned –8%. Both groups were affected by repercussions from the subprime mortgage crisis. During the second half of 2007, the fallout from that crisis spread to all areas of the financials sector. The ensuing disarray among mortgage lenders, banks, insurers, and brokerage firms left the broader economy on wobbly legs and made consumers more hesitant to spend their discretionary dollars.

The bond portion of the portfolio returned 5.2%. The advisor’s careful credit research and longstanding emphasis on high-quality corporate, government, and mortgage-backed issues helped to limit exposure to the more turbulent areas of the fixed income market.

Stocks and bonds performed better as a pair

For the decade ended December 31, the Balanced Portfolio produced an average annual return of 8.4%, far outpacing its market benchmark and the average result of its peers. During that span, the portfolio also outperformed the broad U.S. stock market (which returned an annualized 6.3%, as measured by the Dow Jones Wilshire 5000 Index) and the broad taxable bond market (6.0%, as measured by the Lehman U.S. Aggregate Bond Index).

Vanguard Balanced Portfolio

Total Returns
		Ten Years Ended
		December 31, 2007
	Year Ended	Average
	December 31, 2007	Annual Return
Balanced Portfolio	8.4%	8.4%
Composite Stock/Bond Index[1]	5.5	6.1
Average Mixed-Asset Target Growth Fund[2]	6.4	5.8

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[3]
Your portfolio compared with its peer group
		Average Mixed-
		Asset Target
	Portfolio	Growth Fund
Balanced Portfolio	0.24%	1.17%

1  Weighted 65% S&P 500 Index and 35% Lehman Credit AA or Better Index through March 31, 2000; 65% S&P 500 Index and 35% Lehman U.S. Credit A or Better Index thereafter.

2  Derived from data provided by Lipper Inc.

3  Portfolio expense ratio reflects the 12 months ended December 31, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

Vanguard Balanced Portfolio

Advisor’s Report

The Balanced Portfolio returned 8.4% during the fiscal year ended December 31, 2007. This performance exceeded the 6.4% average return of the portfolio’s peer group and the 5.5% return for the unmanaged composite index, which is weighted 65% in large-capitalization stocks and 35% in high-quality government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities.

Investment environment

U.S. stocks advanced 5.5% during the year, as measured by the Standard & Poor’s 500 Index. International equities also continued their upward trend, but the path to these gains was an erratic one as markets both at home and abroad were buffeted by the U.S. subprime mortgage crisis. Concerns regarding the state of the U.S. housing sector had loomed over financial markets for some time, but rising default rates and the failure of some key industry players sparked a crisis of confidence in July and August.

As the year ended, market conditions were reminiscent of those in late August and early September, with liquidity declining sharply despite a cut in the U.S. federal funds rate. Investors’ continued anxiety over mortgage-related write-downs resulted in a renewed flight to Treasuries and the underperformance of other fixed income sectors. Corporate bonds lagged comparable Treasury securities during the period; bonds issued by firms with exposure to the mortgage market were hardest hit.

Our successes

Our strong equity performance was driven largely by stock selection in the industrials and consumer sectors. Relative to the index, we also benefited from our sector positioning. The portfolio was overweighted in energy and materials stocks and underweighted in financials and consumer discretionary stocks.

The year’s top contributors included Deere & Co. in the industrials sector; Exelon, a utilities stock; and materials holding Companhia Vale do Rio Doce (CVRD). Deere shares surged on worldwide demand for tractors and combines, as higher grain prices, increased ethanol demand, and rising farm income spurred farmers’ spending. Exelon shares were propelled by several factors, including tightening power markets and rising commodity prices. Exelon is well-positioned to benefit if Congress acts to control carbon emissions, as is likely; the company is primarily a carbon-free nuclear generator. CVRD shares rose on the back of good sales volumes and strong prices for iron ore, which boosted the company’s profits. Continued global demand for steel should benefit CVRD, which is increasing its production capacity to keep up with demand.

Several energy holdings, including Chevron and ExxonMobil, also contributed to the portfolio’s 2007 performance. Both Exxon and Chevron benefited from the surge in oil prices during the year. Chevron shares got a further boost when the company announced it had signed a 30-year production-sharing contract with China National Petroleum Corporation for the joint development of the Chuandongbei natural gas fields. Finally, AT&T shares gained on solid growth in wireless subscriptions driven by the company’s exclusive service contract for the Apple iPhone. AT&T has also benefited from cost savings achieved as a result of recent mergers with SBC Communications and Cingular Wireless.

Vanguard Balanced Portfolio

Selected Equity Portfolio Changes:
Year Ended December 31, 2007

Additions	Comments
ING Groep N.V.	Initiated a position as we believe that the company is well-
positioned for growth in both the insurance and banking segments.
PepsiCo	Initiated a position based on the stock’s valuation versus those of other consumer-products companies. Pepsi is focused on global growth of its Frito-Lay business.
Colgate-Palmolive	Initiated a position based on our expectation that earnings growth will stay strong over the next few years thanks to the company’s solid position in emerging markets.

Deletions	Comments
Weyerhaeuser	Eliminated our holding as the company began looking at alternative corporate structures. We also had concerns about the effect of the housing-market decline on Weyerhaeuser’s lumber business.
Alcoa	Reduced our holding as the stock has risen; the company has
benefited from growing global demand for aluminum and from
consolidation within the industry.
EMC	Eliminated our position to take profits off the table after EMC reported strong earnings from its VMWare unit.

Vanguard Balanced Portfolio

Within the fixed income portion of the portfolio, performance was aided by our allocation to pass-through mortgage-backed securities (MBS) issued by government agencies and by our security selection within the corporate sector. Notably, we had minimal exposure to bonds representing the most troubled areas of the economy—subprime mortgage lenders, home builders, and mortgage insurers.

Our shortfalls

Our underweighted position and security selection within the information technology sector detracted from results. Within the sector, Motorola shares fell as investors reacted to the company’s declining advantage in the handset market and lower-than-expected sales and operating earnings. We eliminated the position toward the end of the first quarter after deciding that management turnover was delaying operational improvements.

Nortel Networks shares declined after the company issued a revenue forecast that disappointed investors. We continue to hold the stock, as we believe Nortel’s management should be able to implement its business transition plan successfully over time.

Other stock detractors included Citigroup, MBIA, Merrill Lynch, and Freddie Mac, all in the financials sector. The four companies suffered from their exposure to the U.S. subprime mortgage market.

In the fixed income portion of the portfolio, we shifted positioning somewhat during 2007. Noticing a rise in leveraged buyout activity in recent months, we modified our corporate bond exposure to reduce risk in the portfolio. We shifted assets into commercial mortgage-backed securities that are highly rated by us as well as by the rating agencies. This sector has underperformed corporate bonds recently; nonetheless, it is a strategy we continue to embrace.

The portfolio’s positioning

We continue to search diligently for attractively valued companies with strong operating characteristics. We are particularly interested in stocks of companies whose business fundamentals are poised to improve. As always, an above-average dividend is central to our stock-selection process.

We seek to identify industries in which the outlook for supply/demand balance is favorable. For example, we remain overweighted in energy and agriculture, in line with the themes we have followed in recent years. Water and natural gas stocks should also perform well, in our view. The housing sector has proven to be weak, and we have stayed underweighted in financials. U.S. consumer spending remains under pressure from rising oil prices and the mortgage market turmoil. At year-end 2007, the stock portion of the portfolio was overweighted in the energy, materials, and utilities sectors, and underweighted in the technology, financials, and consumer discretionary sectors.

Corporate bond valuations have returned to attractive levels, and we will be reducing our underweighting in this sector of the fixed income market. We will be funding our purchases with sales of agency pass-through MBS, which outperformed in 2007.

Edward P. Bousa, CFA,

Senior Vice President and Partner

John C. Keogh,

Senior Vice President and Partner Wellington Management Company, LLP

January 14, 2008

Vanguard Balanced Portfolio

Portfolio Profile

As of December 31, 2007

Total Portfolio Characteristics

Yield	3.1%
Turnover Rate	20.7%
Expense Ratio	0.24%
Short-Term Reserves	2.2%

Total Portfolio Volatility Measures
	Portfolio Versus	Portfolio Versus
	Composite Index[1]	Broad Index[2]
R-Squared	0.88	0.82
Beta	0.93	0.55

Equity Characteristics
	Comparative		Broad
	Portfolio	Index[3]	Index[2]
Number of Stocks	110	500	4,843
Median Market Cap	$60.7B	$55.7B	$37.7B
Price/Earnings Ratio	15.0x	16.9x	17.8x
Price/Book Ratio	2.7x	2.8x	2.7x
Dividend Yield	2.3%	2.0%	1.8%
Return on Equity	21.0%	20.4%	19.2%
Earnings Growth Rate	21.3%	21.0%	20.7%
Foreign Holdings	12.4%	0.0%	0.0%

Fixed Income Characteristics
	Comparative		Broad
	Portfolio	Index[4]	Index[5]
Number of Bonds	384	1,971	9,193
Yield to Maturity	5.4%[6]	5.3%	4.9%
Average Coupon	5.7%	5.7%	5.5%
Average Effective
Maturity	9.6 years	9.5 years	7.1 years
Average Quality[7]	Aa3	Aa3	Aa1
Average Duration	5.9 years	6.0 years	4.4 years

Vanguard Balanced Portfolio

Ten Largest Stocks[8] (% of equity portfolio)

AT&T Inc.	integrated
	telecommunication
	services	4.1%
General Electric Co.	industrial
	conglomerates	2.8
Chevron Corp.	integrated oil
	and gas	2.8
ExxonMobil Corp.	integrated oil
	and gas	2.6
Total SA ADR	integrated oil
	and gas	2.5
Bank of America Corp.	diversified financial
	services	2.2
International Business
Machines Corp.	computer hardware	2.2
Deere & Co.	construction and
	farm machinery
	and heavy trucks	2.1
Eli Lilly & Co.	pharmaceuticals	2.0
Exelon Corp.	electric utilities	1.9
Top Ten		25.2%
Top Ten as % of Total Net Assets		16.2%

Sector Diversification (% of equity exposure)
	Comparative		Broad
	Portfolio	Index[3]	Index[2]
Consumer Discretionary	6.3%	8.5%	9.4%
Consumer Staples	12.1	10.2	8.9
Energy	17.1	12.9	12.3
Financials	14.8	17.7	18.3
Health Care	11.1	12.0	12.0
Industrials	12.1	11.5	11.7
Information Technology	9.9	16.7	16.5
Materials Telecommunication	5.7	3.3	3.8
Services	5.3	3.6	3.3
Utilities	5.6	3.6	3.8

Portfolio Asset Allocation

Vanguard Balanced Portfolio

Equity Investment Focus

Fixed Income Investment Focus

Distribution by Credit Quality[7]
(% of fixed income portfolio)

AAA	25.1%
Aa	26.2
A	35.0
Baa	9.2
Ba	0.0
B	0.0
Other	4.5

Sector Diversification[9]
(% of fixed income portfolio)

Asset-Backed/Commercial Mortgage-Backed	13.0%
Finance	33.7
Foreign	7.5
Government Mortgage-Backed	6.9
Industrial	28.5
Treasury/Agency	0.3
Utilities	7.6
Other	2.5

Vanguard Balanced Portfolio

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded. R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by an index. If a portfolio’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a portfolio’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

1  Composite Stock/Bond Index, weighted 65% S&P 500 Index and 35% Lehman U.S. Credit A or Better Index.

2  Dow Jones Wilshire 5000 Index.

3  S&P 500 Index.

4  Lehman U.S. Credit A or Better Index.

5  Lehman U.S. Aggregate Bond Index.

6  Before expenses.

7  Source: Moody’s Investors Service.

8  “Ten Largest Stocks” excludes any equity index products.

9  The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard Balanced Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Cumulative Performance: December 31, 1997–December 31, 2007

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2007			of a $10,000
	One Year	Five Years	Ten Years	Investment
Balanced Portfolio	8.36%	12.27%	8.41%	$22,413
Dow Jones Wilshire 5000 Index	5.73	14.07	6.34	18,492
S&P 500 Index	5.49	12.83	5.91	17,756
Composite Stock/Bond Index[1]	5.54	9.90	6.15	18,158
Average Balanced Fund[2]	6.42	10.45	5.81	17,593

Fiscal-Year Total Returns (%): December 31, 1997–December 31, 2007

1  Weighted 65% S&P 500 Index and 35% Lehman Credit AA or Better Index through March 31, 2000; 65% S&P 500 Index and 35% Lehman U.S. Credit A or Better Index thereafter.

2  Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

Vanguard Balanced Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2007

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (64.0%)
Consumer Discretionary (4.0%)
McDonald’s Corp.	182,500	10,751
* Comcast Corp. Class A	560,575	10,236
Time Warner, Inc.	451,100	7,448
Honda Motor Co., Ltd ADR	201,700	6,684
The Walt Disney Co.	191,500	6,182
* Viacom Inc. Class B	135,400	5,947
Staples, Inc.	248,700	5,738
NIKE, Inc. Class B	64,900	4,169
Home Depot, Inc.	105,000	2,829
CBS Corp.	93,300	2,542
		62,526
Consumer Staples (7.7%)
The Procter & Gamble Co.	247,767	18,191
Wal-Mart Stores, Inc.	356,500	16,944
Altria Group, Inc.	187,100	14,141
PepsiCo, Inc.	179,500	13,624
Nestle SA ADR	101,800	11,679
Colgate-Palmolive Co.	130,000	10,135
The Coca-Cola Co.	143,500	8,807
Sysco Corp.	229,300	7,156
Kimberly-Clark Corp.	100,700	6,983
SABMiller PLC	235,040	6,580
British American
Tobacco PLC	57,460	2,241
Walgreen Co.	54,200	2,064
SABMiller PLC ADR	36,600	1,042
		119,587
Energy (11.0%)
Chevron Corp.	294,600	27,495
ExxonMobil Corp.	276,400	25,896
Total SA ADR	301,812	24,930
ConocoPhillips Co.	203,370	17,958
EnCana Corp.	217,872	14,807
Royal Dutch Shell PLC ADR Class A	157,000	13,219
Schlumberger Ltd.	96,500	9,493
XTO Energy, Inc.	184,775	9,490
Anadarko Petroleum Corp.	130,200	8,553
Petroleo Brasileiro SA ADR	68,200	7,859
Eni SpA ADR	105,100	7,612
Sasol Ltd. Sponsored ADR	76,300	3,775
		171,087

Vanguard Balanced Portfolio

Financials (9.5%)
Bank of America Corp.	534,735	22,063
State Street Corp.	168,400	13,674
American International Group, Inc.	207,100	12,074
ACE Ltd.	185,400	11,454
UBS AG (New York Shares)	244,000	11,224
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	52,712	10,220
Citigroup, Inc.	332,033	9,775
ING Groep NV–Sponsored ADR	227,500	8,852
Wachovia Corp.	209,000	7,948
The Hartford Financial Services Group Inc.	87,000	7,586
Prudential Financial, Inc.	69,400	6,457
PNC Financial Services Group	76,200	5,003
Merrill Lynch & Co., Inc.	83,300	4,472
Capital One Financial Corp.	76,500	3,615
Morgan Stanley	67,900	3,606
Freddie Mac	102,700	3,499
JPMorgan Chase & Co.	68,548	2,992
MBIA, Inc.	109,050	2,032
		146,546
Health Care (7.1%)
Eli Lilly & Co.	373,700	19,952
Abbott Laboratories	332,900	18,692
Medtronic, Inc.	290,700	14,613
Schering-Plough Corp.	486,900	12,971
Bristol-Myers Squibb Co.	430,400	11,414
Wyeth	217,500	9,611
Teva Pharmaceutical Industries Ltd. Sponsored ADR	179,000	8,320
AstraZeneca Group PLC ADR	145,500	6,230
Sanofi-Aventis ADR	133,523	6,079
UCB SA	34,389	1,559
		109,441
Industrials (7.7%)
General Electric Co.	749,800	27,795
Deere & Co.	226,300	21,073
Lockheed Martin Corp.	91,500	9,631
Canadian National Railway Co.	191,600	8,992
Waste Management, Inc.	274,800	8,978
United Parcel Service, Inc.	108,200	7,652
3M Co.	67,400	5,683
Avery Dennison Corp.	103,200	5,484
Northrop Grumman Corp.	63,100	4,962
FedEx Corp.	45,700	4,075
Parker Hannifin Corp.	51,800	3,901
Illinois Tool Works, Inc.	63,900	3,421
General Dynamics Corp.	35,100	3,124
Emerson Electric Co.	42,400	2,402
Honeywell International Inc.	34,800	2,143
		119,316

Vanguard Balanced Portfolio

Information Technology (6.3%)
International Business Machines Corp.	197,100	21,307
Microsoft Corp.	296,300	10,548
Accenture Ltd.	240,500	8,665
Texas Instruments, Inc.	243,300	8,126
Applied Materials, Inc.	420,300	7,465
Automatic Data Processing, Inc.	151,600	6,751
ASML Holding NV	179,102	5,645
Keyence Corp.	19,400	4,771
QUALCOMM Inc.	118,700	4,671
* Autodesk, Inc.	92,500	4,603
Hewlett-Packard Co.	87,200	4,402
Canon, Inc.	78,800	3,611
Intel Corp.	106,500	2,839
ASML Holding N.V. (New York Shares)	72,422	2,266
Maxim Integrated Products, Inc.	46,800	1,240
* Nortel Networks Corp.	58,400	881
		97,791
Materials (3.7%)
E.I. du Pont de
Nemours & Co.	228,686	10,083
Syngenta AG ADR	191,800	9,717
International Paper Co.	254,400	8,237
Alcoa Inc.	198,700	7,262
Rohm & Haas Co.	128,900	6,841
Companhia Vale do Rio ADR	204,140	6,669
Air Products &Chemicals, Inc.	43,100	4,251
Newmont Mining Corp. (Holding Co.)	70,600	3,447
		56,507
Telecommunication Services (3.4%)
AT&T Inc.	984,722	40,925
Verizon Communications Inc.	253,412	11,072
		51,997
Utilities (3.6%)
Exelon Corp.	232,600	18,989
FPL Group, Inc.	176,700	11,977
Dominion Resources, Inc.	213,200	10,116
PG&E Corp.	144,300	6,218
Veolia Environment ADR	60,800	5,532
Progress Energy, Inc.	51,500	2,494
		55,326
Total Common Stocks
(Cost $710,107)		990,124
Preferred Stock (0.1%)
** Federal Home Loan
Mortgage Corp. 8.375%
(Cost $803)	32,100	841

Vanguard Balanced Portfolio

				Face	Market
		Maturity		Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Agency Obligations (2.5%)
Agency Bonds & Notes (0.1%)
	Private Export Funding Corp.	3.375%	2/15/09	1,700	1,690

Mortgage-Backed Securities (2.4%)
	Conventional Mortgage-Backed Securities (2.3%)
[1,2]	Federal National
	Mortgage Assn.	6.000%	4/1/21–
		8/1/21		2,215	2,269
[2]	Government National
	Mortgage Assn.	5.500%	2/15/33–
		8/15/36		22,248	22,464
[2]	Government National
	Mortgage Assn.	6.000%	7/15/26–
		4/15/36		9,844	10,103
[2]	Government National
	Mortgage Assn.	6.500%	5/15/28–
		7/15/31		303	317
[2]	Government National
	Mortgage Assn.	7.000%	11/15/31–
		11/15/33		561	591
[2]	Government National
	Mortgage Assn.	8.000%	9/15/30	101	108

	Nonconventional Mortgage-Backed Securities (0.1%)
[1,2]	Federal National Mortgage Assn.	6.012%	5/1/11	1,299	1,351
					37,203
Total U.S. Agency Obligations (Cost $38,175)					38,893
Corporate Bonds (27.6%)
Asset-Backed/Commercial Mortgage-Backed Securities (4.3%)
[2]	Adjustable Rate Mortgage Trust	5.690%	3/25/36	490	473
[2]	Advanta Business Card
	Master Trust	4.750%	1/20/11	530	530
[2,3]	Aesop Funding II LLC	3.950%	4/20/09	1,067	1,066
[2]	Asset Securitization Corp.	6.750%	2/14/43	231	231
[2]	Banc of America Commercial
	Mortgage, Inc.	5.740%	5/10/45	1,000	1,033
[2]	Banc of America Commercial
	Mortgage, Inc.	5.451%	1/15/49	2,000	2,013
[2]	Bank One Issuance Trust	3.860%	6/15/11	1,000	993
[2]	Bank One Issuance Trust	3.450%	10/17/11	1,000	987
[2]	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.465%	4/12/38	955	973
[2]	Bear Stearns Commercial
	Mortgage Securities, Inc.	4.740%	3/13/40	1,000	976
[2]	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.540%	9/11/41	2,000	2,028
[2]	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.537%	10/12/41	1,910	1,934
[2]	Bear Stearns Commercial
	Mortgage Securities, Inc.	4.825%	11/11/41	1,995	1,918
[2]	Bear Stearns Commercial
	Mortgage Securities, Inc.	4.933%	2/13/42	765	754
[2]	Bear Stearns Commercial
	Mortgage Securities, Inc.	4.871%	9/11/42	740	725
[2]	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.331%	2/11/44	1,625	1,623

Vanguard Balanced Portfolio

[2]	CarMax Auto Owner Trust	4.910%	1/18/11	860	861
[2]	Chase Issuance Trust	4.650%	12/17/12	1,000	1,004
[2]	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.225%	7/15/44	2,000	2,010
[2]	Commercial Mortgage Pass-
	Through Certificates	5.116%	6/10/44	750	746
[2]	Commercial Mortgage Pass-
	Through Certificates	5.768%	6/10/46	2,100	2,173
[2]	Countrywide Home Loans	6.000%	5/25/37	583	585
[2]	Credit Suisse Mortgage
	Capital Certificates	5.554%	2/15/39	2,000	2,034
[2]	Credit Suisse Mortgage
	Capital Certificates	5.467%	9/15/39	1,190	1,199
[2]	DaimlerChrysler Auto Trust	4.980%	2/8/11	460	460
[2]	Greenwich Capital Commercial
	Funding Corp.	4.915%	1/5/36	1,000	980
[2]	Greenwich Capital Commercial
	Funding Corp.	5.317%	6/10/36	1,000	1,015
[2]	Greenwich Capital Commercial
	Funding Corp.	5.224%	4/10/37	240	240
[2]	Greenwich Capital Commercial
	Funding Corp.	5.444%	3/10/39	2,805	2,824
[2]	Greenwich Capital Commercial
	Funding Corp.	4.799%	8/10/42	1,950	1,868
[2]	GS Mortgage Securities Corp. II	5.396%	8/10/38	1,000	996
[2]	GSR Mortgage Loan Trust	5.789%	5/25/47	1,416	1,398
[2]	Honda Auto Receivables
	Owner Trust	3.820%	5/21/10	748	743
[2]	Household Automotive Trust	5.280%	9/17/11	2,000	2,011
[2]	JPMorgan Chase Commercial
	Mortgage Securities	4.899%	1/12/37	960	927
[2]	JPMorgan Chase Commercial
	Mortgage Securities	5.440%	6/12/47	2,000	2,013
[2]	LB-UBS Commercial
	Mortgage Trust	4.954%	9/15/30	1,300	1,283
[2]	LB-UBS Commercial
	Mortgage Trust	5.347%	11/15/38	2,000	2,000
[2,3]	Marriott Vacation Club
	Owner Trust	5.362%	10/20/28	452	458
[2]	Morgan Stanley Capital I	4.780%	12/13/41	1,725	1,651
[2]	Morgan Stanley Capital I	5.230%	9/15/42	510	511
[2]	Morgan Stanley Capital I	4.700%	7/15/56	1,530	1,457
[2]	Morgan Stanley Dean Witter Capital I	4.740%	11/13/36	1,000	982
[2]	Morgan Stanley Dean Witter Capital I	5.514%	11/12/49	2,000	2,024
[2]	Morgan Stanley
	Dean Witter Capital II	5.447%	2/12/44	2,000	2,014
[2]	Morgan Stanley Mortgage
	Loan Trust	6.000%	8/25/37	512	509
[2]	Nissan Auto Lease Trust	5.110%	3/15/10	1,000	1,004
[2]	PSE&G Transition Funding LLC	6.450%	3/15/13	238	249
[2]	Sequoia Mortgage Trust	5.822%	2/20/47	2,178	2,189
[2]	USAA Auto Owner Trust	4.130%	11/15/11	952	946
[2]	Wachovia Auto Owner Trust	4.930%	11/20/12	1,000	1,004
[2]	Wachovia Bank Commercial
	Mortgage Trust	5.118%	7/15/42	750	746
[2]	Wells Fargo Mortgage Backed
	Securities Trust	6.024%	9/25/36	1,152	1,162
[2]	WFS Financial Owner Trust	3.930%	2/17/12	956	952
[2]	World Omni Auto

Vanguard Balanced Portfolio

	Receivables Trust	3.820%	11/14/11	370	367
					65,852
Finance (11.3%)
	Banking (4.8%)
	Bank of America Corp.	4.375%	12/1/10	1,000	998
	Bank of America Corp.	5.300%	3/15/17	2,000	1,944
	Bank of America Corp.	5.625%	3/8/35	2,845	2,398
	Bank of America Corp.	6.000%	10/15/36	1,000	971
	Bank of New York Mellon	5.125%	11/1/11	1,000	1,009
	Bank of New York Mellon	4.950%	11/1/12	1,000	1,001
	Bank of New York Mellon	4.950%	3/15/15	1,345	1,297
[3]	Barclays Bank PLC	5.926%	12/15/49	2,000	1,842
	BB&T Corp.	4.900%	6/30/17	1,000	926
[2,3]	BTMU Curacao Holdings NV	4.760%	7/21/15	1,595	1,585
	Citigroup, Inc.	4.625%	8/3/10	600	600
	Citigroup, Inc.	5.300%	10/17/12	1,500	1,520
	Citigroup, Inc.	6.125%	11/21/17	2,320	2,405
	Citigroup, Inc.	6.625%	6/15/32	2,000	1,971
	Citigroup, Inc.	6.125%	8/25/36	1,000	941
	Credit Suisse First Boston USA, Inc.	6.500%	1/15/12	2,000	2,120
	Deutsche Bank AG London	5.375%	10/12/12	825	848
	Deutsche Bank Financial LLC	5.375%	3/2/15	1,963	1,922
	Fifth Third Bank	4.200%	2/23/10	2,000	1,985
[3]	HBOS Treasury Services PLC	6.000%	11/1/33	2,395	2,186
	HSBC Bank USA	4.625%	4/1/14	1,290	1,229
	HSBC Holdings PLC	6.500%	5/2/36	1,000	976
	Huntington National Bank	4.900%	1/15/14	1,000	981
	J.P. Morgan, Inc.	6.250%	1/15/09	1,500	1,520
	JPMorgan Chase & Co.	6.750%	2/1/11	1,000	1,052
	JPMorgan Chase & Co.	5.125%	9/15/14	1,000	983
	Mellon Bank NA	4.750%	12/15/14	250	241
[3]	Mizuho Finance (Cayman)	5.790%	4/15/14	2,000	2,080
	National City Bank	4.150%	8/1/09	1,725	1,710
	National City Corp.	3.200%	4/1/08	275	274
	National City Corp.	6.875%	5/15/19	1,000	987
	Northern Trust Co.	5.300%	8/29/11	1,205	1,226
	Northern Trust Co.	5.200%	11/9/12	1,025	1,049
[3]	Overseas Chinese Banking Corp.	7.750%	9/6/11	600	652
	Paribas NY	6.950%	7/22/13	2,000	2,157
	PNC Bank NA	4.875%	9/21/17	1,500	1,384
	Regions Bank	6.450%	6/26/37	2,000	1,886
	Royal Bank of Scotland Group PLC	5.000%	10/1/14	300	289
	Royal Bank of Scotland Group PLC	5.050%	1/8/15	2,440	2,355
[3]	Santander U.S. Debt, S.A.Unipersonal	4.750%	10/21/08	900	908
	State Street Corp.	5.375%	4/30/17	2,775	2,699
	SunTrust Banks, Inc.	4.250%	10/15/09	320	318
	UBS AG	5.875%	7/15/16	2,000	2,025
	UFJ Finance Aruba AEC	6.750%	7/15/13	2,000	2,153
	US Bank NA	4.125%	3/17/08	2,000	1,997
	US Bank NA	6.300%	2/4/14	1,000	1,055
	Wachovia Bank NA	6.600%	1/15/38	2,000	1,978
	Wachovia Corp.	7.500%	4/15/35	1,000	1,101
	Washington Mutual Bank	5.125%	1/15/15	1,000	834
	Wells Fargo & Co.	5.125%	9/1/12	1,000	1,007
	Wells Fargo & Co.	5.250%	10/23/12	1,000	1,009
	Wells Fargo Bank NA	6.450%	2/1/11	2,000	2,095
	World Savings Bank, FSB	4.125%	12/15/09	1,805	1,792

Vanguard Balanced Portfolio

	Brokerage (1.8%)
	Ameriprise Financial Inc.	5.350%	11/15/10	755	761
	Dean Witter, Discover & Co.	6.750%	10/15/13	1,000	1,041
	Goldman Sachs Group, Inc.	5.000%	1/15/11	500	502
	Goldman Sachs Group, Inc.	5.300%	2/14/12	2,000	2,026
	Goldman Sachs Group, Inc.	5.350%	1/15/16	2,500	2,496
	Goldman Sachs Group, Inc.	5.625%	1/15/17	1,000	978
	Goldman Sachs Group, Inc.	6.450%	5/1/36	2,000	1,887
	Goldman Sachs Group, Inc.	6.750%	10/1/37	1,360	1,347
	Lehman Brothers Holdings, Inc.	6.000%	7/19/12	1,500	1,537
	Lehman Brothers Holdings, Inc.	5.500%	4/4/16	1,500	1,443
	Lehman Brothers Holdings, Inc.	5.750%	1/3/17	2,000	1,915
	Merrill Lynch & Co., Inc.	5.770%	7/25/11	1,000	1,009
	Merrill Lynch & Co., Inc.	6.050%	5/16/16	2,000	1,966
	Merrill Lynch & Co., Inc.	6.400%	8/28/17	1,000	1,018
	Merrill Lynch & Co., Inc.	6.220%	9/15/26	1,000	927
	Merrill Lynch & Co., Inc.	6.110%	1/29/37	1,000	883
	Morgan Stanley Dean Witter	4.000%	1/15/10	1,000	988
	Morgan Stanley Dean Witter	6.600%	4/1/12	1,000	1,051
	Morgan Stanley Dean Witter	5.450%	1/9/17	1,000	973
	Morgan Stanley Dean Witter	6.250%	8/9/26	3,000	2,962
	Finance Companies (1.4%)
	American Express Bank, FSB	5.550%	10/17/12	1,500	1,533
	American Express Co.	4.750%	6/17/09	1,000	1,002
	American Express Credit Corp.	3.000%	5/16/08	1,000	993
[3]	American Express Travel	5.250%	11/21/11	1,000	1,012
	Capital One Bank	6.500%	6/13/13	650	646
	Capital One Capital IV	6.745%	2/17/37	1,100	826
	Capital One Financial	5.700%	9/15/11	1,070	1,061
	CIT Group, Inc.	4.125%	11/3/09	1,000	960
	CIT Group, Inc.	7.625%	11/30/12	555	562
	Countrywide Home Loan	5.625%	7/15/09	1,000	779
[3]	FGIC Corp.	6.000%	1/15/34	365	264
	General Electric Capital Corp.	6.125%	2/22/11	600	627
	General Electric Capital Corp.	5.875%	2/15/12	2,000	2,089
	General Electric Capital Corp.	5.250%	10/19/12	1,000	1,026
	General Electric Capital Corp.	5.450%	1/15/13	1,000	1,035
	General Electric Capital Corp.	6.750%	3/15/32	1,000	1,133
	General Electric Capital Corp.	6.150%	8/7/37	1,545	1,633
	HSBC Finance Corp.	5.700%	6/1/11	770	777
	HSBC Finance Corp.	6.375%	10/15/11	1,000	1,034
	HSBC Finance Corp.	5.500%	1/19/16	1,000	980
	International Lease Finance Corp.	5.400%	2/15/12	1,000	1,009
	International Lease Finance Corp.	5.300%	5/1/12	1,000	1,000

	Insurance (2.7%)
	Allstate Corp.	5.000%	8/15/14	1,000	976
	Allstate Corp.	6.750%	5/15/18	1,000	1,095
[2]	Allstate Corp.	6.125%	5/15/37	1,000	974
	American International
	Group, Inc.	4.700%	10/1/10	3,200	3,186
	American International
	Group, Inc.	6.250%	3/15/37	720	644
	Berkshire Hathaway
	Finance Corp.	4.625%	10/15/13	2,000	2,005
	Chubb Corp.	6.000%	5/11/37	1,000	952
[3]	Frank Russell Co.	5.625%	1/15/09	2,000	2,025
	Genworth Financial, Inc.	5.125%	3/15/11	1,410	1,433
	Genworth Financial, Inc.	5.750%	5/15/13	1,000	1,037

Vanguard Balanced Portfolio

[2]	Genworth Financial, Inc.	6.150%	11/15/66	1,000	908
	Hartford Financial Services Group, Inc.	7.900%	6/15/10	2,000	2,152
	ING USA Global	4.500%	10/1/10	1,000	1,002
	Marsh & McLennan Cos., Inc.	6.250%	3/15/12	1,000	1,032
[2,3]	Massachusetts Mutual Life	7.625%	11/15/23	2,000	2,372
[3]	MetLife Global Funding I	4.500%	5/5/10	2,000	2,016
[3]	MetLife Global Funding I	5.125%	11/9/11	1,000	1,011
[3]	New York Life Global Funding	3.875%	1/15/09	90	90
[3]	New York Life Global Funding	5.250%	10/16/12	600	606
[3]	New York Life Insurance	5.875%	5/15/33	2,100	2,022
[3]	Pacific Life Global Funding	3.750%	1/15/09	1,110	1,104
[3]	PRICOA Global Funding I	3.900%	12/15/08	1,100	1,096
	Principal Life Income Funding	5.125%	3/1/11	1,720	1,758
	Protective Life Secured Trust	3.700%	11/24/08	1,000	991
	Protective Life Secured Trust	4.850%	8/16/10	765	768
	Prudential Financial, Inc.	4.750%	4/1/14	2,300	2,182
[3]	TIAA Global Markets	5.125%	10/10/12	1,380	1,405
[3]	UnitedHealth Group, Inc.	6.000%	11/15/17	2,000	2,027
	XL Capital Ltd.	6.500%	1/15/12	2,000	2,049

	Real Estate Investment Trusts (0.5%)
	ERP Operating LP	5.375%	8/1/16	325	307
	Kimco Realty Corp.	5.783%	3/15/16	250	237
	ProLogis	5.625%	11/15/16	1,000	927
	Realy Income Corp.	6.750%	8/15/19	965	966
	Simon Property Group Inc.	5.100%	6/15/15	1,000	939
	Simon Property Group Inc.	6.100%	5/1/16	1,000	1,003
	Simon Property Group Inc.	5.875%	3/1/17	650	629
[3]	Westfield Group	5.700%	10/1/16	2,000	1,941

	Other (0.1%)
[3]	SovRisc BV	4.625%	10/31/08	2,000	2,020
					174,049
Industrial (9.5%)
	Basic Industry (0.5%)
	Alcan, Inc.	4.500%	5/15/13	1,000	972
	Alcoa, Inc.	5.720%	2/23/19	1,496	1,460
	Alcoa, Inc.	5.870%	2/23/22	504	486
	BHP Billiton Finance	4.800%	4/15/13	1,000	971
	Dow Chemical Co.	6.125%	2/1/11	1,000	1,037
	Dow Chemical Co.	6.000%	10/1/12	1,000	1,043
	E.I. du Pont de Nemours & Co.	4.125%	4/30/10	735	731
	E.I. du Pont de Nemours & Co.	4.750%	11/15/12	440	439
	Weyerhaeuser Co.	7.375%	3/15/32	1,000	1,009

	Capital Goods (1.2%)
	Boeing Capital Corp.	6.500%	2/15/12	2,000	2,143
	Caterpillar, Inc.	7.250%	9/15/09	1,000	1,048
	General Dynamics Corp.	4.250%	5/15/13	2,000	1,939
	General Electric Co.	5.250%	12/6/17	1,735	1,731
	Honeywell International, Inc.	7.500%	3/1/10	1,000	1,063
[3]	Hutchison Whampoa
	International Ltd.	6.500%	2/13/13	2,000	2,097
	John Deere Capital Corp.	5.350%	1/17/12	2,000	2,051
	John Deere Capital Corp.	5.100%	1/15/13	1,000	1,015
[3]	Siemens Financieringsmat	5.750%	10/17/16	2,225	2,257
	United Technologies Corp.	4.875%	5/1/15	325	320
	United Technologies Corp.	7.500%	9/15/29	770	907
	United Technologies Corp.	6.050%	6/1/36	675	694

Vanguard Balanced Portfolio

	USA Waste Services, Inc.	7.000%	7/15/28	2,000	2,086
	Communications (1.6%)
	AT&T Inc.	5.875%	2/1/12	1,000	1,036
	AT&T Inc.	4.950%	1/15/13	1,250	1,258
	AT&T Inc.	5.100%	9/15/14	500	498
	AT&T Inc.	6.450%	6/15/34	1,595	1,647
	AT&T Inc.	6.800%	5/15/36	500	539
	AT&T Inc.	6.500%	9/1/37	325	344
	BellSouth Corp.	6.550%	6/15/34	2,975	3,064
	BellSouth Telecommunications	7.000%	12/1/95	1,000	1,019
	Deutsche Telekom International Finance	8.000%	6/15/10	2,000	2,135
	France Telecom	7.750%	3/1/11	2,000	2,163
	New York Times Co.	4.500%	3/15/10	300	297
	Telefonica Europe BV	7.750%	9/15/10	2,000	2,133
	Thomson Corp.	4.250%	8/15/09	1,500	1,496
	Time Warner Cable Inc.	5.850%	5/1/17	830	835
	Verizon Communications Corp.	5.500%	4/1/17	1,000	1,012
	Verizon Global Funding Corp.	6.875%	6/15/12	2,000	2,159
	Verizon Global Funding Corp.	7.750%	12/1/30	1,000	1,172
	Verizon Global Funding Corp.	5.850%	9/15/35	475	464
	Vodafone Group PLC	5.000%	12/16/13	1,000	977

	Consumer Cyclicals (1.6%)
	CVS Corp.	4.875%	9/15/14	1,000	958
	CVS Corp.	5.750%	6/1/17	485	490
	DaimlerChrysler North America
	Holding Corp.	5.750%	9/8/11	1,355	1,373
	DaimlerChrysler North America
	Holding Corp.	6.500%	11/15/13	1,145	1,189
	DaimlerChrysler North America
	Holding Corp.	8.500%	1/18/31	1,000	1,242
	Federated Retail Holding	5.900%	12/1/16	522	488
[3]	Harley-Davidson Inc.	3.625%	12/15/08	1,000	997
	Home Depot Inc.	3.750%	9/15/09	1,000	979
	Home Depot Inc.	4.625%	8/15/10	1,000	978
	Kohl’s Corp.	6.000%	1/15/33	1,000	855
	Lowe’s Cos., Inc.	8.250%	6/1/10	290	313
	Lowe’s Cos., Inc.	6.875%	2/15/28	710	752
	Lowe’s Cos., Inc.	6.500%	3/15/29	1,000	1,018
	Lowe’s Cos., Inc.	6.650%	9/15/37	655	665
	Target Corp.	5.875%	3/1/12	2,000	2,073
	The Walt Disney Co.	4.700%	12/1/12	1,450	1,455
	The Walt Disney Co.	5.625%	9/15/16	1,000	1,030
	Time Warner, Inc.	5.500%	11/15/11	815	817
	Time Warner, Inc.	6.500%	11/15/36	520	506
	Toyota Motor Credit Corp.	5.500%	12/15/08	2,000	2,025
	Wal-Mart Stores, Inc.	4.125%	2/15/11	1,000	1,003
	Wal-Mart Stores, Inc.	5.250%	9/1/35	1,000	883
	Western Union Co.	5.930%	10/1/16	2,000	2,000

	Consumer Noncyclicals (3.0%)
	Abbott Laboratories	5.600%	5/15/11	500	518
	Abbott Laboratories	4.350%	3/15/14	1,000	964
	Anheuser-Busch Cos., Inc.	7.500%	3/15/12	1,500	1,656
	AstraZeneca PLC	5.400%	9/15/12	1,000	1,031
	AstraZeneca PLC	6.450%	9/15/37	1,615	1,764
	Baxter International, Inc.	5.900%	9/1/16	502	525
	Bristol-Myers Squibb Co.	5.875%	11/15/36	2,000	1,986

Vanguard Balanced Portfolio

[3]	Cargill Inc.	4.375%	6/1/13	600	570
[3]	Cargill Inc.	6.875%	5/1/28	645	660
[3]	Cargill Inc.	6.125%	4/19/34	1,270	1,185
	Clorox Co.	4.200%	1/15/10	2,000	1,972
	Coca-Cola Co.	5.350%	11/15/17	2,500	2,574
	Coca-Cola Enterprises Inc.	6.125%	8/15/11	2,000	2,076
	Coca-Cola HBC Finance	5.125%	9/17/13	1,000	1,009
	Coca-Cola HBC Finance	5.500%	9/17/15	700	716
	Colgate-Palmolive Co.	7.600%	5/19/25	480	564
	ConAgra Foods, Inc.	6.750%	9/15/11	199	209
	ConAgra Foods, Inc.	5.819%	6/15/17	316	318
	Diageo Capital PLC	3.375%	3/20/08	1,000	997
	Diageo Capital PLC	5.200%	1/30/13	1,220	1,230
	Eli Lilly & Co.	6.000%	3/15/12	1,000	1,057
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	2,000	1,882
	Hershey Foods Corp.	4.850%	8/15/15	380	366
	Kimberly-Clark Corp.	5.000%	8/15/13	1,000	996
	Kimberly-Clark Corp.	4.875%	8/15/15	1,000	974
	Kraft Foods, Inc.	6.250%	6/1/12	1,500	1,561
	Medtronic Inc.	4.375%	9/15/10	765	764
	Medtronic Inc.	4.750%	9/15/15	1,000	963
	Merck & Co.	5.125%	11/15/11	2,000	2,081
	Pepsi Bottling Group, Inc.	7.000%	3/1/29	500	569
[3]	Pepsi Bottling Holdings Inc.	5.625%	2/17/09	1,500	1,521
	Pepsico, Inc.	4.650%	2/15/13	1,215	1,229
[2]	Procter & Gamble Co. ESOP	9.360%	1/1/21	1,903	2,432
[3]	SABMiller PLC	6.500%	7/1/16	1,500	1,561
	Schering-Plough Corp.	5.550%	12/1/13	1,000	1,013
	Sysco Corp.	5.375%	9/21/35	1,000	913
[3]	Tesco PLC	5.500%	11/15/17	1,500	1,486
	Unilever Capital Corp.	7.125%	11/1/10	1,000	1,073
	Unilever Capital Corp.	5.900%	11/15/32	875	873
	Wyeth	6.950%	3/15/11	1,000	1,064

	Energy (0.2%)
	Apache Finance Canada	7.750%	12/15/29	400	481
	Conoco Funding Co.	6.350%	10/15/11	2,000	2,125
	Suncor Energy, Inc.	5.950%	12/1/34	1,000	974

	Technology (0.5%)
	Cisco Systems Inc.	5.250%	2/22/11	2,000	2,048
	Hewlett-Packard Co.	5.250%	3/1/12	2,000	2,052
	IBM International Group Capital	5.050%	10/22/12	1,000	1,022
	International Business
	Machines Corp.	5.875%	11/29/32	2,000	2,023

Vanguard Balanced Portfolio

	Transportation (0.7%)
[2]	Continental Airlines, Inc.	5.983%	4/19/22	940	877
[3]	ERAC USA Finance Co.	7.350%	6/15/08	1,090	1,101
[3]	ERAC USA Finance Co.	5.800%	10/15/12	465	467
[3]	ERAC USA Finance Co.	5.900%	11/15/15	500	488
[3]	ERAC USA Finance Co.	7.000%	10/15/37	1,000	922
[2]	Federal Express Corp.	6.720%	1/15/22	1,520	1,628
	Norfolk Southern Corp.	7.700%	5/15/17	1,500	1,705
	Southwest Airlines Co.	5.750%	12/15/16	2,500	2,502
[2]	Southwest Airlines Co.	6.150%	8/1/22	560	571

	Other (0.2%)
	Dover Corp.	6.500%	2/15/11	2,000	2,097
	Snap-On Inc.	6.250%	8/15/11	1,400	1,486
					147,307
Utilities (2.5%)
	Electric (2.0%)
	Alabama Power Co.	4.850%	12/15/12	500	496
	Alabama Power Co.	5.550%	2/1/17	585	602
	Carolina Power & Light Co.	5.950%	3/1/09	2,000	2,032
	Central Illinois Public Service	6.125%	12/15/28	1,000	961
	Commonwealth Edison Co.	5.950%	8/15/16	770	776
	Consolidated Edison Co. of
	New York	5.500%	9/15/16	700	713
	Consolidated Edison Co. of
	New York	5.300%	12/1/16	890	872
	Consolidated Edison, Inc.	3.625%	8/1/08	1,000	993
[3]	EDP Finance BV	5.375%	11/2/12	1,220	1,221
[3]	Enel Finance International	6.800%	9/15/37	1,285	1,299
	Exelon Generation Co. LLC	6.950%	6/15/11	2,000	2,100
	Florida Power & Light Co.	5.550%	11/1/17	200	206
	Florida Power & Light Co.	5.650%	2/1/35	1,000	951
	Florida Power & Light Co.	4.950%	6/1/35	1,000	858
	Florida Power & Light Co.	5.850%	5/1/37	2,000	1,955
	Florida Power Corp.	6.875%	2/1/08	1,850	1,853
	Florida Power Corp.	6.350%	9/15/37	200	212
	MidAmerican Energy
	Holdings Co.	6.125%	4/1/36	1,000	1,008
	National Rural Utilities
	Cooperative Finance Corp.	5.750%	12/1/08	2,000	2,025
	Northern States Power Co.	6.250%	6/1/36	2,000	2,106
	PacifiCorp	6.250%	10/15/37	2,000	2,107
	PPL Energy Supply LLC	6.200%	5/15/16	1,000	1,001
	Public Service Electric & Gas	4.000%	11/1/08	1,000	993
	Southern California Edison Co.	6.000%	1/15/34	1,000	1,011
	Southern California Edison Co.	5.550%	1/15/37	1,500	1,424
	Wisconsin Electric Power Co.	4.500%	5/15/13	615	601
	Wisconsin Electric Power Co.	5.700%	12/1/36	690	660

	Natural Gas (0.4%)
	AGL Capital Corp.	6.375%	7/15/16	775	772
	Duke Energy Field Services	7.875%	8/16/10	2,000	2,146
[3]	Duke Energy Field Services	6.450%	11/3/36	935	909
	KeySpan Gas East Corp.	7.875%	2/1/10	1,500	1,589
	National Grid PLC	6.300%	8/1/16	1,000	1,019
	San Diego Gas & Electric	6.000%	6/1/26	600	602

	Other (0.1%)
	UGI Utilities Inc.	5.753%	9/30/16	1,170	1,195
					39,268

Vanguard Balanced Portfolio

Total Corporate Bonds (Cost $427,683)					426,476
Sovereign Bonds (U.S. Dollar-Denominated) (2.5%)
	African Development Bank	4.500%	1/15/09	2,000	2,024
[3]	Corporacion Nacional del Cobre	6.150%	10/24/36	1,000	984
	European Investment Bank	4.000%	3/3/10	2,000	2,020
	Inter-American
	Development Bank	5.375%	11/18/08	600	612

	Inter-American Development Bank	4.375%	9/20/12	2,000	2,039
	International Bank for Reconstruction &
	Development	5.750%	2/6/08	2,600	2,601
	International Bank for
	Reconstruction &
	Development	4.750%	2/15/35	2,000	1,936
	Japan Bank International	4.750%	5/25/11	2,000	2,045
	Japan Finance Corp.	4.625%	4/21/15	3,000	2,989
	Kreditanstalt fur Wiederaufbau	3.375%	1/23/08	2,000	1,998
	Landwirtschaftliche Rentenbank	4.125%	7/15/08	2,000	2,008
	Oesterreichische Kontrollbank	4.500%	3/9/15	2,000	1,993
	Province of British Columbia	4.300%	5/30/13	1,000	993
	Province of Manitoba	4.450%	4/12/10	2,000	2,018
	Province of Ontario	4.375%	2/15/13	1,000	1,019
	Province of Ontario	4.500%	2/3/15	2,000	1,999
	Province of Quebec	5.750%	2/15/09	1,000	1,019
	Province of Quebec	5.125%	11/14/16	1,000	1,029
	Quebec Hydro Electric	6.300%	5/11/11	1,000	1,070
	Republic of Italy	4.500%	1/21/15	2,000	1,965
	State of Israel	5.500%	11/9/16	1,000	1,026
	Swedish Export Credit Corp.	4.625%	2/17/09	2,000	2,016
[3]	Taqa Abu Dhabi National Energy Co.	5.875%	10/27/16	1,695	1,659
Total Sovereign Bonds (Cost $38,965)					39,062
Taxable Municipal Bonds (0.8%)
	Atlanta GA Downtown Dev.
	Auth. Rev.	6.875%	2/1/21	650	733
	Illinois (Taxable Pension) GO	5.100%	6/1/33	3,000	2,889
	Kansas Dev. Finance Auth. Rev.
	(Public Employee
	Retirement System)	5.501%	5/1/34	2,000	2,037
[3]	Ohana Military
	Communities LLC	5.558%	10/1/36	400	383
[3]	Ohana Military
	Communities LLC	5.780%	10/1/36	545	538
	Oregon School Board Assn.	5.528%	6/30/28	2,000	2,034
[3]	Pacific Beacon LLC Naval Base	5.379%	7/15/26	335	329
	President and Fellows of
	Harvard College	6.300%	10/1/37	2,000	2,141
	Stanford Univ. California Rev.	5.850%	3/15/09	2,000	2,048
Total Taxable Municipal Bonds (Cost $12,976)					13,132
Temporary Cash Investment (2.2%)

Vanguard Balanced Portfolio

Repurchase Agreement
Banc of America Securities, LLC
(Dated 12/31/07, Repurchase
Value $34,509,000,
collateralized by Federal
Home Loan Mortgage Corp.
5.000%, 7/1/35, Federal National
Mortgage Assn. 5.000%, 3/1/35)
(Cost $34,500)	4.500%	1/2/08	34,500	34,500
Total Investments (99.7%) (Cost $1,263,209)				1,543,028
Other Assets and Liabilities (0.3%)
Other Assets—Note C				10,541
Liabilities				(6,207)
				4,334
Net Assets (100%)
Applicable to 74,552,423 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)				1,547,362
Net Asset Value Per Share				$20.76

Vanguard Balanced Portfolio

At December 31, 2007, net assets consisted of:[4]
	Amount	Per
	($000)	Share
Paid-in Capital	1,158,112	$15.54
Undistributed Net Investment Income	45,498.61
Accumulated Net Realized Gains	63,930.86
Unrealized Appreciation
Investment Securities	279,819	3.75
Foreign Currencies	3	—
Net Assets	1,547,362	$20.76

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

**  New issue that has not paid a dividend as of December 31, 2007.

1  The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

2  The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

3  Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the aggregate value of these securities was $54,422,000, representing 3.5% of net assets.

4  See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

GO—General Obligation Bond.

Vanguard Balanced Portfolio

Statement of Operations

Year Ended
December 31, 2007
($000)
Investment Income
Income
Dividends[1]	23,253
Interest	28,320
Security Lending	103
Total Income	51,676
Expenses
Investment Advisory Fees—Note B
Basic Fee	950
Performance Adjustment	168
The Vanguard Group—Note C
Management and Administrative	2,168
Marketing and Distribution	272
Custodian Fees	26
Auditing Fees	20
Shareholders’ Reports	33
Trustees’ Fees and Expenses	2
Total Expenses	3,639
Expenses Paid Indirectly—Note D	(24)
Net Expenses	3,615
Net Investment Income	48,061
Realized Net Gain (Loss)
Investment Securities Sold	63,754
Foreign Currencies	(9)
Realized Net Gain (Loss)	63,745
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	6,145
Foreign Currencies	3
Change in Unrealized Appreciation
(Depreciation)	6,148
Net Increase (Decrease) in Net Assets
Resulting from Operations	117,954

Statement of Changes in Net Assets

	Year Ended December 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	48,061	39,591
Realized Net Gain (Loss)	63,745	61,594
Change in Unrealized Appreciation (Depreciation)	6,148	78,011
Net Increase (Decrease) in Net Assets Resulting from Operations	117,954	179,196
Distributions
Net Investment Income	(40,563)	(32,178)
Realized Capital Gain[2]	(61,188)	(39,749)
Total Distributions	(101,751)	(71,927)
Capital Share Transactions—Note G
Issued	186,770	235,295
Issued in Lieu of Cash Distributions	101,751	71,927
Redeemed	(161,704)	(207,173)
Net Increase (Decrease) from Capital Share Transactions	126,817	100,049
Total Increase (Decrease)	143,020	207,318
Net Assets
Beginning of Period	1,404,342	1,197,024
End of Period[3]	1,547,362	1,404,342

1  Dividends are net of foreign withholding taxes of $611,000.

2  Includes fiscal 2007 and 2006 short-term gain distributions totaling $4,813,000 and $5,048,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

3  Net Assets—End of Period includes undistributed net investment income of $45,498,000 and $38,009,000.

Vanguard Balanced Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$20.62	$19.04	$18.62	$17.16	$14.72
Investment Operations
Net Investment Income	.64	.58	.53[1]	.493	.44
Net Realized and Unrealized Gain (Loss)
on Investments	.98	2.14	.69	1.402	2.47
Total from Investment Operations	1.62	2.72	1.22	1.895	2.91
Distributions
Dividends from Net Investment Income	(.59)	(.51)	(.49)	(.435)	(.47)
Distributions from Realized Capital Gains	(.89)	(.63)	(.31)	—	—
Total Distributions	(1.48)	(1.14)	(.80)	(.435)	(.47)
Net Asset Value, End of Period	$20.76	$20.62	$19.04	$18.62	$17.16

Total Return	8.36%	14.96%	6.83%	11.29%	20.45%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,547	$1,404	$1,197	$1,035	$898
Ratio of Total Expenses to
Average Net Assets[2]	0.24%	0.25%	0.25%	0.26%	0.31%
Ratio of Net Investment Income to
Average Net Assets	3.21%	3.10%	2.89%	2.99%	2.98%
Portfolio Turnover Rate	21%	29%	21%	22%	27%

1  Calculated based on average shares outstanding.

2  Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, 0.01%, and 0.02%. See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Balanced Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Balanced Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The portfolio may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Vanguard Balanced Portfolio

B. Wellington Management Company, LLP, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance for the preceding three years relative to a combined index comprising the Standard & Poor’s 500 Index and the Lehman U.S. Credit A or Better Index. For the year ended December 31, 2007, the investment advisory fee represented an effective annual basic rate of 0.06% of the portfolio’s average net assets before an increase of $168,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2007, the portfolio had contributed capital of $130,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.13% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. The portfolio has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. The portfolio’s custodian bank has also agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2007, these arrangements reduced the portfolio’s management and administrative expenses by $16,000 and custodian fees by $8,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2007, the portfolio realized net foreign currency losses of $9,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

For tax purposes, at December 31, 2007, the portfolio had $52,714,000 of ordinary income and $59,010,000 of long-term capital gains available for distribution.

At December 31, 2007, the cost of investment securities for tax purposes was $1,263,209,000. Net unrealized appreciation of investment securities for tax purposes was $279,819,000, consisting of unrealized gains of $308,302,000 on securities that had risen in value since their purchase and $28,483,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2007, the portfolio purchased $376,072,000 of investment securities and sold $233,946,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $26,658,000 and $65,107,000, respectively.

G. Capital shares issued and redeemed were:

	Year Ended December 31,
	2007	2006
	Shares	Shares
	(000)	(000)
Issued	9,107	12,005
Issued in Lieu of Cash Distributions	5,245	3,882
Redeemed	(7,907)	(10,650)
Net Increase (Decrease) in Shares Outstanding	6,445	5,237

H. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the portfolio’s current fiscal year. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004–2007) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the portfolio’s financial statements.

Vanguard Balanced Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Vanguard Variable Insurance Fund Balanced Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Variable Insurance Fund Balanced Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodians and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 8, 2008

Special 2007 tax information (unaudited) for corporate shareholders only for Vanguard Variable Insurance Fund Balanced Portfolio

This information for the fiscal year ended December 31, 2007, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $56,375,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For corporate shareholders, 34.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard Balanced Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

•  Based on actual portfolio return.

This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•  Based on hypothetical 5% yearly return.

This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Balanced Portfolio	6/30/2007	12/31/2007	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,020.65	$1.22
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.00	1.22

1  The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.24%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® Capital Growth Portfolio

During an up-and-down year in the stock market, large-capitalization stocks outperformed small caps, and growth issues outpaced their value-oriented counterparts. Against this backdrop, the Capital Growth Portfolio returned a solid 12.5% for the 12 months ended December 31, 2007. The portfolio outperformed its benchmark, but trailed the average return of its competitors.

The table below shows the returns of your portfolio and its comparative standards over the past year and since the portfolio’s inception in December 2002. Please note that the returns for the portfolios in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Materials and energy stocks drove positive performance

The Capital Growth Portfolio uses the Standard and Poor’s 500 Index as its performance benchmark, but the actual make-up of the portfolio often bears little resemblance to the index. The portfolio’s advisor, PRIMECAP Management Company, uses careful research and analysis to identify companies with the potential for strong returns. The advisor’s approach paid off this year. The portfolio’s return was more than double the 5.5% result of the S&P 500 Index.

The “secret” of the portfolio’s success during the year was twofold: It captured returns in some of the market’s sweet spots, and had limited exposure to weaker areas. The materials sector, a relatively small portion of the overall stock market, provided outsized results (+114%) for the portfolio. Large holdings in two fertilizer companies accounted for roughly half of the portfolio’s overall return. Likewise, the portfolio’s energy stocks soared more than 52% in an environment of rising oil demand and uncertain long-term outlook for supply. The portfolio largely avoided stocks hurt by weakness in the housing market and the resulting crisis in subprime mortgage lending. Those stocks spurred double-digit losses in the consumer discretionary and financials sectors of the benchmark index.

Meanwhile, the portfolio’s industrials and health care holdings posted disappointing results. Together, those areas accounted for nearly one-third of the portfolio’s assets, on average, during the year. Industrials stocks returned –5% on weak performances from airline and air-freight companies. Health care stocks fell –4%, as poor results from two medical device firms hampered returns.

Vanguard Capital Growth Portfolio

Long-term perspective is key in any market environment

Since its inception a little over five years ago, the Capital Growth Portfolio has posted an average annual return of 15.2%, outperforming its benchmark and the average result of competing funds. The portfolio’s fine start is a credit to the skilled PRIMECAP team as well as Vanguard’s low expense ratios. As a planholder, you’ve likely enjoyed the success that Capital Growth has had so far. But it’s important to maintain a long-term view of performance. By tempering your expectations and setting your sights on long-term results, it’s easier to digest shorter-term periods of volatility.

Total Returns
		December 3, 2002,[1] Through
		December 31, 2007
	Year Ended	Average
	December 31, 2007	Annual Return
Capital Growth Portfolio	12.5%	15.2%
Standard & Poor’s 500 Index	5.5	11.7
Average Multi-Cap Growth Fund[2]	15.0	13.5

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[3]
Your portfolio compared with its peer group
		Average
		Multi-Cap
	Portfolio	Growth Fund
Capital Growth Portfolio	0.42%	1.49%

1  Portfolio’s inception.

2  Derived from data provided by Lipper Inc.

3  Portfolio expense ratio reflects the 12 months ended December 31, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

Vanguard Capital Growth Portfolio

Advisor’s Report

During the fiscal year ended December 31, 2007, the Capital Growth Portfolio returned 12.5%, outperforming the 5.5% return of the Standard & Poor’s 500 Index, but trailing the average return of its competitors in the multi-cap growth fund category.

Investment environment

During 2007, growth stocks in the Russell 1000 Index outperformed value stocks for the first year since 1999. While we don’t consider ourselves “aggressive growth” managers, growth stocks’ recent outperformance provided a favorable tailwind for some of the Capital Growth Portfolio’s major positions.

Decades are often represented by one or two dominant themes. The 1990s were a decade of technology advances. So far, this decade has been a decade of globalization and large investments in infrastructure. We think that the next decade will be dominated by health care for an emerging world and advances in the portability and ubiquity of technology. During the past year, our stock selections emphasized the sectors about which we continue to have the strongest convictions: health care and information technology.

Portfolio performance in 2007

The portfolio’s favorable performance versus the benchmark was attributable to a combination of security and sector allocation. Overweightings in information technology and materials helped returns, as did our relative underweighting in financials. Financials went from being one of the best-performing sectors in 2006 to the worst in 2007, while information technology went from being one of the worst to the one of the best.

The portfolio’s largest holding, Potash Corp. of Saskatchewan, gained 202.2% during the year and was the largest contributor to Capital Growth’s overall performance. Monsanto, another sizable holding, climbed 114.5% for the year and was the second-largest contributor to return. The other three top-five contributors to total return were Hess (+104.8%), Oracle (+31.7%), and Schlumberger (+57.1%).

The largest overweighted sectors were information technology and health care. Although the overweights in both sectors aided performance, the health care benefit was offset by poor security selection. In IT, the portfolio’s largest positions included Adobe Systems, Texas Instruments, and Oracle. In health care, Eli Lilly was up 5.7% for the year and Biogen Idec gained 15.7%, but these gains were offset by declines of –32.0% for Amgen and –32.3% for Boston Scientific.

The portfolio has been consistently underweight in financials for several years, on the premise that there was an increasing mis-pricing of risk in the marketplace that would ultimately hurt the financials sector. In early 2007, the market began to recognize this fact, and financials subsequently lost more than –18.5% for the year. The Capital Growth Portfolio benefited significantly from this underweighting as well as from our security selection, notably our position in Berkshire Hathaway (+24.9% for the year).

Outlook and positioning for 2008

The signs of a slowdown or potential recession in the United States that unnerved investors in 2007 seem to be heightening in early 2008. An early poor employment report and an increase in unemployment claims got the markets off to a slow start in January. Increased concerns centering on the financials sector and the spillover effects for consumers have put the Federal Reserve Board at center stage in its attempts to further ease monetary policy to spur growth. High energy and commodity prices continue to weigh on the backs of over-extended consumers as gasoline and food prices are at all-time highs. However, the markets have shown over the past years a certain resilience, and with price/earning multiples at modest levels (16.9x for the S&P 500) and corporate balance sheets in strong shape with debt-to-capitalization levels of around 30% for the broad index, corporate America is on solid ground. In addition, foreign exposure for companies in the S&P 500 is now in excess of 40%, which helps cushion the weak U.S. dollar. We believe that 2008 will be a year in which fundamental investing will be rewarded. During turbulent economic times, the performance of fundamentally well-positioned and well-managed companies can diverge greatly from that of poorly positioned and poorly managed companies.

The portfolio’s largest purchase was Amgen, which had a volatile year with pending litigation and health care reimbursement issues. We like the prospects for Amgen and believe that, fundamentally, it will continue to be in a strong financial position and a market leader in biologics. Other large purchases included UPS, Eli Lilly, and Discover Financial Services.

Energy and materials maintained market leadership for the past year, and we have continued to gradually decrease our holdings in a number of names. Potash of Saskatchewan, as the portfolio’s best-performing stock, was also, not surprisingly, the fund’s largest sale.

We thank you for entrusting your hard-earned capital with us. We will continue to work diligently to prove worthy of that trust.

Howard B. Schow, Portfolio Manager

Theo A. Kolokotrones, Portfolio Manager

Joel P. Fried, Portfolio Manager

Alfred W. Mordecai, Portfolio Manager

Mitchell J. Milias, Portfolio Manager

David H. Van Slooten, Portfolio Manager

PRIMECAP Management Company, LLP January 22, 2008

Vanguard Capital Growth Portfolio

Portfolio Profile

As of December 31, 2007

Portfolio Characteristics
		Comparative
	Portfolio	Index[1]
Number of Stocks	113	500
Median Market Cap	$46.0B	$55.7B
Price/Earnings Ratio	22.7x	16.9x
Price/Book Ratio	3.2x	2.8x
Yield	0.8%	2.0%
Return on Equity	17.0%	20.4%
Earnings Growth Rate	22.6%	21.0%
Foreign Holdings	15.6%	0.0%
Turnover Rate	7.2%	—
Expense Ratio	0.42%	—
Short-Term Reserves	8.0%	—

Volatility Measures
Portfolio Versus
Comparative Index[1]
R-Squared	0.81
Beta	1.06

Sector Diversification (% of equity exposure)
		Comparative
	Portfolio	Index[1]
Consumer Discretionary	10.3%	8.5%
Consumer Staples	1.8	10.2
Energy	10.6	12.9
Financials	5.4	17.7
Health Care	20.4	12.0
Industrials	9.8	11.5
Information Technology	29.2	16.7
Materials	12.0	3.3
Telecommunication Services	0.5	3.6
Utilities	0.0	3.6

Vanguard Capital Growth Portfolio

Ten Largest Holdings[2](% of total net assets)

Potash Corp. of	fertilizers and
Saskatchewan, Inc.	agricultural
	chemicals	6.3%
FedEx Corp.	air freight and
	logistics	3.4
Adobe Systems, Inc.	application
	software	3.1
Eli Lilly & Co.	pharmaceuticals	3.0
Novartis AG ADR	pharmaceuticals	2.9
Texas Instruments, Inc.	semiconductors	2.8
ConocoPhillips Co.	integrated oil
	and gas	2.8
Microsoft Corp.	systems software	2.7
Oracle Corp.	systems software	2.7
Medtronic, Inc.	health care
	equipment	2.5
Top Ten		32.2%

Investment Focus

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by an index. If a portfolio’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a portfolio’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

1  S&P 500 Index.

2  “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Vanguard Capital Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Cumulative Performance: December 3, 2002–December 31, 2007

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended December 31, 2007			Final Value
	One	Five	Since	of a $10,000
	Year	Years	Inception[1]	Investment
Capital Growth Portfolio	12.48%	16.89%	15.18%	$20,494
S&P 500 Index	5.49	12.83	11.66	17,503
Average Multi-Cap Growth Fund[2]	14.99	15.19	13.53	19,045

Fiscal-Year Total Returns (%): December 3, 2002–December 31, 2007

1  Performance for the portfolio and its comparative standards is calculated since the portfolio’s inception date: December 3, 2002.

2  Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

Vanguard Capital Growth Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2007

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (91.8%)
Consumer Discretionary (9.4%)
*	DIRECTV Group, Inc.	283,861	6,563
	Sony Corp. ADR	118,300	6,424
	TJX Cos., Inc.	113,050	3,248
	Whirlpool Corp.	36,400	2,971
	Target Corp.	45,800	2,290
	The Walt Disney Co.	56,300	1,817
	Eastman Kodak Co.	82,300	1,800
*	Kohl’s Corp.	33,600	1,539
*	Amazon.com, Inc.	14,400	1,334
*	Bed Bath & Beyond, Inc.	28,600	840
*	Viacom Inc. Class B	16,800	738
*	Comcast Corp. Class A	35,550	649
	Best Buy Co., Inc.	10,300	542
	Mattel, Inc.	27,300	520
	Lowe’s Cos., Inc.	16,700	378
	Yum! Brands, Inc.	8,600	329
	Abercrombie & Fitch Co.	3,400	272
	Tiffany & Co.	3,800	175
	Citadel Broadcasting Corp.	3,455	7
			32,436
Consumer Staples (1.6%)
	Costco Wholesale Corp.	69,050	4,817
	Avon Products, Inc.	18,400	727
			5,544
Energy (9.7%)
	ConocoPhillips Co.	107,200	9,466
	Schlumberger Ltd.	55,200	5,430
	Hess Corp.	49,350	4,977
	Noble Energy, Inc.	59,000	4,692
	Peabody Energy Corp.	39,800	2,453
	EnCana Corp.	32,300	2,195
	EOG Resources, Inc.	21,800	1,946
*	Transocean, Inc.	12,700	1,818
	Chevron Corp.	3,160	295
*	Patriot Coal Corp.	3,980	166
*	Plains Exploration &Production Co.	820	44
			33,482

Vanguard Capital Growth Portfolio

Financials (5.0%)
	Bank of New York Mellon Corp.	93,379	4,553
*	Berkshire Hathaway Inc.
	Class B	633	2,998
	Marsh &
	McLennan Cos., Inc.	90,700	2,401
	American International
	Group, Inc.	39,000	2,274
	The Chubb Corp.	30,100	1,643
	Discover Financial Services	48,800	736
	AFLAC Inc.	11,700	733
	Fannie Mae	16,300	652
	JPMorgan Chase & Co.	7,648	334
	Wells Fargo & Co.	6,400	193
	Washington Mutual, Inc.	14,000	191
	Freddie Mac	5,550	189
	Capital One Financial Corp.	2,900	137
			17,034
Health Care (18.7%)
	Eli Lilly & Co.	195,900	10,459
	Novartis AG ADR	180,550	9,806
	Medtronic, Inc.	173,300	8,712
*	Biogen Idec Inc.	135,900	7,735
*	Amgen, Inc.	138,371	6,426
	Roche Holdings AG	27,000	4,667
*	Boston Scientific Corp.	326,402	3,796
*	Genzyme Corp.	40,350	3,004
	GlaxoSmithKline PLC ADR	55,900	2,817
	Pfizer Inc.	97,460	2,215
	Applera Corp.–Applied
	Biosystems Group	55,700	1,889
*	Millipore Corp.	25,050	1,833
*	Sepracor Inc.	23,250	610
	Wyeth	9,900	437
			64,406
Industrials (9.0%)
	FedEx Corp.	130,300	11,619
	Southwest Airlines Co.	300,050	3,661
	Caterpillar, Inc.	48,000	3,483
	Deere & Co.	25,300	2,356
	United Parcel Service, Inc.	29,450	2,083
	Fluor Corp.	13,700	1,996
	Union Pacific Corp.	11,300	1,420
*	AMR Corp.	86,600	1,215
	Donaldson Co., Inc.	15,500	719
*	Alaska Air Group, Inc.	23,050	576
	The Boeing Co.	6,300	551
	Granite Construction Co.	14,800	535
	Canadian Pacific Railway Ltd.	7,600	491
	Pall Corp.	8,600	347
			31,052
Information Technology (27.0%)
	Communications Equipment (4.0%)
	Corning, Inc.	202,450	4,857
	QUALCOMM Inc.	106,100	4,175
	Motorola, Inc.	128,250	2,057
*	Nortel Networks Corp.	67,510	1,019
	LM Ericsson Telephone Co.ADR Class B	42,200	985

Vanguard Capital Growth Portfolio

	Plantronics, Inc.	29,250	761
	Computers & Peripherals (2.3%)
	Hewlett-Packard Co.	89,250	4,505
*	EMC Corp.	175,300	3,248
*	Dell Inc.	10,200	250
	Electronic Equipment & Instruments (0.1%)
*	Coherent, Inc.	8,950	225

	Internet Software & Services (2.2%)
*	Google Inc.	7,200	4,979
*	eBay Inc.	67,100	2,227
*	Yahoo! Inc.	15,700	365

	IT Services (0.5%)
	Accenture Ltd.	38,050	1,371
	Paychex, Inc.	12,400	449

	Semiconductors &
	Semiconductor Equipment (6.3%)
	Texas Instruments, Inc.	291,700	9,743
	Intel Corp.	169,200	4,511
*	Micron Technology, Inc.	332,900	2,414
	ASML Holding N.V. (New York Shares)	37,687	1,179
	KLA-Tencor Corp.	22,200	1,069
	Applied Materials, Inc.	59,100	1,050
*	NVIDIA Corp.	28,950	985
*	Rambus Inc.	20,000	419
*	Entegris Inc.	34,944	302

	Software (11.6%)
*	Adobe Systems, Inc.	248,000	10,597
	Microsoft Corp.	260,600	9,277
*	Oracle Corp.	410,100	9,260
*	Intuit, Inc.	154,500	4,884
*	Citrix Systems, Inc.	98,400	3,740
*	Symantec Corp.	117,800	1,901
			92,804
Materials (11.0%)
	Potash Corp. of
	Saskatchewan, Inc.	150,700	21,695
	Monsanto Co.	65,200	7,282
	Praxair, Inc.	35,200	3,123
	Weyerhaeuser Co.	27,150	2,002
	Alcoa Inc.	44,400	1,623
*	Domtar Corp.	116,400	895
	Dow Chemical Co.	14,800	583
	Freeport-McMoRan Copper & Gold, Inc.Class B	5,494	563
			37,766
Telecommunication Services (0.4%)
	Sprint Nextel Corp.	97,050	1,274
	Embarq Corp.	3,657	181
			1,455
Total Common Stocks
(Cost $245,491)			315,979

Vanguard Capital Growth Portfolio

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (8.0%)
Money Market Fund
1 Vanguard Market
Liquidity Fund, 4.664%
(Cost $27,301)	27,301,269	27,301
Total Investments (99.8%)
(Cost $272,792)		343,280
Other Assets and Liabilities (0.2%)
Other Assets—Note C		1,391
Liabilities		(647)
		744
Net Assets (100%)
Applicable to 18,550,360 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		344,024
Net Asset Value Per Share		$18.55

At December 31, 2007, net assets consisted of:[2]
	Amount	Per
	($000)	Share
Paid-in Capital	261,530	$14.10
Undistributed Net
Investment Income	2,426.13
Accumulated Net Realized Gains	9,579.52
Unrealized Appreciation
Investment Securities	70,488	3.80
Foreign Currencies	1	—
Net Assets	344,024	$18.55

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

1  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2  See Note D in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

Vanguard Capital Growth Portfolio

Statement of Operations

Year Ended
December 31, 2007
($000)
Investment Income
Income
Dividends[1]	2,820
Interest[2]	1,122
Security Lending	1
Total Income	3,943
Expenses
Investment Advisory Fees—Note B	468
The Vanguard Group—Note C
Management and Administrative	726
Marketing and Distribution	70
Custodian Fees	3
Auditing Fees	19
Shareholders’ Reports	11
Total Expenses	1,297
Net Investment Income	2,646
Realized Net Gain (Loss)
Investment Securities Sold	9,608
Foreign Currencies	1
Realized Net Gain (Loss)	9,609
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	22,934
Foreign Currencies	—
Change in Unrealized Appreciation
(Depreciation)	22,934
Net Increase (Decrease) in Net Assets
Resulting from Operations	35,189

Vanguard Capital Growth Portfolio

Statement of Changes in Net Assets

	Year Ended December 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,646	2,143
Realized Net Gain (Loss)	9,609	7,376
Change in Unrealized Appreciation (Depreciation)	22,934	14,328
Net Increase (Decrease) in Net Assets Resulting from Operations	35,189	23,847
Distributions
Net Investment Income	(2,223)	(1,374)
Realized Capital Gain[3]	(7,377)	(8,343)
Total Distributions	(9,600)	(9,717)
Capital Share Transactions—Note F
Issued	78,196	106,342
Issued in Lieu of Cash Distributions	9,600	9,717
Redeemed	(57,137)	(32,463)
Net Increase (Decrease) from Capital Share Transactions	30,659	83,596
Total Increase (Decrease)	56,248	97,726
Net Assets
Beginning of Period	287,776	190,050
End of Period[4]	344,024	287,776

1  Dividends are net of foreign withholding taxes of $55,000.

2  Interest income from an affiliated company of the portfolio was $1,122,000.

3  Includes fiscal 2007 and 2006 short-term gain distributions totaling $118,000 and $337,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

4  Net Assets—End of Period includes undistributed net investment income of $2,426,000 and $2,002,000.

Vanguard Capital Growth Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$17.06	$16.01	$15.07	$12.88	$9.39
Investment Operations
Net Investment Income	.142	.130	.103	.094[1]	.051[2]
Net Realized and Unrealized Gain (Loss)
on Investments	1.918	1.698	1.033	2.166	3.444
Total from Investment Operations	2.060	1.828	1.136	2.260	3.495
Distributions
Dividends from Net Investment Income	(.132)	(.110)	(.093)	(.022)	(.005)
Distributions from Realized Capital Gains	(.438)	(.668)	(.103)	(.048)	—
Total Distributions	(.570)	(.778)	(.196)	(.070)	(.005)
Net Asset Value, End of Period	$18.55	$17.06	$16.01	$15.07	$12.88

Total Return	12.48%	11.63%	7.68%	17.63%	37.24%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$344	$288	$190	$167	$83
Ratio of Total Expenses to
Average Net Assets	0.42%	0.42%	0.42%	0.42%	0.48%
Ratio of Net Investment Income to
Average Net Assets	0.86%	0.96%	0.74%	0.84%[1]	0.45%
Portfolio Turnover Rate	7%	11%	13%	4%	7%

1  Net investment income per share and the ratio of net investment income to average net assets include $.03 and 0.28%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2  Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Capital Growth Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Capital Growth Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. PRIMECAP Management Company provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the year ended December 31, 2007, the investment advisory fee represented an effective annual rate of 0.15% of the portfolio’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2007, the portfolio had contributed capital of $28,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

Vanguard Capital Growth Portfolio

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2007, the portfolio realized net foreign currency gains of $1,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

For tax purposes, at December 31, 2007, the portfolio had $2,912,000 of ordinary income and $9,391,000 of long-term capital gains available for distribution.

At December 31, 2007, the cost of investment securities for tax purposes was $272,792,000. Net unrealized appreciation of investment securities for tax purposes was $70,488,000, consisting of unrealized gains of $85,727,000 on securities that had risen in value since their purchase and $15,239,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2007, the portfolio purchased $37,270,000 of investment securities and sold $20,771,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended December 31,
	2007	2006
	Shares	Shares
	(000)	(000)
Issued	4,338	6,383
Issued in Lieu of Cash Distributions	580	594
Redeemed	(3,239)	(1,980)
Net Increase (Decrease) in Shares Outstanding	1,679	4,997

G. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the portfolio’s current fiscal year. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004–2007) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the portfolio’s financial statements.

Vanguard Capital Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Vanguard Variable Insurance Fund Capital Growth Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Variable Insurance Fund Capital Growth Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 8, 2008

Special 2007 tax information (unaudited) for corporate shareholders only for Vanguard Variable Insurance Fund Capital Growth Portfolio

This information for the fiscal year ended December 31, 2007, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $7,259,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For corporate shareholders, 76.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard Capital Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return.

This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•  Based on hypothetical 5% yearly return.

This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Growth Portfolio	6/30/2007	12/31/2007	Period[1]
Based on Actual Fund Return	$1,000.00	$1,033.43	$2.15
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.09	2.14

1  The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.42%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® Diversified Value Portfolio

During 2007, the financial markets experienced a return to higher levels of volatility, and value stocks yielded the spotlight to their growth-oriented counterparts. Against this backdrop, the Diversified Value Portfolio returned 3.9%. The portfolio’s benchmark index, by contrast, was nearly flat in the period, as was the average result for competing funds. As of December 31, the portfolio had a yield of 2.6%, which was higher than that of the broad stock market.

The table below shows the returns of your portfolio and its comparative standards over the past year; for perspective, we also present their annualized returns since the portfolio’s February 1999 inception.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Most sectors fared very well; one did very poorly

After several years of outperformance, value stocks fell from favor in 2007, as investors shifted their preference to growth issues. The portfolio’s market benchmark, the Russell 1000 Value Index, returned –0.2% for the 12 months ended December 31, while the counterpart growth index returned 11.8%. It was the first calendar year since 1999 in which the growth index outpaced the value index.

In this challenging environment, the portfolio’s investment advisor, Barrow, Hanley, Mewhinney & Strauss, guided it to a 3.9% return. This result reflected successful stock selection across most of the portfolio’s areas of investment, but very poor performance in one key sector.

On the positive side, the largest contributors were energy, industrials, utilities, and consumer staples stocks—groups often favored by dividend-seeking investors. Some of the portfolio’s smaller sectors, such as materials, information technology, and telecommunication services, also delivered fine returns.

In stark contrast, the financials sector—the portfolio’s largest industry group during the year—suffered a –27% return. Problems that started with subprime-mortgage lending practices soon spread to all parts of the sector—from mortgage lenders and investment banks to insurers and brokerage firms. Nearly all of the portfolio’s financial stocks declined in value during the year. Consumer discretionary stocks also posted a negative aggregate return, but here the overall impact was muted by the sector’s relatively small size.

Vanguard Diversified Value Portfolio

Balance and diversification are always in style

Since its inception in 1999, the Diversified Value Portfolio has posted an average annual return of 8.0%, outperforming its benchmark index and the average return of its peer group during that span.

At Vanguard, we believe it’s wise to maintain an investment program that is balanced and diversified among different asset classes, sectors, and investment styles. That way, when one piece of the market falls on tough times, others can help carry the day.

Total Returns
		February 8, 1999,[1] Through
		December 31, 2007

	Year Ended	Average
	December 31, 2007	Annual Return
Diversified Value Portfolio	3.9%	8.0%
Russell 1000 Value Index	–0.2	7.0
Average Multi-Cap Value Fund[2]	0.1	7.1

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[3]
Your portfolio compared with its peer group
		Average
		Multi-Cap
	Portfolio	Value Fund
Diversified Value Portfolio	0.40%	1.31%

1  Portfolio’s inception.

2  Derived from data provided by Lipper Inc.

3  Portfolio expense ratio reflects the 12 months ended December 31, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

Vanguard Diversified Value Portfolio

Advisor’s Report

The Diversified Value Portfolio returned 3.9% for the fiscal year ended December 31, 2007. The portfolio outpaced its benchmark index and the average return of competing multi-cap value funds.

Investment environment

In the last half of 2007, structural problems that we had worried about for more than a year seemed to come to a crossroads. We think three speculative bubbles have existed. The first is housing; the second is industrial commodities (everything from food to gold to oil); the third is the emerging markets.

Certainly by the start of the fourth quarter, the housing bubble was gone, with home prices declining and the credit markets shaken by problems stemming from subprime mortgage lending. It seems that a lack of mortgage regulation has begun to trigger a credit contraction. Too much has been written on the subject; in part, the eagerness to alarm has intensified the problem. Since the leverage (debt) in banks and investment banks is $10–$30 per $1 of equity, a small overstatement in assets can end up having a large impact on a company’s worth to shareholders.

Financial stocks, retailers, REITs, and homebuilders have been in a sharp decline recently, while the rest of the market generally has marked time. Value has underperformed growth; large has done better than small. What leadership the market has is centered in natural resources, utilities, precious metals, and technology. The portfolio has underperformed due to our being overrepresented in the cheaper part of the market and undercommitted to technology—which, as usual, is lower-yielding with premium price/ earnings (P/E) multiples.

Our successes

Our successes were in utilities, some energy stocks, a buyout (Lyondell Chemical), and the sale of MGIC Investment at the early signs of a housing price decline.

Our shortfalls

Our shortfalls obviously centered on financial holdings. We knew about the overrated subprime-connected debt, but we did not know that lots of it was hidden on and off the balance sheets of our holdings. Generally, Wall Street creates products which it then sells to Main Street, which then discovers what it owns. In this case, Wall Street companies packaged these non-creditworthy instruments and kept them as assets. This would not have been so bad had the companies not then leveraged those assets for ten times their purported value.

The portfolio’s positioning

We have endured the risk side of financials as the housing bubble burst. The sector is now an area of opportunity, since the workout may not be as bad as current prices predict. We will hold on to and even add to issues in which we have confidence. It is quite possible that the credit correction being experienced across the globe will deflate the two other bubbles, in industrial commodities and emerging markets. We hope the portfolio lacks exposure to those risks, but as we have seen, sometimes risks can be hidden.

In our view, the Federal Reserve Board’s main remedy—cutting short-term interest rates—is ineffective in encouraging credit expansion and could increase inflation. Lenders are now trying to improve their balance sheets by raising equity and shrinking their loan portfolios. Fixing these companies’ problems will take time, although the stock market may well have discounted the damage by now. Either financials are too cheap or the rest of the market is too dear.

Vanguard Diversified Value Portfolio

Our concentration in the health care, utilities, and consumer staples sectors makes up more than a third of the portfolio and should be relatively immune to deflationary pressures.

Significant portfolio changes during the last six months

New positions: IBM seems to represent good investment potential, as this large, well-capitalized technology company has a below-market P/E and a market-level dividend yield. We expect above-average growth in the next three years. Merrill Lynch obviously was a mistake, as we had no knowledge of the company’s self-inflicted damage from subprime assets. Our earlier analysis indicated that the firm had a low earnings multiple and a reasonable dividend. Fortunately, it is not a large holding, and we might add to it once the resolution of the problem is better defined.

Closed positions: Lyondell was bought out, as noted above. We sold our small holding in General Electric because of the negative possibilities in its large financial business. We sold MGIC Investment when housing prices began to decline, believing this trend could cause significant losses.

James P. Barrow, Founding Partner

Barrow, Hanley, Mewhinney & Strauss, Inc.

January 14, 2008

Vanguard Diversified Value Portfolio

Portfolio Profile

As of December 31, 2007

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	46	618	4,843
Median Market Cap	$52.2B	$52.3B	$37.7B
Price/Earnings Ratio	14.0x	14.5x	17.8x
Price/Book Ratio	2.2x	2.0x	2.7x
Yield	2.6%	2.7%	1.8%
Return on Equity	19.6%	18.2%	19.2%
Earnings Growth Rate	19.3%	20.7%	20.7%
Foreign Holdings	9.2%	0.0%	0.0%
Turnover Rate	21.0%	—	—
Expense Ratio	0.40%	—	—
Short-Term Reserves	1.8%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.85	0.66
Beta	0.89	0.78

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Consumer
Discretionary	6.5%	8.5%	9.4%
Consumer Staples	13.7	10.2	8.9
Energy	11.1	12.9	12.3
Financials	22.2	17.7	18.3
Health Care	14.4	12.0	12.0
Industrials	10.6	11.5	11.7
Information Technology	4.7	16.7	16.5
Materials	1.0	3.3	3.8
Telecommunication
Services	6.8	3.6	3.3
Utilities	9.0	3.6	3.8

Ten Largest Holdings[3] (% of total net assets)

Occidental	integrated oil
Petroleum Corp.	and gas	4.9%
Imperial Tobacco
Group ADR	tobacco	4.3
Altria Group, Inc.	tobacco	3.6
AT&T Inc.	integrated
	telecommunication
	services	3.6
ConocoPhillips Co.	integrated oil
	and gas	3.3
Bristol-Myers Squibb Co.	pharmaceuticals	3.2
Verizon	integrated
Communications Inc.	telecommunication
	services	3.1
Manulife Financial Corp.	life and health
	insurance	3.1
Illinois Tool Works, Inc.	industrial machinery	2.8
Spectra Energy Corp.	oil and gas storage
	and transportation	2.7
Top Ten		34.6%

Investment Focus

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by an index. If a portfolio’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a portfolio’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

1  Russell 1000 Value Index.

2  Dow Jones Wilshire 5000 Index.

3  “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Vanguard Diversified Value Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Cumulative Performance: February 8, 1999–December 31, 2007

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended December 31, 2007			Final Value
	One	Five	Since	of a $10,000
	Year	Years	Inception[1]	Investment
Diversified Value Portfolio	3.93%	16.00%	8.03%	$19,880
Dow Jones Wilshire 5000 Index	5.73	14.07	4.55	14,860
Russell 1000 Value Index	–0.17	14.63	7.02	18,287
Average Multi-Cap Value Fund[2]	0.08	13.34	7.08	18,368

Fiscal-Year Total Returns (%): February 8, 1999–December 31, 2007

1  Performance for the portfolio and its comparative standards is calculated since the portfolio’s inception date: February 8, 1999.

2  Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

Vanguard Diversified Value Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2007

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (98.6%)
Consumer Discretionary (6.4%)
Carnival Corp.	582,500	25,915
Sherwin-Williams Co.	319,400	18,538
Wyndham Worldwide Corp.	489,280	11,527
Service Corp. International	721,200	10,133
		66,113
Consumer Staples (13.5%)
Imperial Tobacco Group
ADR	412,600	44,264
Altria Group, Inc.	489,600	37,004
Kraft Foods Inc.	728,497	23,771
Diageo PLC ADR	220,400	18,917
UST, Inc.	282,500	15,481
		139,437
Energy (11.0%)
Occidental Petroleum Corp.	655,300	50,452
ConocoPhillips Co.	389,944	34,432
Spectra Energy Corp.	1,087,500	28,079
		112,963
Financials (21.8%)
Manulife Financial Corp.	783,200	31,915
Bank of America Corp.	658,671	27,177
JPMorgan Chase & Co.	593,750	25,917
Bear Stearns Co., Inc.	260,900	23,024
XL Capital Ltd. Class A	398,100	20,028
Wells Fargo & Co.	623,400	18,820
Citigroup, Inc.	575,700	16,949
American International
Group, Inc.	287,500	16,761
Washington Mutual, Inc.	1,142,250	15,546
SLM Corp.	675,000	13,595
The Allstate Corp.	109,800	5,735
Merrill Lynch & Co., Inc.	100,000	5,368
Capital One Financial Corp.	93,200	4,405
		225,240

Health Care (14.2%)
Bristol-Myers Squibb Co.	1,223,800	32,455
Pfizer Inc.	1,170,900	26,615
* WellPoint Inc.	302,300	26,521
Wyeth	511,400	22,599
Baxter International, Inc.	363,700	21,113
Quest Diagnostics, Inc.	318,600	16,854
		146,157
Industrials (10.5%)
Illinois Tool Works, Inc.	534,500	28,617
Honeywell International Inc.	435,000	26,783
Cooper Industries, Inc.
Class A	373,200	19,735
Northrop Grumman Corp.	219,900	17,293
ITT Industries, Inc.	232,400	15,348
		107,776
Information Technology (4.6%)
International Business
Machines Corp.	247,600	26,766
Hewlett-Packard Co.	415,600	20,979
		47,745
Materials (1.0%)
E.I. du Pont
de Nemours & Co.	230,300	10,154

Telecommunication Services (6.7%)
AT&T Inc.	887,127	36,869
Verizon
Communications Inc.	731,160	31,944
		68,813
Utilities (8.9%)
Entergy Corp.	203,500	24,322
Exelon Corp.	274,200	22,386
Dominion Resources, Inc.	406,000	19,265
Duke Energy Corp.	781,800	15,769
CenterPoint Energy Inc.	581,700	9,964
		91,706
Total Common Stocks
(Cost $891,206)		1,016,104
Temporary Cash Investment (1.8%)
Money Market Fund
[1] Vanguard Market
Liquidity Fund, 4.664%
(Cost $18,394)	18,394,101	18,394
Total Investments (100.4%)
(Cost $909,600)		1,034,498
Other Assets and Liabilities (–0.4%)
Other Assets—Note C		1,887
Liabilities		(6,244)
		(4,357)
Net Assets (100%)
Applicable to 63,098,139 outstanding
$.001 par value shares of beneficial

interest (unlimited authorization)	1,030,141
Net Asset Value Per Share	$16.33

At December 31, 2007, net assets consisted of:[2]
	Amount	Per
	($000)	Share
Paid-in Capital	832,485	$13.20
Undistributed Net
Investment Income	22,760.36
Accumulated Net
Realized Gains	49,998.79
Unrealized Appreciation	124,898	1.98
Net Assets	1,030,141	$16.33

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

1  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2  See Note D in Notes to Financial Statements for the tax-basis components of net assets.
ADR—American Depositary Receipt.

Vanguard Diversified Value Portfolio

Statement of Operations

Year Ended
December 31, 2007
($000)
Investment Income
Income
Dividends	26,548
Interest[1]	950
Security Lending	110
Total Income	27,608
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,307
Performance Adjustment	44
The Vanguard Group—Note C
Management and Administrative	2,485
Marketing and Distribution	268
Custodian Fees	12
Auditing Fees	19
Shareholders’ Reports	21
Trustees’ Fees and Expenses	1
Total Expenses	4,157
Net Investment Income	23,451
Realized Net Gain (Loss) on
Investment Securities Sold	50,378
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(38,971)
Net Increase (Decrease) in Net Assets
Resulting from Operations	34,858

Statement of Changes in Net Assets

	Year Ended December 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	23,451	18,227
Realized Net Gain (Loss)	50,378	30,136
Change in Unrealized Appreciation (Depreciation)	(38,971)	83,513
Net Increase (Decrease) in Net Assets Resulting from Operations	34,858	131,876
Distributions
Net Investment Income	(17,886)	(13,235)
Realized Capital Gain[2]	(30,580)	(8,671)
Total Distributions	(48,466)	(21,906)
Capital Share Transactions—Note F
Issued	228,555	269,837
Issued in Lieu of Cash Distributions	48,466	21,906
Redeemed	(159,505)	(134,422)
Net Increase (Decrease) from Capital Share Transactions	117,516	157,321
Total Increase (Decrease)	103,908	267,291
Net Assets
Beginning of Period	926,233	658,942
End of Period[3]	1,030,141	926,233

1  Interest income from an affiliated company of the portfolio was $950,000.

2  Includes fiscal 2007 and 2006 short-term gain distributions totaling $4,616,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

3  Net Assets—End of Period includes undistributed net investment income of $22,760,000 and $17,195,000.

Vanguard Diversified Value Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$16.53	$14.37	$13.55	$11.46	$8.98
Investment Operations
Net Investment Income	.36	.37[1]	.32[1]	.22	.25[1]
Net Realized and Unrealized Gain (Loss)
on Investments	.28	2.27	.70	2.09	2.47
Total from Investment Operations	.64	2.64	1.02	2.31	2.72
Distributions
Dividends from Net Investment Income	(.31)	(.29)	(.20)	(.22)	(.24)
Distributions from Realized Capital Gains	(.53)	(.19)	—	—	—
Total Distributions	(.84)	(.48)	(.20)	(.22)	(.24)
Net Asset Value, End of Period	$16.33	$16.53	$14.37	$13.55	$11.46

Total Return	3.93%	18.88%	7.61%	20.46%	31.12%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,030	$926	$659	$420	$239
Ratio of Total Expenses to
Average Net Assets[2]	0.40%	0.40%	0.41%	0.42%	0.48%
Ratio of Net Investment Income to
Average Net Assets	2.24%	2.46%	2.29%	2.26%	2.60%
Portfolio Turnover Rate	21%	25%	21%	15%	24%

1  Calculated based on average shares outstanding.

2  Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, 0.01%, 0.02%, and 0.03%.

Vanguard Diversified Value Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Diversified Value Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

Vanguard Diversified Value Portfolio

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Barrow, Hanley, Mewhinney & Strauss, Inc., provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500/ Barra Value Index for periods prior to July 1, 2006, and a new benchmark, the MSCI Prime Market 750 Index, beginning July 1, 2006. The benchmark change will be fully phased in by June 2009. For the year ended December 31, 2007, the investment advisory fee represented an effective annual basic rate of 0.125% of the portfolio’s average net assets before an increase of $44,000 based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2007, the portfolio had contributed capital of $90,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.09% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

Vanguard Diversified Value Portfolio

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2007, the portfolio had $29,863,000 of ordinary income and $43,925,000 of long-term capital gains available for distribution.

At December 31, 2007, the cost of investment securities for tax purposes was $909,600,000. Net unrealized appreciation of investment securities for tax purposes was $124,898,000, consisting of unrealized gains of $213,160,000 on securities that had risen in value since their purchase and $88,262,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2007, the portfolio purchased $308,193,000 of investment securities and sold $214,837,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended December 31,
	2007	2006
	Shares	Shares
	(000)	(000)
Issued	13,491	17,711
Issued in Lieu of Cash Distributions	3,005	1,526
Redeemed	(9,442)	(9,038)
Net Increase (Decrease) in Shares Outstanding	7,054	10,199

G. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the portfolio’s current fiscal year. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004–2007) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the portfolio’s financial statements.

Vanguard Diversified Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Vanguard Variable Insurance Fund Diversified Value Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Variable Insurance Fund Diversified Value Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 8, 2008

Special 2007 tax information (unaudited) for corporate shareholders only for Vanguard Variable Insurance Fund Diversified Value Portfolio

This information for the fiscal year ended December 31, 2007, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $25,964,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For corporate shareholders, 79.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard Diversified Value Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return.

This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•  Based on hypothetical 5% yearly return.

This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Vanguard Diversified Value Portfolio

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Diversified Value Portfolio	6/30/2007	12/31/2007	Period[1]
Based on Actual Fund Return	$1,000.00	$940.67	$1.96
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.19	2.04

1  The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.40%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® Equity Income Portfolio

The U.S. stock market experienced a sharp uptick in volatility during the year, and in the shuffle, investor sentiment shifted from value-oriented stocks (which had been favored for several years) to growth stocks. The Equity Income Portfolio returned 4.5% for 2007, outpacing the performance of the benchmark index and the average return of competing equity income funds.

As of December 31, the portfolio provided a yield of 3.0%, which was higher than that of the broad stock market. Please note that in August the portfolio changed its market benchmark to the FTSE High Dividend Yield Index from the Russell 1000 Value Index.

The table below shows the past year’s results for your portfolio and its comparative standards; for perspective, it also shows their performance over the past decade. Investors should note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Weak financial sector restrained larger gains

The Equity Income Portfolio returned 4.5% in 2007, a result that may seem under-whelming at first glance, but one that represents a fine effort by the portfolio’s advisors during a period in which the tide turned sharply against value-oriented stocks. The portfolio recorded double-digit gains in seven of its ten industry sectors.

Energy stocks were the largest contributors to return, with much of the strength coming from three of the largest players in that industry. The utilities sector (particularly electric utility firms), consumer staples, and telecommunication services were among the other top contributors. Meanwhile, information technology, the portfolio’s smallest sector during the year, posted the largest return (+44%), thanks to strong performances from a cell phone manufacturer and a computer chip-maker.

The financial sector, by contrast, was the portfolio’s largest sector during the year and posted the worst return (–18%). The troubles that stemmed from poor mortgage lending practices soon extended to all parts of the financial sector. The portfolio’s bank stocks were a large detractor from performance.

Dividend-paying stocks can add stability to returns

The Equity Income Portfolio has returned an average of 7.0% a year over the decade ended December 31. During that span, the portfolio topped the average return of its peer group, although it trailed the return of its benchmark index.

Over time, different parts of the financial markets fall into—and then out of—favor with investors. For example, small-capitalization value stocks may be the markets’ leaders one month, only to give way to long-term bonds the next. The income generated by dividend-paying stocks can add an element of stability to an investor’s portfolio in any market environment, no matter what type of investment is at the top of the performance tables. As its record demonstrates, the Equity Income Portfolio offers an intelligent, low-cost way to gain exposure to a selection of the market’s income-producing stocks.

Vanguard® Equity Income Portfolio

Total Returns
		Ten Years Ended
		December 31, 2007
	Year Ended	Average
	December 31, 2007	Annual Return
Equity Income Portfolio	4.5%	7.0%
Spliced Equity Income Index[1]	1.3	7.8
Average Equity Income Fund[2]	4.0	6.0

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[3]
Your portfolio compared with its peer group
		Average Equity
	Portfolio	Income Fund
Equity Income Portfolio	0.29%	1.37%

1  Russell 1000 Value Index through July 31, 2007; FTSE High Dividend Yield Index thereafter.

2  Derived from data provided by Lipper Inc.

3  Portfolio expense ratio reflects the 12 months ended December 31, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

Vanguard Equity Income Portfolio

Advisors’ Report

For the year ended December 31, 2007, the Equity Income Portfolio returned 4.5%, outperforming the return of its benchmark index and the average return of competing equity income funds. This performance reflected the combined efforts of the portfolio’s two independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the portfolio’s diversification.

The advisors, the percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the 2007 fiscal year and of the effect that this environment had on the portfolio’s positioning. These reports were prepared on January 22, 2008.

Wellington Management Company, LLP

Portfolio Managers:

John R. Ryan, CFA, Senior Vice President

and Partner

W. Michael Reckmeyer, III, CFA,

Vice President

Economic conditions have sharply deteriorated, and the United States now teeters on the edge of a recession. Our original expectations that subprime losses would remain contained were short-lived; the losses proved larger and more pervasive than expected, causing significant economic impact. Financial-institution balance-sheet pressures and persistent uncertainty about subprime exposure among these institutions have led to sharply reduced liquidity and credit availability. In addition, consumers are experiencing higher energy and food prices, adding pressure to discretionary spending. Growth outside the United States is also slowing, and it remains unclear how resilient emerging economies will be in the face of slowing growth in the developed markets.

The Federal Reserve Board reduced the target for the federal funds rate three times during 2007. Then, on January 22, after the close of our fiscal year, the Fed cut the target again—by three-quarters of a percentage point—in a bid to head off recession and restore confidence in global markets. Fed officials hinted that more cuts might be in store.

The financials sector dominated headlines in the latter part of the fiscal year and is particularly important, given the sector’s influence on the health of the broader market. Financials also have significant representation in the Equity Income Portfolio’s universe of higher-yielding stocks. At the start of the period, we began positioning the portfolio for a more difficult environment in the financial services sector by reducing our exposure to subprime mortgage and capital-markets-related risk. By the end of 2007, we had reduced a large part of our underweighting in financials by selectively adding to stocks with attractive valuations, high dividend yields, and manageable exposures to the troubled asset class.

Vanguard Equity Income Portfolio

Vanguard Equity Income Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	58	351	Employs a fundamental approach to identify desirable
Company, LLP			individual stocks, seeking those that typically offer
			above-average dividend yields, below-average
			valuations, and the potential for dividend increases in
			the future.
Vanguard Quantitative	39	232	Uses quantitative management, with the primary
Equity Group			assessment of a company’s future prospects made by
			evaluating its current valuation characteristics, market
			sentiment, and earnings quality.
Cash Investments[1]	3	18	—

1  These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

Vanguard Equity Income Portfolio

We continue to favor liquid, large-cap stocks due to their favorable valuation characteristics. Our largest purchases were in the energy sector, where we increased exposure by adding to positions in ConocoPhillips and Chevron. We also added to names with improving fundamentals, such as GlaxoSmithKline, Lloyds, and ConAgra Foods. Our largest sales consisted of names that either reached or approached our target price, such as Alcoa, Deere & Co., and Goodrich. We eliminated Citigroup and Pitney Bowes due to eroding fundamentals.

Vanguard Quantitative Equity Group

Portfolio Manager: James P. Stetler, Principal

The year 2007 was an eventful period in the U.S. equity market. For calendar years 2000–2006, value stocks had outperformed growth issues every year, and small-capitalization companies had outperformed larger-cap stocks. Then in June 2007, the tide began to turn as market volatility increased and investors began to worry about a deteriorating housing market, subprime mortgage defaults, a rise in oil prices, and inflation, and about the effect of these on the economy and corporate profits. A change in market leadership was underway and continued through the year-end. For the portfolio’s 2007 fiscal year, growth stocks handily beat their value counterparts, and large-cap companies also outperformed smaller issues (the Russell 1000 Growth Index finished up 11.8%, versus –0.2% for the Russell 1000 Value Index; and the Russell 1000 Index was up 5.8%, versus –1.6% for the small-cap-focused Russell 2000 Index).

The fiscal year was also eventful for our portion of the Equity Income Portfolio. We modified the strategy (portfolio construction and risk-control parameters) used to manage the portfolio. While historically, we have emphasized valuation characteristics in building the portfolio, we have now broadened our stock-ranking methodology to include other factors such as market sentiment and earnings quality, while still maintaining an above-average dividend yield. This approach provides the portfolio with a more diversified set of stock-selection signals and greater risk control. Our timing of this modification was fortuitous, in that our valuation model did not perform well over the 12 months, while both the market-sentiment and earnings-quality models were positive contributors to the portfolio’s overall return. Our stock-selection results were most favorable in the health care and industrial sectors, but yielded disappointing results in the consumer discretionary, materials, and utilities sectors.

Over the long run, our quantitative process has demonstrated the ability to add value. We continue to believe that our combination of reasonable valuations, high earnings quality, market acceptance, and disciplined risk control offers an attractive portfolio as part of an overall diversified investment plan. We thank you for your investment and your trust, and we look forward to the upcoming fiscal year.

Vanguard Equity Income Portfolio

Portfolio Profile

As of December 31, 2007

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	172	500	4,843
Median Market Cap	$60.7B	$102.6B	$37.7B
Price/Earnings Ratio	14.2x	14.7x	17.8x
Price/Book Ratio	2.4x	2.4x	2.7x
Yield	3.0%	3.3%	1.8%
Return on Equity	20.8%	21.7%	19.2%
Earnings Growth Rate	20.5%	17.3%	20.7%
Foreign Holdings	4.4%	0.0%	0.0%
Turnover Rate	61.4%	—	—
Expense Ratio	0.29%	—	—
Short-Term Reserves	1.1%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Spliced Index[3]	Broad Index[2]
R-Squared	0.95	0.83
Beta	0.86	0.78

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Consumer
Discretionary	3.1%	5.7%	9.4%
Consumer Staples	13.7	14.4	8.9
Energy	12.6	14.1	12.3
Financials	24.2	21.3	18.3
Health Care	8.9	11.7	12.0
Industrials	11.3	12.4	11.7
Information Technology	2.3	0.6	16.5
Materials	6.0	4.9	3.8
Telecommunication
Services	7.4	6.4	3.3
Utilities	10.5	8.5	3.8

Vanguard Equity Income Portfolio

Ten Largest Holdings[4] (% of total net assets)

General Electric Co.	industrial
	conglomerates	5.3%
AT&T Inc.	integrated
	telecommunication
	services	4.6
Chevron Corp.	integrated oil
	and gas	4.3
ConocoPhillips Co.	integrated oil
	and gas	3.8
Bank of America Corp.	diversified financial
	services	3.5
ExxonMobil Corp.	integrated oil
	and gas	3.0
Altria Group, Inc.	tobacco	2.7
JPMorgan Chase & Co.	diversified financial
	services	2.2
Verizon	integrated
Communications Inc.	telecommunication
	services	2.1
FPL Group, Inc.	electric utilities	2.1
Top Ten		33.6%

Investment Focus

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by an index. If a portfolio’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Vanguard Equity Income Portfolio

Yield. A snapshot of a portfolio’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

1  FTSE High Dividend Yield Index.

2  Dow Jones Wilshire 5000 Index.

3  Russell 1000 Value Index through July 31, 2007; FTSE High Dividend Yield Index thereafter.

4  “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Vanguard Equity Income Portfolio

Performance Summary

.

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Cumulative Performance: December 31, 1997–December 31, 2007

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended December 31, 2007			Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Equity Income Portfolio	4.53%	13.13%	7.01%	$19,688
Dow Jones Wilshire 5000 Index	5.73	14.07	6.34	18,492
Spliced Equity Income Index[1]	1.27	14.96	7.84	21,267
Average Equity Income Fund[2]	4.00	13.13	5.98	17,881

Fiscal-Year Total Returns (%): December 31, 1997–December 31, 2007

1  Russell 1000 Value Index through July 31, 2007; FTSE High Dividend Yield Index thereafter.

2  Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

Vanguard Equity Income Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2007

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (96.8%)[1]
Consumer Discretionary (2.8%)
McDonald’s Corp.	93,546	5,511
Home Depot, Inc.	91,000	2,452
CBS Corp.	52,500	1,431
Whirlpool Corp.	12,200	996
Black & Decker Corp.	12,200	850
Carnival Corp.	17,200	765
Regal Entertainment Group
Class A	40,600	734
Asbury Automotive
Group, Inc.	43,400	653
Modine Manufacturing Co.	32,000	528
Eastman Kodak Co.	23,500	514
Hasbro, Inc.	19,700	504
Jones Apparel Group, Inc.	28,000	448
American Axle &
Manufacturing Holdings, Inc.	23,900	445
Harrah’s Entertainment, Inc.	4,400	390
The Stanley Works	5,300	257
Clear Channel
Communications, Inc.	6,900	238
Cooper Tire & Rubber Co.	12,200	202
General Motors Corp.	5,400	134
Ambassadors Group, Inc.	2,200	40
Sherwin-Williams Co.	300	17
		17,109
Consumer Staples (13.2%)
Altria Group, Inc.	211,880	16,014
The Procter & Gamble Co.	119,047	8,740
Colgate-Palmolive Co.	82,900	6,463
General Mills, Inc.	106,660	6,080
Kimberly-Clark Corp.	81,200	5,630
Kellogg Co.	105,340	5,523
PepsiCo, Inc.	66,900	5,078
The Coca-Cola Co.	76,400	4,689

ConAgra Foods, Inc.	184,200	4,382
Kraft Foods Inc.	121,705	3,971
SuperValu Inc.	101,500	3,808
Diageo PLC ADR	34,300	2,944
H.J. Heinz Co.	27,800	1,298
Reynolds American Inc.	18,800	1,240
Carolina Group	11,241	959
Molson Coors Brewing Co.
Class B	14,700	759
Anheuser-Busch Cos., Inc.	13,200	691
Avon Products, Inc.	13,000	514
Nash-Finch Co.	9,800	346
Universal Corp. (VA)	4,918	252
Sysco Corp.	2,000	62
		79,443
Energy (12.0%)
Chevron Corp.	278,600	26,002
ConocoPhillips Co.	257,320	22,721
ExxonMobil Corp.	195,409	18,308
Royal Dutch Shell PLC ADR
Class B	30,089	2,497
Total SA ADR	17,400	1,437
Spectra Energy Corp.	48,300	1,247
General Maritime Corp.	7,786	190
		72,402
Financials (23.3%)
Capital Markets (3.4%)
UBS AG (New York Shares)	141,200	6,495
Bank of New York
Mellon Corp.	123,595	6,026
Morgan Stanley	111,900	5,943
Merrill Lynch & Co., Inc.	18,500	993
Federated Investors, Inc.	19,743	813

Commercial Banks (7.8%)
U.S. Bancorp	381,892	12,121
Wells Fargo & Co.	262,200	7,916
Wachovia Corp.	164,886	6,271
PNC Financial
Services Group	91,100	5,981
Lloyds TSB Group PLC-ADR	114,400	4,307
BB&T Corp.	42,900	1,316
Fifth Third Bancorp	47,588	1,196
M & T Bank Corp.	12,900	1,052
KeyCorp	41,000	961
Marshall & Ilsley Corp.	35,500	940
Comerica, Inc.	18,900	823
Bank of Hawaii Corp.	16,000	818
Regions Financial Corp.	32,800	776
Colonial BancGroup, Inc.	55,900	757
The South Financial
Group, Inc.	44,400	694
Webster Financial Corp.	17,100	547

Peoples Bancorp, Inc.	8,500	212
SunTrust Banks, Inc.	2,400	150
Omega Financial Corp.	5,000	146
Independent Bank Corp. (MA)	2,097	57
NBT Bancorp, Inc.	1,700	39
TCF Financial Corp.	1,600	29

Consumer Finance (0.2%)
The First Marblehead Corp.	45,400	695
Advanta Corp. Class B	28,532	230

Diversified Financial Services (6.5%)
Bank of America Corp.	506,170	20,885
JPMorgan Chase & Co.	299,500	13,073
Citigroup, Inc.	174,100	5,126

Insurance (3.9%)
The Chubb Corp.	128,315	7,003
The Allstate Corp.	98,600	5,150
ACE Ltd.	71,300	4,405
The Travelers Cos., Inc.	38,500	2,071
The Hartford Financial
Services Group Inc.	13,614	1,187
XL Capital Ltd. Class A	20,400	1,026
Endurance Specialty
Holdings Ltd.	19,000	793
PartnerRe Ltd.	9,000	743
Safeco Corp.	8,300	462
Aspen Insurance
Holdings Ltd.	14,100	407

Real Estate Investment Trust (0.8%)
Host Hotels & Resorts Inc.
REIT	279,800	4,768

Thrifts & Mortgage Finance (0.7%)
Fannie Mae	47,400	1,895
New York Community
Bancorp, Inc.	52,400	921
Washington Mutual, Inc.	53,200	724
Freddie Mac	11,800	402
		139,345
Health Care (8.4%)
Johnson & Johnson	108,786	7,256
Bristol-Myers Squibb Co.	260,060	6,897
Pfizer Inc.	292,300	6,644
Wyeth	147,920	6,537
Abbott Laboratories	114,666	6,438
Merck & Co., Inc.	95,274	5,536
Baxter International, Inc.	83,020	4,819
GlaxoSmithKline PLC ADR	63,700	3,210
Eli Lilly & Co.	56,620	3,023
Hillenbrand Industries, Inc.	3,100	173

LCA-Vision Inc.	6,800	136
		50,669
Industrials (10.8%)
General Electric Co.	858,952	31,841
Trane, Inc.	115,800	5,409
3M Co.	59,000	4,975
Waste Management, Inc.	124,000	4,051
R.R. Donnelley & Sons Co.	75,000	2,831
United Parcel Service, Inc.	35,900	2,539
Caterpillar, Inc.	34,400	2,496
Northrop Grumman Corp.	22,300	1,754
Raytheon Co.	27,900	1,694
Deere & Co.	12,000	1,117
Honeywell International Inc.	17,500	1,077
Masco Corp.	46,900	1,014
Emerson Electric Co.	16,800	952
Barnes Group, Inc.	21,700	725
GATX Corp.	18,337	673
Illinois Tool Works, Inc.	11,200	600
Quintana Maritime Ltd.	12,800	294
Applied Industrial
Technology, Inc.	9,100	264
Pacer International, Inc.	17,200	251
Deluxe Corp.	7,600	250
Hubbell Inc. Class B	4,500	232
Aircastle Ltd.	4,900	129
		65,168
Information Technology (1.9%)
Intel Corp.	200,800	5,353
Nokia Corp. ADR	92,700	3,559
Automatic Data
Processing, Inc.	27,000	1,202
Xilinx, Inc.	24,300	531
Analog Devices, Inc.	16,400	520
Methode Electronics, Inc.
Class A	15,400	253
United Online, Inc.	19,300	228
		11,646
Materials (5.8%)
Dow Chemical Co.	195,920	7,723
E.I. du Pont
de Nemours & Co.	151,341	6,673
Air Products &
Chemicals, Inc.	56,100	5,533
PPG Industries, Inc.	62,500	4,389
Packaging Corp. of America	146,300	4,126
Alcoa Inc.	52,800	1,930
International Paper Co.	37,000	1,198
Freeport-McMoRan
Copper & Gold, Inc.
Class B	10,800	1,106
Southern Peru Copper Corp.
(U.S. Shares)	10,100	1,062

Lubrizol Corp.	14,500	785
Sonoco Products Co.	12,461	407
		34,932
Telecommunication Services (7.2%)
AT&T Inc.	667,460	27,740
Verizon Communications Inc.	293,408	12,819
Chunghwa Telecom Co., Ltd.
ADR	99,560	1,939
Embarq Corp.	14,800	733
		43,231
Utilities (10.2%)
FPL Group, Inc.	182,540	12,373
Consolidated Edison Inc.	159,700	7,801
Southern Co.	184,700	7,157
Dominion Resources, Inc.	124,890	5,926
American Electric
Power Co., Inc.	116,500	5,424
Exelon Corp.	57,500	4,694
Entergy Corp.	29,200	3,490
SCANA Corp.	65,900	2,778
Duke Energy Corp.	85,000	1,714
PPL Corp.	26,900	1,401
Sempra Energy	22,500	1,392
Edison International	24,500	1,308
DTE Energy Co.	21,600	950
Northeast Utilities	29,900	936
Alliant Energy Corp.	20,600	838
Atmos Energy Corp.	28,600	802
Public Service Enterprise
Group, Inc.	7,800	766
Xcel Energy, Inc.	24,234	547
WGL Holdings Inc.	12,900	423
Pepco Holdings, Inc.	13,000	381
PG&E Corp.	6,900	297
FirstEnergy Corp.	1,100	80
		61,478
Exchange-Traded Fund (1.2%)
[2] Vanguard Value ETF	104,300	6,921
Total Common Stocks
(Cost $515,394)		582,344
Temporary Cash Investments (3.1%)[1]
Money Market Fund (1.7%)
[3] Vanguard Market Liquidity
Fund, 4.664%	10,415,489	10,415

	Face
	Amount
	($000)
U.S. Agency Obligation (0.4%)
[4] Federal Home Loan Bank
[5] 4.548%, 2/1/08	2,500	2,490

Repurchase Agreement (1.0%)
Banc of America Securities, LLC
4.500%,1/2/08 (Dated 12/31/07,
Repurchase Value $5,701,000,
collateralized by Federal
Home Loan Mortgage Corp.
5.000%, 7/1/35)	5,700	5,700
Total Temporary Cash Investments
(Cost $18,606)		18,605
Total Investments (99.9%)
(Cost $534,000)		600,949
Other Assets and Liabilities (0.1%)
Other Assets—Note C		4,836
Liabilities		(4,345)
		491
Net Assets (100%)
Applicable to 30,387,396 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		601,440
Net Asset Value Per Share		$19.79

At December 31, 2007, net assets consisted of:[6]
	Amount	Per
	($000)	Share
Paid-in Capital	473,682	$15.59
Undistributed Net
Investment Income	16,694.55
Accumulated Net
Realized Gains	44,031	1.45
Unrealized Appreciation
(Depreciation)
Investment Securities	66,949	2.20
Futures Contracts	84	—
Net Assets	601,440	$19.79

•  See Note A in Notes to Financial Statements.

1  The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 98.8% and 1.1%, respectively, of net assets. See Note D in Notes to Financial Statements.

2  Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.

3  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4  The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

5  Securities with a value of $2,490,000 have been segregated as initial margin for open futures contracts.

6  See Note D in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

REIT—Real Estate Investment Trust.

Vanguard Equity Income Portfolio

Statement of Operations

Year Ended
December 31, 2007
($000)
Investment Income
Income
Dividends[1]	18,407
Interest[1]	988
Security Lending	19
Total Income	19,414
Expenses
Investment Advisory Fees—Note B
Basic Fee	550
Performance Adjustment	3
The Vanguard Group—Note C
Management and Administrative	1,096
Marketing and Distribution	103
Custodian Fees	14
Auditing Fees	23
Shareholders’ Reports	21
Trustees’ Fees and Expenses	1
Total Expenses	1,811
Net Investment Income	17,603
Realized Net Gain (Loss)
Investment Securities Sold[1]	44,257
Futures Contracts	(48)
Realized Net Gain (Loss)	44,209
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(33,895)
Futures Contracts	1
Change in Unrealized Appreciation
(Depreciation)	(33,894)
Net Increase (Decrease) in Net Assets
Resulting from Operations	27,918

Vanguard Equity Income Portfolio

Statement of Changes in Net Assets

	Year Ended December 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	17,603	15,076
Realized Net Gain (Loss)	44,209	40,391
Change in Unrealized Appreciation (Depreciation)	(33,894)	44,127
Net Increase (Decrease) in Net Assets Resulting from Operations	27,918	99,594
Distributions
Net Investment Income	(15,252)	(13,691)
Realized Capital Gain[2]	(40,771)	(22,564)
Total Distributions	(56,023)	(36,255)
Capital Share Transactions—Note F
Issued	60,957	71,723
Issued in Lieu of Cash Distributions	56,023	36,255
Redeemed	(88,334)	(52,956)
Net Increase (Decrease) from Capital Share Transactions	28,646	55,022
Total Increase (Decrease)	541	118,361
Net Assets
Beginning of Period	600,899	482,538
End of Period[3]	601,440	600,899

1  Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $190,000, $689,000, and $0, respectively.

2  Includes fiscal 2007 and 2006 short-term gain distributions totaling $3,520,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

3  Net Assets—End of Period includes undistributed net investment income of $16,694,000 and $14,343,000.

Vanguard Equity Income Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$20.81	$18.60	$19.45	$20.00	$16.55
Investment Operations
Net Investment Income	.57	.54	.51	.49	.470
Net Realized and Unrealized Gain (Loss)
on Investments	.32	3.10	.22	1.80	3.455
Total from Investment Operations	.89	3.64	.73	2.29	3.925
Distributions
Dividends from Net Investment Income	(.52)	(.54)	(.48)	(.47)	(.450)
Distributions from Realized Capital Gains	(1.39)	(.89)	(1.10)	(2.37)	(.025)
Total Distributions	(1.91)	(1.43)	(1.58)	(2.84)	(.475)
Net Asset Value, End of Period	$19.79	$20.81	$18.60	$19.45	$20.00

Total Return	4.53%	20.70%	4.14%	13.32%	24.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$601	$601	$483	$439	$372
Ratio of Total Expenses to
Average Net Assets[1]	0.29%	0.28%	0.28%	0.26%	0.35%
Ratio of Net Investment Income to
Average Net Assets	2.79%	2.90%	2.91%	2.78%	2.83%
Portfolio Turnover Rate	61%	28%	26%	29%	63%

1  Includes performance-based investment advisory fee increases (decreases) of 0.00% for 2007, (0.01%) for 2006, (0.01%) for 2005, and 0.00% for 2004. See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Income Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Equity Income Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Repurchase Agreements: The portfolio may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all

Vanguard Equity Income Portfolio

times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Wellington Management Company, LLP , is subject to quarterly adjustments based on performance for the preceding three years relative to the Lipper Equity Income average.

The Vanguard Group provides investment advisory services to a portion of the portfolio on an at-cost basis; the portfolio paid Vanguard advisory fees of $175,000 for the year ended December 31, 2007.

For the year ended December 31, 2007, the aggregate investment advisory fee represented an effective annual basic rate of 0.09% of the portfolio’s average net assets before an increase of $3,000 based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2007, the portfolio had contributed capital of $51,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.05% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2007, the portfolio had $20,512,000 of ordinary income and $41,399,000 of long-term capital gains available for distribution.

At December 31, 2007, the cost of investment securities for tax purposes was $534,195,000. Net unrealized appreciation of investment securities for tax purposes was $66,754,000, consisting of unrealized gains of $92,002,000 on securities that had risen in value since their purchase and $25,248,000 in unrealized losses on securities that had fallen in value since their purchase.

At December 31, 2007, the aggregate settlement value of open futures contracts expiring in March 2008 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
S&P 500 Index	33	12,186	84
E-mini S&P 500 Index	1	73	—

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. During the year ended December 31, 2007, the portfolio purchased $376,657,000 of investment securities and sold $374,448,000 of investment securities other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended December 31,
	2007	2006
	Shares	Shares
	(000)	(000)
Issued	2,988	3,727
Issued in Lieu of Cash Distributions	2,910	1,998
Redeemed	(4,386)	(2,786)
Net Increase (Decrease) in Shares Outstanding	1,512	2,939

G. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the portfolio’s current fiscal year. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004–2007) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the portfolio’s financial statements.

Vanguard Equity Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Vanguard Variable Insurance Fund Equity Income Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Variable Insurance Fund Equity Income Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodians and brokers and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 8, 2008

Special 2007 tax information (unaudited) for corporate shareholders only for Vanguard Variable Insurance Fund Equity Income Portfolio

This information for the fiscal year ended December 31, 2007, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $37,251,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For corporate shareholders, 83.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard Equity Income Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return.

This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•  Based on hypothetical 5% yearly return.

This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

Vanguard Equity Income Portfolio

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Income Portfolio	6/30/2007	12/31/2007	Period[1]
Based on Actual Fund Return	$1,000.00	$981.65	$1.45
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.74	1.48

1  The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.29%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® Equity Index Portfolio

Vanguard® Equity Index Portfolio

A bumpy year for U.S. stocks ended with the Equity Index Portfolio delivering a 5.4% return, closely tracking its target benchmark, the Standard & Poor’s 500 Index, but slightly lagging the average return of its peer group.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The portfolio’s 12-month gain came despite a weak second half

The Equity Index Portfolio produced its 5.4% return for 2007—its fifth consecutive annual gain—despite a tumultuous second half that included a decline of about –3.3% in the fourth quarter.

The portfolio closely tracked the S&P 500 Index throughout the year. The U.S. market stayed mostly flat in the first quarter, as jittery investors watched China’s volatile market plunge, but gained momentum in the spring, peaking at a seven-year high in May. The portfolio returned 6.9% in the first six months of the year. But by August, the U.S. housing downturn, increasing global inflationary pressures, and the mortgage and credit crises created financial market stress. During the six months ended December 31, the portfolio returned –1.4%.

Despite these formidable headwinds, the Equity Index Portfolio generated a positive 12-month return thanks to impressive gains in eight of its ten sectors, led by energy and information technology.

The portfolio has a long record of tightly tracking its index

Over the past ten years, the Equity Index Portfolio produced an average annual return of 5.9%, outpacing the average result of competing large-cap core funds (most of which are actively managed) by 1.3 percentage points. A hypothetical initial investment of $10,000 in the Equity Index Portfolio would have grown to $17,664, about $1,960 more than the same investment compounded at the peer group’s average return.

The portfolio’s success in tightly tracking its unmanaged benchmark, which has no costs or operating expenses, is a credit to the skill of the advisor, Vanguard Quantitative Equity Group. The group has developed sophisticated portfolio-construction and trading methodologies that help it to follow the target index closely, even in a turbulent market environment such as that of the past year. Together with the portfolio’s low costs, skilled management has helped investors capture just about all of the returns produced by the broad market.

Total Returns
		Ten Years Ended
		December 31, 2007
	Year Ended	Average
	December 31, 2007	Annual Return
Equity Index Portfolio	5.4%	5.9%
S&P 500 Index	5.5	5.9
Average Large-Cap Core Fund[1]	5.7	4.6

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Vanguard® Equity Index Portfolio

Expense Ratios[2]
Your portfolio compared with its peer group
		Average
		Large-Cap
	Portfolio	Core Fund
Equity Index Portfolio	0.14%	1.35%

1  Derived from data provided by Lipper Inc.

2  Portfolio expense ratio reflects the 12 months ended December 31, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

Vanguard® Equity Index Portfolio

Portfolio Profile

As of December 31, 2007

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	506	500	4,843
Median Market Cap	$55.7B	$55.7B	$37.7B
Price/Earnings Ratio	16.9x	16.9x	17.8x
Price/Book Ratio	2.8x	2.8x	2.7x
Yield	1.9%	2.0%	1.8%
Return on Equity	20.4%	20.4%	19.2%
Earnings Growth Rate	21.0%	21.0%	20.7%
Foreign Holdings	0.1%	0.0%	0.0%
Turnover Rate	7.5%	—	—
Expense Ratio	0.14%	—	—
Short-Term Reserves	0.1%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.97
Beta	1.00	0.92

Sector Diversification (% of equity exposure)
		Target	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	8.5%	8.5%	9.4%
Consumer Staples	10.2	10.2	8.9
Energy	12.9	12.9	12.3
Financials	17.7	17.7	18.3
Health Care	12.0	12.0	12.0
Industrials	11.5	11.5	11.7
Information Technology	16.7	16.7	16.5
Materials	3.3	3.3	3.8
Telecommunication
Services	3.6	3.6	3.3
Utilities	3.6	3.6	3.8

Vanguard® Equity Index Portfolio

Ten Largest Holdings[3] (% of total net assets)

ExxonMobil Corp.	integrated oil
	and gas	3.9%
General Electric Co.	industrial
	conglomerates	2.9
Microsoft Corp.	systems software	2.2
AT&T Inc.	integrated
	telecommunication
	services	1.9
The Procter & Gamble Co.	household products	1.7
Chevron Corp.	integrated
	oil and gas	1.5
Johnson & Johnson	pharmaceuticals	1.5
Bank of America Corp.	diversified
	financial services	1.4
Apple Inc.	computer hardware	1.3
Cisco Systems, Inc.	communications
	equipment	1.3
Top Ten		19.6%

Vanguard® Equity Index Portfolio

Investment Focus

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by an index. If a portfolio’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a portfolio’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

1  S&P 500 Index.

2  Dow Jones Wilshire 5000 Index.

3  “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Vanguard® Equity Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Cumulative Performance: December 31, 1997–December 31, 2007

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended December 31, 2007			Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Equity Index Portfolio	5.38%	12.71%	5.85%	$17,664
Dow Jones Wilshire 5000 Index	5.73	14.07	6.34	18,492
S&P 500 Index	5.49	12.83	5.91	17,756
Average Large-Cap Core Fund[1]	5.73	11.24	4.62	15,702

Fiscal Year Total Returns (%): December 31, 1997–December 31, 2007

1  Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

Vanguard® Equity Index Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2007

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (98.6%)[1]
Consumer Discretionary (8.3%)
	McDonald’s Corp.	215,043	12,668
	The Walt Disney Co.	346,057	11,171
	Time Warner, Inc.	657,282	10,852
*	Comcast Corp. Class A	555,646	10,146
	News Corp., Class A	420,525	8,617
	Home Depot, Inc.	306,963	8,270
	Target Corp.	150,986	7,549
	Lowe’s Cos., Inc.	265,922	6,015
*	Viacom Inc. Class B	118,202	5,191
*	Amazon.com, Inc.	55,912	5,180
	NIKE, Inc. Class B	69,979	4,495
	Johnson Controls, Inc.	108,057	3,894
	Yum! Brands, Inc.	92,430	3,537
	Carnival Corp.	79,493	3,537
	CBS Corp.	122,822	3,347
	Best Buy Co., Inc.	63,533	3,345
	Clear Channel
	Communications, Inc.	90,125	3,111
	Harrah’s Entertainment, Inc.	33,931	3,011
*	DIRECTV Group, Inc.	129,965	3,005
	Staples, Inc.	129,050	2,977
	Omnicom Group Inc.	59,420	2,824
*	Starbucks Corp.	132,819	2,719
*	Kohl’s Corp.	57,347	2,626
	The McGraw-Hill Cos., Inc.	59,793	2,620
*	Ford Motor Co.	383,759	2,583
	General Motors Corp.	102,325	2,547
	International Game
	Technology	57,043	2,506
	TJX Cos., Inc.	80,245	2,305
*	Coach, Inc.	67,594	2,067
	Harley-Davidson, Inc.	43,839	2,048
	Macy’s Inc.	78,243	2,024
	Fortune Brands, Inc.	27,617	1,998
	Marriott International, Inc.
	Class A	56,833	1,943

Vanguard® Equity Index Portfolio

	The Gap, Inc.	84,672	1,802
	J.C. Penney Co., Inc.
	(Holding Co.)	39,967	1,758
*	Apollo Group, Inc. Class A	25,007	1,754
	Gannett Co., Inc.	42,212	1,646
	Starwood Hotels & Resorts
	Worldwide, Inc.	36,072	1,588
*	GameStop Corp. Class A	23,264	1,445
	Genuine Parts Co.	30,614	1,417
*	Bed Bath & Beyond, Inc.	48,116	1,414
*^Sears Holdings Corp.		13,238	1,351
	Newell Rubbermaid, Inc.	50,095	1,296
	Mattel, Inc.	66,473	1,266
	Abercrombie & Fitch Co.	15,739	1,259
	Nordstrom, Inc.	34,138	1,254
*	The Goodyear Tire &
	Rubber Co.	43,664	1,232
*	Expedia, Inc.	37,854	1,197
	Whirlpool Corp.	14,147	1,155
	Eastman Kodak Co.	52,053	1,138
	Tiffany & Co.	24,687	1,136
	VF Corp.	16,058	1,103
	Sherwin-Williams Co.	18,877	1,096
	H & R Block, Inc.	58,918	1,094
	Limited Brands, Inc.	57,612	1,091
*	AutoZone Inc.	8,004	960
*	IAC/InterActiveCorp	33,516	902
	Harman International
	Industries, Inc.	10,888	803
	Black & Decker Corp.	11,326	789
	Wyndham Worldwide Corp.	32,276	760
	Washington Post Co. Class B	934	739
	E.W. Scripps Co. Class A	16,295	733
	The Stanley Works	14,874	721
	Darden Restaurants Inc.	25,731	713
*	Interpublic Group
	of Cos., Inc.	85,567	694
*	Office Depot, Inc.	49,296	686
	Hasbro, Inc.	26,610	681
	Polo Ralph Lauren Corp.	10,760	665
	D. R. Horton, Inc.	49,187	648
	Leggett & Platt, Inc.	31,594	551
	Centex Corp.	21,532	544
	Snap-On Inc.	10,536	508
	Family Dollar Stores, Inc.	26,275	505
	New York Times Co. Class A	25,911	454
	Lennar Corp. Class A	25,145	450
	RadioShack Corp.	25,060	423
	Wendy’s International, Inc.	15,873	410
	Pulte Homes, Inc.	38,059	401
*	AutoNation, Inc.	24,961	391
	Meredith Corp.	6,902	379
	Liz Claiborne, Inc.	18,502	377

Vanguard® Equity Index Portfolio

	KB Home	13,825	299
	OfficeMax, Inc.	13,534	280
	Brunswick Corp.	16,139	275
*	Big Lots Inc.	16,434	263
	Jones Apparel Group, Inc.	15,430	247
	Dillard’s Inc.	10,794	203
	Circuit City Stores, Inc.	30,541	128
*	Comcast Corp.
	Special Class A	3,121	57
*	Viacom Inc. Class A	1,056	46
	CBS Corp. Class A	1,056	29
	News Corp., Class B	200	4
			197,938
Consumer Staples (10.1%)
	The Procter & Gamble Co.	564,789	41,467
	Altria Group, Inc.	383,042	28,950
	PepsiCo, Inc.	292,741	22,219
	The Coca-Cola Co.	361,408	22,180
	Wal-Mart Stores, Inc.	429,676	20,423
	CVS/Caremark Corp.	268,618	10,678
	Kraft Foods Inc.	281,266	9,178
	Colgate-Palmolive Co.	92,773	7,233
	Anheuser-Busch Cos., Inc.	133,377	6,981
	Walgreen Co.	180,337	6,867
	Costco Wholesale Corp.	79,148	5,521
	Archer-Daniels-Midland Co.	116,960	5,430
	Kimberly-Clark Corp.	76,880	5,331
	General Mills, Inc.	61,460	3,503
	Sysco Corp.	110,228	3,440
	The Kroger Co.	123,848	3,308
	Avon Products, Inc.	78,159	3,090
	Safeway, Inc.	80,457	2,752
	H.J. Heinz Co.	57,764	2,696
	Kellogg Co.	48,029	2,518
	Sara Lee Corp.	131,274	2,108
	ConAgra Foods, Inc.	88,517	2,106
	Reynolds American Inc.	30,885	2,037
	Wm. Wrigley Jr. Co.	32,363	1,895
	The Clorox Co.	25,104	1,636
	UST, Inc.	28,864	1,582
	Campbell Soup Co.	40,703	1,454
	SuperValu Inc.	38,027	1,427
	Coca-Cola Enterprises, Inc.	51,625	1,344
	Molson Coors
	Brewing Co. Class B	24,702	1,275
	The Hershey Co.	30,570	1,204
	Brown-Forman Corp. Class B	15,667	1,161
	Whole Foods Market, Inc.	25,114	1,025
	The Pepsi Bottling Group, Inc.	25,381	1,002
	The Estee Lauder
	Cos. Inc. Class A	20,708	903
	McCormick & Co., Inc.	23,434	888
*	Constellation Brands, Inc.

Vanguard® Equity Index Portfolio

	Class A	35,203	832
	Tyson Foods, Inc.	49,815	764
	Dean Foods Co.	23,455	607
	Wm. Wrigley Jr. Co. Class B	6,994	413
			239,428
Energy (12.7%)
	ExxonMobil Corp.	993,485	93,080
	Chevron Corp.	383,929	35,832
	ConocoPhillips Co.	290,813	25,679
	Schlumberger Ltd.	217,523	21,398
	Occidental Petroleum Corp.	150,703	11,603
*	Transocean, Inc.	57,833	8,279
	Marathon Oil Corp.	129,368	7,873
	Devon Energy Corp.	80,955	7,198
	Valero Energy Corp.	100,044	7,006
	Apache Corp.	60,044	6,457
	Halliburton Co.	160,136	6,071
	Anadarko Petroleum Corp.	84,859	5,574
	Hess Corp.	50,576	5,101
*	National Oilwell Varco Inc.	64,906	4,768
	Baker Hughes, Inc.	57,845	4,691
	XTO Energy, Inc.	87,951	4,517
*	Weatherford International Ltd.	61,422	4,214
	EOG Resources, Inc.	44,736	3,993
	Williams Cos., Inc.	107,841	3,859
	Chesapeake Energy Corp.	82,658	3,240
	Peabody Energy Corp.	48,004	2,959
	Spectra Energy Corp.	114,257	2,950
	Murphy Oil Corp.	34,151	2,897
	Noble Corp.	48,470	2,739
	Smith International, Inc.	36,333	2,683
	Noble Energy, Inc.	31,030	2,468
	CONSOL Energy, Inc.	32,946	2,356
	El Paso Corp.	126,850	2,187
	ENSCO International, Inc.	26,339	1,570
	Sunoco, Inc.	21,303	1,543
*	Nabors Industries, Inc.	51,051	1,398
	Range Resources Corp.	26,963	1,385
	BJ Services Co.	52,765	1,280
	Tesoro Corp.	24,743	1,180
	Rowan Cos., Inc.	19,958	788
			300,816
Financials (17.4%)
	Bank of America Corp.	807,130	33,302
	American International
	Group, Inc.	461,164	26,886
	Citigroup, Inc.	907,852	26,727
	JPMorgan Chase & Co.	610,756	26,660
	Wells Fargo & Co.	613,646	18,526
	The Goldman Sachs
	Group, Inc.	72,308	15,550
	Wachovia Corp.	359,263	13,663
	American Express Co.	212,585	11,059

Vanguard® Equity Index Portfolio

	Morgan Stanley	193,028	10,252
	Bank of New York
	Mellon Corp.	207,122	10,099
	U.S. Bancorp	314,039	9,968
	Merrill Lynch & Co., Inc.	155,894	8,368
	MetLife, Inc.	134,765	8,304
	Prudential Financial, Inc.	82,502	7,676
	Fannie Mae	177,902	7,113
	CME Group, Inc.	9,942	6,820
	Lehman Brothers
	Holdings, Inc.	96,418	6,310
	The Travelers Cos., Inc.	117,210	6,306
	State Street Corp.	70,356	5,713
	AFLAC Inc.	88,758	5,559
	The Allstate Corp.	103,735	5,418
	The Hartford Financial
	Services Group Inc.	57,041	4,973
	Charles Schwab Corp.	171,194	4,374
	NYSE Euronext	48,274	4,237
	PNC Financial
	Services Group	63,638	4,178
	Freddie Mac	120,393	4,102
	Loews Corp.	79,929	4,024
	SunTrust Banks, Inc.	63,551	3,971
	The Chubb Corp.	69,701	3,804
	ACE Ltd.	59,995	3,706
	Simon Property
	Group, Inc. REIT	40,465	3,515
	Capital One Financial Corp.	71,154	3,363
	Franklin Resources Corp.	29,365	3,360
	The Principal Financial
	Group, Inc.	47,568	3,275
	BB&T Corp.	99,738	3,059
	Regions Financial Corp.	127,160	3,007
	ProLogis REIT	46,905	2,973
	T. Rowe Price Group Inc.	48,013	2,923
	Lincoln National Corp.	48,950	2,850
	Northern Trust Corp.	34,718	2,659
	Aon Corp.	53,474	2,550
	Marsh & McLennan Cos., Inc.	94,570	2,503
*	IntercontinentalExchange Inc.	12,727	2,450
	Progressive Corp. of Ohio	126,938	2,432
	Fifth Third Bancorp	96,766	2,432
	Ameriprise Financial, Inc.	42,488	2,341
	Washington Mutual, Inc.	158,229	2,154
	Vornado Realty Trust REIT	24,203	2,129
	Genworth Financial Inc.	79,908	2,034
	Boston Properties, Inc. REIT	21,778	1,999
	SLM Corp.	93,835	1,890
	National City Corp.	114,485	1,884
	Bear Stearns Co., Inc.	21,024	1,855
	General Growth
	Properties Inc. REIT	44,440	1,830

Vanguard® Equity Index Portfolio

	Equity Residential REIT	49,200	1,794
	Legg Mason Inc.	24,504	1,792
	Kimco Realty Corp. REIT	45,510	1,657
	Public Storage, Inc. REIT	22,540	1,655
	XL Capital Ltd. Class A	32,783	1,649
	KeyCorp	70,253	1,647
	Host Hotels &
	Resorts Inc. REIT	94,585	1,612
	Unum Group	65,123	1,549
	Plum Creek
	Timber Co. Inc. REIT	31,522	1,451
	Leucadia National Corp.	30,811	1,451
	Synovus Financial Corp.	59,077	1,423
	Hudson City Bancorp, Inc.	94,609	1,421
	Moody’s Corp.	38,954	1,391
	Avalonbay
	Communities, Inc. REIT	14,461	1,361
	Commerce Bancorp, Inc.	34,836	1,329
	Discover Financial Services	86,308	1,302
	Marshall & Ilsley Corp.	46,715	1,237
	Comerica, Inc.	27,638	1,203
	Cincinnati Financial Corp.	30,129	1,191
	Assurant, Inc.	17,480	1,169
	American Capital
	Strategies, Ltd.	34,882	1,150
	M & T Bank Corp.	13,615	1,111
	Torchmark Corp.	16,694	1,010
	Huntington Bancshares Inc.	66,441	981
	Safeco Corp.	17,109	953
	Countrywide Financial Corp.	104,113	931
	Janus Capital Group Inc.	27,833	914
	Zions Bancorp	19,393	905
	Developers Diversified
	Realty Corp. REIT	22,568	864
	CIT Group Inc.	34,689	833
*	CB Richard Ellis Group, Inc.	35,704	769
	Sovereign Bancorp, Inc.	64,893	740
	Federated Investors, Inc.	15,987	658
	Apartment Investment &
	Management Co.
	Class A REIT	17,494	607
	^Ambac Financial Group, Inc.	18,340	473
	MBIA, Inc.	22,978	428
	First Horizon National Corp.	22,659	411
	MGIC Investment Corp.	14,817	332
*	E*TRADE Financial Corp.	76,798	273
			412,742
Health Care (11.8%)
	Johnson & Johnson	520,453	34,714
	Pfizer Inc.	1,242,069	28,232
	Merck & Co., Inc.	395,872	23,004
	Abbott Laboratories	281,013	15,779
	UnitedHealth Group Inc.	234,969	13,675

Vanguard® Equity Index Portfolio

	Wyeth	243,125	10,744
	Medtronic, Inc.	205,644	10,338
	Eli Lilly & Co.	179,516	9,584
	Bristol-Myers Squibb Co.	359,829	9,543
*	Amgen, Inc.	197,860	9,189
*	WellPoint Inc.	103,916	9,117
	Schering-Plough Corp.	294,614	7,849
*	Gilead Sciences, Inc.	169,270	7,788
	Baxter International, Inc.	115,242	6,690
	Aetna Inc.	90,904	5,248
*	Medco Health Solutions, Inc.	48,542	4,922
*	Thermo Fisher Scientific, Inc.	77,028	4,443
	Covidien Ltd.	90,610	4,013
	Cardinal Health, Inc.	65,830	3,802
	Becton, Dickinson & Co.	44,441	3,714
*	Genzyme Corp.	48,384	3,602
	Allergan, Inc.	55,892	3,590
	McKesson Corp.	52,544	3,442
*	Express Scripts Inc.	45,772	3,341
*	Celgene Corp.	70,201	3,244
	Stryker Corp.	43,340	3,238
*	Biogen Idec Inc.	53,380	3,038
*	Boston Scientific Corp.	244,050	2,838
*	Zimmer Holdings, Inc.	42,725	2,826
	CIGNA Corp.	51,119	2,747
*	St. Jude Medical, Inc.	62,300	2,532
*	Humana Inc.	30,845	2,323
*	Forest Laboratories, Inc.	57,124	2,082
	C.R. Bard, Inc.	18,601	1,763
*	Coventry Health Care Inc.	28,361	1,680
*	Laboratory Corp. of
	America Holdings	21,191	1,601
	Quest Diagnostics, Inc.	28,237	1,494
*	Waters Corp.	18,094	1,431
	AmerisourceBergen Corp.	30,375	1,363
*	Hospira, Inc.	28,539	1,217
*	Varian Medical Systems, Inc.	22,964	1,198
	Applera Corp.–Applied
	Biosystems Group	30,492	1,034
*	Barr Pharmaceuticals Inc.	19,309	1,025
*	Patterson Cos.	25,460	864
	IMS Health, Inc.	35,185	811
	Mylan Inc.	54,779	770
*	Millipore Corp.	9,759	714
	PerkinElmer, Inc.	22,096	575
*	Watson Pharmaceuticals, Inc.	18,670	507
*	King Pharmaceuticals, Inc.	43,903	450
*	Tenet Healthcare Corp.	85,994	437
			280,165
Industrials (11.3%)
	General Electric Co.	1,837,278	68,108
	United Technologies Corp.	179,842	13,765
	United Parcel Service, Inc.	191,163	13,519

Vanguard® Equity Index Portfolio

The Boeing Co.	140,848	12,318
3M Co.	129,737	10,939
Caterpillar, Inc.	115,631	8,390
Honeywell International Inc.	135,840	8,364
Emerson Electric Co.	143,180	8,113
Deere & Co.	80,696	7,514
Lockheed Martin Corp.	63,183	6,651
General Dynamics Corp.	73,092	6,504
Union Pacific Corp.	47,676	5,989
FedEx Corp.	56,319	5,022
Northrop Grumman Corp.	61,479	4,835
Raytheon Co.	78,063	4,738
Burlington Northern
Santa Fe Corp.	54,266	4,517
Danaher Corp.	46,070	4,042
Illinois Tool Works, Inc.	75,180	4,025
PACCAR, Inc.	66,888	3,644

	Tyco International, Ltd.	89,810	3,561
	Norfolk Southern Corp.	70,344	3,548
	Precision Castparts Corp.	25,144	3,487
	CSX Corp.	76,399	3,360
	Textron, Inc.	45,202	3,223
	Waste Management, Inc.	92,360	3,017
	Eaton Corp.	26,708	2,589
	L-3 Communications
	Holdings, Inc.	22,766	2,412
	Cummins Inc.	18,566	2,365
	Fluor Corp.	15,984	2,329
	Parker Hannifin Corp.	30,574	2,303
	Ingersoll-Rand Co.	49,443	2,298
	ITT Industries, Inc.	32,715	2,161
	Rockwell Collins, Inc.	29,612	2,131
*	Jacobs Engineering
	Group Inc.	22,032	2,106
	Rockwell Automation, Inc.	27,058	1,866
	Cooper Industries, Inc.
	Class A	32,639	1,726
	Expeditors International of
	Washington, Inc.	38,400	1,716
	C.H. Robinson Worldwide Inc.	30,775	1,666
	Dover Corp.	36,076	1,663
	Southwest Airlines Co.	133,413	1,628
	Goodrich Corp.	22,619	1,597
	Pitney Bowes, Inc.	39,738	1,512
	R.R. Donnelley & Sons Co.	38,979	1,471
	Trane, Inc.	31,060	1,451
	Masco Corp.	66,295	1,433
*	Terex Corp.	18,383	1,205
	The Manitowoc Co., Inc.	23,700	1,157
	W.W. Grainger, Inc.	12,160	1,064
	Avery Dennison Corp.	19,308	1,026
	Pall Corp.	22,101	891

Vanguard® Equity Index Portfolio

	Equifax, Inc.	23,830	866
	Cintas Corp.	24,560	826
	Robert Half International, Inc.	29,869	808
*	Monster Worldwide Inc.	23,171	751
*	Allied Waste Industries, Inc.	52,200	575
	Ryder System, Inc.	10,763	506
*	Raytheon Co.
	Warrants Exp. 6/16/11	727	18
			269,309
Information Technology (16.5%)
	Microsoft Corp.	1,463,149	52,088
*	Apple Inc.	159,214	31,537
*	Cisco Systems, Inc.	1,103,309	29,867
*	Google Inc.	42,099	29,111
	Intel Corp.	1,063,334	28,348
	International Business
	Machines Corp.	250,659	27,096
	Hewlett-Packard Co.	468,831	23,667
*	Oracle Corp.	717,130	16,193
	QUALCOMM Inc.	297,515	11,707

*	Dell Inc.	407,579	9,990
	Texas Instruments, Inc.	254,161	8,489
*	EMC Corp.	381,642	7,072
	Corning, Inc.	286,636	6,876
*	eBay Inc.	206,133	6,842
	Motorola, Inc.	415,356	6,662
*	Yahoo! Inc.	243,431	5,662
*	Adobe Systems, Inc.	104,271	4,456
	Applied Materials, Inc.	250,617	4,451
	Automatic Data
	Processing, Inc.	96,102	4,279
*	MEMC Electronic
	Materials, Inc.	41,718	3,692
*	NVIDIA Corp.	101,107	3,440
*	Electronic Arts Inc.	57,340	3,349
	Tyco Electronics Ltd.	90,010	3,342
	Western Union Co.	136,491	3,314
*	Juniper Networks, Inc.	94,871	3,150
	Xerox Corp.	169,157	2,739
*	Sun Microsystems, Inc.	150,159	2,722
*	Agilent Technologies, Inc.	69,828	2,565
*	Symantec Corp.	157,634	2,544
*	Broadcom Corp.	84,957	2,221
	Paychex, Inc.	60,605	2,195
*	Autodesk, Inc.	42,060	2,093
	Electronic Data
	Systems Corp.	93,159	1,931
*	Intuit, Inc.	60,406	1,909
*	Cognizant Technology
	Solutions Corp.	52,370	1,777
	CA, Inc.	70,492	1,759
	Analog Devices, Inc.	55,137	1,748

Vanguard® Equity Index Portfolio

*	Fiserv, Inc.	30,231	1,678
	KLA-Tencor Corp.	32,993	1,589
*	Network Appliance, Inc.	62,553	1,561
*	Computer Sciences Corp.	31,396	1,553
*	VeriSign, Inc.	39,844	1,499
*	SanDisk Corp.	41,091	1,363
*	Citrix Systems, Inc.	34,404	1,308
	Linear Technology Corp.	40,338	1,284
	Fidelity National Information
	Services, Inc.	30,748	1,279
*	BMC Software, Inc.	35,547	1,267
	Microchip Technology, Inc.	39,357	1,237
	Altera Corp.	60,785	1,174
	Xilinx, Inc.	53,610	1,172
*	Akamai Technologies, Inc.	29,822	1,032
*	Micron Technology, Inc.	137,360	996
	National Semiconductor Corp.	43,663	989
*	Teradata Corp.	32,821	900
*	Affiliated Computer
	Services, Inc. Class A	18,130	818
*	Advanced Micro
	Devices, Inc.	108,642	815
	Molex, Inc.	26,129	713
*	LSI Corp.	129,987	690
*	Lexmark International, Inc.	17,016	593
*	Novellus Systems, Inc.	20,989	579
	Jabil Circuit, Inc.	37,541	573
*	Ciena Corp.	15,650	534
*	Tellabs, Inc.	78,758	515
*	JDS Uniphase Corp.	38,435	511
*	Compuware Corp.	51,774	460
*	Novell, Inc.	63,499	436
*	Convergys Corp.	24,422	402
*	QLogic Corp.	24,796	352
*	Teradyne, Inc.	31,437	325
*	Unisys Corp.	63,500	300
			391,380
Materials (3.3%)
	Monsanto Co.	99,505	11,114
	E.I. du Pont de
	Nemours & Co.	163,446	7,206
	Freeport-McMoRan
	Copper & Gold, Inc.
	Class B	69,518	7,121
	Dow Chemical Co.	171,655	6,767
	Alcoa Inc.	154,176	5,635
	Praxair, Inc.	57,369	5,089
	Newmont Mining Corp.
	(Holding Co.)	82,207	4,014
	Air Products &
	Chemicals, Inc.	39,155	3,862
	Nucor Corp.	52,360	3,101
	Weyerhaeuser Co.	38,026	2,804

Vanguard® Equity Index Portfolio

	United States Steel Corp.	21,397	2,587
	International Paper Co.	77,598	2,513
	PPG Industries, Inc.	29,558	2,076
	Ecolab, Inc.	31,536	1,615
	Allegheny Technologies Inc.	18,573	1,605
	Vulcan Materials Co.	19,537	1,545
	Sigma-Aldrich Corp.	23,706	1,294
	Rohm & Haas Co.	22,924	1,217
	MeadWestvaco Corp.	33,237	1,040
	Eastman Chemical Co.	14,723	899
	Ball Corp.	18,576	836
	International Flavors &
	Fragrances, Inc.	14,752	710
	Sealed Air Corp.	29,096	673
*	Pactiv Corp.	23,752	633
	Bemis Co., Inc.	18,981	520
	Ashland, Inc.	10,056	477
	Titanium Metals Corp.	15,900	421
	Hercules, Inc.	20,863	404
			77,778
Telecommunication Services (3.6%)
	AT&T Inc.	1,102,671	45,827
	Verizon
	Communications Inc.	525,595	22,963
	Sprint Nextel Corp.	517,193	6,791
*	American Tower Corp.
	Class A	73,546	3,133
*	Qwest Communications
	International Inc.	285,447	2,001
	Embarq Corp.	27,677	1,371
	Windstream Corp.	86,587	1,127
	CenturyTel, Inc.	20,339	843
	Citizens Communications Co.	61,336	781
			84,837
Utilities (3.6%)
	Exelon Corp.	119,903	9,789
	Southern Co.	138,146	5,353
	Dominion Resources, Inc.	106,362	5,047
	FPL Group, Inc.	74,068	5,020
	Duke Energy Corp.	229,353	4,626
	Public Service Enterprise
	Group, Inc.	46,290	4,548
	Entergy Corp.	35,340	4,224
	FirstEnergy Corp.	55,162	3,990
	PPL Corp.	67,985	3,541
	American Electric
	Power Co., Inc.	72,790	3,389
	Constellation Energy
	Group, Inc.	32,717	3,354
	Edison International	59,334	3,167
	Sempra Energy	47,789	2,957
	PG&E Corp.	63,964	2,756
*	AES Corp.	120,895	2,586

Vanguard® Equity Index Portfolio

Consolidated Edison Inc.	49,456	2,416
Progress Energy, Inc.	46,861	2,269
Ameren Corp.	37,611	2,039
Allegheny Energy, Inc.	29,942	1,905
Xcel Energy, Inc.	75,957	1,714
Questar Corp.	31,162	1,686
DTE Energy Co.	29,689	1,305
Pepco Holdings, Inc.	35,926	1,054
CenterPoint Energy Inc.	58,326	999
NiSource, Inc.	49,732	939
Pinnacle West Capital Corp.	18,226	773
Integrys Energy Group, Inc.	13,722	709
CMS Energy Corp.	40,471	703
TECO Energy, Inc.	38,249	658
* Dynegy, Inc.	89,669	640
Nicor Inc.	8,138	345
		84,501
Total Common Stocks
(Cost $1,916,811)		2,338,894
Temporary Cash Investments (1.5%)[1]
Money Market Fund (1.4%)
[2] Vanguard Market Liquidity
Fund, 4.664%	33,629,381	33,629
[2] Vanguard Market Liquidity
Fund, 4.664%—Note E	1,586,000	1,586
		35,215

Vanguard® Equity Index Portfolio

	Face
	Amount
	($000)
U.S. Agency Obligations (0.1%)
[3] Federal Home Loan Bank
[4] 4.548%, 2/1/08	500	498
[4] 4.333%, 2/6/08	1,000	995
[3] Federal Home Loan
Mortgage Corp.
[4] 5.004%, 2/19/08	700	695
		2,188
Total Temporary Cash Investments
(Cost $37,404)		37,403
Total Investments (100.1%)
(Cost $1,954,215)		2,376,297
Other Assets and Liabilities (–0.1%)
Other Assets—Note B		4,707
Liabilities—Note E		(7,725)
		(3,018)
Net Assets (100%)
Applicable to 80,334,532 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		2,373,279
Net Asset Value Per Share		$29.54

At December 31, 2007, net assets consisted of:[5]
	Amount	Per
	($000)	Share
Paid-in Capital	1,838,639	$22.89
Undistributed Net
Investment Income	39,604.49
Accumulated Net Realized Gains	73,079.91
Unrealized Appreciation
(Depreciation)
Investment Securities	422,082	5.25
Futures Contracts	(125)	—
Net Assets	2,373,279	$29.54

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

^  Part of security position is on loan to broker-dealers. See Note E in Notes to Financial Statements.

1  The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.0% and 0.1%, respectively, of net assets. See Note C in Notes to Financial Statements.

2  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3  The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

4  Securities with a value of $2,188,000 have been segregated as initial margin for open futures contracts.

5  See Note C in Notes to Financial Statements for the tax-basis components of net assets.
REIT—Real Estate Investment Trust.

Vanguard® Equity Index Portfolio

Statement of Operations

Year Ended
December 31, 2007
($000)
Investment Income
Income
Dividends	45,459
Interest[1]	567
Security Lending	10
Total Income	46,036
Expenses
The Vanguard Group—Note B
Investment Advisory Services	134
Management and Administrative	2,418
Marketing and Distribution	548
Custodian Fees	79
Auditing Fees	22
Shareholders’ Reports	33
Trustees’ Fees and Expenses	3
Total Expenses	3,237
Net Investment Income	42,799
Realized Net Gain (Loss)
Investment Securities Sold	72,679
Futures Contracts	705
Realized Net Gain (Loss)	73,384
Change in Unrealized
Appreciation (Depreciation)
Investment Securities	4,778
Futures Contracts	(157)
Change in Unrealized
Appreciation (Depreciation)	4,621
Net Increase (Decrease) in Net Assets
Resulting from Operations	120,804

Vanguard® Equity Index Portfolio

Statement of Changes in Net Assets

	Year Ended December 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	42,799	34,252
Realized Net Gain (Loss)	73,384	88,180
Change in Unrealized Appreciation (Depreciation)	4,621	159,876
Net Increase (Decrease) in Net Assets Resulting from Operations	120,804	282,308
Distributions
Net Investment Income	(35,238)	(30,773)
Realized Capital Gain[2]	(87,720)	(119,247)
Total Distributions	(122,958)	(150,020)
Capital Share Transactions—Note F
Issued	327,553	405,827
Issued in Lieu of Cash Distributions	122,958	150,020
Redeemed	(277,766)	(298,911)
Net Increase (Decrease) from Capital Share Transactions	172,745	256,936
Total Increase (Decrease)	170,591	389,224
Net Assets
Beginning of Period	2,202,688	1,813,464
End of Period[3]	2,373,279	2,202,688

1  Interest income from an affiliated company of the portfolio was $529,000.

2  Includes fiscal 2007 and 2006 short-term gain distributions totaling $1,125,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

3  Net Assets—End of Period includes undistributed net investment income of $39,604,000 and $32,043,000.

Vanguard® Equity Index Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$29.66	$27.87	$28.29	$26.57	$21.68
Investment Operations
Net Investment Income	.53	.47	.48	.49[1]	.34
Net Realized and Unrealized Gain (Loss)
on Investments	.99	3.66	.77	2.27	5.57
Total from Investment Operations	1.52	4.13	1.25	2.76	5.91
Distributions
Dividends from Net Investment Income	(.47)	(.48)	(.50)	(.35)	(.34)
Distributions from Realized Capital Gains	(1.17)	(1.86)	(1.17)	(.69)	(.68)
Total Distributions	(1.64)	(2.34)	(1.67)	(1.04)	(1.02)
Net Asset Value, End of Period	$29.54	$29.66	$27.87	$28.29	$26.57

Total Return	5.38%	15.71%	4.79%	10.80%	28.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,373	$2,203	$1,813	$1,664	$1,450
Ratio of Total Expenses to
Average Net Assets	0.14%	0.14%	0.14%	0.14%	0.18%
Ratio of Net Investment Income to
Average Net Assets	1.82%	1.80%	1.78%	1.91%[1]	1.62%
Portfolio Turnover Rate	8%	10%	13%	8%	6%

1  Net investment income per share and the ratio of net investment income to average net assets include $0.08 and 0.31%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004. See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard® Equity Index Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Equity Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific

Vanguard® Equity Index Portfolio

securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2007, the portfolio had contributed capital of $199,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.20% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2007, the portfolio had $44,214,000 of ordinary income and $71,418,000 of long-term capital gains available for distribution.

At December 31, 2007, the cost of investment securities for tax purposes was $1,954,215,000. Net unrealized appreciation of investment securities for tax purposes was $422,082,000, consisting of unrealized gains of $613,016,000 on securities that had risen in value since their purchase and $190,934,000 in unrealized losses on securities that had fallen in value since their purchase.

At December 31, 2007, the aggregate settlement value of open futures contracts expiring in March 2008 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
E-mini S&P 500 Index	280	20,681	26
S&P 500 Index	37	13,664	(151)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

D. During the year ended December 31, 2007, the portfolio purchased $242,612,000 of investment securities and sold $174,947,000 of investment securities other than temporary cash investments.

E. The market value of securities on loan to broker-dealers at December 31, 2007, was $1,546,000, for which the portfolio received cash collateral of $1,586,000.

F. Capital shares issued and redeemed were:

Vanguard® Equity Index Portfolio

	Year Ended December 31,
	2007	2006
	Shares	Shares
	(000)	(000)
Issued	11,015	14,420
Issued in Lieu of Cash Distributions	4,356	5,594
Redeemed	(9,309)	(10,808)
Net Increase (Decrease) in Shares Outstanding	6,062	9,206

G. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the portfolio’s current fiscal year. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004–2007) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the portfolio’s financial statements.

Vanguard® Equity Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Vanguard Variable Insurance Fund Equity Index Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Variable Insurance Fund Equity Index Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and broker and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 8, 2008

Special 2007 tax information (unaudited) for corporate shareholders only for Vanguard Variable Insurance Fund Equity Index Portfolio

This information for the fiscal year ended December 31, 2007, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $86,595,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For corporate shareholders, 99.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return.

This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•  Based on hypothetical 5% yearly return.

This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Index Portfolio	6/30/2007	12/31/2007	Period[1]
Based on Actual Portfolio Return	$1,000.00	$985.98	$0.70
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.50	0.71

1  The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.14%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® Growth Portfolio

Vanguard® Growth Portfolio

Vanguard Growth Portfolio returned 10.2% in 2007, as large-capitalization growth stocks returned to favor after a long hiatus. The Russell 1000 Growth Index outperformed its counterpart value index for the first calendar year since 1999. The Growth Portfolio topped the return of the broad U.S. stock market for the period, but trailed the result of its benchmark and the average return of its peer funds.

The results for your portfolio and its comparative standards over the past 12 months appear in the table below, along with their average yearly returns over the last decade.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The portfolio’s largest sectors recorded strong results

The Growth Portfolio’s 10.2% return was driven by strength in two of its largest sectors, health care and information technology. Health care stocks returned

17%, with prescription drug service companies and pharmaceutical firms among the strongest contributors. In tech, familiar names like Apple (+133%) and Google (+50%) led the way.

The portfolio’s smaller sectors also provided a boost. Industrials stocks returned 22%, reflecting strong performance from makers of electrical equipment and industrial machinery. The energy sector (which made up less than 6% of the portfolio on average during the year) packed a punch with a 57% return. Oil prices rose throughout the period, as global demand increased and the long-term outlook for supply remained clouded.

Consumer discretionary stocks returned –21%, one of two sectors to post a decline for the year. Cable television providers, luxury apparel brands, and retailers were among the companies that struggled to capture consumer dollars as the economic outlook grew increasingly uncertain. Financials, the sector most directly affected by the fallout from the subprime-lending crisis, posted a –6% return.

The portfolio is building on its post-bear market record

The Growth Portfolio posted a solid result in 2007, but its longer-term record still serves as a harsh reminder of the bear market of 2000–2002, when the stock market reeled and the portfolio struggled to find its footing. For the ten-year period ended December 31, 2007, the Growth Portfolio posted an average annual return of 0.2%, an essentially flat result for a decade that contained a steep climb, a steeper fall, and a long recovery.

For those investors who have stuck with the Growth Portfolio through good times and bad—thank you for your patience, trust, loyalty, and perseverance. For those who have a shorter history with the portfolio, the picture has been much brighter. During the past five calendar years, for instance, the portfolio has returned an average of 11.1% annually.

The portfolio’s solid recent record is a credit to the talented management teams at AllianceBernstein (which has advised the portfolio since 2001) and William Blair & Company (which joined the advisory team in 2004), and their ability to guide the portfolio to long-term capital growth for planholders.

Vanguard® Growth Portfolio

Total Returns
		Ten Years Ended
		December 31, 2007
	Year Ended	Average
	December 31, 2007	Annual Return
Growth Portfolio	10.2%	0.2%
Russell 1000 Growth Index	11.8	3.8
Average Large-Cap Growth Fund[1]	14.2	4.3

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your portfolio compared with its peer group
		Average
		Large-Cap
	Portfolio	Growth Fund
Growth Portfolio	0.36%	1.43%

1  Derived from data provided by Lipper Inc.

2  Portfolio expense ratio reflects the 12 months ended December 31, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

Vanguard® Growth Portfolio

Advisors’ Report

The Growth Portfolio returned 10.2% for the 12 months ended December 31, 2007, trailing the return of its benchmark and the average result of competing large-capitalization growth funds.

The portfolio is overseen by two independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the portfolio’s diversification. The advisors, the percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during 2007 and of the effect of this environment on the portfolio’s positioning. These reports were prepared on January 14, 2008.

AllianceBernstein L.P.

Portfolio Manager:

Alan Levi, Senior Vice President

The year ended December 31, 2007, saw the U.S. equity market produce reasonable overall returns, with growth stocks, as a class, outperforming the broader market. In our portion of the portfolio, performance was hurt by exposure to financial services stocks, but this was largely offset by favorable results from health care and, to a lesser extent, industrials and energy holdings.

The domestic economy has generally developed as anticipated. Overall growth has been moderating, reflecting decelerating consumer spending and persistent weakness in residential construction. In contrast, a number of overseas economies have exhibited strong and, in some cases, accelerating rates of expansion. The combination of slowing domestic consumption, stronger overseas growth, and a weaker U.S. dollar led to robust export growth, which effectively offset the drag from residential housing on overall economic growth. This environment was advantageous to a number of our holdings, given our focus on companies with leading industry positions, many of which enjoy an increasingly global presence.

Although the weakness in residential construction appeared reasonably contained through the first half of the year, in recent months we have seen growing evidence of its negative effect on credit markets and consumer spending. This effect was initially manifest in the turmoil that enveloped the vast market for mortgage-backed securities and related structured debt in July. Subsequent revelations regarding the extent of the associated losses led to a dramatic shift toward risk-aversion among financial intermediaries and investors alike.

Vanguard® Growth Portfolio

Recognizing the depth of these concerns, the Federal Reserve Board shifted its monetary policy stance, reducing short-term interest rates and taking other steps to encourage liquidity.

Although growth stocks have led the market in recent months, the relative valuation of many leading companies remains at historically compressed levels. We were encouraged by the recent shift in monetary policy; nonetheless, the domestic economy does appear likely to experience a period of subpar growth in consumption and corporate profits, along with the risks typically associated with such cyclical slowdowns. Historically, such periods have been beneficial to the stocks of well-endowed companies with leading global presence and sustainable

Vanguard Growth Portfolio Investment Advisors

Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
AllianceBernstein L.P.	67	240	Uses a fundamentally based, research-driven
			approach to large-cap growth investing; seeks a
			diversified investment portfolio of successful, well-
			managed companies with sustainable competitive
			advantages, superior prospective growth, and relative
			valuations that are not fully discounted.
William Blair & Company, LLC	29	103	Uses a fundamental investment approach in pursuit
			of superior long-term investment results from growth-
			oriented companies with leadership positions and
			strong market presence.
Cash Investments[1]	4	16	—

1  These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position. competitive advantages. Identifying and investing in such companies, where reasonably valued, has remained our overarching tactic in positioning our portion of the portfolio.

Vanguard® Growth Portfolio

Considering the challenging and uncertain economic setting, we have generally sought to moderate the exposure to cyclical growth companies in favor of firms where we see fundamental sustainability. This has led to a modest reduction in holdings of technology and industrial stocks and an increase in holdings of companies offering more stable growth—particularly in the health care sector.

William Blair & Company, LLC

Portfolio Manager:

John F. Jostrand, CFA, Principal

In a significant reversal of patterns seen since the millennium, growth stocks surpassed value issues and large-capitalization stocks outperformed small-caps in 2007.

Volatility remained high as investors reacted to weakness in economic and employment data. Second- and third-quarter growth in gross domestic product was reported as solid, but the fourth-quarter GDP estimate was much lower. The unemployment rate rose to 5.0% by year-end, suggesting a weakening labor market. Additionally, the health of many financial firms came under pressure as a result of rising defaults on home loans and mortgage-related investments, as well as increasing losses on credit cards and other consumer loans. Another concern was whether U.S. consumers could sustain their spending in view of the housing market’s problems and other factors. As a result of these strong market headwinds, many pundits have discussed the potential for a 2008 recession.

On the positive side, U.S. corporations have significant cash on their balance sheets, and profit margins have remained elevated as a result of continued cost productivity. While economic growth seems to be slowing in the United States, foreign growth has remained healthy.

In the Russell 1000 Growth Index, information technology was the best sector contributor in 2007 as the very largest stocks benefited from a “flight to safety” by market participants. The consumer discretionary sector was the weakest for the year because of investors’ concern about the possibility of a recession.

For our portion of the portfolio, financial stocks—which had a negative return in the benchmark—were a positive contributor. Through strong stock selection, we avoided exposure to the subprime-debt and credit-related issues that hurt many companies. Conversely, the technology sector was our weakest performer relative to the index. In this group, our results were hurt by certain semiconductor stocks and by our relative lack of exposure to the largest companies.

The U.S. economy appears to be slowing, sapped by problems stemming from the subprime-mortgage and credit issues. We believe that economic growth will be weak through the first half of 2008 and then will begin to strengthen, supported by continued strong export growth and Federal Reserve Board policy. The factors that we will continue to watch include employment and inflation. A significant increase in the unemployment rate could hurt the economic outlook; a significant increase in inflation expectations could limit the Fed’s response to slowing growth.

As the economy slows, the higher-quality growth companies should continue to differentiate themselves from the average companies. Regardless of the macroeconomic issues facing the market, we continue to find high-quality stocks that offer growth opportunities, especially in the technology, industrials, and energy sectors, as well as in parts of the health care sector. We believe that as overall earnings growth decelerates, investors will pay more attention to price/earnings multiples, and will reward stocks that exhibit longer, more sustainable earnings trends with higher P/Es.

Vanguard® Growth Portfolio

Portfolio Profile

As of December 31, 2007

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	79	689	4,843
Median Market Cap	$43.0B	$39.8B	$37.7B
Price/Earnings Ratio	25.2x	20.8x	17.8x
Price/Book Ratio	4.4x	4.3x	2.7x
Yield	0.6%	1.1%	1.8%
Return on Equity	21.0%	21.5%	19.2%
Earnings Growth Rate	24.5%	21.4%	20.7%
Foreign Holdings	10.5%	0.0%	0.0%
Turnover Rate	59.8%	—	—
Expense Ratio	0.36%	—	—
Short-Term Reserves	1.9%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.87	0.78
Beta	1.05	1.04

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Consumer
Discretionary	4.1%	11.2%	9.4%
Consumer Staples	5.2	10.3	8.9
Energy	8.1	8.8	12.3
Financials	10.9	7.0	18.3
Health Care	23.9	15.9	12.0
Industrials	13.3	13.0	11.7
Information Technology	31.7	28.3	16.5
Materials	2.5	3.4	3.8
Telecommunication
Services	0.1	0.7	3.3
Utilities	0.2	1.4	3.8

Vanguard® Growth Portfolio

Ten Largest Holdings[3] (% of total net assets)

Schlumberger Ltd.	oil and
	gas equipment
	and services	4.4%
Danaher Corp.	industrial machinery	4.1
Google Inc.	internet software
	and services	3.6
Cisco Systems, Inc.	communications
	equipment	3.4
Apple Inc.	computer hardware	3.2
Gilead Sciences, Inc.	biotechnology	3.1
The Procter & Gamble Co.	household products	2.9
Teva Pharmaceutical
Industries Ltd.
Sponsored ADR	pharmaceuticals	2.6
WellPoint Inc.	managed
	health care	2.3
Alcon, Inc.	health care supplies	2.2
Top Ten		31.8%

Investment Focus

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by an index. If a portfolio’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a portfolio’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

1  Russell 1000 Growth Index.

2  Dow Jones Wilshire 5000 Index.

3  “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Vanguard® Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Cumulative Performance: December 31, 1997–December 31, 2007

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2007			of a $10,000
	One Year	Five Years	Ten Years	Investment
Growth Portfolio	10.22%	11.12%	0.20%	$10,205
Dow Jones Wilshire 5000 Index	5.73	14.07	6.34	18,492
Russell 1000 Growth Index	11.81	12.11	3.83	14,559
Average Large-Cap Growth Fund[1]	14.17	11.75	4.35	15,302

Fiscal-Year Total Returns (%): December 31, 1997–December 31, 2007

1  Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

Vanguard® Growth Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2007

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (94.3%)[1]
Consumer Discretionary (3.7%)
	Johnson Controls, Inc.	123,855	4,464
	NIKE, Inc. Class B	37,270	2,394
*	Coach, Inc.	69,000	2,111
*	Kohl’s Corp.	31,293	1,433
	Omnicom Group Inc.	29,380	1,396
	International Game
	Technology	29,915	1,314
			13,112
Consumer Staples (4.7%)
	The Procter & Gamble Co.	142,580	10,468
	PepsiCo, Inc.	64,690	4,910
	Wal-Mart de Mexico SA
	de Cv	40,000	1,383
			16,761
Energy (7.4%)
	Schlumberger Ltd.	159,770	15,717
*	Cameron International Corp.	94,320	4,540
	Apache Corp.	36,150	3,888
	Suncor Energy, Inc.	22,805	2,480
			26,625
Financials (10.0%)
	CME Group, Inc.	9,186	6,302
	The Goldman Sachs
	Group, Inc.	28,710	6,174
	Charles Schwab Corp.	224,870	5,745
	JPMorgan Chase & Co.	105,160	4,590
	American International
	Group, Inc.	75,006	4,373
	Franklin Resources Corp.	23,920	2,737
	Lehman Brothers
	Holdings, Inc.	35,670	2,334
*	IntercontinentalExchange Inc.	8,100	1,559
*	CB Richard Ellis Group, Inc.	54,475	1,174
	Brookfield Asset
	Management Inc.	26,960	962
			35,950

Vanguard® Growth Portfolio

Health Care (22.9%)
	Biotechnology (5.6%)
*	Gilead Sciences, Inc.	238,330	10,966
*	Genentech, Inc.	95,365	6,396
*	Celgene Corp.	59,780	2,763

	Health Care Equipment & Supplies (5.6%)
	Alcon, Inc.	54,840	7,844
*	Hologic, Inc.	64,240	4,409
	C.R. Bard, Inc.	35,250	3,342
	Becton, Dickinson & Co.	29,150	2,436
	Stryker Corp.	27,600	2,062

	Health Care Providers & Services (4.4%)
*	WellPoint Inc.	92,580	8,122
*	Medco Health Solutions, Inc.	61,900	6,277
	Aetna Inc.	24,180	1,396
	Life Science Tools & Services (0.4%)
*	Thermo Fisher Scientific, Inc.	27,560	1,590

	Pharmaceuticals (6.9%)
	Teva Pharmaceutical
	Industries Ltd.
	Sponsored ADR	203,400	9,454
	Merck & Co., Inc.	95,050	5,523
	Abbott Laboratories	67,160	3,771
	Schering-Plough Corp.	116,380	3,100
	Allergan, Inc.	47,930	3,079
			82,530
Industrials (12.6%)
	Danaher Corp.	166,861	14,640
	Emerson Electric Co.	120,100	6,805
	Deere & Co.	48,220	4,490
	Rockwell Collins, Inc.	57,160	4,114
	Fluor Corp.	27,830	4,055
	United Technologies Corp.	37,600	2,878
	ABB Ltd. ADR	99,580	2,868
	Rockwell Automation, Inc.	29,175	2,012
	Honeywell International Inc.	27,700	1,706
	Expeditors International of
	Washington, Inc.	33,370	1,491
			45,059
Information Technology (30.5%)
	Communications Equipment (8.6%)
*	Cisco Systems, Inc.	452,597	12,252
*	Research In Motion Ltd.	57,080	6,473
	QUALCOMM Inc.	112,035	4,409
	Nokia Corp. ADR	86,850	3,334
*	Juniper Networks, Inc.	67,600	2,244
	Corning, Inc.	93,020	2,232

	Computers & Peripherals (6.1%)
*	Apple Inc.	58,820	11,651

Vanguard® Growth Portfolio

*	EMC Corp.	245,990	4,558
	Hewlett-Packard Co.	55,970	2,825
*	Sun Microsystems, Inc.	122,678	2,224
*	SanDisk Corp.	15,800	524

	Electronic Equipment & Instruments (0.4%)
	Amphenol Corp.	29,707	1,378

	Internet Software & Services (5.4%)
*	Google Inc.	18,730	12,951
*	eBay Inc.	132,690	4,404
*	VeriSign, Inc.	50,490	1,899

	IT Services (1.1%)
	Paychex, Inc.	61,940	2,243
*	Fiserv, Inc.	30,400	1,687

	Semiconductors &
	Semiconductor Equipment (6.0%)
	Intel Corp.	266,280	7,099
*	NVIDIA Corp.	171,850	5,846
	Taiwan Semiconductor
	Manufacturing Co., Ltd.
	ADR	304,392	3,032
*	Broadcom Corp.	108,460	2,835
	Maxim Integrated
	Products, Inc.	59,610	1,579
*	MEMC Electronic
	Materials, Inc.	13,600	1,204

	Software (2.9%)
*	Adobe Systems, Inc.	180,140	7,697
*	Autodesk, Inc.	44,260	2,202
*	salesforce.com, inc.	10,630	666
			109,448
Materials (2.3%)
	Praxair, Inc.	50,460	4,476
	Monsanto Co.	22,800	2,547
	Air Products &
	Chemicals, Inc.	12,300	1,213
			8,236
Exchange-Traded Fund (0.2%)
2	Vanguard Growth ETF	8,500	549
Total Common Stocks
(Cost $284,804)			338,270
Temporary Cash Investments (6.2%)[1]
Money Market Fund (5.8%)
[3]	Vanguard Market Liquidity
	Fund, 4.664%	20,680,385	20,680

		Face
		Amount

Vanguard® Growth Portfolio

	($000)
U.S. Agency Obligations (0.4%)
[4] Federal Home Loan Bank
[5] 4.548%, 2/1/08	1,500	1,494
Total Temporary Cash Investments
(Cost $22,174)		22,174
Total Investments (100.5%)
(Cost $306,978)		360,444
Other Assets and Liabilities (–0.5%)
Other Assets—Note C		1,561
Liabilities		(3,303)
		(1,742)
Net Assets (100%)
Applicable to 24,924,547 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		358,702
Net Asset Value Per Share		$14.39

Vanguard® Growth Portfolio

At December 31, 2007, net assets consisted of:[6]
	Amount	Per
	($000)	Share
Paid-in Capital	707,240	$28.37
Undistributed Net
Investment Income	1,485.06
Accumulated Net
Realized Losses	(403,481)	(16.19)
Unrealized Appreciation
(Depreciation)
Investment Securities	53,466	2.15
Futures Contracts	(8)	—
Net Assets	358,702	$14.39

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

1  The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 98.6% and 1.9%, respectively, of net assets. See Note E in Notes to Financial Statements.

2  Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.

3  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4  The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

5  Securities with a value of $1,494,000 have been segregated as initial margin for open futures contracts.

6  See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

Vanguard® Growth Portfolio

Statement of Operations

Year Ended
December 31, 2007
($000)
Investment Income
Income
Dividends[1]	2,821
Interest[1]	749
Security Lending	99
Total Income	3,669
Expenses
Investment Advisory Fees—Note B
Basic Fee	411
Performance Adjustment	(23)
The Vanguard Group—Note C
Management and Administrative	761
Marketing and Distribution	57
Custodian Fees	10
Auditing Fees	22
Shareholders’ Reports	18
Trustees’ Fees and Expenses	1
Total Expenses	1,257
Expenses Paid Indirectly—Note D	(29)
Net Expenses	1,228
Net Investment Income	2,441
Realized Net Gain (Loss)
Investment Securities Sold[1]	29,906
Futures Contracts	(723)
Realized Net Gain (Loss)	29,183
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	1,996
Futures Contracts	29
Change in Unrealized Appreciation
(Depreciation)	2,025
Net Increase (Decrease) in Net Assets
Resulting from Operations	33,649

Vanguard® Growth Portfolio

Statement of Changes in Net Assets

	Year Ended December 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,441	2,391
Realized Net Gain (Loss)	29,183	25,312
Change in Unrealized Appreciation (Depreciation)	2,025	(21,417)
Net Increase (Decrease) in Net Assets Resulting from Operations	33,649	6,286
Distributions
Net Investment Income	(2,435)	(1,427)
Realized Capital Gain	—	—
Total Distributions	(2,435)	(1,427)
Capital Share Transactions—Note G
Issued	33,037	44,290
Issued in Lieu of Cash Distributions	2,435	1,427
Redeemed	(64,178)	(79,779)
Net Increase (Decrease) from Capital Share Transactions	(28,706)	(34,062)
Total Increase (Decrease)	2,508	(29,203)
Net Assets
Beginning of Period	356,194	385,397
End of Period[2]	358,702	356,194

1  Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $5,000, $673,000, and $0, respectively.

2  Net Assets—End of Period includes undistributed net investment income of $1,485,000 and $1,479,000.

Vanguard® Growth Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$13.15	$12.95	$11.67	$10.93	$8.70
Investment Operations
Net Investment Income	.105	.078	.050	.051[1]	.039
Net Realized and Unrealized Gain (Loss)
on Investments	1.230	.170	1.282	.738	2.227
Total from Investment Operations	1.335	.248	1.332	.789	2.266
Distributions
Dividends from Net Investment Income	(.095)	(.048)	(.052)	(.049)	(.036)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.095)	(.048)	(.052)	(.049)	(.036)
Net Asset Value, End of Period	$14.39	$13.15	$12.95	$11.67	$10.93

Total Return	10.22%	1.91%	11.49%	7.25%	26.13%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$359	$356	$385	$367	$384
Ratio of Total Expenses to
Average Net Assets[2]	0.36%	0.38%	0.36%	0.36%	0.39%
Ratio of Net Investment Income to
Average Net Assets	0.70%	0.65%	0.40%	0.43%[1]	0.45%
Portfolio Turnover Rate	60%	54%	43%	100%	47%

1  Net investment income per share and the ratio of net investment income to average net assets include $.01 and 0.11%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2  Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.01%, (0.01%), (0.02%), and (0.04%).

Notes to Financial Statements

Vanguard Variable Insurance Fund Growth Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily

Vanguard® Growth Portfolio

available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. AllianceBernstein L.P. and William Blair & Company, LLC, each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for AllianceBernstein is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 1000 Growth Index. The basic fee for William Blair & Company is subject to quarterly adjustments based on performance since June 30, 2004, relative to the Russell 1000 Growth Index.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the year ended December 31, 2007, the aggregate investment advisory fee represented an effective annual basic rate of 0.12% of the portfolio’s average net assets before a decrease of $23,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2007, the portfolio had contributed capital of $30,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

Vanguard® Growth Portfolio

D. The portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. For the year ended December 31, 2007, these arrangements reduced the portfolio’s expenses by $29,000 (an annual rate of 0.01% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2007, the portfolio had $2,422,000 of ordinary income available for distribution. The portfolio had available realized losses of $403,334,000 to offset future net capital gains of $141,696,000 through December 31, 2009, $175,409,000 through December 31, 2010, $55,599,000 through December 31, 2011, $27,668,000 through December 31, 2012, and $2,962,000 through December 31, 2016.

At December 31, 2007, the cost of investment securities for tax purposes was $307,062,000. Net unrealized appreciation of investment securities for tax purposes was $53,382,000, consisting of unrealized gains of $66,112,000 on securities that had risen in value since their purchase and $12,730,000 in unrealized losses on securities that had fallen in value since their purchase.

At December 31, 2007, the aggregate settlement value of open futures contracts expiring in March 2008 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
S&P 500 Index	34	12,556	(18)
E-mini S&P 500 Index	20	1,477	(12)
E-mini S&P MidCap Index	3	1,297	22

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the year ended December 31, 2007, the portfolio purchased $201,102,000 of investment securities and sold $238,393,000 of investment securities other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended December 31,
	2007	2006
	Shares	Shares
	(000)	(000)
Issued	2,336	3,483
Issued in Lieu of Cash Distributions	184	108
Redeemed	(4,683)	(6,274)
Net Increase (Decrease) in Shares Outstanding	(2,163)	(2,683)

Vanguard® Growth Portfolio

H. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the portfolio’s current fiscal year. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004–2007) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the portfolio’s financial statements.

Vanguard® Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Vanguard Variable Insurance Fund Growth Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Variable Insurance Fund Growth Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and broker and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 8, 2008

Special 2007 tax information (unaudited) for corporate shareholders only for Vanguard Variable Insurance Fund Growth Portfolio

This information for the fiscal year ended December 31, 2007, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard® Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return.

This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•  Based on hypothetical 5% yearly return.

This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Growth Portfolio	6/30/2007	12/31/2007	Period[1]
Based on Actual Fund Return	$1,000.00	$1,033.76	$1.85
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.39	1.84

1  The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.36%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® High Yield Bond Portfolio

Vanguard® High Yield Bond Portfolio

The High Yield Bond Portfolio returned 2.0% during 2007, a low return on an absolute basis but a fair relative return during a year of widespread concern in the financial markets about the quality of higher-risk debt—concern that was catalyzed by the subprime-mortgage crisis.

When risk-aversion is in retreat, the portfolio tends to lag the return of its index and peer-group because of its focus on higher-quality bonds within the high-yield, or “junk,” bond universe. When investors pay more attention to risk, as they did in the turbulent environment of 2007, the portfolio’s more conservative strategy can lead to relatively strong returns. Over the year, the portfolio outpaced the returns of both its benchmark (1.9%) and peer-group funds (1.5%).

Over the period, yields of high-yield bonds rose from levels many believed did not reflect the bonds’ higher associated risk. This caused the portfolio’s annualized yield to rise to 8.05% as of December 31, from 6.97% a year earlier.

Please note that the portfolio returns in the Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Conservative strategy pays off during a year of market turmoil

In the volatile market environment of 2007, the advisor’s long-term focus on the higher-quality end of the below-investment-grade spectrum helped bolster returns. The portfolio is also more diversified than the typical peer fund, further reducing risk.

In addition, about 5% of portfolio assets are invested in U.S. Treasury securities. Considered super-safe from a credit point of view, these securities were a major contributor to the portfolio’s return because of strong investor demand for high-quality assets.

Smart selections in the media cable industry aided returns, as did a below-benchmark weighting of holdings of the riskiest securities. The Advisor’s Report provides more details about the portfolio’s performance in 2007.

Solid long-term returns at below-average levels of risk

Over the past decade, the High-Yield Portfolio has produced an average annual return of 4.7%, somewhat above that of the peer-group average and somewhat below that of its benchmark. A hypothetical initial investment of $10,000 made in the portfolio ten years ago would have grown to $15,817, compared with $14,904 in the average peer-group fund for the same period.

Portfolio manager Earl McEvoy to retire

Earl E. McEvoy, manager of the High Yield Bond Portfolio, will retire from Wellington Management Company on June 30, 2008. Michael L. Hong, CFA, who leads Wellington’s high-yield credit research team, will assume responsibility for the portfolio’s management. Mr. Hong has been a member of the Wellington high-yield team since 1997.

For the past 25 years, Earl has served Vanguard shareholders with distinction, managing a number of fixed-income and balanced portfolios. He has managed the High Yield Bond Portfolio since its 1996 inception. We thank him for his service, and we have great confidence in the experienced professionals who will oversee this portfolio in the future.

Vanguard® High Yield Bond Portfolio

John J. Brennan

Chairman and Chief Executive Officer

February 14, 2008

Total Returns
		Ten Years Ended
		December 31, 2007
	Year Ended	Average
	December 31, 2007	Annual Return
High Yield Bond Portfolio	2.0%	4.7%
Lehman U.S. Corporate High Yield Index	1.9	5.5
Average High Current Yield Fund[1]	1.5	4.1

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your portfolio compared with its peer group
		Average
		High Current
	Portfolio	Yield Fund
High Yield Bond Portfolio	0.24%	1.28%

1  Derived from data provided by Lipper Inc.

2  Portfolio expense ratio reflects the 12 months ended December 31, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

Vanguard® High Yield Bond Portfolio

Advisor’s Report

The investment environment

The investment environment for high-yield bonds has changed dramatically over the past year. The first half of 2007 was a frothy environment for high-yield bonds. The high-yield market experienced few defaults, issuers had access to unlimited capital, and investors wanted risky assets. Private equity firms were at their zenith, closing deals of record size. Through June, the market was on pace for a record year in issuance. The volume of new high-yield bonds had outpaced 2006’s level by over 50%, fueled by mergers and acquisitions, leveraged buyouts, and recapitalizations. Through the end of May, the high-yield market had returned 4.8% (as measured by the Lehman U.S. Corporate High Yield Index) and carried a spread of 259 basis points over yields of U.S. Treasuries, the tightest since early 2005.

As the summer progressed, however, the ramifications of the excess liquidity of the past few years began to appear, as concerns over housing and subprime mortgages mounted. Housing metrics turned negative, revealing fewer sales, growing inventories, and lower prices. Mortgage delinquencies began to rise. More fundamental concerns surfaced as mortgage lenders faced inadequate liquidity, and banks wrote down billions of dollars of asset-backed securities. Fannie Mae and Freddie Mac, the quasi-governmental agencies, were forced to raise billions of dollars of preferred stock to insure their capital requirements. Major U.S. broker-dealers raised equity capital and suffered management shake-ups. Credit tightened and serious questions were raised about the health of the U.S. economy.

In response, the Federal Reserve Board lowered the federal funds target rate and the discount rate to encourage lending and to free up the gridlock in the money markets. The Fed even launched the first-ever Term Auction Facility in an effort to supply additional liquidity to the interbank lending market.

In general, high-yield issuers are marginal corporate borrowers and are the ones most vulnerable to a contraction in credit and bank lending. In the difficult credit environment of the second half of 2007, the prices of high-yield bonds declined significantly. The high-yield market returned –2.8% for the seven months from June through December (as measured by the Lehman U.S. Corporate High Yield Index), and spreads widened to 562 basis points over Treasuries, an increase of 303 basis points in seven months. With this repricing of risk, pending deals dissolved, bridge financing was extended, and many collateralized loan obligations (CLOs) collapsed. Even though it started the year strongly, the new-issue market essentially dried up. Total issuance for 2007 was down 8% compared with that of 2006.

Within the high-yield market, CCC-rated bonds were the worst-performing group for the year, returning an average of –0.1%. BB-rated bonds and B-rated bonds returned 1.8% and 3.1%, respectively. The relative performance among these ratings categories was particularly striking from June through December. During this seven-month period, CCC-rated bonds returned –7.3%, versus –1.2% for BB-rated bonds and –1.7% for B-rated bonds.

Spreads also returned to levels more in line with ten-year market averages after being narrow for so long. As of December 31, BB-rated bond spreads were 465 basis points over Treasuries, while CCC-rated bonds offered 856 basis points of additional yield over Treasuries. The 391-basis-point differential between BB and CCC spreads, however, was still compressed, compared to the ten-year average of 702 basis points. High-yield spreads for each rating category anticipate rising defaults. Compared with the actual 2007 default rate of 1.1%, Moody’s Investors Service has raised its 2008 default forecast to 4.8% from 4%. Borrowers of poor credit quality may be at risk as well as those whose businesses are healthy but whose capital structures are burdened with excessive debt. We have attempted to avoid a majority of these borrowers and have emphasized higher-rated issuers.

Vanguard® High Yield Bond Portfolio

The portfolio emphasizes relatively higher-quality names within the high-yield market. We believe that these companies have a more consistent business and greater predictability of cash flows than those at the lower end of the quality spectrum. Given our view that credit will remain contracted and that corporate defaults will rise, we believe this positioning is appropriate going forward. This strategy has benefited the portfolio over the last six months—it has outperformed its benchmark by more than 100 basis points.

The portfolio’s successes

The portfolio outperformed both the Lehman U.S. Corporate High Yield Index and the Lipper Average High Current Yield Fund in 2007. There were no defaults among the securities held by the portfolio for the period.

The portfolio’s shortfalls

The portfolio’s higher-quality bias detracted from performance in the first half of the year, but this positioning helped in the second half. The portfolio was hurt by its below-benchmark weightings in the supermarkets and chemicals sectors as well as by security-selection decisions in the utilities and auto sectors.

The portfolio’s positioning

The portfolio remains consistent in its investment objective and strategy. Within the below-investment-grade spectrum of the corporate bond market, the portfolio tends to maintain an overweighted position in higher-quality credits, compared with its benchmark, in order to minimize defaults and to provide stable income.

We prefer bonds of established franchises that exhibit greater predictability of cash flows than those at the lower end of the credit spectrum. We continue to diversify the portfolio’s holdings by issuer and industry, but we have increased position sizes in names about which our research team has strong conviction. We believe these more meaningful positions will benefit the portfolio over the long term. We continue to avoid non-cash-paying securities, preferred stocks, and equity-linked securities such as convertibles, because of the potential volatility of these instruments.

Earl E. McEvoy, Senior Vice President

and Partner

Wellington Management Company, LLP

January 9, 2008

Vanguard® High Yield Bond Portfolio

Portfolio Profile

As of December 31, 2007

Financial Attributes
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Issues	231	1,540	9,193
Yield	8.0%	—	—
Yield to Maturity	8.0%[3]	9.7%	4.9%
Average Coupon	7.3%	8.0%	5.5%
Average Effective
Maturity	7.7 years	7.5 years	7.1 years
Average Quality[3]	Ba2	B1	Aa1
Average Duration	5.1 years	4.6 years	4.4 years
Expense Ratio	0.24%	—	—
Short-Term Reserves	3.0%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.94	0.04
Beta	0.91	0.34

Distribution by Maturity (% of portfolio)

Under 1 Year	0.3%
1–5 Years	24.8
5–10 Years	59.7
10–20 Years	7.6
20–30 Years	7.6

Sector Diversification[4] (% of portfolio)

Basic Industry	8.2%
Capital Goods	5.0
Communication	19.9
Consumer Cyclical	16.6
Consumer Noncyclical	10.6
Energy	10.7
Finance	3.9
Foreign	1.8
Other Industrial	0.1
Technology	2.5
Transportation	2.8
Treasury/Agency	5.6
Utilities	12.3

Vanguard® High Yield Bond Portfolio

Distribution by Credit Quality[3] (% of portfolio)

Aaa	4.5%
Aa	0.0
A	0.0
Baa	6.1
Ba	36.9
B	42.6
Below B/Other	9.9

Investment Focus

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by an index. If a portfolio’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a portfolio’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

1  Lehman U.S. Corporate High Yield Index.

2  Lehman U.S. Aggregate Bond Index.

3  Source: Moody’s Investors Service.

4  The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard® High Yield Bond Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Cumulative Performance: December 31, 1997–December 31, 2007

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2007			of a $10,000
	One Year	Five Years	Ten Years	Investment
High Yield Bond Portfolio	1.95%	7.54%	4.69%	$15,817
Lehman U.S. Aggregate Bond Index	6.97	4.42	5.97	17,864
Lehman U.S. Corporate High Yield Index	1.87	10.90	5.51	17,100
Average High Current Yield Fund[1]	1.50	9.34	4.07	14,904

Fiscal-Year Total Returns (%): December 31, 1997–December 31, 2007

1  Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

Vanguard® High Yield Bond Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2007

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (5.3%)
	U.S. Treasury Note	5.625%	5/15/08	2,555	2,575
	U.S. Treasury Note	5.500%	5/15/09	2,525	2,606
	U.S. Treasury Note	5.750%	8/15/10	2,575	2,748
	U.S. Treasury Note	4.875%	7/31/11	2,600	2,743
	U.S. Treasury Note	4.000%	11/15/12	2,750	2,823
Total U.S. Government and Agency Obligations (Cost $13,174)					13,495
Corporate Bonds (88.4%)
Finance (3.7%)
	Banking (0.2%)
	Chevy Chase Savings Bank	6.875%	12/1/13	645	633

	Finance Companies (2.3%)
	General Motors
	Acceptance Corp. LLC	6.875%	8/28/12	1,050	872
	General Motors
	Acceptance Corp. LLC	6.750%	12/1/14	700	563
	General Motors
	Acceptance Corp. LLC	8.000%	11/1/31	5,280	4,382

	Insurance (0.6%)
	Provident Funding Mortgage
	Loan Trust	7.000%	7/15/18	805	867
	UnumProvident Corp.	6.750%	12/15/28	585	578
	UnumProvident Corp.	7.375%	6/15/32	175	179

	Real Estate Investment Trusts (0.6%)
1	Rouse Co.	6.750%	5/1/13	1,510	1,411
					9,485
Industrial (73.0%)
	Basic Industry (7.8%)
	Arch Western Finance	6.750%	7/1/13	1,840	1,789
	BL Mylan TLB	8.239%	12/11/17	1,055	1,034
	Bowater Canada Finance	7.950%	11/15/11	1,115	897
	Cascades Inc.	7.250%	2/15/13	645	605
	Freeport-McMoRan
	Copper & Gold Inc.	8.250%	4/1/15	1,080	1,145
	Freeport-McMoRan

Vanguard® High Yield Bond Portfolio

	Copper & Gold Inc.	8.375%	4/1/17	2,570	2,756
	^Georgia Gulf Corp.	9.500%	10/15/14	1,195	950
	Georgia-Pacific Corp.	8.125%	5/15/11	945	954
1	Georgia-Pacific Corp.	7.125%	1/15/17	2,140	2,071
	Georgia-Pacific Corp.	8.000%	1/15/24	550	512
	IMC Global, Inc.	7.300%	1/15/28	640	627
	International Steel Group, Inc.	6.500%	4/15/14	1,175	1,204
	Methanex Corp.	8.750%	8/15/12	725	776
1	Mosaic Co.	7.625%	12/1/14	150	159
1	Mosaic Co.	7.875%	12/1/16	125	135
	Neenah Paper Inc.	7.375%	11/15/14	810	757
	Novelis Inc.	7.250%	2/15/15	2,135	2,012
	US Steel Corp.	7.000%	2/1/18	1,350	1,353

	Capital Goods (4.7%)
	Alliant Techsystems Inc.	6.750%	4/1/16	715	713
	Allied Waste North America Inc.	5.750%	2/15/11	195	191
	Allied Waste North America Inc.	6.375%	4/15/11	300	295
	Allied Waste North America Inc.	7.250%	3/15/15	170	170
	Allied Waste North America Inc.	7.125%	5/15/16	85	85
	Allied Waste North America Inc.	6.875%	6/1/17	1,835	1,789
1	Ashtead Capital Inc.	9.000%	8/15/16	763	677
1	Ashtead Holding PLC	8.625%	8/1/15	360	322
	Ball Corp.	6.625%	3/15/18	520	516
	Case New Holland Inc.	7.125%	3/1/14	1,255	1,260
	Crown Americas Inc.	7.625%	11/15/13	615	632
	Crown Americas Inc.	7.750%	11/15/15	615	635
	L-3 Communications Corp.	7.625%	6/15/12	950	970
	L-3 Communications Corp.	6.375%	10/15/15	450	443
	Owens-Brockway
	Glass Container, Inc.	8.875%	2/15/09	475	475
	Texas Industries Inc.	7.250%	7/15/13	530	527
	United Rentals NA Inc.	6.500%	2/15/12	1,800	1,634
	United Rentals NA Inc.	7.750%	11/15/13	750	653

	Communication (19.0%)
	CSC Holdings, Inc.	8.125%	7/15/09	25	25
	CSC Holdings, Inc.	8.125%	8/15/09	645	656
	CSC Holdings, Inc.	7.625%	4/1/11	310	308
	CSC Holdings, Inc.	6.750%	4/15/12	740	709
	CSC Holdings, Inc.	7.875%	2/15/18	1,190	1,110
	CSC Holdings, Inc.	7.625%	7/15/18	2,485	2,286
	CanWest Media Inc.	8.000%	9/15/12	1,675	1,575
1	CanWest MediaWorks LP	9.250%	8/1/15	1,065	1,039
1	Charter
	Communications OPT LLC	8.000%	4/30/12	1,790	1,727
1	Charter
	Communications OPT LLC	8.375%	4/30/14	3,105	3,004
	Citizens Communications	9.250%	5/15/11	1,680	1,823
	Citizens Communications	6.625%	3/15/15	650	624
	Citizens Communications	9.000%	8/15/31	345	347
	Dex Media, Inc.	8.000%	11/15/13	450	423
	DirecTV Holdings	6.375%	6/15/15	865	835
	GCI Inc.	7.250%	2/15/14	1,410	1,283
	Idearc Inc.	8.000%	11/15/16	4,525	4,140

Vanguard® High Yield Bond Portfolio

	Intelsat Bermuda Ltd.	7.625%	4/15/12	1,375	1,133
	Intelsat Bermuda Ltd.	6.500%	11/1/13	1,670	1,223
	Intelsat Bermuda Ltd.	9.250%	6/15/16	670	675
	Intelsat Holding Ltd.	8.250%	1/15/13	200	202
	Intelsat Holding Ltd.	8.625%	1/15/15	2,060	2,070
	Liberty Media Corp.	5.700%	5/15/13	1,095	1,021
	Liberty Media Corp.	8.500%	7/15/29	270	265
	Liberty Media Corp.	8.250%	2/1/30	1,230	1,185
	Mediacom Broadband LLC	8.500%	10/15/15	1,325	1,163
	Mediacom LLC/Mediacom
	Capital Corp.	9.500%	1/15/13	775	719
	Medianews Group Inc.	6.875%	10/1/13	1,320	825
	PanAmSat Corp.	9.000%	8/15/14	1,168	1,180
	Quebecor Media Inc.	7.750%	3/15/16	1,235	1,189
1	Quebecor Media Inc.	7.750%	3/15/16	1,125	1,083
	Qwest Communications
	International Inc.	8.875%	3/15/12	2,350	2,523
	Qwest Communications
	International Inc.	7.500%	10/1/14	440	446
	R.H. Donnelley Corp.	6.875%	1/15/13	230	205
	R.H. Donnelley Corp.	6.875%	1/15/13	910	811
	R.H. Donnelley Corp.	8.875%	1/15/16	2,910	2,714
1	R.H. Donnelley Corp.	8.875%	10/15/17	315	293
	US West Communications Group	6.875%	9/15/33	2,260	2,082
	Windstream Corp.	8.125%	8/1/13	285	297
	Windstream Corp.	8.625%	8/1/16	1,750	1,838
	Windstream Corp.	7.000%	3/15/19	1,120	1,072

	Consumer Cyclical (15.8%)
	AMC Entertainment Inc.	8.000%	3/1/14	600	564
	Corrections Corp. of America	6.250%	3/15/13	345	337
	Corrections Corp. of America	6.750%	1/31/14	265	267
	Ford Motor Co.	7.450%	7/16/31	1,725	1,277
2	Ford Motor Credit Co.	9.692%	4/15/12	1,115	1,093
	Ford Motor Credit Co.	7.000%	10/1/13	3,895	3,279
2	Ford Motor Credit Co.	8.000%	12/15/13	4,491	4,155
	Ford Motor Credit Co.	8.000%	12/15/16	2,450	2,092
	General Motors Corp.	8.250%	7/15/23	1,335	1,061
	^General Motors Corp.	8.375%	7/15/33	3,900	3,149
	Harrah’s Operating Co., Inc.	5.625%	6/1/15	990	725
	Harrah’s Operating Co., Inc.	6.500%	6/1/16	1,490	1,110
	Harrah’s Operating Co., Inc.	5.750%	10/1/17	3,110	2,123
	Host Hotels & Resorts LP	6.875%	11/1/14	1,140	1,134
	Host Marriott LP	7.125%	11/1/13	1,740	1,753
	MGM Mirage, Inc.	8.500%	9/15/10	1,670	1,741
	MGM Mirage, Inc.	8.375%	2/1/11	355	363
	MGM Mirage, Inc.	6.750%	9/1/12	545	531
	MGM Mirage, Inc.	6.625%	7/15/15	260	244
	Mandalay Resort Group	9.375%	2/15/10	1,105	1,144
	Marquee Inc.	8.625%	8/15/12	695	710
	Park Place Entertainment Corp.	8.125%	5/15/11	50	47
	Seneca Gaming Corp.	7.250%	5/1/12	815	821
	Service Corp. International	6.750%	4/1/16	110	105

Vanguard® High Yield Bond Portfolio

	Service Corp. International	7.000%	6/15/17	1,175	1,128
	Service Corp. International	7.375%	10/1/14	295	301
	Service Corp. International	7.625%	10/1/18	940	948
	Station Casinos	6.500%	2/1/14	785	594
	Station Casinos	6.875%	3/1/16	560	408
	Station Casinos	6.625%	3/15/18	385	268
1	TRW Automotive Inc.	7.000%	3/15/14	2,635	2,424
1	TRW Automotive Inc.	7.250%	3/15/17	1,365	1,232
	Tenneco Automotive Inc.	10.250%	7/15/13	291	310
	WMG Acquisition Corp.	7.375%	4/15/14	700	543
1	Wynn Las Vegas LLC	6.625%	12/1/14	1,010	992
	Wynn Las Vegas LLC	6.625%	12/1/14	1,110	1,091

	Consumer Noncyclical (10.2%)
	Aramark Corp.	8.500%	2/1/15	1,280	1,296
	Bio-Rad Laboratories Inc.	7.500%	8/15/13	195	198
	Bio-Rad Laboratories Inc.	6.125%	12/15/14	290	280
	Community Health Systems	8.875%	7/15/15	2,035	2,076
	Constellation Brands Inc.	7.250%	9/1/16	1,780	1,682
1	Constellation Brands Inc.	7.250%	5/15/17	680	631
	Delhaize America Inc.	9.000%	4/15/31	360	421
2	Elan Financial PLC	8.869%	11/15/11	840	802
	Elan Financial PLC	7.750%	11/15/11	1,865	1,762
	Elan Financial PLC	8.875%	12/1/13	1,015	1,006
	Fisher Scientific International Inc.	6.750%	8/15/14	385	397
	Fisher Scientific International Inc.	6.125%	7/1/15	750	746
	HCA Inc.	5.750%	3/15/14	260	217
	HCA Inc.	6.375%	1/15/15	2,690	2,280
	HCA Inc.	6.500%	2/15/16	1,390	1,181
	HCA Inc.	9.250%	11/15/16	1,010	1,063
	HCA Inc.	7.690%	6/15/25	130	107
	HCA Inc.	7.500%	11/6/33	275	216
	Omnicare, Inc.	6.125%	6/1/13	70	64
	Omnicare, Inc.	6.750%	12/15/13	390	367
	Omnicare, Inc.	6.875%	12/15/15	585	544
	Reynolds American Inc.	7.250%	6/1/13	1,190	1,273
	Reynolds American Inc.	7.300%	7/15/15	1,040	1,108
	Smithfield Foods, Inc.	7.750%	7/1/17	1,355	1,331
	Tenet Healthcare Corp.	9.250%	2/1/15	315	293
	Tenet Healthcare Corp.	6.500%	6/1/12	375	336
	Tenet Healthcare Corp.	7.375%	2/1/13	380	335
	Tenet Healthcare Corp.	9.875%	7/1/14	2,230	2,135
	Ventas Realty LP/Capital Corp.	6.625%	10/15/14	710	704
	Ventas Realty LP/Capital Corp.	7.125%	6/1/15	470	476
	Ventas Realty LP/Capital Corp.	6.500%	6/1/16	405	397

	Energy (10.3%)
	Chesapeake Energy Corp.	7.750%	1/15/15	105	107
	Chesapeake Energy Corp.	6.625%	1/15/16	1,020	996
	Chesapeake Energy Corp.	6.875%	1/15/16	845	836
	Chesapeake Energy Corp.	6.500%	8/15/17	1,780	1,715
	Chesapeake Energy Corp.	6.250%	1/15/18	1,645	1,569
	Encore Acquisition Co.	6.250%	4/15/14	150	138

Vanguard® High Yield Bond Portfolio

	Encore Acquisition Co.	6.000%	7/15/15	495	446
	Forest Oil Corp.	8.000%	12/15/11	640	669
	Forest Oil Corp.	7.750%	5/1/14	350	356
1	Forest Oil Corp.	7.250%	6/15/19	1,080	1,088
	Hornbeck Offshore Services	6.125%	12/1/14	845	803
	Newfield Exploration Co.	6.625%	4/15/16	660	644

1	OPTI Canada Inc.	7.875%	12/15/14	675	659
1	OPTI Canada Inc.	8.250%	12/15/14	1,865	1,844
	Peabody Energy Corp.	6.875%	3/15/13	1,135	1,138
	Peabody Energy Corp.	7.375%	11/1/16	1,655	1,701
	Peabody Energy Corp.	7.875%	11/1/26	1,315	1,348
	Petrohawk Energy Corp.	9.125%	7/15/13	365	384
1	Petroplus Finance Ltd.	6.750%	5/1/14	1,145	1,066
1	Petroplus Finance Ltd.	7.000%	5/1/17	1,550	1,422
	Pioneer Natural Resources Co.	5.875%	7/15/16	825	759
	Pioneer Natural Resources Co.	6.650%	3/15/17	1,875	1,803
	Pioneer Natural Resources Co.	6.875%	5/1/18	950	922
	Pioneer Natural Resources Co.	7.200%	1/15/28	345	316
	Plains Exploration &
	Production Co.	7.750%	6/15/15	275	275
	Plains Exploration &
	Production Co.	7.000%	3/15/17	255	244
	Pride International Inc.	7.375%	7/15/14	1,450	1,492
	Whiting Petroleum Corp.	7.250%	5/1/12	520	512
	Whiting Petroleum Corp.	7.250%	5/1/13	625	616
	Whiting Petroleum Corp.	7.000%	2/1/14	110	108

	Technology (2.4%)
	Freescale Semiconductor	8.875%	12/15/14	2,600	2,314
	IKON Office Solutions	7.750%	9/15/15	885	912
	NXP BV	7.875%	10/15/14	1,915	1,814
	Sensata Technologies	8.000%	5/1/14	1,000	936

	Transportation (2.7%)
2	Avis Budget Car Rental	7.369%	5/15/14	220	202
	Avis Budget Car Rental	7.625%	5/15/14	1,600	1,512
	Avis Budget Car Rental	7.750%	5/15/16	1,265	1,183
3	Continental Airlines, Inc.	9.798%	4/1/21	904	940
	Continental Airlines, Inc.	6.903%	4/19/22	175	158
	Hertz Corp.	8.875%	1/1/14	1,880	1,904
	Hertz Corp.	10.500%	1/1/16	890	921

	Other (0.1%)
	UCAR Finance, Inc.	10.250%	2/15/12	297	307
					184,718
Utilities (11.7%)
	Electric (9.5%)
1	AES Corp.	8.750%	5/15/13	539	562
1	AES Corp.	7.750%	10/15/15	1,390	1,411
1	AES Corp.	8.000%	10/15/17	445	454
	Aquila Inc.	9.950%	2/1/11	1,015	1,089
	Aquila Inc.	14.875%	7/1/12	270	340

Vanguard® High Yield Bond Portfolio

	Dynegy Inc.	8.375%	5/1/16	2,085	2,028
	Dynegy Inc.	7.750%	6/1/19	1,150	1,064
	Edison Mission Energy	7.500%	6/15/13	170	174
	Edison Mission Energy	7.000%	5/15/17	555	544
	Edison Mission Energy	7.200%	5/15/19	535	526
	Mirant North America LLC	7.375%	12/31/13	1,640	1,647
	NRG Energy Inc.	7.250%	2/1/14	825	804
	NRG Energy Inc.	7.375%	2/1/16	2,665	2,605
	NRG Energy Inc.	7.375%	1/15/17	1,875	1,833
	Nevada Power Co.	5.875%	1/15/15	520	519
	Nevada Power Co.	6.650%	4/1/36	290	291
	Reliant Energy, Inc.	6.750%	12/15/14	2,372	2,383
	Reliant Energy, Inc.	7.875%	6/15/17	575	571
	TECO Energy, Inc.	7.200%	5/1/11	820	877
	TECO Energy, Inc.	6.750%	5/1/15	55	58
	TXU Corp.	5.550%	11/15/14	1,735	1,392
	TXU Corp.	6.500%	11/15/24	2,170	1,584
	TXU Corp.	6.550%	11/15/34	1,860	1,353

	Natural Gas (2.2%)
1	NGPL Pipeco LLC	7.119%	12/15/17	1,265	1,296
	Suburban Propane Partners	6.875%	12/15/13	650	631
	Williams Cos., Inc.	7.125%	9/1/11	185	194
	Williams Cos., Inc.	8.125%	3/15/12	1,270	1,378
	Williams Cos., Inc.	7.500%	1/15/31	1,215	1,297
	Williams Partners LP	7.500%	6/15/11	450	470
	Williams Partners LP	7.250%	2/1/17	375	386
					29,761
Total Corporate Bonds (Cost $234,977)					223,964
Sovereign Bonds (U.S. Dollar-Denominated) (1.7%)
	Republic of Argentina	7.000%	4/17/17	1,950	1,535
	Republic of Argentina	7.000%	9/12/13	3,195	2,742
Total Sovereign Bonds (Cost $4,822)					4,277
Temporary Cash Investments (4.5%)
Repurchase Agreement (3.0%)
Banc of America Securities, LLC
(Dated 12/31/07, Repurchase
Value $7,620,000, collateralized
by U.S. Treasury Bond 6.625%,
2/15/27) 1.000%			1/2/08	7,620	7,620

				Shares
Money Market Fund (1.5%)
[4] Vanguard Market Liquidity
Fund—Note G 4.664%				3,852,320	3,852
Total Temporary Cash Investments (Cost $11,472)					11,472
Total Investments (99.9%) (Cost $264,445)					253,208
Other Assets and Liabilities (0.1%)
Other Assets—Note C					5,060
Liabilities—Note G					(4,921)
					139
Net Assets (100%)
Applicable to 30,869,817 outstanding $.001 par value shares of

Vanguard® High Yield Bond Portfolio

beneficial interest (unlimited authorization)	253,347
Net Asset Value Per Share	$8.21

Vanguard® High Yield Bond Portfolio

At December 31, 2007, net assets consisted of:[5]
	Amount	Per
	($000)	Share
Paid-in Capital	288,237	$9.34
Undistributed Net Investment Income	18,276.59
Accumulated Net Realized Losses	(41,929)	(1.36)
Unrealized Depreciation	(11,237)	(.36)
Net Assets	253,347	$8.21

•  See Note A in Notes to Financial Statements.

^  Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

1  Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the aggregate value of these securities was $27,002,000, representing 10.7% of net assets.

2  Adjustable-rate note.

3  The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

4  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

5  See Note E in Notes to Financial Statements for the tax-basis components of net assets.

Vanguard® High Yield Bond Portfolio

Statement of Operations

Year Ended
December 31, 2007
($000)
Investment Income
Income
Interest	19,479
Security Lending	75
Total Income	19,554
Expenses
Investment Advisory Fees—Note B	156
The Vanguard Group—Note C
Management and Administrative	374
Marketing and Distribution	51
Custodian Fees	9
Auditing Fees	23
Shareholders’ Reports	10
Total Expenses	623
Expenses Paid Indirectly—Note D	(4)
Net Expenses	619
Net Investment Income	18,935
Realized Net Gain (Loss) on Investment
Securities Sold	(259)
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(13,999)
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,677

Vanguard® High Yield Bond Portfolio

Statement of Changes in Net Assets

	Year Ended December 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	18,935	17,676
Realized Net Gain (Loss)	(259)	819
Change in Unrealized Appreciation (Depreciation)	(13,999)	1,344
Net Increase (Decrease) in Net Assets Resulting from Operations	4,677	19,839
Distributions
Net Investment Income	(17,675)	(18,072)
Realized Capital Gain	—	—
Total Distributions	(17,675)	(18,072)
Capital Share Transactions—Note H
Issued	49,058	51,481
Issued in Lieu of Cash Distributions	17,675	18,072
Redeemed	(60,438)	(58,047)
Net Increase (Decrease) from Capital Share Transactions	6,295	11,506
Total Increase (Decrease)	(6,703)	13,273
Net Assets
Beginning of Period	260,050	246,777
End of Period[1]	253,347	260,050

1  Net Assets—End of Period includes undistributed net investment income of $18,276,000 and $17,016,000.

Vanguard® High Yield Bond Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$8.63	$8.59	$9.02	$8.95	$8.21
Investment Operations
Net Investment Income	.62	.58	.60[1]	.68	.53
Net Realized and Unrealized Gain (Loss)
on Investments	(.45)	.09	(.37)	.04	.78
Total from Investment Operations	.17	.67	.23	.72	1.31
Distributions
Dividends from Net Investment Income	(.59)	(.63)	(.66)	(.65)	(.57)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.59)	(.63)	(.66)	(.65)	(.57)
Net Asset Value, End of Period	$8.21	$8.63	$8.59	$9.02	$8.95

Total Return	1.95%	8.27%	2.75%	8.53%	16.87%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$253	$260	$247	$275	$295
Ratio of Total Expenses to
Average Net Assets	0.24%	0.24%	0.24%	0.24%	0.29%
Ratio of Net Investment Income to
Average Net Assets	7.28%	7.12%	6.97%	7.22%	7.59%
Portfolio Turnover Rate	28%	47%	46%	57%	49%

1  Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard® High Yield Bond Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund High Yield Bond Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Repurchase Agreements: The portfolio may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the year ended December 31, 2007, the investment advisory fee represented an effective annual rate of 0.06% of the portfolio’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2007, the portfolio had contributed capital of $21,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

Vanguard® High Yield Bond Portfolio

D. The portfolio’s custodian bank has agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2007, custodian fee offset arrangements reduced the portfolio’s expenses by $4,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2007, the portfolio had $18,841,000 of ordinary income available for distribution. The portfolio had available realized losses of $41,873,000 to offset future net capital gains of $1,181,000 through December 31, 2008, $18,322,000 through December 31, 2009, $20,163,000 through December 31, 2010, $1,992,000 through December 31, 2011, $181,000 through December 31, 2015, and $34,000 through December 31, 2016.

At December 31, 2007, the cost of investment securities for tax purposes was $264,445,000. Net unrealized depreciation of investment securities for tax purposes was $11,237,000, consisting of unrealized gains of $2,278,000 on securities that had risen in value since their purchase and $13,515,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2007, the portfolio purchased $66,643,000 of investment securities and sold $71,507,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,436,000 and $1,176,000, respectively.

G. The market value of securities on loan to broker-dealers at December 31, 2007, was $3,746,000, for which the portfolio received cash collateral of $3,852,000.

H. Capital shares issued and redeemed were:

	Year Ended December 31,
	2007	2006
	Shares	Shares
	(000)	(000)
Issued	5,863	6,161
Issued in Lieu of Cash Distributions	2,148	2,228
Redeemed	(7,270)	(6,987)
Net Increase (Decrease) in Shares Outstanding	741	1,402

I. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the portfolio’s current fiscal year. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004–2007) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the portfolio’s financial statements.

Vanguard® High Yield Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Vanguard Variable Insurance Fund High Yield Bond Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Variable Insurance Fund High Yield Bond Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodians and broker and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 8, 2008

Vanguard® High Yield Bond Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return.

This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•  Based on hypothetical 5% yearly return.

This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the current prospectus.

Six Months Ended December 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
High Yield Bond Portfolio	6/30/2007	12/31/2007	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,001.22	$1.21
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.00	1.22

1  The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.24%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® International Portfolio

Vanguard® International Portfolio

The volatility experienced in the U.S. stock market during 2007 was also felt in markets abroad. Still, international stocks posted strong returns for the year. The U.S. dollar weakened against other major currencies, enhancing returns of international investments for U.S.-based investors. For the 12 months ended December 31, the International Portfolio returned 17.4%, outpacing its benchmark and the average return of competing international funds.

The table below shows the returns of your portfolio and its comparative standards for the year; for perspective, we also present their annualized returns over the past decade. Please note that the returns for the portfolios in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Returns were strong in many industries and regions

The International Portfolio’s return reflected strength across most of the industries and geographic regions in which the portfolio invested. The solid return also continued a multiyear trend in which international stocks outperformed U.S. stocks.

The portfolio’s European-based holdings (which represented an average 60% of the fund’s assets during the year), were the largest contributors to total return. Collectively, these stocks returned 15%, driven by standout results in Denmark (+62%), Spain (+37%), and Germany (+25%). Still, pockets of weakness in areas such as Sweden, Ireland, and Italy restrained larger European gains. The portfolio’s significant allocation to emerging-market stocks also boosted returns. Brazil (+89%), South Korea (+80%), and China (+41%) were strong contributors. Regionally, the largest detractor from performance was Japan, where the portfolio’s holdings returned –6%.

Eight of the portfolio’s ten industry groupings posted double-digit returns, enhanced by fine stock-picking in almost every category. The materials, energy, and industrials sectors were leading contributors. Information technology returned –11%, the only sector that recorded a negative result. Returns in the large financials sector were flat for the year.

An intelligent approach to international investing

The International Portfolio has returned an annualized 10.1% for the ten years ended December 31, outperforming its benchmark and the average return of competing international funds over that span.

The term “international fund” is a very simple way to describe a very broad and complex investment category. Some investors attempt to navigate international markets by trading individual stocks or mutual funds with narrow mandates. To be successful, they must stay abreast of global macroeconomic developments and currency exchange rates while keeping up with news on a multitude of countries and sectors. That’s one reason why we believe the International Portfolio is such an efficient, cost-effective, and intelligent way to gain exposure to international markets. The breadth and depth of the advisors’ research and analysis is hard to match—even for the most sophisticated investors.

Vanguard® International Portfolio

Total Returns
		Ten Years Ended
		December 31, 2007
	Year Ended	Average
	December 31, 2007	Annual Return
International Portfolio	17.4%	10.1%
MSCI EAFE Index	11.2	8.7
Average International Fund[1]	12.4	8.1

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your portfolio compared with its peer group
		Average
		International
	Portfolio	Fund
International Portfolio	0.45%	1.57%

1  Derived from data provided by Lipper Inc.

2  Portfolio expense ratio reflects the 12 months ended December 31, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

Vanguard® International Portfolio

Advisors’ Report

For the fiscal year ended December 31, 2007, the International Portfolio returned 17.4%, outpacing the 11.2% result of its benchmark index and the average return of competing international funds. This performance reflected the combined efforts of the portfolio’s two independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the portfolio’s diversification.

The advisors, the percentage of assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during 2007 and the effect that this environment had on the portfolio’s positioning. These reports were prepared on January 15, 2008.

Schroder Investment Management North America, Inc.

Portfolio Managers:

Virginie Maisonneuve, CFA,

Head of Global and International Equities

Matthew Dobbs

International equity markets delivered another year of good returns in 2007. Our philosophy of identifying quality companies with compelling growth prospects at attractive valuations was amply rewarded.

Developing economies continued to emerge onto the world stage, especially those in Asia, and particularly China and India. While outsourcing from Western countries continued to be important, emerging markets were driven strongly by domestic demand, favoring stocks such as China Unicom and China Resources Enterprise, and the Indian financial firm IDFC. In addition, as developing nations are an increasingly important component of marginal demand for products such as oil and commodities, prices have continued to be strong—in particular for oil, which neared $100 per barrel at year-end. We benefited from this trend as our holdings in oil and commodities stocks such as BG Group, Niko Resources, and Rio Tinto outperformed.

Climate change, an issue linked to the strength in global energy prices, started to affect corporations in 2007. Daewoo Shipbuilding (liquefied natural gas transportation), Syngenta (crop protection), Toray (carbon fiber maker), Honda (hybrid car manufacturer), and Rolls-Royce (airplane engine maker) were among the stocks in our portfolio that benefited from this trend. In a related matter, soft commodities prices have continued to rebound, supporting inflationary pressures around the world.

Vanguard® International Portfolio

The search for defensive stocks, especially in the second half of the year, was another important theme in 2007. Investors sought companies with more reliable and visible earnings. The portfolio was well-positioned for this development and benefited from the performance of quality consumer staple companies such as Tesco, Nestle, and L’Oreal, as well as telecom firms (such as Deutsche Telekom and Telefonica) and utilities (such as Suez).

Vanguard International Portfolio Investment Advisors

Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Schroder Investment Management	48	$1,022	Uses fundamental research to identify high-quality
North America, Inc.			companies in developed and emerging markets that
			the advisor believes have above-average growth
			potential.
Baillie Gifford Overseas Ltd.	48	$1,020	Uses a bottom-up, stock-driven approach to select
			stocks that the advisor believes have above-average
			growth rates and trade at reasonable prices.
Cash Investments[1]	4	81	—

1  These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

Vanguard® International Portfolio

Banking shares came under severe pressure in the second half of the year, as did companies that depend on economic growth and consumer discretionary spending. Financial holdings, particularly in continental Europe and Japan, were the only meaningful detractors from performance for the year. The U.S. dollar continued its slide versus the European currencies—it was down by about 10% versus the Euro over the 12 months—as the Federal Reserve Board cut its target for short-term interest rates to alleviate pressures from the disruption in the banking system and from lower expected economic growth. The European Central Bank had left rates unchanged as of the year-end.

Looking forward, we can see several key themes driving markets in 2008. First, we believe that in the current environment of decelerating global growth, quality growth companies selling at a reasonable price will continue to be attractive.

Second, over the shorter term, we expect economic news in the United States to continue to be downbeat, especially in the early part of 2008. As a result, the markets will be volatile, reflecting the fear that the United States might pull the world into a recession via the subprime contagion, and that the decoupling of growth in emerging markets from demand in the developed world might cease. We believe that while world economic growth should slow down significantly in 2008, central banks will continue to act decisively to help alleviate the pressure from financial and economic adjustments, provided inflationary pressures retreat. We believe that slowing world economies should provide enough capacity for overall inflationary pressure to remain acceptable.

Third, market volatility will allow investors to be rewarded for selecting attractively priced growth companies that stand to benefit over the long term from the continued integration into the world of large economies such as “Chindia,” powerful demographic trends, and the impact of high energy prices and climate change issues.

Baillie Gifford Overseas Ltd.

Portfolio Manager: James K. Anderson,

Chief Investment Officer and Head of Global Equities

This has been a strange period. Credit worries have loomed, but the global economy has carried on, regardless. Shadowy financial losses of indeterminate size have been the ghosts at the feast, but the celebrations have continued in the real economy. The worst aspect of the current outlook is its lack of clarity: The shape and size of the problem are so unclear.

This is a slow-motion crisis, characterized by denial and prevarication. Hedge fund and private equity firms have yet to reveal all their problems, and the extent to which these problems could wind up on the financial statements of traditional bank lenders is still unclear. Problems in the housing market always tend to be protracted: Interest resets and negative equity are only just appearing.

It looks as though we are in for a period of de-leveraging in the Western world, and there is a danger that this could become indiscriminate. If everyone tries to increase his savings, the economy could come under additional pressures. This is the main risk, but on balance, we think it is unlikely to materialize.

There are two reasons to be more cheerful. First, there is considerable scope for the authorities to react by cutting interest rates. Reliquefying the banking system is not beyond their powers, should they choose to do so. Second, economic activity, especially in the emerging markets, remains robust. Western demand would have to fall a long way before China was severely affected. The huge investment programs in the developing world by countries that have spent the last few years building up cash reserves are not going to be interrupted by the credit problems of Western consumers.

Many companies that serve the emerging world have bulging order books and rising pricing

Vanguard® International Portfolio

power. Indeed, the current financial crisis in part represents the growing pains of the global economy as it adjusts to the higher cost of money and commodities that rapid growth is spreading across the world. This is essentially a problem of success, not a sign of failure.

Your portfolio has reflected these views throughout 2007. We have not changed our policy very much, so our level of trading (an expensive habit) has remained low. We remain overweighted in capital goods companies that are serving the developing world, and in a wide range of more traditional growth businesses. We have a low exposure to industries that depend on western consumers, especially in the financial sector.

This proved to be a successful strategy in 2007, and we are minded to stick with it—despite the appearance of apparent “bargains” among the banks and retailers.

Vanguard® International Portfolio

Portfolio Profile

As of December 31, 2007

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	147	1,211	2,237
Turnover Rate	40.8%	—	—
Expense Ratio	0.45%	—	—
Short-Term Reserves	2.1%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.97	0.96
Beta	1.10	0.98

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Consumer
Discretionary	13.0%	9.7%	9.2%
Consumer Staples	10.2	8.4	7.9
Energy	10.3	10.5	11.5
Financials	20.7	23.7	23.9
Health Care	6.4	7.5	6.9
Industrials	16.6	11.5	11.2
Information Technology	6.3	9.3	9.2
Materials	9.9	8.6	9.2
Telecommunication
Services	4.7	5.8	6.2
Utilities	1.7	5.0	4.8

Vanguard® International Portfolio

Ten Largest Holdings[3] (% of total net assets)

Rio Tinto PLC	diversified metals
	and mining	3.0%
Tesco PLC	food retail	2.5
Petroleo Brasileiro	integrated oil
Series A ADR	and gas	2.3
Standard Chartered PLC	diversified banks	2.3
Intesa Sanpaolo SpA	diversified banks	2.0
Companhia Vale do	diversified metals
Rio Doce Sponsored ADR	and mining	1.7
L’Oreal SA	personal products	1.6
Daewoo	construction and
Shipbuilding & Marine	farm machinery
Engineering Co., Ltd.	and heavy truck	1.5
Suez SA	multi-utilities	1.4
BG Group PLC	integrated oil
	and gas	1.4
Top Ten		19.7%

Allocation by Region

Vanguard® International Portfolio

Market Diversification (% of equity exposure)
		Comparative	Broad
	Portfolio[4]	Index[1]	Index[2]
Europe
United Kingdom	18.9%	22.1%	16.3%
France	9.4	10.8	8.0
Germany	9.3	9.4	7.0
Switzerland	6.7	6.7	5.0
Netherlands	3.4	2.8	2.1
Italy	3.3	4.0	2.9
Sweden	3.2	2.3	1.7
Denmark	2.5	0.9	0.7
Spain	2.2	4.4	3.3
Ireland	0.9	0.6	0.5
Greece	0.5	0.8	0.6
Norway	0.4	1.1	0.8
Belgium	0.4	1.2	0.9
Finland	0.1	1.9	1.4
Austria	0.0	0.6	0.4
Portugal	0.0	0.4	0.3
Subtotal	61.2%	70.0%	51.9%
Pacific
Japan	13.0%	19.9%	14.8%
Hong Kong	4.6	2.4	1.8
Australia	4.2	6.5	4.8
Singapore	0.3	1.1	0.8
New Zealand	0.0	0.1	0.1
Subtotal	22.1%	30.0%	22.3%
Emerging Markets
Brazil	5.9%	—	2.6%
South Korea	2.8	—	2.8
China	1.3	—	3.1
Mexico	1.2	—	0.9
Taiwan	1.1	—	1.9
Russia	0.9	—	2.0
Israel	0.9	—	0.4
India	0.6	—	1.6
Malaysia	0.5	—	0.5
Indonesia	0.2	—	0.3
Other Emerging
Markets Counties	0.0	—	3.4
Subtotal	15.4%	—	19.5%
North America
Canada	1.3%	—	6.3%

Vanguard® International Portfolio

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by an index. If a portfolio’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0.

1  MSCI EAFE Index.

2  MSCI All Country World Index ex USA.

3  “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

4  Market percentages exclude currency contracts held by the portfolio.

Vanguard® International Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Cumulative Performance: December 31, 1997–December 31, 2007

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2007			of a $10,000
	One Year	Five Years	Ten Years	Investment
International Portfolio	17.41%	22.76%	10.07%	$26,099
MSCI All Country World Index ex USA	17.12	24.52	10.09	26,161
MSCI EAFE Index	11.17	21.59	8.66	22,947
Average International Fund[1]	12.44	20.68	8.14	21,870

Fiscal-Year Total Returns (%): December 31, 1997–December 31, 2007

1  Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

Vanguard® International Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2007

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (93.9%)[1]
Australia (4.1%)
BHP Billiton Ltd.	813,300	28,431
Woolworths Ltd.	573,500	17,008
Woodside Petroleum Ltd.	365,000	15,999
Brambles Ltd.	1,339,600	13,451
*^ Macquarie Group, Ltd.	98,000	6,557
James Hardie Industries NV	1,085,000	6,095
		87,541
Belgium (0.3%)
KBC Bank &
Verzekerings Holding	48,000	6,745

Brazil (5.7%)
Petroleo Brasileiro
Series A ADR	517,200	49,765
Companhia Vale do
Rio Doce Sponsored ADR	1,273,600	35,635
Banco Itau Holding
Financeira SA ADR	772,600	19,979
Unibanco-Uniao de
Bancos Brasileiros SA	1,168,000	16,227
		121,606
Canada (1.3%)
Niko Resources Ltd.	132,570	11,907
Cameco Corp.	274,774	10,942
Nova Chemicals Corp.	122,402	3,975
		26,824
China (1.2%)
China Resources
Enterprise Ltd.	2,284,000	9,700
China Unicom Ltd.	4,198,000	9,523
Dongfeng Motor Corp.	10,368,000	7,232
		26,455
Denmark (2.5%)
Novo Nordisk A/S B Shares	266,000	17,365
* Vestas Wind Systems A/S	151,499	16,359
Danske Bank A/S	328,000	12,821

Vanguard® International Portfolio

Novozymes A/S	48,600	5,514
		52,059
France (8.7%)
L’Oreal SA	237,700	33,981
Suez SA	434,116	29,499
Total SA	292,000	24,137
Essilor International SA	324,100	20,639
Groupe Danone	184,000	16,463
AXA	365,000	14,528
Schneider Electric SA	73,905	9,993
Pernod Ricard SA	37,976	8,749
STMicroelectronics NV	548,000	7,825
Cie. de St. Gobain SA	77,000	7,244
Societe Generale Class A	40,357	5,827
Natixis	182,084	3,493
Cap Gemini SA	45,000	2,823
		185,201
Germany (8.7%)
Siemens AG	165,000	26,191
SAP AG	503,000	25,848
Adidas AG	306,591	22,758
Porsche AG	10,230	20,624
Bayerische Motoren Werke
AG	316,920	19,630
Deutsche Bank AG	119,748	15,610
Linde AG	91,271	12,073
Celesio AG	175,000	10,808
Merck KGaA	76,000	9,812
Deutsche Telekom AG	408,000	8,965
Solarworld AG	104,010	6,303
* Q-Cells AG	43,400	6,149
		184,771
Greece (0.5%)
EFG Eurobank Ergasias	305,611	10,707

Hong Kong (4.5%)
Esprit Holdings Ltd.	1,125,700	16,576
Swire Pacific Ltd. A Shares	910,000	12,470
Jardine Matheson
Holdings Ltd.	387,400	10,696
Industrial and Commercial
Bank of China	14,900,000	10,577
Hong Kong Exchanges &
Clearing Ltd.	365,500	10,246
CNOOC Ltd.	5,723,500	9,612
Hutchison
Telecommunications
International Ltd.	5,878,000	8,860
Shangri-La Asia Ltd.	2,572,000	7,999
Jardine Strategic
Holdings Ltd.	489,500	7,656
		94,692
India (0.5%)

Vanguard® International Portfolio

2	State Bank of India
	Warrants Exp. 1/28/09	83,000	5,058
*[2]	Infrastructure Development
	Finance Co Ltd.
	Warrants Exp. 1/20/10	524,841	3,044
2	Satyam Computer
	Services Ltd.
	Warrants Exp. 10/13/10	190,867	2,203
*[2]	Infrastructure Development
	Finance Co. Ltd.
	Warrants Exp. 8/4/08	231,000	1,340
			11,645
Indonesia (0.2%)
	PT Indonesian
	Satellite Corp. Tbk	5,061,500	4,617

Ireland (0.8%)
	Allied Irish Banks PLC	475,700	10,890
	Anglo Irish Bank Corp. PLC	407,000	6,487
			17,377
Israel (0.9%)
	Teva Pharmaceutical
	Industries Ltd.
	Sponsored ADR	415,032	19,291

	Italy (3.0%)
	Intesa Sanpaolo SpA	5,324,208	41,829
	Unicredito Italiano SpA	2,783,600	22,858
			64,687
	Japan (11.8%)
	Sony Corp.	404,000	22,042
	Honda Motor Co., Ltd.	526,100	17,404
	SMC Corp.	132,500	15,785
	Canon, Inc.	328,400	15,051
	Toray Industries, Inc.	1,899,000	14,801
	Mitsui & Co., Ltd.	696,000	14,555
	Mitsui Sumitomo
	Insurance Co.	1,479,000	14,340
	Ushio Inc.	505,900	11,058
	Rakuten, Inc.	21,502	10,529
	Japan Tobacco, Inc.	1,728	10,231
	Mitsubishi Corp.	368,000	9,974
	Hoya Corp.	271,800	8,611
	KDDI Corp.	1,071	7,935
	Yamada Denki Co., Ltd.	70,000	7,907
	Asahi Glass Co., Ltd.	594,000	7,867
	Sekisui Chemical Co.	1,109,000	7,418
	Orix Corp.	42,000	7,074
	Sumitomo Realty &
	Development Co.	281,000	6,882
	Ebara Corp.	1,909,000	6,489
	Sumitomo Mitsui Financial
	Group, Inc.	847	6,277

Vanguard® International Portfolio

Sumitomo Heavy
Industries Ltd.	672,000	6,136
Sumitomo Electric
Industries Ltd.	378,000	5,970
Square Enix Co., Ltd.	190,300	5,802
Tokyu Corp.	831,000	5,433
Komatsu Ltd.	152,300	4,090
		249,661
Malaysia (0.5%)
Genting Bhd.	4,690,900	11,111

Mexico (1.1%)
America Movil SA de
CV Series L ADR	212,200	13,027
America Movil SA de CV	2,449,000	7,512
Wal-Mart de Mexico SA	1,077,300	3,720
		24,259
Netherlands (3.2%)
SBM Offshore NV	437,000	13,755
Reed Elsevier NV	660,000	13,076
TNT NV	294,189	12,185
Heineken Holding NV	190,627	10,801
Koninklijke (Royal) Philips
Electronics NV	227,000	9,711
ING Groep NV	205,000	7,975
		67,503
Norway (0.4%)
Telenor ASA	313,000	7,427

Russia (0.9%)
OAO Gazprom ADR	346,649	19,588

Singapore (0.3%)
Keppel Land Ltd.	1,325,000	6,630

South Korea (2.7%)
Daewoo
Shipbuilding & Marine
Engineering Co., Ltd.	592,000	32,292
* Hynix Semiconductor Inc.	473,000	12,955
Samsung Fire &
Marine Insurance Co.	24,600	6,621
Shinsegae Co., Ltd.	6,800	5,240
		57,108
Spain (2.0%)
Telefonica SA	756,000	24,466
Industria de Diseno Textil SA	276,500	16,703
		41,169
Sweden (3.1%)
Atlas Copco AB-A Shares	1,591,361	23,653
Sandvik AB	1,022,958	17,543
Telefonaktiebolaget LM
Ericsson AB Class B	5,059,928	11,843

Vanguard® International Portfolio

Svenska Handelsbanken AB
A Shares	229,577	7,339
Skandinaviska Enskilda
Banken AB A Shares	207,000	5,284
		65,662
Switzerland (6.3%)
UBS AG	483,964	22,314
Cie. Financiere Richemont
AG	309,000	21,111
Nestle SA (Registered)	45,656	20,965
Novartis AG (Registered)	383,000	20,945
Roche Holdings AG	117,000	20,225
Syngenta AG	62,515	15,864
Geberit AG	62,840	8,560
Adecco SA (Registered)	66,455	3,572
		133,556
Taiwan (1.1%)
Hon Hai Precision
Industry Co., Ltd.	2,104,080	12,968
Taiwan Semiconductor
Manufacturing Co., Ltd.	4,919,952	9,328
		22,296
United Kingdom (17.6%)
Rio Tinto PLC	612,200	64,271
Tesco PLC	5,683,000	53,927
Standard Chartered PLC	1,330,400	48,436
BG Group PLC	1,270,000	29,067
WPP Group PLC	1,886,741	24,112
Rolls-Royce Group PLC	2,107,899	22,823
Royal Dutch Shell PLC
Class A
(Amsterdam Shares)	502,000	21,127
SABMiller PLC	548,000	15,342
The Sage Group PLC	2,482,989	11,314
Meggitt PLC	1,689,000	11,150
Rexam PLC	1,260,874	10,472
Bunzl PLC	693,524	9,783
Royal Bank of
Scotland Group PLC	1,008,000	8,878
Reckitt Benckiser Group PLC	138,000	7,999
Barclays PLC	687,000	6,921
Rentokil Initial PLC	2,684,000	6,386
AstraZeneca Group PLC	143,215	6,149
Capita Group PLC	416,129	5,755
Signet Group PLC	3,680,000	5,106
Smith & Nephew PLC	215,428	2,465
Burberry Group PLC	81,988	924
		372,407
Total Common Stocks
(Cost $1,546,754)		1,992,595
Temporary Cash Investments (6.3%)[1]
Money Market Fund (6.2%)
3 Vanguard Market Liquidity

Vanguard® International Portfolio

	Fund, 4.664%	124,257,492	124,257
3	Vanguard Market Liquidity
	Fund, 4.664%—Note G	6,533,250	6,533

		Face
		Amount
		($000)
U.S. Agency Obligation (0.1%)
4	Federal Home Loan Bank
5	4.656%, 1/29/08	4,000	3,988

Total Temporary Cash Investments
(Cost $134,777)	134,778
Total Investments (100.2%)
(Cost $1,681,531)	2,127,373
Other Assets and Liabilities (–0.2%)
Other Assets—Note C	23,508
Liabilities—Note G	(28,268)
(4,760)
Net Assets (100%)
Applicable to 89,045,550 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,122,613
Net Asset Value Per Share	$23.84

At December 31, 2007, net assets consisted of:[6]
	Amount	Per
	($000)	Share
Paid-in Capital	1,488,401	$16.72
Undistributed Net
Investment Income	39,551.44
Accumulated Net
Realized Gains	148,716	1.67
Unrealized Appreciation
(Depreciation)
Investment Securities	445,842	5.01
Futures Contracts	(785)	(.01)
Foreign Currencies and
Forward Currency Contracts	888.01
Net Assets	2,122,613	$23.84

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

^  Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

1  The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 97.8% and 2.4%, respectively, of net assets. See Note E in Notes to Financial Statements.

2  Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the aggregate value of these securities was $11,645,000, representing 0.5% of net assets.

3  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4  The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

5  Securities with a value of $3,988,000 have been segregated as initial margin for open futures contracts.

6  See Note E in Notes to Financial Statements for the tax-basis components of net assets.
ADR—American Depositary Receipt.

Vanguard® International Portfolio

Statement of Operations

Year Ended
December 31, 2007
($000)
Investment Income
Income
Dividends[1]	44,269
Interest[2]	4,317
Security Lending	1,249
Total Income	49,835
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,281
Performance Adjustment	275
The Vanguard Group—Note C
Management and Administrative	4,771
Marketing and Distribution	455
Custodian Fees	448
Auditing Fees	32
Shareholders’ Reports	35
Trustees’ Fees and Expenses	2
Total Expenses	8,299
Expenses Paid Indirectly—Note D	(42)
Net Expenses	8,257
Net Investment Income	41,578
Realized Net Gain (Loss)
Investment Securities Sold	150,988
Futures Contracts	(3,917)
Foreign Currencies and
Forward Currency Contracts	4,114
Realized Net Gain (Loss)	151,185
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	92,591
Futures Contracts	(1,234)
Foreign Currencies and
Forward Currency Contracts	1,196
Change in Unrealized Appreciation

Vanguard® International Portfolio

(Depreciation)	92,553
Net Increase (Decrease) in Net Assets
Resulting from Operations	285,316

Vanguard® International Portfolio

Statement of Changes in Net Assets

	Year Ended December 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	41,578	27,588
Realized Net Gain (Loss)	151,185	67,617
Change in Unrealized Appreciation (Depreciation)	92,553	190,432
Net Increase (Decrease) in Net Assets Resulting from Operations	285,316	285,637
Distributions
Net Investment Income	(30,115)	(13,850)
Realized Capital Gain[3]	(67,759)	(11,332)
Total Distributions	(97,874)	(25,182)
Capital Share Transactions—Note H
Issued	438,533	609,567
Issued in Lieu of Cash Distributions	97,874	25,182
Redeemed	(163,233)	(173,213)
Net Increase (Decrease) from Capital Share Transactions	373,174	461,536
Total Increase (Decrease)	560,616	721,991
Net Assets
Beginning of Period	1,561,997	840,006
End of Period[4]	2,122,613	1,561,997

1  Dividends are net of foreign withholding taxes of $1,637,000.

2  Interest income from an affiliated company of the portfolio was $4,237,000.

3  Includes fiscal 2007 and 2006 short-term gain distributions totaling $18,822,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

4  Net Assets—End of Period includes undistributed net investment income of $39,551,000 and $25,293,000.

Vanguard® International Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$21.56	$17.37	$15.15	$12.84	$9.67
Investment Operations
Net Investment Income	.51[1]	.43[1]	.25	.23	.155
Net Realized and Unrealized Gain (Loss)
on Investments	3.07	4.16	2.19	2.24	3.160
Total from Investment Operations	3.58	4.59	2.44	2.47	3.315
Distributions
Dividends from Net Investment Income	(.40)	(.22)	(.22)	(.16)	(.145)
Distributions from Realized Capital Gains	(.90)	(.18)	—	—	—
Total Distributions	(1.30)	(.40)	(.22)	(.16)	(.145)
Net Asset Value, End of Period	$23.84	$21.56	$17.37	$15.15	$12.84

Total Return	17.41%	26.75%	16.31%	19.42%	34.88%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,123	$1,562	$840	$557	$352
Ratio of Total Expenses to
Average Net Assets[2]	0.45%	0.44%	0.41%	0.41%	0.47%
Ratio of Net Investment Income to
Average Net Assets	2.23%	2.22%	1.94%	1.99%	1.79%
Portfolio Turnover Rate	41%	29%	45%	36%	62%

1  Calculated based on average shares outstanding.

2  Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, (0.01%), (0.01%), and 0.00%. See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard® International Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund International Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the European and Japanese stock markets while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

The portfolio also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset

Vanguard® International Portfolio

(liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Baillie Gifford Overseas Ltd. and Schroder Investment Management North America, Inc., each provide investment advisory services to a portion of the portfolio for fees calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of each advisor are subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the year ended December 31, 2007, the aggregate investment advisory fee represented an effective annual basic rate of 0.12% of the portfolio’s average net assets, before an increase of $275,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2007, the portfolio had contributed capital of $179,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.18% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. The portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. The portfolio’s custodian bank has also agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2007, these arrangements reduced the portfolio’s management and administrative expenses by $18,000 and custodian fees by $24,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2007, the portfolio realized net foreign currency gains of $777,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment

Vanguard® International Portfolio

income.

Certain of the portfolio’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended December 31, 2007, the portfolio realized gains on the sale of passive foreign investment companies of $2,018,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income. There was no unrealized appreciation on passive foreign investment companies at December 31, 2007.

For tax purposes, at December 31, 2007, the portfolio had $60,614,000 of ordinary income and $131,018,000 of long-term capital gains available for distribution.

At December 31, 2007, the cost of investment securities for tax purposes was $1,681,531,000. Net unrealized appreciation of investment securities for tax purposes was $445,842,000, consisting of unrealized gains of $509,498,000 on securities that had risen in value since their purchase and $63,656,000 in unrealized losses on securities that had fallen in value since their purchase.

At December 31, 2007, the aggregate settlement value of open futures contracts expiring in March 2008 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
MSCI Pan-Euro Index	1,758	63,486	579
Topix Index	156	20,527	(1,364)

At December 31, 2007, the portfolio had open forward currency contracts to receive and deliver currencies as follows:

					Unrealized
					Appreciation
		Contract Amount (000)			(Depreciation)
Contract Settlement Date		Receive		Deliver	($000)
3/26/2008	EUR	43,027	USD	62,952	987
3/19/2008	JPY	2,445,571	USD	22,081	(66)

EUR—Euro.
JPY—Japanese yen.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

The portfolio had net unrealized foreign currency losses of $33,000 resulting from the translation of other assets and liabilities at December 31, 2007.

F. During the year ended December 31, 2007, the portfolio purchased $995,608,000 of investment securities and sold $723,906,000 of investment securities other than temporary cash investments.

Vanguard® International Portfolio

G. The market value of securities on loan to broker-dealers at December 31, 2007, was $6,222,000, for which the portfolio received cash collateral of $6,533,000.

H. Capital shares issued and redeemed were:

	Year Ended December 31,
	2007	2006
	Shares	Shares
	(000)	(000)
Issued	19,211	31,860
Issued in Lieu of Cash Distributions	4,656	1,332
Redeemed	(7,265)	(9,102)
Net Increase (Decrease) in Shares Outstanding	16,602	24,090

I. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the portfolio’s current fiscal year. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004–2007) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the portfolio’s financial statements.

Vanguard® International Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Vanguard Variable Insurance Fund International Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Variable Insurance Fund International Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and broker and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 8, 2008

Special 2007 tax information (unaudited) for corporate shareholders only for Vanguard Variable Insurance Fund International Portfolio

This information for the fiscal year ended December 31, 2007, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $48,994,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The portfolio will pass through to shareholders foreign source income of $45,842,000 and foreign taxes paid of $1,572,000. The pass-through of foreign taxes paid will affect only shareholders on the dividend record date in December 2007.

Vanguard® International Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return.

This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•  Based on hypothetical 5% yearly return.

This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Portfolio	6/30/2007	12/31/2007	Period[1]
Based on Actual Fund Return	$1,000.00	$1,044.24	$2.27
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.99	2.24

1  The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.44%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® Mid-Cap Index Portfolio

Vanguard® Mid-Cap Index Portfolio

After a strong start, the stock market experienced considerable volatility in the second half of 2007. Over the full 12 months, the Mid-Cap Index Portfolio returned 6.1%, in line with the return of its target index and a step ahead of its peer group’s average return. The return of the market’s mid-caps paralleled that of the largest companies. Small-cap stocks, some of the best performers in recent years, produced a negative 12-month return.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Mix of weakness and strength led to middling 12-month return

The middling return of the Mid-Cap Index Portfolio was a product of the wildly disparate performances of financials and consumer discretionary stocks on the one hand and energy and industrial stocks on the other—a pattern seen in the broad stock market as well.

Financial stocks were the market’s worst performers, buffeted by the subprime-mortgage crisis and subsequent credit crunch.

Energy stocks, by contrast, soared, returning more than 40% as oil prices touched record highs. Industrials and materials stocks also recorded exceptional gains.

The mid-cap market’s pockets of strength and weakness combined to produce a 12-month return just above 6%—a bit below long-term market averages, but surprisingly good in light of 2007’s late-year drama.

The portfolio has a solid record of tracking its index closely

Since its 1999 inception, the Mid-Cap Index Portfolio has kept pace with the return of its target index, a theoretical construct that incurs no operating or trading costs. This achievement is a tribute to Vanguard Quantitative Equity Group, the portfolio’s advisor, which has continually refined its proprietary portfolio-construction and trading methodologies. Together with the portfolio’s low costs, skilled management has helped investors capture just about all of the return produced by the U.S. market’s mid-cap stocks.

Over the same period, the Mid-Cap Index Portfolio has topped the average return of its peer group. A hypothetical initial investment of $10,000 in the portfolio would have grown into almost $28,000 in wealth; the same investment compounded at the peer group’s average return would be worth just a bit more than $25,000.

As the long-term record suggests, the Mid-Cap Index Portfolio can play a useful role in a broadly diversified investment program, providing efficient, low-cost exposure to the stocks of mid-sized U.S. companies.

Vanguard® Mid-Cap Index Portfolio

Total Returns
		February 9, 1999,[1] Through
		December 31, 2007
	Year Ended	Average
	December 31, 2007	Annual Return
Mid-Cap Index Portfolio	6.1%	12.2%
Spliced Mid-Cap Index[2]	6.2	12.1
Average Mid-Cap Core Fund[3]	5.9	10.9

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[4]
Your portfolio compared with its peer group
		Average
		Mid-Cap
	Portfolio	Core Fund
Mid-Cap Index Portfolio	0.24%	1.83%

1  Portfolio inception.

2  Standard &Poor’s MidCap 400 Index through May 16, 2003; MSCI US Mid Cap 450 Index thereafter.

3  Derived from data provided by Lipper Inc.

4  Portfolio expense ratio reflects the 12 months ended December 31, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

Vanguard® Mid-Cap Index Portfolio

Portfolio Profile

As of December 31, 2007

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	439	439	4,843
Median Market Cap	$6.8B	$6.8B	$37.7B
Price/Earnings Ratio	19.4x	19.4x	17.8x
Price/Book Ratio	2.7x	2.7x	2.7x
Yield	1.2%	1.4%	1.8%
Return on Equity	17.1%	17.1%	19.2%
Earnings Growth Rate	19.9%	19.4%	20.7%
Foreign Holdings	1.3%	0.0%	0.0%
Turnover Rate	35.0%	—	—
Expense Ratio	0.24%	—	—
Short-Term Reserves	–0.1%[3]	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.89
Beta	1.00	1.17

Sector Diversification (% of equity exposure)
		Target	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	13.7%	13.7%	9.4%
Consumer Staples	4.6	4.6	8.9
Energy	10.4	10.4	12.3
Financials	17.8	17.6	18.3
Health Care	10.3	10.3	12.0
Industrials	15.8	15.8	11.7
Information Technology	13.5	13.5	16.5
Materials	5.3	5.4	3.8
Telecommunication
Services	2.5	2.6	3.3
Utilities	6.1	6.1	3.8

Vanguard® Mid-Cap Index Portfolio

Ten Largest Holdings[4] (% of total net assets)

MEMC Electronic	semiconductor
Materials, Inc.	equipment	0.8%
Express Scripts Inc.	health care services	0.7
T. Rowe Price Group Inc.	asset management
	and custody banks	0.6
Murphy Oil Corp.	integrated
	oil and gas	0.6
Noble Corp.	oil and gas drilling	0.6
Smith International, Inc.	oil and gas
	equipment
	and services	0.6
United States Steel Corp.	steel	0.6
Bunge Ltd.	agricultural products	0.6
Noble Energy, Inc.	oil and gas
	exploration and
	production	0.6
L-3 Communications	aerospace
Holdings, Inc.	and defense	0.6
Top Ten		6.3%

Investment Focus

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by an index. If a portfolio’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a portfolio’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

1  MSCI US Mid Cap 450 Index.

2  Dow Jones Wilshire 5000 Index.

3  The portfolio invested a portion of its cash reserves in equity markets through the use of index futures contracts. After the effect of the futures investments, the portfolio’s temporary cash position was negative.

4  “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Vanguard® Mid-Cap Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Cumulative Performance: February 9, 1999–December 31, 2007

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended December 31, 2007			Final Value
	One	Five	Since	of a $10,000
	Year	Years	Inception[1]	Investment
Mid-Cap Index Portfolio	6.14%	17.29%	12.18%	$27,777
Dow Jones Wilshire 5000 Index	5.73	14.07	4.81	15,187
Spliced Mid-Cap Index[2]	6.19	17.29	12.07	27,531
Average Mid-Cap Core Fund[3]	5.90	15.55	10.93	25,144

Fiscal-Year Total Returns (%): February 9, 1999–December 31, 2007

1  February 9, 1999.

2  S&P MidCap 400 Index until May 16, 2003; MSCI US Mid Cap 450 Index thereafter.

3  Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

Vanguard® Mid-Cap Index Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2007

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.7%)[1]
Consumer Discretionary (13.7%)
*	Apollo Group, Inc. Class A	52,150	3,658
*	GameStop Corp. Class A	50,790	3,155
	Genuine Parts Co.	60,539	2,803
	Mattel, Inc.	140,371	2,673
	Nordstrom, Inc.	70,545	2,591
	Newell Rubbermaid, Inc.	99,536	2,576
	Abercrombie & Fitch Co.	31,330	2,505
	Tim Hortons, Inc.	66,910	2,471
	Wynn Resorts Ltd.	21,531	2,414
*	Discovery Holding Co. Class A	95,685	2,406
	Sherwin-Williams Co.	39,640	2,301
	Whirlpool Corp.	27,861	2,274
	Eastman Kodak Co.	102,618	2,244
	Tiffany & Co.	48,724	2,243
	H & R Block, Inc.	116,374	2,161
	VF Corp.	31,200	2,142
*	Expedia, Inc.	67,642	2,139
	Royal Caribbean Cruises, Ltd.	49,196	2,088
*	Cablevision Systems
	NY Group Class A	82,298	2,016
*	AutoZone Inc.	16,738	2,007
	BorgWarner, Inc.	41,154	1,992
*	The Goodyear Tire &
	Rubber Co.	67,576	1,907
*	IAC/InterActiveCorp	70,238	1,891
	Virgin Media Inc.	98,966	1,696
	Black & Decker Corp.	23,712	1,651
	Harman International
	Industries, Inc.	21,946	1,618
*	Penn National Gaming, Inc.	26,062	1,552
*^	CarMax, Inc.	77,528	1,531
	Washington Post Co. Class B	1,926	1,524
*^	Sirius Satellite Radio, Inc.	494,630	1,499
	Wyndham Worldwide Corp.	63,613	1,499
	Autoliv, Inc.	28,035	1,478
	American Eagle Outfitters, Inc.	70,191	1,458

Vanguard® Mid-Cap Index Portfolio

*	Mohawk Industries, Inc.	19,348	1,439
	E.W. Scripps Co. Class A	31,439	1,415
	Hasbro, Inc.	54,301	1,389
	Advance Auto Parts, Inc.	36,418	1,384
*	Interpublic Group of Cos., Inc.	167,951	1,362
*	Office Depot, Inc.	97,192	1,352
*	XM Satellite Radio
	Holdings, Inc.	109,330	1,338
	D. R. Horton, Inc.	100,957	1,330
	Lamar Advertising Co. Class A	27,566	1,325
	Darden Restaurants Inc.	47,737	1,323
	Polo Ralph Lauren Corp.	21,300	1,316
	The Stanley Works	26,195	1,270
	Ross Stores, Inc.	49,451	1,264
*	O’Reilly Automotive, Inc.	38,887	1,261
*	ITT Educational Services, Inc.	14,300	1,219
	PetSmart, Inc.	48,541	1,142
*	Urban Outfitters, Inc.	41,081	1,120
	Centex Corp.	43,119	1,089
	WABCO Holdings Inc.	21,738	1,089
	Leggett & Platt, Inc.	61,430	1,071
	Family Dollar Stores, Inc.	48,983	942
*	Toll Brothers, Inc.	46,938	942
*	R.H. Donnelley Corp.	25,177	918
	Idearc Inc.	51,966	913
*	Dollar Tree Stores, Inc.	34,792	902
	Williams-Sonoma, Inc.	33,521	868
	New York Times Co. Class A	48,024	842
*	AutoNation, Inc.	53,616	840
	Pulte Homes, Inc.	77,024	812
*	NVR, Inc.	1,546	810
*	Career Education Corp.	32,211	810
	Wendy’s International, Inc.	30,927	799
	RadioShack Corp.	46,546	785
	Foot Locker, Inc.	54,907	750
	Liz Claiborne, Inc.	36,215	737
	Lennar Corp. Class A	40,872	731
	Brinker International, Inc.	37,170	727
	Boyd Gaming Corp.	20,162	687
	Guess ?, Inc.	16,588	628
	Jones Apparel Group, Inc.	38,572	617
*	Crocs, Inc.	15,889	585
	KB Home	26,818	579
*	Chico’s FAS, Inc.	62,346	563
	Brunswick Corp.	31,324	534
	Weight Watchers
	International, Inc.	11,263	509
*	CTC Media, Inc.	13,388	404
	Lennar Corp. Class B	4,820	80
			114,975
Consumer Staples (4.6%)
	Bunge Ltd.	42,890	4,993
	The Clorox Co.	49,133	3,202

Vanguard® Mid-Cap Index Portfolio

	UST, Inc.	56,512	3,097
	SuperValu Inc.	75,841	2,846
	Coca-Cola Enterprises, Inc.	94,696	2,465
	Molson Coors Brewing Co.
	Class B	46,310	2,391
*	Energizer Holdings, Inc.	19,161	2,148
	Whole Foods Market, Inc.	49,546	2,021
	The Pepsi Bottling Group, Inc.	48,331	1,907
	The Estee Lauder Cos. Inc.
	Class A	38,053	1,659
*	Constellation Brands, Inc.
	Class A	68,040	1,608
	McCormick & Co., Inc.	41,524	1,574
	Tyson Foods, Inc.	97,208	1,490
	Brown-Forman Corp. Class B	18,878	1,399
	Dean Foods Co.	46,598	1,205
*	Smithfield Foods, Inc.	40,421	1,169
	Hormel Foods Corp.	26,989	1,093
*	Hansen Natural Corp.	24,221	1,073
	PepsiAmericas, Inc.	22,740	758
*	Bare Escentuals, Inc.	19,121	464
			38,562
Energy (10.4%)
	Murphy Oil Corp.	63,587	5,395
	Noble Corp.	95,296	5,385
	Smith International, Inc.	71,051	5,247
	Noble Energy, Inc.	60,763	4,832
	CONSOL Energy, Inc.	64,813	4,635
	El Paso Corp.	249,106	4,295
*	Ultra Petroleum Corp.	54,046	3,864
*	Cameron International Corp.	77,264	3,719
	Diamond Offshore Drilling, Inc.	24,579	3,490
*	Southwestern Energy Co.	60,524	3,372
	ENSCO International, Inc.	52,330	3,120
	Sunoco, Inc.	42,738	3,096
*	Nabors Industries, Inc.	100,563	2,754
	Range Resources Corp.	52,775	2,711
*	FMC Technologies Inc.	46,176	2,618
*	Denbury Resources, Inc.	86,964	2,587
*	Grant Prideco, Inc.	45,535	2,528
	BJ Services Co.	103,906	2,521
*	Newfield Exploration Co.	46,487	2,450
	Tesoro Corp.	48,784	2,327
	Arch Coal, Inc.	50,871	2,286
*	Plains Exploration &
	Production Co.	40,016	2,161
	Pioneer Natural Resources Co.	43,899	2,144
*	Pride International, Inc.	59,461	2,016
*	Exterran Holdings, Inc.	21,814	1,784
	Rowan Cos., Inc.	39,622	1,563
	Frontier Oil Corp.	38,054	1,544
	Cimarex Energy Co.	29,614	1,259
	Patterson-UTI Energy, Inc.	55,637	1,086

Vanguard® Mid-Cap Index Portfolio

*	CNX Gas Corp.	10,739	343
			87,132
Financials (17.7%)
	T. Rowe Price Group Inc.	89,529	5,451
	Nymex Holdings Inc.	31,356	4,189
	Boston Properties, Inc. REIT	42,298	3,883
*	IntercontinentalExchange Inc.	19,689	3,790
	Host Hotels & Resorts
	Inc. REIT	186,031	3,170
	Unum Group	128,519	3,057
	Kimco Realty Corp. REIT	80,705	2,938
	Plum Creek Timber Co.
	Inc. REIT	62,195	2,863
	Leucadia National Corp.	57,741	2,720
	Hudson City Bancorp, Inc.	178,995	2,689
	Avalonbay Communities,
	Inc. REIT	28,337	2,668
	HCP, Inc. REIT	73,299	2,549
	Annaly Mortgage
	Management Inc. REIT	139,845	2,542
	Commerce Bancorp, Inc.	65,281	2,490
*	Nasdaq Stock Market Inc.	48,949	2,422
	Assurant, Inc.	35,948	2,405
	Comerica, Inc.	54,507	2,373
	Synovus Financial Corp.	95,029	2,288
	Everest Re Group, Ltd.	22,467	2,256
	American Capital
	Strategies, Ltd.	66,933	2,206
	Cincinnati Financial Corp.	55,138	2,180
	Ventas, Inc. REIT	47,534	2,151
	People’s United Financial Inc.	119,478	2,127
	Janus Capital Group Inc.	62,512	2,054
	AMB Property Corp. REIT	35,458	2,041
	Safeco Corp.	36,535	2,034
	Torchmark Corp.	33,041	2,000
	SL Green Realty Corp. REIT	21,148	1,976
	Willis Group Holdings Ltd.	50,806	1,929
	Eaton Vance Corp.	42,469	1,929
*	TD Ameritrade Holding Corp.	95,604	1,918
	Axis Capital Holdings Ltd.	48,549	1,892
	Huntington Bancshares Inc.	123,839	1,828
	The Macerich Co. REIT	25,642	1,822
	New York Community
	Bancorp, Inc.	103,583	1,821
	Zions Bancorp	38,389	1,792
	Developers Diversified
	Realty Corp. REIT	44,274	1,695
	W.R. Berkley Corp.	56,702	1,690
	SEI Investments Co.	52,308	1,683
	PartnerRe Ltd.	20,032	1,653
*	Markel Corp.	3,366	1,653
	Federal Realty Investment
	Trust REIT	19,984	1,642

Vanguard® Mid-Cap Index Portfolio

	CIT Group Inc.	67,966	1,633
	Regency Centers Corp. REIT	24,630	1,588
*	CB Richard Ellis Group, Inc.	73,528	1,585
	White Mountains Insurance
	Group Inc.	3,075	1,581
	Sovereign Bancorp, Inc.	136,617	1,557
	RenaissanceRe Holdings Ltd.	24,494	1,475
	Federated Investors, Inc.	33,106	1,363
	Duke Realty Corp. REIT	51,349	1,339
*	Arch Capital Group Ltd.	18,891	1,329
	iStar Financial Inc. REIT	47,558	1,239
	Old Republic International Corp.	77,919	1,201
	Apartment Investment &
	Management Co.
	Class A REIT	34,455	1,197
	^Allied Capital Corp.	54,636	1,175
	Associated Banc-Corp.	42,966	1,164
	HCC Insurance Holdings, Inc.	40,125	1,151
	Raymond James Financial, Inc.	33,888	1,107
	Fidelity National Financial, Inc.
	Class A	74,275	1,085
	Hospitality Properties
	Trust REIT	33,492	1,079
	Popular, Inc.	94,022	997
	Brown & Brown, Inc.	42,250	993
	Forest City Enterprise Class A	22,000	978
	First American Corp.	28,562	974
	Protective Life Corp.	23,756	974
	Commerce Bancshares, Inc.	21,681	973
	Camden Property Trust REIT	20,031	964
	UnionBanCal Corp.	19,599	959
	UDR, Inc. REIT	47,718	947
	Liberty Property Trust REIT	32,281	930
	^Ambac Financial Group, Inc.	35,932	926
	^The St. Joe Co.	24,975	887
	City National Corp.	14,748	878
	Weingarten Realty
	Investors REIT	27,539	866
	MBIA, Inc.	44,811	835
	Nationwide Financial
	Services, Inc.	18,184	818
	^First Horizon National Corp.	44,646	810
	CapitalSource Inc. REIT	44,400	781
	Unitrin, Inc.	16,225	779
	American Financial Group, Inc.	25,278	730
	TCF Financial Corp.	40,461	725
	Astoria Financial Corp.	30,841	718
	Colonial BancGroup, Inc.	51,569	698
	Transatlantic Holdings, Inc.	9,388	682
	MGIC Investment Corp.	28,962	650
*^	E*TRADE Financial Corp.	149,979	532
*^	AmeriCredit Corp.	40,490	518
*	TFS Financial Corp.	41,291	493

Vanguard® Mid-Cap Index Portfolio

	BOK Financial Corp.	8,367	433
	The PMI Group Inc.	30,294	402
	^The First Marblehead Corp.	23,071	353
	^Radian Group, Inc.	28,503	333
	Student Loan Corp.	1,388	153
*	Forestar Real
	Estate Group, Inc.	88	2
*	Guaranty Financial Group, Inc.	88	1
			148,999
Health Care (10.2%)
*	Express Scripts Inc.	77,858	5,684
*	Humana Inc.	59,875	4,509
*	Intuitive Surgical, Inc.	13,422	4,355
	C.R. Bard, Inc.	36,683	3,478
*	Coventry Health Care Inc.	55,160	3,268
*	Laboratory Corp.
	of America Holdings	41,657	3,146
	Quest Diagnostics, Inc.	58,367	3,088
	AmerisourceBergen Corp.	64,060	2,874
*	Waters Corp.	35,430	2,801
*	Hologic, Inc.	40,711	2,794
*	Hospira, Inc.	56,000	2,388
*	Varian Medical Systems, Inc.	44,899	2,342
	DENTSPLY International Inc.	51,308	2,310
	Applera Corp.-Applied
	Biosystems Group	65,327	2,216
*	DaVita, Inc.	37,671	2,123
*	Covance, Inc.	22,691	1,965
*	Henry Schein, Inc.	31,796	1,952
*	Barr Pharmaceuticals Inc.	36,301	1,928
*	Health Net Inc.	39,669	1,916
*	Amylin Pharmaceuticals, Inc.	47,160	1,745
*	Millennium
	Pharmaceuticals, Inc.	114,730	1,719
*	Cephalon, Inc.	23,744	1,704
	Beckman Coulter, Inc.	22,271	1,621
	IMS Health, Inc.	69,461	1,600
*	Charles River
	Laboratories, Inc.	24,226	1,594
*	Invitrogen Corp.	16,514	1,543
	Pharmaceutical Product
	Development, Inc.	38,112	1,539
	Mylan Inc.	107,759	1,515
*	Millipore Corp.	19,283	1,411
*	Cerner Corp.	24,109	1,360
*	Patterson Cos.	39,796	1,351
*	Endo Pharmaceuticals
	Holdings, Inc.	47,480	1,266
*	Community Health
	Systems, Inc.	33,959	1,252
	Hillenbrand Industries, Inc.	20,850	1,162
*	Vertex Pharmaceuticals, Inc.	46,737	1,086
*	Lincare Holdings, Inc.	30,039	1,056

Vanguard® Mid-Cap Index Portfolio

*	Kinetic Concepts, Inc.	19,051	1,020
*	Sepracor Inc.	38,067	999
	Omnicare, Inc.	43,041	982
*	ImClone Systems, Inc.	21,297	916
*	King Pharmaceuticals, Inc.	86,475	886
*	Warner Chilcott Ltd.	35,358	627
*	WellCare Health Plans Inc.	12,559	533
	Brookdale Senior Living Inc.	12,692	361
			85,985
Industrials (15.7%)
	L-3 Communications
	Holdings, Inc.	44,816	4,748
*	McDermott International, Inc.	79,748	4,708
	Parker Hannifin Corp.	61,893	4,661
	Fluor Corp.	31,331	4,566
	Cummins Inc.	35,128	4,474
	Rockwell Collins, Inc.	58,122	4,183
*	Jacobs Engineering Group Inc.	42,644	4,077
	ITT Industries, Inc.	61,154	4,039
*	Foster Wheeler Ltd.	25,318	3,925
*	First Solar, Inc.	14,160	3,783
	Rockwell Automation, Inc.	51,623	3,560
	Cooper Industries, Inc.
	Class A	65,254	3,451
	Expeditors International
	of Washington, Inc.	75,690	3,382
	Dover Corp.	72,695	3,351
	C.H. Robinson Worldwide Inc.	58,225	3,151
	Trane, Inc.	64,555	3,015
	Goodrich Corp.	42,230	2,982
	Pitney Bowes, Inc.	77,990	2,967
	R.R. Donnelley & Sons Co.	77,686	2,932
	Joy Global Inc.	38,524	2,536
*	Terex Corp.	36,733	2,409
*	KBR Inc.	60,249	2,338
	W.W. Grainger, Inc.	25,561	2,237
*	AGCO Corp.	32,632	2,218
	The Manitowoc Co., Inc.	44,542	2,175
	Republic Services, Inc.
	Class A	67,357	2,112
	SPX Corp.	19,364	1,992
	Roper Industries Inc.	31,563	1,974
	Harsco Corp.	30,022	1,923
	The Dun & Bradstreet Corp.	20,975	1,859
*	Stericycle, Inc.	31,240	1,856
	Fastenal Co.	45,630	1,844
	Equifax, Inc.	50,221	1,826
	Avery Dennison Corp.	34,023	1,808
	Ametek, Inc.	37,974	1,779
	Pall Corp.	43,735	1,763
*	Shaw Group, Inc.	28,809	1,741
	Manpower Inc.	30,163	1,716
	Cintas Corp.	50,935	1,712

Vanguard® Mid-Cap Index Portfolio

*	SunPower Corp. Class A	13,079	1,705
*	Quanta Services, Inc.	60,387	1,585
	Robert Half International, Inc.	55,539	1,502
*	UAL Corp.	41,255	1,471
*	Monster Worldwide Inc.	43,200	1,400
*	Allied Waste Industries, Inc.	118,930	1,311
*	Delta Air Lines Inc.	85,257	1,269
*	Spirit Aerosystems
	Holdings Inc.	36,376	1,255
	Oshkosh Truck Corp.	26,306	1,243
*	AMR Corp.	88,314	1,239
	Pentair, Inc.	33,648	1,171
*	ChoicePoint Inc.	26,593	968
*^	USG Corp.	26,300	941
	J.B. Hunt Transport
	Services, Inc.	33,487	923
*	Hertz Global Holdings Inc.	51,200	814
	The Corporate Executive
	Board Co.	12,803	769
*	Owens Corning Inc.	27,791	562
*	US Airways Group Inc.	29,063	427
			132,328
Information Technology (13.5%)
*	MEMC Electronic
	Materials, Inc.	80,034	7,082
*	Autodesk, Inc.	82,157	4,088
*	Flextronics International Ltd.	295,617	3,565
*	Cognizant Technology
	Solutions Corp.	103,054	3,498
*	VeriSign, Inc.	88,583	3,332
	KLA-Tencor Corp.	68,640	3,306
*	Fiserv, Inc.	55,715	3,092
	Harris Corp.	48,949	3,068
*	Computer Sciences Corp.	61,848	3,060
*	Activision, Inc.	101,732	3,021
	Amphenol Corp.	63,664	2,952
	Fidelity National
	Information Services, Inc.	68,786	2,861
*	SanDisk Corp.	80,935	2,685
*	NAVTEQ Corp.	34,964	2,643
*	BMC Software, Inc.	71,645	2,553
	Linear Technology Corp.	78,842	2,510
*	Iron Mountain, Inc.	67,492	2,499
	Microchip Technology, Inc.	77,701	2,441
*	Citrix Systems, Inc.	64,195	2,440
	Altera Corp.	122,647	2,370
*	Western Digital Corp.	78,062	2,358
	Xilinx, Inc.	106,375	2,326
*	BEA Systems, Inc.	139,633	2,203
	National Semiconductor Corp.	96,260	2,179
*	McAfee Inc.	56,891	2,133
*	Alliance Data Systems Corp.	28,047	2,103
*	salesforce.com, inc.	33,157	2,079

Vanguard® Mid-Cap Index Portfolio

*	Cypress Semiconductor Corp.	54,987	1,981
*	Micron Technology, Inc.	269,644	1,955
*	Akamai Technologies, Inc.	56,055	1,940
*	LAM Research Corp.	44,061	1,905
*	Avnet, Inc.	53,459	1,869
*	Teradata Corp.	64,168	1,759
*	Arrow Electronics, Inc.	44,091	1,732
*	Cadence Design Systems, Inc.	98,848	1,681
*	NCR Corp.	64,368	1,616
*	DST Systems, Inc.	18,053	1,490
*	Affiliated Computer Services,
	Inc. Class A	32,972	1,487
*	Red Hat, Inc.	65,538	1,366
*	LSI Corp.	255,046	1,354
*	Hewitt Associates, Inc.	34,286	1,313
*	Trimble Navigation Ltd.	42,868	1,296
*	Novellus Systems, Inc.	43,857	1,209
*	Lexmark International, Inc.	33,786	1,178
	Intersil Corp.	47,146	1,154
	Jabil Circuit, Inc.	66,579	1,017
*	JDS Uniphase Corp.	75,588	1,005
*	Ingram Micro, Inc. Class A	54,888	990
*	Tellabs, Inc.	148,743	973
	Molex, Inc.	35,600	972
*	Teradyne, Inc.	65,026	672
	Molex, Inc. Class A	16,068	422
	Total System Services, Inc.	13,924	390
	AVX Corp.	18,384	247
			113,420
Materials (5.3%)
	United States Steel Corp.	41,961	5,074
	Vulcan Materials Co.	38,384	3,036
	Allegheny Technologies Inc.	32,643	2,820
*	Owens-Illinois, Inc.	55,296	2,737
	Sigma-Aldrich Corp.	46,380	2,532
	MeadWestvaco Corp.	65,837	2,061
	Celanese Corp. Series A	47,858	2,025
	Martin Marietta Materials, Inc.	14,878	1,973
*	AK Steel Holding Corp.	39,586	1,830
	Eastman Chemical Co.	29,838	1,823
	Steel Dynamics, Inc.	28,960	1,725
*	Crown Holdings, Inc.	58,554	1,502
	Ball Corp.	32,908	1,481
	Huntsman Corp.	55,402	1,424
*	Domtar Corp.	184,624	1,420
	International Flavors &
	Fragrances, Inc.	28,679	1,380
	Lubrizol Corp.	24,667	1,336
	Sealed Air Corp.	57,571	1,332
*	Pactiv Corp.	46,643	1,242
	Albemarle Corp.	29,017	1,197
	Sonoco Products Co.	34,057	1,113
	Bemis Co., Inc.	35,814	981

Vanguard® Mid-Cap Index Portfolio

*	Smurfit-Stone Container Corp.	90,469	955
	Ashland, Inc.	20,012	949
	Titanium Metals Corp.	28,670	758
			44,706
Telecommunication Services (2.5%)
*	Crown Castle
	International Corp.	96,145	4,000
*	NII Holdings Inc.	61,458	2,970
	Embarq Corp.	54,189	2,684
	Windstream Corp.	170,079	2,214
*	Level 3 Communications, Inc.	546,450	1,661
	Citizens Communications Co.	120,542	1,535
	CenturyTel, Inc.	36,443	1,511
	Telephone & Data
	Systems, Inc.	22,809	1,428
*	Metropcs Communications Inc.	61,530	1,197
*	Leap Wireless International, Inc.	19,272	899
	Telephone & Data
	Systems, Inc.—Special
	Common Shares	14,085	811
*	U.S. Cellular Corp.	5,785	486
			21,396
Utilities (6.1%)
	Allegheny Energy, Inc.	59,036	3,755
*	Mirant Corp.	90,996	3,547
*	NRG Energy, Inc.	81,158	3,517
	Xcel Energy, Inc.	149,291	3,370
	Questar Corp.	61,308	3,317
*	Reliant Energy, Inc.	121,946	3,200
	DTE Energy Co.	60,781	2,672
	Equitable Resources, Inc.	41,043	2,187
	Wisconsin Energy Corp.	41,539	2,023
	Pepco Holdings, Inc.	68,948	2,022
	CenterPoint Energy Inc.	108,758	1,863
	NiSource, Inc.	97,708	1,846
	Northeast Utilities	55,247	1,730
	SCANA Corp.	39,519	1,666
	Alliant Energy Corp.	39,882	1,623
	MDU Resources Group, Inc.	58,374	1,612
	ONEOK, Inc.	35,224	1,577
	Energy East Corp.	56,384	1,534
	Pinnacle West Capital Corp.	35,750	1,516
	Integrys Energy Group, Inc.	26,935	1,392
	NSTAR	37,848	1,371
	TECO Energy, Inc.	75,029	1,291
*	Dynegy, Inc.	177,374	1,266
	DPL Inc.	40,499	1,201
			51,098
Total Common Stocks
(Cost $759,803)			838,601
Temporary Cash Investments (0.7%)[1]
Money Market Fund (0.6%)
2	Vanguard Market Liquidity

Vanguard® Mid-Cap Index Portfolio

	Fund, 4.664%—Note E 5,056,000		5,056

		Face
		Amount
		($000)
	U.S. Agency Obligation (0.1%)
3	Federal Home Loan Bank
4	4.548%, 2/1/08	500	498
	Total Temporary Cash Investments
	(Cost $5,554)		5,554
	Total Investments (100.4%)
	(Cost $765,357)		844,155
	Other Assets and Liabilities (–0.4%)
	Other Assets—Note B		4,398
	Liabilities—Note E		(7,906)
			(3,508)
	Net Assets (100%)
	Applicable to 45,250,312 outstanding
	$.001 par value shares of beneficial
	interest (unlimited authorization)		840,647
	Net Asset Value Per Share		$18.58

Vanguard® Mid-Cap Index Portfolio

At December 31, 2007, net assets consisted of:[5]
	Amount	Per
	($000)	Share
Paid-in Capital	655,989	$14.50
Undistributed Net
Investment Income	9,829.22
Accumulated Net
Realized Gains	96,010	2.12
Unrealized Appreciation
Investment Securities	78,798	1.74
Futures Contracts	21	—
Net Assets	840,647	$18.58

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

^  Part of security position is on loan to broker-dealers. See Note E in Notes to Financial Statements.

1  The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 99.9% and 0.5%, respectively, of net assets. See Note C in Notes to Financial Statements.

2  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3  The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

4  Securities with a value of $498,000 have been segregated as initial margin for open futures contracts.

5  See Note C in Notes to Financial Statements for the tax-basis components of net assets.

REIT—Real Estate Investment Trust.

Vanguard® Mid-Cap Index Portfolio

Statement of Operations

Year Ended
December 31, 2007
($000)
Investment Income
Income
Dividends	12,395
Interest[1]	180
Security Lending	232
Total Income	12,807
Expenses
The Vanguard Group—Note B
Investment Advisory Services	97
Management and Administrative	1,594
Marketing and Distribution	197
Custodian Fees	116
Auditing Fees	21
Shareholders’ Reports	24
Trustees’ Fees and Expenses	1
Total Expenses	2,050
Net Investment Income	10,757
Realized Net Gain (Loss)
Investment Securities Sold	96,176
Futures Contracts	(87)
Realized Net Gain (Loss)	96,089
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(58,575)
Futures Contracts	41
Change in Unrealized Appreciation
(Depreciation)	(58,534)
Net Increase (Decrease) in Net Assets
Resulting from Operations	48,312

Vanguard® Mid-Cap Index Portfolio

Statement of Changes in Net Assets

	Year Ended December 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	10,757	10,405
Realized Net Gain (Loss)	96,089	88,052
Change in Unrealized Appreciation (Depreciation)	(58,534)	(5,200)
Net Increase (Decrease) in Net Assets Resulting from Operations	48,312	93,257
Distributions
Net Investment Income	(10,474)	(7,729)
Realized Capital Gain[2]	(88,224)	(29,758)
Total Distributions	(98,698)	(37,487)
Capital Share Transactions—Note F
Issued	153,054	173,050
Issued in Lieu of Cash Distributions	98,698	37,487
Redeemed	(158,170)	(145,569)
Net Increase (Decrease) from Capital Share Transactions	93,582	64,968
Total Increase (Decrease)	43,196	120,738
Net Assets
Beginning of Period	797,451	676,713
End of Period[3]	840,647	797,451

1  Interest income from an affiliated company of the fund was $125,000.

2  Includes fiscal 2007 and 2006 short-term gain distributions totaling $7,453,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

3  Net Assets—End of Period includes undistributed net investment income of $9,829,000 and $9,546,000.

Vanguard® Mid-Cap Index Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$19.85	$18.35	$16.27	$13.64	$10.60
Investment Operations
Net Investment Income	.24	.25	.21	.16	.13
Net Realized and Unrealized Gain (Loss)
on Investments	.94	2.22	2.04	2.59	3.33
Total from Investment Operations	1.18	2.47	2.25	2.75	3.46
Distributions
Dividends from Net Investment Income	(.26)	(.20)	(.17)	(.12)	(.10)
Distributions from Realized Capital Gains	(2.19)	(.77)	—	—	(.32)
Total Distributions	(2.45)	(.97)	(.17)	(.12)	(.42)
Net Asset Value, End of Period	$18.58	$19.85	$18.35	$16.27	$13.64

Total Return	6.14%	13.75%	13.97%	20.32%	34.06%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$841	$797	$677	$524	$394
Ratio of Total Expenses to
Average Net Assets	0.24%	0.24%	0.24%	0.24%	0.29%
Ratio of Net Investment Income to
Average Net Assets	1.25%	1.39%	1.30%	1.24%	1.17%
Portfolio Turnover Rate	35%	35%	21%	21%	78%[1]

1  Includes activity related to a change in the portfolio’s target index.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard® Mid-Cap Index Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Mid-Cap Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities

Vanguard® Mid-Cap Index Portfolio

sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2007, the portfolio had contributed capital of $71,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.07% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2007, the fund had $20,587,000 of ordinary income and $86,202,000 of long-term capital gains available for distribution.

At December 31, 2007, the cost of investment securities for tax purposes was $765,358,000. Net unrealized appreciation of investment securities for tax purposes was $78,797,000, consisting of unrealized gains of $161,915,000 on securities that had risen in value since their purchase and $83,118,000 in unrealized losses on securities that had fallen in value since their purchase.

At December 31, 2007, the aggregate settlement value of open futures contracts expiring in March 2008 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
E-mini S&P MidCap 400 Index	13	1,124	14
S&P MidCap 400 Index	1	433	7

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

D. During the year ended December 31, 2007, the portfolio purchased $304,991,000 of investment securities and sold $300,026,000 of investment securities other than temporary cash investments.

Vanguard® Mid-Cap Index Portfolio

E. The market value of securities on loan to broker-dealers at December 31, 2007, was $4,571,000, for which the portfolio received cash collateral of $5,056,000.

F. Capital shares issued and redeemed were:

	Year Ended December 31,
	2007	2006
	Shares	Shares
	(000)	(000)
Issued	7,920	9,163
Issued in Lieu of Cash Distributions	5,396	1,993
Redeemed	(8,245)	(7,851)
Net Increase (Decrease) in Shares Outstanding	5,071	3,305

G. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the portfolio’s current fiscal year. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004–2007) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the portfolio’s financial statements.

Vanguard® Mid-Cap Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Vanguard Variable Insurance Fund Mid-Cap Index Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Variable Insurance Fund Mid-Cap Index Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and broker and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 8, 2008

Special 2007 tax information (unaudited) for corporate shareholders only for Vanguard Variable Insurance Fund Mid-Cap Index Portfolio

This information for the fiscal year ended December 31, 2007, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $80,771,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For corporate shareholders, 49.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard® Mid-Cap Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return.

This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•  Based on hypothetical 5% yearly return.

This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Mid-Cap Index Portfolio	6/30/2007	12/31/2007	Period[1]
Based on Actual Portfolio Return	$1,000.00	$956.75	$1.18
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.00	1.22

1  The calculations are based on expenses incurred in the most recent six-month period. The portfolio's annualized six-month expense ratio for that period is 0.24%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® Money Market Portfolio

Vanguard® Money Market Portfolio

During 2007, the Money Market Portfolio returned 5.2%, besting the returns of both its benchmark index—the Citigroup 3-Month U.S. Treasury Bill Index—and the average result for its peer group.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses. As is expected, but not guaranteed, the portfolio maintained a net asset value of $1 per share.

Diversification, low costs underlie excellent performance

The financial markets in 2007 were shaped by a “flight to quality,” as investors sought a safe haven from the stresses created by the subprime-mortgage crisis that intensified this past summer. There was strong demand for high-quality assets, especially U.S. Treasury securities, which are considered to have virtually no credit risk. High demand drove up prices of fixed income securities, which had the effect of lowering yields.

Another yield-lowering influence was actions by the Federal Reserve Board in response to fears of lessened liquidity and of reduced credit availability spawned by the subprime crisis and concerns over a slowing economy. The nation’s central bank lowered the target for the federal funds rate three times—in September, October, and December.

Despite this environment, Vanguard Money Market Portfolio posted its highest return since 2000. Its 5.2% return outpaced the Citigroup 3-Month U.S. Treasury Bill Index by 0.5 percentage point and the average return of peer money market funds by 0.7 percentage point.

As always, the portfolio’s outperformance was helped by its significantly lower cost level compared with that of peer-group funds. The lower the cost (as measured by the “expense ratio”), the better the potential result for shareholders, because costs are deducted from gross returns. The portfolio’s 0.15% expense ratio is one-sixth the 0.91% industry average expense ratio for money market funds—a striking differential.

The portfolio’s diversified stance—among other issues, it had significant positions in high-quality bank certificates of deposit and commercial paper, in addition to U.S. Treasury and agency securities—was a crucial advantage in producing a benchmark-beating return. These higher-yielding securities further supported the portfolio despite the flight-to-quality-driven decline in yields of U.S. Treasury bills.

2007’s success is part of a consistent, long-term pattern

A look at the portfolio’s annual returns for the past decade finds that its success in 2007 in outpacing its benchmark and peer-group funds is part of a consistent pattern. Because the variety of money market instruments is limited, money market funds can try to produce superior net returns either by reducing costs or taking on more risk. Our talented, experienced portfolio managers emphasize a combination of low costs and the highest-quality securities, an approach that has proved rewarding for shareholders.

For the ten years, the portfolio earned 3.9% a year, on average. This means that an initial hypothetical investment of $10,000 made in the portfolio a decade ago would have grown over the decade to $14,630, or $1,006 more than would have been earned by compounding the same investment at the peer group’s average rate of return. This superior return would have been earned without assuming undue risk.

Vanguard® Money Market Portfolio

Total Returns
		Ten Years Ended
		December 31, 2007
	Year Ended	Average
	December 31, 2007	Annual Return
Money Market Portfolio (SEC 7-Day Annualized Yield: 4.72%)	5.2%	3.9%
Citigroup 3-Month U.S. Treasury Bill Index	4.7	3.6
Average Money Market Fund[1]	4.5	3.1

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your portfolio compared with its peer group
		Average Money
	Portfolio	Market Fund
Money Market Portfolio	0.15%	0.91%

1  Derived from data provided by Lipper Inc.

2  Portfolio expense ratio reflects the 12 months ended December 31, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

Vanguard® Money Market Portfolio

Portfolio Profile

As of December 31, 2007

Financial Attributes

Yield	4.7%
Average Weighted Maturity	57 days
Average Quality[1]	Aa1
Expense Ratio	0.15%

Sector Diversification[2] (% of portfolio)

Banker’s Acceptances	2.0%
Finance
Commercial Paper	19.3
Certificates of Deposit	38.9
Treasury/Agency	27.5
Other	12.3

Distribution by Credit Quality[1] (% of portfolio)

Aaa	40.2%
Aa	56.6
A	3.2

Yield. A snapshot of a money market portfolio’s interest income. The yield, expressed as a percentage of net asset value, is based on income earned over the past seven days and is annualized, or projected forward for the coming year.

1  Source: Moody’s Investors Service.

2  The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard® Money Market Portfolio

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions. An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the portfolio. The portfolio’s SEC 7-day annualized yield as of December 31, 2007, was 4.72%. This annualized yield reflects the current earnings of the portfolio more closely than do the average annual returns.

Cumulative Performance: December 31, 1997–December 31, 2007

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2007			of a $10,000
	One Year	Five Years	Ten Years	Investment
Money Market Portfolio	5.25%	3.13%	3.88%	$14,630
Citigroup 3-Month Treasury Bill Index	4.74	2.95	3.62	14,273
Average Money Market Fund[1]	4.49	2.41	3.14	13,624

Fiscal-Year Total Returns (%): December 31, 1997–December 31, 2007

1  Derived from data privided by Lipper Inc.

Note: See Financial Highlights table for dividend information.

Vanguard® Money Market Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2007

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (27.3%)
[2,3]	Federal Farm Credit Bank	5.104%	1/7/08	1,000	1,000
[2,3]	Federal Home Loan Bank	4.933%	1/24/08	5,000	4,998
[2,3]	Federal Home Loan Bank	4.785%	2/19/08	35,000	35,000
[2,3]	Federal Home Loan Bank	5.016%	3/5/08	13,000	12,999
2	Federal Home Loan Bank	4.262%	3/10/08	2,616	2,595
[2,3]	Federal Home Loan Bank	4.841%	3/17/08	20,000	19,996
[2,3]	Federal Home Loan Bank	4.781%	3/19/08	5,000	5,000
[2,3]	Federal Home Loan Bank	4.791%	3/19/08	15,000	14,997
[2,3]	Federal Home Loan Bank	4.766%	3/20/08	10,000	9,999
[2,3]	Federal Home Loan Bank	4.734%	3/24/08	7,000	6,999
2	Federal Home Loan Bank	4.580%	3/28/08	6,810	6,736
2	Federal Home Loan Bank	4.203%	5/16/08	15,000	14,766
2	Federal Home Loan
	Mortgage Corp.	4.210%	1/2/08	10,000	9,999
2	Federal Home Loan
	Mortgage Corp.	4.668%	1/7/08	14,000	13,989
2	Federal Home Loan
	Mortgage Corp.	5.007%	3/3/08	25,000	24,790
[2,3]	Federal Home Loan
	Mortgage Corp.	4.687%	3/26/08	70,000	69,967
[2,3]	Federal Home Loan
	Mortgage Corp.	4.670%	3/31/08	25,000	24,993
2	Federal Home Loan
	Mortgage Corp.	4.258%	5/12/08	5,625	5,539
2	Federal Home Loan
	Mortgage Corp.	4.306%	5/19/08	25,000	24,593
2	Federal National Mortgage Assn.	4.208%	1/2/08	5,000	4,999
[2,3]	Federal National Mortgage Assn.	5.073%	1/7/08	50,000	49,975
2	Federal National Mortgage Assn.	4.717%	1/9/08	4,155	4,151
2	Federal National Mortgage Assn.	5.200%	1/11/08	14,000	13,981
2	Federal National Mortgage Assn.	4.390%	1/30/08	8,000	7,972
2	Federal National Mortgage Assn.	4.409%	2/13/08	2,871	2,856
2	Federal National Mortgage Assn.	4.406%	2/20/08	5,500	5,467
2	Federal National Mortgage Assn.	4.296%	3/3/08	1,941	1,927
2	Federal National Mortgage Assn.	4.263%	3/12/08	2,473	2,452
2	Federal National Mortgage Assn.	4.569%	3/26/08	5,000	4,947
[2,3]	Federal National Mortgage Assn.	4.687%	3/26/08	13,000	12,994
2	Federal National Mortgage Assn.	4.248%	5/14/08	5,000	4,923
2	Federal National Mortgage Assn.	4.246%	5/30/08	3,284	3,227
2	Federal National Mortgage Assn.	4.929%	7/18/08	5,000	4,870
2	Federal National Mortgage Assn.	4.943%	7/25/08	5,835	5,677
	U.S. Treasury Bill	4.022%	3/6/08	10,000	9,929

Vanguard® Money Market Portfolio

	U.S. Treasury Bill	3.242%	6/5/08	25,000	24,654
Total U.S. Government and Agency Obligations (Cost $473,956)					473,956
Commercial Paper (19.2%)
Finance—Automobiles (0.4%)
	Toyota Motor Credit Corp.	4.749%	3/7/08	5,000	4,957
	Toyota Motor Credit Corp.	4.593%	5/13/08	2,000	1,967
					6,924
Finance—Other (2.0%)
	American Express Credit Corp.	4.757%	3/3/08	5,000	4,959
	General Electric Capital Corp.	4.654%	3/10/08	10,000	9,912
	General Electric Capital Corp.	4.449%	3/24/08	5,000	4,949
	General Electric Capital Corp.	4.478%	6/17/08	15,000	14,693
					34,513
Foreign Banks (10.5%)
4	Australia & New Zealand
	Banking Group, Ltd.	5.004%	1/11/08	7,600	7,589
4	Australia & New Zealand
	Banking Group, Ltd.	4.709%	2/4/08	5,000	4,978
4	Australia & New Zealand
	Banking Group, Ltd.	4.681%	2/11/08	1,750	1,741
4	Australia & New Zealand
	Banking Group, Ltd.	4.984%	2/22/08	2,000	1,986
	Bank of Scotland PLC	4.890%	1/25/08	1,000	997
	CBA (Delaware) Finance Inc.	5.064%	3/5/08	1,500	1,487
	CBA (Delaware) Finance Inc.	5.013%	3/12/08	24,000	23,766
	CBA (Delaware) Finance Inc.	4.961%	3/13/08	5,000	4,951
4	Danske Corp.	4.728%	1/31/08	5,000	4,981
4	Danske Corp.	4.890%	3/18/08	25,000	24,742
	Dexia Delaware LLC	5.201%	2/11/08	8,500	8,450
	Dexia Delaware LLC	5.201%	2/12/08	6,500	6,461
	Lloyds TSB Bank LLC	5.130%	1/2/08	13,000	12,998
	Nordea North America Inc.	5.161%	1/2/08	5,000	4,999
	Santander Central Hispano
	Finance (Delaware) Inc.	4.755%	3/25/08	3,400	3,363
	Santander Central Hispano
	Finance (Delaware) Inc.	5.515%	3/13/08	11,000	10,882
	Societe Generale N.A. Inc.	4.952%	1/23/08	15,000	14,955
	Societe Generale N.A. Inc.	4.846%	2/1/08	5,000	4,979
	Societe Generale N.A. Inc.	4.999%	3/12/08	4,000	3,961
	UBS Finance (Delaware), LLC	4.970%	3/14/08	3,159	3,128
4	Westpac Banking Corp.	4.942%	1/24/08	8,000	7,975
4	Westpac Banking Corp.	4.839%	1/25/08	1,760	1,754
4	Westpac Banking Corp.	4.748%	2/1/08	5,000	4,980
4	Westpac Banking Corp.	5.064%	3/11/08	1,750	1,733
4	Westpac Banking Corp.	5.049%	3/13/08	10,000	9,900
4	Westpac Banking Corp.	4.657%	4/30/08	5,000	4,924
					182,660
Foreign Industrial (3.7%)
4	AstraZeneca PLC	4.890%	1/23/08	1,000	997
4	AstraZeneca PLC	4.799%	2/1/08	4,000	3,984
4	AstraZeneca PLC	4.801%	2/4/08	4,000	3,982
4	BP Capital Markets PLC	4.845%	2/4/08	1,000	996
4	BP Capital Markets PLC	4.518%	3/14/08	1,500	1,486
4	BP Capital Markets PLC	4.573%	3/28/08	4,000	3,956
4	BP Capital Markets PLC	4.512%	4/28/08	2,000	1,971
4	BP Capital Markets PLC	4.572%	4/30/08	8,000	7,881
4	GlaxoSmithKline Finance PLC	4.705%	3/3/08	8,000	7,936
4	Nestle Capital Corp.	5.358%	1/22/08	2,000	1,994
4	Nestle Capital Corp.	4.814%	2/4/08	2,000	1,991

Vanguard® Money Market Portfolio

4	Nestle Capital Corp.	5.339%	2/20/08	8,000	7,942
4	Nestle Capital Corp.	5.340%	2/21/08	10,000	9,926
4	Nestle Capital Corp.	5.353%	2/28/08	7,000	6,941
4	Nestle Capital Corp.	4.505%	5/21/08	2,000	1,966
					63,949
Industrial (2.1%)
	Chevron Funding Corp.	4.447%	3/14/08	1,000	991
4	Coca Cola Co.	4.699%	1/28/08	2,000	1,993
4	IBM International
	Group Capital LLC	4.736%	1/22/08	2,000	1,995
4	Pfizer Inc.	4.511%	5/15/08	3,000	2,950
4	Procter & Gamble Co.	4.522%	2/14/08	4,500	4,475
4	Procter & Gamble
	International Funding SCA	4.521%	2/11/08	3,000	2,985
4	Procter & Gamble
	International Funding SCA	4.526%	2/22/08	2,000	1,987
4	Procter & Gamble
	International Funding SCA	4.527%	2/25/08	2,000	1,986
4	Procter & Gamble
	International Funding SCA	4.533%	3/5/08	7,294	7,236
4	Wal-Mart Stores, Inc.	4.531%	2/19/08	3,000	2,982
4	Wal-Mart Stores, Inc.	4.528%	2/26/08	6,500	6,455
					36,035
Insurance (0.5%)
	AIG Funding Inc.	4.768%	1/2/08	4,000	3,999
	AIG Funding Inc.	4.799%	2/5/08	5,000	4,977
					8,976
Total Commercial Paper (Cost $333,057)					333,057
Certificates of Deposit (26.0%)
Certificates of Deposit—U.S. Banks (4.4%)
	HSBC Bank USA, NA	4.680%	2/4/08	2,000	2,000
	State Street Bank & Trust	4.880%	2/20/08	4,000	4,000
	State Street Bank & Trust	5.400%	2/25/08	5,000	5,000
	State Street Bank & Trust	5.400%	2/28/08	7,000	7,000
	State Street Bank & Trust	4.850%	3/18/08	19,000	19,000
	Wachovia Bank NA	4.800%	5/27/08	40,000	40,000
					77,000
Yankee Certificates of Deposit—U.S. Branches (21.6%)
	Abbey National Treasury Services
	PLC (Stamford Branch)	4.830%	1/25/08	5,000	5,000
	Banco Bilbao Vizcaya Argentaria,
	SA (New York Branch)	4.940%	1/24/08	4,000	4,000
	Banco Bilbao Vizcaya Argentaria,
	SA (New York Branch)	4.950%	3/19/08	8,000	8,000
	Banco Bilbao Vizcaya Argentaria,
	SA (New York Branch)	4.680%	5/1/08	10,000	10,000
	Bank of Nova Scotia
	(Portland Branch)	5.100%	1/14/08	10,000	10,000
	Bank of Nova Scotia
	(Portland Branch)	4.720%	2/1/08	15,000	15,000
	Barclays Bank PLC
	(New York Branch)	4.840%	2/29/08	10,000	10,000
	Barclays Bank PLC
	(New York Branch)	4.850%	3/25/08	10,000	10,000
	BNP Paribas (New York Branch)	5.210%	1/2/08	5,000	5,000
	BNP Paribas (New York Branch)	4.970%	2/20/08	10,000	10,000
	BNP Paribas (New York Branch)	5.130%	3/3/08	14,000	14,000
	Calyon (New York Branch)	5.150%	1/2/08	8,000	8,000
	Calyon (New York Branch)	4.900%	2/1/08	5,000	5,000

Vanguard® Money Market Portfolio

Canadian Imperial Bank of
Commerce (New York Branch)	4.740%	2/1/08	3,000	3,000
Canadian Imperial Bank of
Commerce (New York Branch)	4.960%	2/19/08	10,000	10,000
Commonwealth Bank of
Australia (New York Branch)	4.980%	3/17/08	3,000	3,000
Credit Suisse (New York Branch)	5.480%	3/7/08	8,000	8,000
Credit Suisse (New York Branch)	5.480%	3/10/08	7,000	7,000
Credit Suisse (New York Branch)	5.330%	3/17/08	5,000	5,000
Deutsche Bank AG
(New York Branch)	4.700%	2/1/08	20,000	20,000
Dexia Credit Local
(New York Branch)	5.030%	3/3/08	15,000	15,000
Fortis Bank NV-SA
(New York Branch)	4.800%	1/28/08	3,000	3,000
Fortis Bank NV-SA
(New York Branch)	4.750%	1/29/08	10,000	10,000
Fortis Bank NV-SA
(New York Branch)	4.900%	2/19/08	15,000	15,000
Fortis Bank NV-SA
(New York Branch)	4.680%	4/1/08	5,000	5,000
HBOS Treasury Services PLC
(New York Branch)	5.500%	3/14/08	15,000	15,000
KBC Bank N.V.
(New York Branch)	4.700%	2/4/08	8,000	8,000
Nordea Bank Finland PLC
(New York Branch)	5.000%	2/21/08	15,000	15,000
Nordea Bank Finland PLC
(New York Branch)	5.130%	3/7/08	10,000	10,000
Rabobank Nederland
(New York Branch)	5.070%	1/2/08	8,000	8,000
Rabobank Nederland
(New York Branch)	4.950%	1/22/08	15,000	15,000
Rabobank Nederland
(New York Branch)	5.295%	1/30/08	3,000	3,000
Rabobank Nederland
(New York Branch)	5.080%	3/3/08	10,000	10,000
Svenska Handelsbanken, AB
(New York Branch)	4.740%	2/1/08	10,000	10,000
Svenska Handelsbanken, AB
(New York Branch)	5.440%	3/4/08	10,000	10,000
Toronto Dominion
(New York Branch)	4.980%	1/14/08	5,000	5,000
Toronto Dominion
(New York Branch)	5.020%	3/14/08	5,000	5,000
Toronto Dominion
(New York Branch)	4.980%	4/1/08	8,000	8,000
UBS AG (Stamford Branch)	5.520%	2/11/08	24,000	24,000
Westpac Banking Corp.
(New York Branch)	4.700%	4/1/08	10,000	10,000
				374,000
Total Certificates of Deposit (Cost $451,000)				451,000
Eurodollar Certificates of Deposit (12.6%)
ABN-AMRO Bank NV	5.010%	1/24/08	10,000	10,000
Australia & New Zealand
Banking Group, Ltd.	5.100%	1/22/08	8,000	8,000
Australia & New Zealand
Banking Group, Ltd.	4.980%	1/25/08	5,000	5,000
Barclays Bank PLC	5.600%	2/14/08	6,000	6,001

Vanguard® Money Market Portfolio

Barclays Bank PLC	5.480%	3/11/08	15,000	15,000
Barclays Bank PLC	5.530%	3/14/08	5,000	5,000
Credit Agricole S.A.	5.080%	2/29/08	19,000	19,000
Credit Agricole S.A.	4.900%	3/31/08	8,000	8,000
HBOS Treasury Services PLC	5.500%	3/14/08	20,000	20,000
HSBC Bank PLC	5.330%	1/30/08	3,000	3,000
ING Bank N.V.	4.940%	1/25/08	5,000	5,000
ING Bank N.V.	4.940%	1/28/08	10,000	10,000
ING Bank N.V.	4.850%	2/1/08	5,000	5,000
KBC Bank N.V.	5.230%	1/14/08	10,000	10,000
KBC Bank N.V.	5.350%	2/19/08	2,000	2,000
KBC Bank N.V.	5.080%	2/27/08	5,000	5,000
KBC Bank N.V.	5.070%	2/28/08	10,000	10,000
Lloyds TSB Bank PLC	4.870%	1/28/08	5,000	5,000
Lloyds TSB Bank PLC	4.640%	4/2/08	7,000	7,000
National Australia Bank, Ltd.	4.710%	2/1/08	5,000	5,000
National Australia Bank, Ltd.	5.030%	2/28/08	20,000	20,000
Royal Bank of Scotland PLC	5.480%	3/11/08	6,000	6,000
Societe Generale	4.850%	2/1/08	10,000	10,000
Toronto Dominion Bank	4.900%	2/19/08	20,000	20,000
Total Eurodollar Certificates of Deposit (Cost $219,001)				219,001
Other Notes (2.0%)
Bank of America, N.A.	5.420%	1/22/08	30,000	30,000
Bank of America, N.A.	5.050%	3/10/08	5,000	5,000
Total Other Notes (Cost $35,000)				35,000
Repurchase Agreements (12.2%)
Banc of America Securities, LLC
(Dated 12/31/07, Repurchase
Value $17,004,000, collateralized
by Federal Home Loan
Mortgage Corp. Discount
Note, 2/20/08)	4.350%	1/2/08	17,000	17,000
Barclays Capital Inc. (Dated
12/31/07, Repurchase Value
$25,006,000, collateralized by
Federal Home Loan Bank
4.375%, 3/17/10)	4.400%	1/2/08	25,000	25,000
BNP Paribas Securities Corp.
(Dated 12/31/07, Repurchase
Value $17,004,000, collateralized
by Federal Home Loan Bank
4.250%, 10/5/11)	4.250%	1/2/08	17,000	17,000
Citigroup Global Markets Inc.
(Dated 12/31/07, Repurchase
Value $4,001,000, collateralized
by Federal Home Loan Mortgage
Corp. 5.500%, 7/18/16)	4.050%	1/2/08	4,000	4,000
Deutsche Bank Securities, Inc.
(Dated 12/31/07, Repurchase
Value $12,003,000, collateralized
by Federal Home Loan Bank
4.750%, 12/16/16)	4.250%	1/2/08	12,000	12,000
Greenwich Capital Markets, Inc.
(Dated 12/31/07, Repurchase
Value $34,008,000, collateralized
by Federal Home Loan Bank
4.500%, 10/24/08, Federal
Home Loan Mortgage Corp.
4.875%, 2/17/09)	4.400%	1/2/08	34,000	34,000

Vanguard® Money Market Portfolio

J.P. Morgan Securities Inc.
(Dated 12/31/07, Repurchase
Value $11,002,000, collateralized
by Federal Home Loan Bank
Discount Note 1/17/08–7/25/08,
Federal Home Loan Bank 4.75%,
11/14/14, Federal Home Loan
Mortgage Corp. Discount Note,
1/9/08, Federal National
Mortgage Assn. Discount
Note, 1/25/08)	4.000%	1/2/08	11,000	11,000

Lehman Brothers Inc. (Dated
12/31/07, Repurchase Value
$25,006,000, collateralized by
Federal Home Loan Mortgage
Corp. 3.875%, 6/15/08, Federal
National Mortgage Assn.
3.250%, 8/15/08)	4.250%	1/2/08	25,000	25,000
RBC Capital Markets Corp.
(Dated 12/31/07, Repurchase
Value $19,005,000, collateralized
by Federal Home Loan Bank
Discount Note, 3/24/08)	4.400%	1/2/08	19,000	19,000
UBS Securities LLC (Dated
12/31/07, Repurchase Value
$47,535,000, collateralized by
Federal National Mortgage
Assn. 6.625%, 11/15/30)	4.400%	1/2/08	47,512	47,512
Total Repurchase Agreements (Cost $211,512)				211,512
Total Investments (99.3%) (Cost $1,723,526)				1,723,526
Other Assets and Liabilities (0.7%)
Other Assets—Note B				15,565
Liabilities				(3,115)
				12,450
Net Assets (100%)
Applicable to 1,735,950,610 outstanding $.001 shares of
beneficial interest (unlimited authorization)				1,735,976
Net Asset Value Per Share				$1.00

At December 31, 2007, net assets consisted of:
	Amount	Per
	($000)	Share
Paid-in Capital	1,735,950	$1.00
Undistributed Net Investment Income	—	—
Accumulated Net Realized Gains	26	—
Unrealized Appreciation	—	—
Net Assets	1,735,976	$1.00

•  See Note A in Notes to Financial Statements.

1  Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.

2  The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

3  Adjustable-rate note.

4  Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At December 31, 2007, the aggregate value of these securities was $176,276,000, representing 10.2% of net assets.

Vanguard® Money Market Portfolio

Statement of Operations

Year Ended
December 31, 2007
($000)
Investment Income
Income
Interest	79,992
Total Income	79,992
Expenses
The Vanguard Group—Note B
Investment Advisory Services	126
Management and Administrative	1,648
Marketing and Distribution	386
Custodian Fees	42
Auditing Fees	22
Shareholders’ Reports	25
Trustees’ Fees and Expenses	2
Total Expenses	2,251
Net Investment Income	77,741
Realized Net Gain (Loss) on
Investment Securities Sold	13
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	—
Net Increase (Decrease) in Net Assets
Resulting from Operations	77,754

Vanguard® Money Market Portfolio

Statement of Changes in Net Assets

	Year Ended December 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	77,741	56,703
Realized Net Gain (Loss)	13	(8)
Change in Unrealized Appreciation (Depreciation)	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	77,754	56,695
Distributions
Net Investment Income	(77,741)	(56,703)
Realized Capital Gain	—	—
Total Distributions	(77,741)	(56,703)
Capital Share Transactions (at $1.00)
Issued	873,567	914,667
Issued in Lieu of Cash Distributions	77,741	56,703
Redeemed	(525,071)	(600,748)
Net Increase (Decrease) from Capital Share Transactions	426,237	370,622
Total Increase (Decrease)	426,250	370,614
Net Assets
Beginning of Period	1,309,726	939,112
End of Period	1,735,976	1,309,726

Vanguard® Money Market Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.051	.049	.031	.012	.010
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.051	.049	.031	.012	.010
Distributions
Dividends from Net Investment Income	(.051)	(.049)	(.031)	(.012)	(.010)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.051)	(.049)	(.031)	(.012)	(.010)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	5.25%	5.03%	3.17%	1.26%	1.01%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,736	$1,310	$939	$840	$862
Ratio of Total Expenses to
Average Net Assets	0.15%	0.15%	0.15%	0.15%	0.20%
Ratio of Net Investment Income to
Average Net Assets	5.12%	4.96%	3.14%	1.26%	1.01%

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard® Money Market Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Money Market Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in short-term debt instruments of companies primarily operating in specific industries, particularly financial services; the issuers’ abilities to meet their obligations may be affected by economic developments in such industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued at amortized cost, which approximates market value.

2. Repurchase Agreements: The portfolio may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Dividends from net investment income are declared daily and paid on the first business day of the following month.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2007, the portfolio had contributed capital of $143,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.14% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the portfolio’s current fiscal year. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004–2007) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the portfolio’s financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Vanguard Variable Insurance Fund Money Market Portfolio:

Vanguard® Money Market Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Variable Insurance Fund Money Market Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 8, 2008

Vanguard® Money Market Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return.

This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•  Based on hypothetical 5% yearly return.

This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the current prospectus.

Six Months Ended December 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Money Market Portfolio	6/30/2007	12/31/2007	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,025.77	$0.77
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.45	0.77

1  The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.15%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® REIT Index Portfolio

Vanguard® REIT Index Portfolio

After several years near the top of the performance tables, real estate investment trusts were one of the market’s trouble spots in 2007. The REIT Index Portfolio returned –16.6% as real estate prices retreated and the industry was swept up in concerns about the collapse of subprime-mortgage loans. The portfolio’s return was in line with those of the MSCI US REIT Index and the Target REIT Composite Index (which, like the portfolio, includes a small cash position), but was a bit behind the average return of competing real estate funds.

The table below shows the returns for your portfolio and its comparative standards over the past year. For additional perspective, we also present their annualized returns since the portfolio’s inception in 1999.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

REITs’ years-long rally came to an end in 2007

Prior to 2007, REITs had been among the stock market’s best performers for quite a while. In the four years through December 31, 2006, they returned 27.8% annually, on average—about 10 percentage points per year more than the broad stock market.

The rapid climb stretched valuations, driving REITs’ yields lower and their price/earnings ratios higher. Such optimistic valuations left REITs vulnerable to any signs of weakness in the real estate market. Those signs emerged in 2007, first among mortgage loans to borrowers with poor credit and then in the broad real estate market.

By the end of the year, residential prices were in retreat, and the outlook for commercial real estate was a question mark. The REIT Index Portfolio recorded a 12-month return of –16.6%. Industrial REITs, such as those involved with warehouses, held up best. For example, ProLogis, the world’s largest developer and manager of distribution facilities and one of the portfolio’s largest holdings, returned about 7%. Residential REITS—such as Equity Residential, an owner and developer of apartment buildings that is another significant portfolio holding—produced the worst returns.

REITs are a volatile investment, but can be a useful one

A narrowly focused investment such as the REIT Index Portfolio can be expected to produce returns that are more volatile than those of the broad market. Since its 1999 inception, the portfolio has lived up to such expectations. Its return has averaged 13.9% a year, but that average includes a one-year high of 35.5% and a one-year low of –16.6%, the 2007 result.

For investors who can tolerate such dramatic ups and downs, a modest allocation to the REIT Index Portfolio can provide useful diversification to a balanced investment program that includes both stocks and bonds. Because of its historically low costs and broad diversification among REITS, the portfolio offers an efficient way to add real estate exposure to an investment plan.

Vanguard® REIT Index Portfolio

Total Returns
		February 9, 1999,[1] Through
		December 31, 2007
	Year Ended	Average
	December 31, 2007	Annual Return
REIT Index Portfolio	–16.6%	13.9%
Target REIT Composite[2]	–16.4	14.2
MSCI US REIT Index[3]	–16.8	14.4
Average Real Estate Fund[4]	–14.8	14.1

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[5]
Your portfolio compared with its peer group
		Average
		Real Estate
	Portfolio	Fund
REIT Index Portfolio	0.30%	1.55%

1  Portfolio inception.

2  The Target REIT Composite consists of the MSCI US REIT Index adjusted to include a 2% cash position (represented by the Lipper Money Market Average).

3  Formerly known as the Morgan Stanley REIT Index. The name was changed in June 2005 by Morgan Stanley Capital International (MSCI), the index sponsor.

4  Derived from data provided by Lipper Inc.

5  Portfolio expense ratio reflects the 12 months ended December 31, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

Vanguard® REIT Index Portfolio

Portfolio Profile

As of December 31, 2007

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	96	96	4,843
Median Market Cap	$5.7B	$5.7B	$37.7B
Price/Earnings Ratio	31.4x	31.5x	17.8x
Price/Book Ratio	2.2x	2.2x	2.7x
Yield	4.6%[3]	4.9%	1.8%
Return on Equity	9.1%	9.1%	19.2%
Earnings Growth Rate	4.6%	4.6%	20.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	29.3%	—	—
Expense Ratio	0.30%	—	—
Short-Term Reserves	2.0%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Target Index[4]	Broad Index[2]
R-Squared	1.00	0.47
Beta	1.00	1.41

Portfolio Allocation by REIT Type

Retail	28.8%
Specialized	22.1
Office	16.9
Residential	14.4
Industrial	10.2
Diversified	7.6

Vanguard® REIT Index Portfolio

Ten Largest Holdings[5] (% of total net assets)

Simon Property
Group, Inc. REIT	retail REITs	7.3%
ProLogis REIT	industrial REITs	6.1
Vornado Realty	diversified
Trust REIT	REITs	4.5
Boston
Properties, Inc. REIT	office REITs	4.1
Equity Residential REIT	residential REITs	3.8
Public Storage, Inc. REIT	specialized REITs	3.5
General Growth
Properties Inc. REIT	retail REITs	3.4
Host Hotels &
Resorts Inc. REIT	specialized REITs	3.3
Kimco Realty Corp. REIT	retail REITs	3.1
Avalonbay
Communities, Inc. REIT	residential REITs	2.8
Top Ten		41.9%

Investment Focus

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by an index. If a portfolio’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of the level of dividends, interest, capital gains distributions, and return-of-capital distributions received by the portfolio. The index yield is based on the current annualized rate of dividends and other distributions provided by securities in the index.

1  MSCI US REIT Index.

2  Dow Jones Wilshire 5000 Index.

3  This dividend yield may include some payments that represent a return of capital, capital gains distributions, or both by the underlying REITs. These amounts are determined by each REIT at the end of its fiscal year.

4  The Target REIT Composite, consisting of the MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).

5  “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Vanguard® REIT Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Cumulative Performance: February 9, 1999–December 31, 2007

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended December 31, 2007			Final Value
	One	Five	Since	of a $10,000
	Year	Years	Inception[1]	Investment
REIT Index Portfolio	–16.60%	17.35%	13.93%	$31,876
Dow Jones Wilshire 5000 Index	5.73	14.07	4.81	15,187
MSCI US REIT Index	–16.82	17.91	14.36	32,977
Target REIT Composite[2]	–16.40	17.62	14.16	32,460
Average Real Estate Fund[3]	–14.83	18.17	14.12	32,369

Fiscal-Year Total Returns (%): February 9, 1999–December 31, 2007

1  February 9, 1999.

2  The Target REIT Composite consists of the MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).

3  Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

Vanguard® REIT Index Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2007

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Real Estate Investment Trusts (98.0%)
Diversified REITs (7.4%)
Vornado Realty Trust REIT	207,425	18,243
Liberty Property Trust REIT	138,363	3,986
Washington REIT	70,788	2,223
Colonial Properties Trust REIT	67,651	1,531
^Cousins Properties, Inc. REIT	58,616	1,295
PS Business Parks, Inc. REIT	24,340	1,279
Investors Real Estate Trust
REIT	84,182	755
CapLease, Inc. REIT	69,119	582
		29,894
Industrial REITs (10.0%)
ProLogis REIT	389,595	24,693
AMB Property Corp. REIT	151,544	8,723
First Industrial Realty Trust
REIT	68,959	2,386
DCT Industrial Trust Inc. REIT	255,298	2,377
EastGroup Properties, Inc.
REIT	35,965	1,505
First Potomac REIT	36,721	635
		40,319
Office REITs (16.6%)
Boston Properties, Inc. REIT	180,479	16,570
SL Green Realty Corp. REIT	90,262	8,436
Duke Realty Corp. REIT	218,248	5,692
Alexandria Real Estate
Equities, Inc. REIT	47,885	4,869
Digital Realty Trust, Inc. REIT	92,479	3,548
Mack-Cali Realty Corp. REIT	103,069	3,504
Douglas Emmett, Inc. REIT	133,224	3,012
Kilroy Realty Corp. REIT	49,609	2,727
HRPT Properties Trust REIT	339,587	2,625
Highwood Properties, Inc.
REIT	82,335	2,419
BioMed Realty Trust, Inc.
REIT	99,289	2,301
Brandywine Realty Trust REIT	125,080	2,243

Vanguard® REIT Index Portfolio

Corporate Office Properties
Trust, Inc. REIT	67,671	2,132
Maguire Properties, Inc. REIT	57,044	1,681
American Financial Realty
Trust REIT	195,841	1,571
Franklin Street
Properties Corp. REIT	91,270	1,351
Lexington Realty Trust REIT	92,311	1,342
Parkway Properties Inc. REIT	23,917	884
		66,907
Residential REITs (14.1%)
Equity Residential REIT	420,152	15,323
Avalonbay Communities, Inc.
REIT	120,940	11,385
Apartment Investment
& Management Co.
Class A REIT	146,711	5,095
Camden Property Trust REIT	85,180	4,101
UDR, Inc. REIT	204,300	4,055
Essex Property Trust, Inc.
REIT	38,227	3,727
BRE Properties Inc.
Class A REIT	76,909	3,117
Post Properties, Inc. REIT	66,240	2,326
Home Properties, Inc. REIT	50,898	2,283
Equity Lifestyle
Properties, Inc. REIT	34,883	1,593
Mid-America Apartment
Communities, Inc. REIT	36,634	1,566
American Campus
Communities, Inc. REIT	41,139	1,105
Sun Communities, Inc. REIT	25,994	548
Education Realty Trust, Inc.
REIT	42,641	479
GMH Communities Trust REIT	60,095	332
		57,035
Retail REITs (28.3%)
Simon Property Group, Inc.
REIT	338,724	29,422
General Growth
Properties Inc. REIT	335,109	13,800
Kimco Realty Corp. REIT	344,201	12,529
The Macerich Co. REIT	108,954	7,742
Developers Diversified
Realty Corp. REIT	188,290	7,210
Federal Realty Investment
Trust REIT	85,508	7,024
Regency Centers Corp. REIT	105,409	6,798
Realty Income Corp. REIT	153,283	4,142
Taubman Co. REIT	80,237	3,947
Weingarten Realty
Investors REIT	118,035	3,711
National Retail Properties

Vanguard® REIT Index Portfolio

	REIT	107,846	2,521
	CBL & Associates
	Properties, Inc. REIT	94,193	2,252
	Tanger Factory Outlet
	Centers, Inc. REIT	47,543	1,793
	Pennsylvania REIT	58,787	1,745
	Inland Real Estate Corp. REIT	93,704	1,327
	Equity One, Inc. REIT	55,996	1,290
	Acadia Realty Trust REIT	46,410	1,189
*	Alexander’s, Inc. REIT	3,047	1,076
	Saul Centers, Inc. REIT	16,163	864
	Glimcher Realty Trust REIT	57,169	817
	Getty Realty Holding Corp.
	REIT	26,034	695
	Cedar Shopping
	Centers, Inc. REIT	67,193	687
	Kite Realty Group Trust REIT	43,824	669
	Ramco-Gershenson
	Properties Trust REIT	27,604	590
	Urstadt Biddle Properties
	Class A REIT	28,157	436
			114,276
Specialized REITs (21.6%)
	Public Storage, Inc. REIT	193,949	14,238
	Host Hotels & Resorts Inc.
	REIT	791,797	13,492
	HCP, Inc. REIT	312,873	10,882
	Ventas, Inc. REIT	202,255	9,152
	Health Care Inc. REIT	122,825	5,489
	Hospitality Properties
	Trust REIT	142,317	4,585
	Nationwide Health
	Properties, Inc. REIT	137,927	4,331
	Senior Housing Properties
	Trust REIT	134,520	3,051
	DiamondRock
	Hospitality Co. REIT	136,363	2,043
	Entertainment Properties
	Trust REIT	42,453	1,995
	LaSalle Hotel Properties REIT	60,810	1,940
	Strategic Hotels and
	Resorts, Inc. REIT	112,801	1,887
	Healthcare Realty Trust Inc.
	REIT	72,676	1,845
	Sunstone Hotel
	Investors, Inc. REIT	90,718	1,659
	Omega Healthcare
	Investors, Inc. REIT	103,129	1,655
	FelCor Lodging Trust, Inc.
	REIT	89,946	1,402
	Extra Space Storage Inc. REIT	93,429	1,335
	Sovran Self Storage, Inc. REIT	32,771	1,314
	Ashford Hospitality Trust REIT	176,643	1,270

Vanguard® REIT Index Portfolio

National Health Investors REIT	35,522	991
Medical Properties
Trust Inc. REIT	74,590	760
LTC Properties, Inc. REIT	28,206	707
U-Store-It Trust REIT	74,272	680
Universal Health Realty
Income REIT	16,832	597
		87,300
Total Real Estate Investment Trusts
(Cost $425,705)		395,731
Temporary Cash Investments (2.1%)
1 Vanguard Market Liquidity
Fund, 4.664%	7,964,194	7,964
1 Vanguard Market Liquidity
Fund, 4.664%—Note E	370,300	370
Total Temporary Cash Investments
(Cost $8,334)		8,334
Total Investments (100.1%)
(Cost $434,039)		404,065
Other Assets and Liabilities (–0.1%)
Other Assets—Note B		4,139
Liabilities—Note E		(4,681)
		(542)
Net Assets (100%)
Applicable to 21,325,591 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		403,523
Net Asset Value Per Share		$18.92

At December 31, 2007, net assets consisted of:[2]
	Amount	Per
	($000)	Share
Paid-in Capital	294,244	$13.80
Undistributed Net
Investment Income	11,702.55
Accumulated Net
Realized Gains	127,551	5.98
Unrealized Depreciation	(29,974)	(1.41)
Net Assets	403,523	$18.92

•  See Note A in Notes to Financial Statements.

^  Part of security position is on loan to broker-dealers. See Note E in Notes to Financial Statements.

*  Non-income-producing security.

1  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2  See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Vanguard® REIT Index Portfolio

Statement of Operations

Year Ended
December 31, 2007
($000)
Investment Income
Income
Dividends	13,742
Interest[1]	527
Security Lending	3
Total Income	14,272
Expenses
The Vanguard Group—Note B
Investment Advisory Services	79
Management and Administrative	1,369
Marketing and Distribution	142
Custodian Fees	41
Auditing Fees	22
Shareholders’ Reports	15
Trustees’ Fees and Expenses	1
Total Expenses	1,669
Net Investment Income	12,603
Realized Net Gain (Loss)
Capital Gain Distributions Received	8,382
Investment Securities Sold	119,122
Realized Net Gain (Loss)	127,504
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(229,144)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(89,037)

Vanguard® REIT Index Portfolio

Statement of Changes in Net Assets

	Year Ended December 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	12,603	11,666
Realized Net Gain (Loss)	127,504	49,218
Change in Unrealized Appreciation (Depreciation)	(229,144)	100,008
Net Increase (Decrease) in Net Assets Resulting from Operations	(89,037)	160,892
Distributions
Net Investment Income	(11,971)	(11,079)
Realized Capital Gain[2]	(48,925)	(35,082)
Total Distributions	(60,896)	(46,161)
Capital Share Transactions—Note F
Issued	97,134	126,638
Issued in Lieu of Cash Distributions	60,896	46,161
Redeemed	(249,278)	(96,147)
Net Increase (Decrease) from Capital Share Transactions	(91,248)	76,652
Total Increase (Decrease)	(241,181)	191,383
Net Assets
Beginning of Period	644,704	453,321
End of Period[3]	403,523	644,704

1  Interest income from an affiliated company of the portfolio was $527,000.

2  Includes fiscal 2007 and 2006 short-term gain distributions totaling $1,301,000 and $692,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

3  Net Assets—End of Period includes undistributed net investment income of $11,702,000 and $11,070,000.

Vanguard® REIT Index Portfolio

Financial Highlights

	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$24.98	$20.26	$20.09	$16.09	$12.84
Investment Operations
Net Investment Income	.51[1]	.44	.50	.536	.490
Net Realized and Unrealized Gain (Loss)
on Investments	(4.23)	6.28	1.53	4.229	3.755
Total from Investment Operations	(3.72)	6.72	2.03	4.765	4.245
Distributions
Dividends from Net Investment Income	(.46)	(.48)	(.58)	(.460)	(.560)
Distributions from Realized Capital Gains	(1.88)	(1.52)	(1.28)	(.305)	(.435)
Total Distributions	(2.34)	(2.00)	(1.86)	(.765)	(.995)
Net Asset Value, End of Period	$18.92	$24.98	$20.26	$20.09	$16.09

Total Return	–16.60%	34.93%	11.83%	30.51%	35.48%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$404	$645	$453	$412	$297
Ratio of Total Expenses to
Average Net Assets	0.30%	0.31%	0.31%	0.31%	0.36%
Ratio of Net Investment Income to
Average Net Assets	2.25%	2.14%	2.61%	3.52%	3.97%
Portfolio Turnover Rate	29%	19%	21%	24%	12%

1  Calculated based on average shares outstanding.

Notes to Financial Statements

Vanguard Variable Insurance Fund REIT Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

Vanguard® REIT Index Portfolio

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Distributions received from REITs are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2007, the portfolio had contributed capital of $36,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.04% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2007, the portfolio had $15,554,000 of ordinary income and $124,518,000 of long-term capital gains available for distribution.

At December 31, 2007, the cost of investment securities for tax purposes was $434,069,000. Net unrealized depreciation of investment securities for tax purposes was $30,004,000, consisting of unrealized gains of $21,369,000 on securities that had risen in value since their purchase and $51,373,000 in unrealized losses on securities that had fallen in value since their purchase.

Vanguard® REIT Index Portfolio

D. During the year ended December 31, 2007, the portfolio purchased $160,964,000 of investment securities and sold $287,377,000 of investment securities other than temporary cash investments.

E. The market value of securities on loan to broker-dealers at December 31, 2007, was $356,000, for which the portfolio received cash collateral of $370,000.

F. Capital shares issued and redeemed were:

	Year Ended December 31,
	2007	2006
	Shares	Shares
	(000)	(000)
Issued	4,117	5,692
Issued in Lieu of Cash Distributions	2,632	2,177
Redeemed	(11,231)	(4,438)
Net Increase (Decrease) in Shares Outstanding	(4,482)	3,431

G. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the portfolio’s current fiscal year. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004–2007) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the portfolio’s financial statements.

Vanguard® REIT Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Vanguard Variable Insurance Fund REIT Index Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Variable Insurance Fund REIT Index Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 8, 2008

Special 2007 tax information (unaudited) for corporate shareholders only for Vanguard Variable Insurance Fund REIT Index Portfolio

This information for the fiscal year ended December 31, 2007, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $47,648,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

Vanguard® REIT Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return.

This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•  Based on hypothetical 5% yearly return.

This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
REIT Index Portfolio	6/30/2007	12/31/2007	Period[1]
Based on Actual Portfolio Return	$1,000.00	$891.19	$1.43
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.69	1.53

1  The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.30%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® Short-Term Investment-Grade Portfolio

Vanguard® Short-Term Investment-Grade Portfolio

During fiscal-year 2007, the Short-Term Investment-Grade Portfolio returned 5.9%, slightly behind the result of its benchmark (6.1%) and well ahead of the average result for its peers (4.3%). The second half of the year was marked by turbulent financial markets, which the fund weathered well.

Please note that the portfolio returns in the Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

At the end of 2007, the portfolio yielded 4.80%, compared with 5.01% a year earlier.

The portfolio did well despite concerns that roiled the markets

Events in the second half of 2007 had a marked impact on the portfolio’s performance. It was a volatile period, triggered in the summer by an intensification of the subprime-mortgage crisis that spilled over into the stock and bond markets and prompted the Federal Reserve Board to cut the federal funds target rate three times between August and the end of December. (The Fed was also keeping the prospect of a slowing economy in mind.)

These actions increased bond prices, although the portfolio’s price rise (capital return) lagged that of its benchmark. This is because the portfolio’s duration, a measure of the sensitivity of bond price changes to interest rate changes, was 2.3 years compared with the benchmark’s 2.8 years. When interest rates decline, the price of shorter-duration bonds rises less than that of longer-duration securities; when rates rise, the converse is true.

The subprime-related stresses also engendered a “flight to quality,” as investors fled riskier investments in favor of higher-quality assets, pushing prices of those assets higher in the process. This benefited the portfolio because of its emphasis on higher-quality bonds, including holdings of U.S. Treasury and government-agency securities (a combined 21% of portfolio assets at year-end). Excellent security selection by the advisor, especially in the financials and asset-backed sectors, also boosted returns.

Underpinning the portfolio’s results, in any type of economic environment, are its low costs—0.15% for the portfolio versus the peer-group average of 0.94% as of year-end 2007. Compared with the peer average, this means that substantially less is deducted from the portfolio’s returns to cover expenses, and more of the portfolio’s returns are passed along to you. Moreover, a high expense ratio may tempt a fund to take on riskier investments in an attempt to overcome the cost hurdle.

The portfolio’s advantages built up over the long term

Since its inception in 1999, the portfolio has benefited from its low-cost structure and disciplined management from its advisor, Vanguard Fixed Income Group. The portfolio’s solid 4.8% average annual return since its inception outpaced the 4.1% annualized return for peer funds. In dollar terms, this means that a hypothetical investment of $10,000 at the portfolio’s inception would have grown over the decade to $15,220; in contrast, the portfolio’s peer funds would have produced $14,260 for the same period.

Vanguard® Short-Term Investment-Grade Portfolio

Total Returns
		February 8, 1999[1]–
		December 31, 2007
	Year Ended	Average
	December 31, 2007	Annual Return
Short-Term Investment-Grade Portfolio	5.9%	4.8%
Lehman 1–5 Year U.S. Credit Index	6.1	5.5
Average 1–5 Year Investment-Grade Debt Fund[2]	4.3	4.1

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[3]
Your portfolio compared with its peer group
		Average 1–5 Year
		Investment Grade
	Portfolio	Debt Fund
Short-Term Investment-Grade Portfolio	0.15%	0.94%

1  Portfolio inception.

2  Derived from data provided by Lipper Inc.

3  Portfolio expense ratio reflects the 12 months ended December 31, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

Vanguard® Short-Term Investment-Grade Portfolio

Portfolio Profile

As of December 31, 2007

Financial Attributes
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Issues	714	1,201	9,193
Yield	4.8%	—	—
Yield to Maturity	5.0%[3]	5.0%	4.9%
Average Coupon	5.3%	5.8%	5.5%
Average Effective
Maturity	2.9 years	3.1 years	7.1 years
Average Quality[4]	Aa2	A1	Aa1
Average Duration	2.3 years	2.8 years	4.4 years
Expense Ratio	0.15%	—	—
Short-Term Reserves	2.1%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.94	0.80
Beta	0.73	0.40

Distribution by Maturity (% of portfolio)

Under 1 Year	20.4%
1–3 Years	48.6
3–5 Years	25.4
Over 5 Years	5.6

Sector Diversification[5] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	18.8%
Finance	30.1
Foreign Government	1.0
Government Mortgage-Backed	3.0
Industrial	19.3
Treasury/Agency	20.6
Utilities	4.3
Other	0.8
Short-Term Reserves	2.1%

Distribution by Credit Quality[4] (% of portfolio)

Aaa	47.9%
Aa	18.9
A	19.5
Baa	12.9
Ba	0.7
B	0.1

Vanguard® Short-Term Investment-Grade Portfolio

Investment Focus

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by an index. If a portfolio’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a portfolio’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

1  Lehman 1–5 Year U.S. Credit Index.

2  Lehman U.S. Aggregate Bond Index.

3  Before expenses.

4  Source: Moody’s Investors Service.

5  The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard® Short-Term Investment-Grade Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Cumulative Performance: February 8, 1999–December 31, 2007

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended December 31, 2007			Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
Short-Term Investment-Grade Portfolio	5.93%	3.75%	4.84%	$15,220
Lehman U.S. Aggregate Bond Index	6.97	4.42	5.78	16,479
Lehman 1–5 Year U.S. Credit Index	6.09	3.98	5.51	16,117
Average 1–5 Year Investment-Grade Debt Fund[2]	4.28	2.85	4.07	14,260

Fiscal-Year Total Returns (%): February 8, 1999–December 31, 2007

1  February 8, 1999.

2  Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

Vanguard® Short-Term Investment-Grade Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2007

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (11.0%)
U.S. Government Securities (7.9%)
U.S. Treasury Note	3.625%	1/15/10	2,100	2,124
U.S. Treasury Note	3.500%	2/15/10	200	202
U.S. Treasury Note	3.625%	6/15/10	3,000	3,041
U.S. Treasury Note	3.875%	7/15/10	2,600	2,653
U.S. Treasury Note	3.875%	9/15/10	2,000	2,043
U.S. Treasury Note	5.125%	6/30/11	12,100	12,853
U.S. Treasury Note	4.625%	8/31/11	2,900	3,035
U.S. Treasury Note	4.500%	9/30/11	10,100	10,534
				36,485
Mortgage-Backed Securities (3.1%)
Conventional Mortgage-Backed Securities (0.2%)
[1,2] Federal Home Loan
Mortgage Corp.	6.000%	4/1/17	234	241
[1,2] Federal National Mortgage Assn.	5.606%	2/1/37	181	184
[1,2] Federal National Mortgage Assn.	6.000%	12/1/16	277	283
[1,2] Federal National Mortgage Assn.	6.500%	9/1/16	208	212
[1,2] Federal National Mortgage Assn.	6.500%	9/1/16	95	97
[1,2] Federal National Mortgage Assn.	7.000%	4/1/13	44	45

Nonconventional Mortgage-Backed Securities (2.9%)
[1,2] Federal Home Loan
Mortgage Corp.	3.727%	8/1/33	150	150
[1,2] Federal Home Loan
Mortgage Corp.	3.831%	8/1/33	190	190
[1,2] Federal Home Loan
Mortgage Corp.	3.876%	7/1/33	864	866
[1,2] Federal Home Loan
Mortgage Corp.	3.930%	6/1/33	728	731
[1,2] Federal Home Loan
Mortgage Corp.	4.059%	5/1/33	144	145
[1,2] Federal Home Loan
Mortgage Corp.	4.074%	6/1/33	223	224
[1,2] Federal Home Loan
Mortgage Corp.	4.113%	5/1/33	306	308
[1,2] Federal Home Loan

Vanguard® Short-Term Investment-Grade Portfolio

	Mortgage Corp.	4.205%	2/1/33	224	227
	[1,2] Federal Home Loan
	Mortgage Corp.	4.266%	1/1/33	159	161
	[1,2] Federal Home Loan
	Mortgage Corp.	5.000%	7/15/24	400	401
	[1,2] Federal Home Loan
	Mortgage Corp.	5.500%	12/15/27	132	133
	[1,2] Federal Home Loan
	Mortgage Corp.	5.866%	8/1/37	1,011	1,027
	[1,2] Federal Home Loan
	Mortgage Corp.	7.114%	10/1/32	69	71
	[1,2] Federal Home Loan
	Mortgage Corp.	7.182%	9/1/32	104	107
	[1,2] Federal Home Loan
	Mortgage Corp.	7.254%	9/1/32	52	53
	[1,2] Federal Home Loan
	Mortgage Corp.	7.270%	8/1/32	34	35
[1,2]	Federal Home Loan
	Mortgage Corp.	7.274%	9/1/32	114	117
[1,2]	Federal National Mortgage Assn.	3.000%	8/25/32	25	25
[1,2]	Federal National Mortgage Assn.	3.402%	8/1/33	209	209
[1,2]	Federal National Mortgage Assn.	3.485%	8/1/33	207	208
[1,2]	Federal National Mortgage Assn.	3.634%	8/1/33	211	212
[1,2]	Federal National Mortgage Assn.	3.693%	8/1/33	72	73
[1,2]	Federal National Mortgage Assn.	3.695%	7/1/33	291	291
[1,2]	Federal National Mortgage Assn.	3.707%	8/1/33	388	388
[1,2]	Federal National Mortgage Assn.	3.712%	9/1/33	451	452
[1,2]	Federal National Mortgage Assn.	3.724%	6/1/33	400	401
[1,2]	Federal National Mortgage Assn.	3.740%	10/1/33	210	211
[1,2]	Federal National Mortgage Assn.	3.795%	9/1/33	855	858
[1,2]	Federal National Mortgage Assn.	3.803%	8/1/33	431	433
[1,2]	Federal National Mortgage Assn.	3.810%	7/1/33	468	474
[1,2]	Federal National Mortgage Assn.	3.962%	4/1/33	572	577
[1,2]	Federal National Mortgage Assn.	3.971%	5/1/33	554	560
[1,2]	Federal National Mortgage Assn.	4.005%	5/1/33	107	108
[1,2]	Federal National Mortgage Assn.	4.040%	5/1/33	343	345
[1,2]	Federal National Mortgage Assn.	4.099%	5/1/33	811	820
[1,2]	Federal National Mortgage Assn.	4.101%	4/1/33	172	174
[1,2]	Federal National Mortgage Assn.	4.209%	7/1/33	1,013	1,022
[1,2]	Federal National Mortgage Assn.	5.470%	12/1/32	76	77
[1,2]	Federal National Mortgage Assn.	5.500%	8/25/27	208	209
[1,2]	Federal National Mortgage Assn.	5.510%	8/1/37	204	207
[1,2]	Federal National Mortgage Assn.	7.063%	7/1/32	30	31
[1,2]	Federal National Mortgage Assn.	7.156%	9/1/32	16	17
[1,2]	Federal National Mortgage Assn.	7.208%	9/1/32	30	31
					14,421
Total U.S. Government and Agency Obligations (Cost $50,049)					50,906
Corporate Bonds (83.0%)
Asset-Backed/Commercial Mortgage-Backed Securities (21.8%)
[2,3]	American Express Credit
	Account Master Trust	5.478%	11/15/10	1,800	1,796
[2,3]	American Express Credit
	Account Master Trust	5.118%	3/15/12	370	368

Vanguard® Short-Term Investment-Grade Portfolio

[2,3]	American Express Credit
	Account Master Trust	5.057%	12/15/13	500	493
[2,3]	American Express
	Issuance Trust	5.057%	8/15/11	500	495
[2,4]	ARG Funding Corp.	4.020%	4/20/09	413	411
4	BA Covered Bond Issuer	5.500%	6/14/12	800	835
2	Banc of America
	Commercial Mortgage, Inc.	5.334%	9/10/45	330	333
2	Banc of America Funding Corp.	5.599%	9/20/46	1,646	1,643
2	Banc of America
	Mortgage Securities	7.527%	9/25/32	20	20
2	Banc of America
	Mortgage Securities	4.183%	5/25/33	213	211
2	Banc of America
	Mortgage Securities	3.544%	2/25/34	259	255
2	Banc of America
	Securities Auto Trust	5.180%	6/18/10	1,000	1,001
2	Bank of America
	Credit Card Trust	4.720%	5/15/13	1,600	1,610
[2,3]	Bank of America
	Credit Card Trust	5.047%	6/17/13	400	395
2	Bear Stearns Adjustable Rate
	Mortgage Trust	5.801%	10/25/36	1,663	1,653
2	Bear Stearns Adjustable Rate
	Mortgage Trust	5.480%	5/25/47	1,469	1,453
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.478%	10/12/41	1,100	1,115
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	4.254%	7/11/42	260	257
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.330%	1/12/45	250	251
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.574%	6/11/50	1,000	1,013
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.613%	6/11/50	930	942
[2,3,4]	BMW Floorplan Master
	Owner Trust	5.028%	9/17/11	2,500	2,439
2	BMW Vehicle Lease Trust	4.590%	8/15/13	700	698
2	Capital Auto Receivables
	Asset Trust	4.980%	5/15/11	450	452
2	Capital Auto Receivables
	Asset Trust	5.000%	12/15/11	360	363
2	Capital One Auto Finance Trust	5.250%	8/15/11	800	802
2	Capital One Multi-Asset
	Execution Trust	4.150%	7/16/12	880	868
[2,3]	Capital One Multi-Asset
	Execution Trust	5.028%	2/15/13	550	545
2	Capital One Prime Auto
	Receivables Trust	4.320%	8/15/09	83	83
2	Capital One Prime Auto
	Receivables Trust	4.990%	9/15/10	670	669
2	CarMax Auto Owner Trust	4.130%	5/15/09	26	26
2	CarMax Auto Owner Trust	4.210%	1/15/10	146	145

Vanguard® Short-Term Investment-Grade Portfolio

[2,3]	Chase Credit Card Master Trust	5.137%	7/15/10	1,700	1,699
2	Chase Issuance Trust	4.960%	9/17/12	460	467
[2,3]	Chase Issuance Trust	5.068%	10/15/12	600	594
2	Chase Issuance Trust	4.650%	12/17/12	100	100
2	Chase Manhattan Auto
	Owner Trust	3.870%	6/15/09	211	210
2	Chase Manhattan Auto
	Owner Trust	5.340%	7/15/10	1,198	1,198
2	Chase Manhattan Auto
	Owner Trust	3.980%	4/15/11	400	397
2	CIT Equipment Collateral	4.420%	5/20/09	150	150
2	Citibank Credit Card
	Issuance Trust	4.850%	2/10/11	900	902
2	Citibank Credit Card
	Issuance Trust	5.150%	3/7/11	825	823
2	Citibank Credit Card
	Issuance Trust	5.500%	6/22/12	1,100	1,124
2	Citibank Credit Card
	Issuance Trust	4.750%	10/22/12	1,000	1,007
2	Citigroup Commercial
	Mortgage Trust	5.700%	12/10/49	1,000	1,021
2	Citigroup Mortgage
	Loan Trust Inc.	5.924%	7/25/37	947	951
2	Citigroup Mortgage
	Loan Trust, Inc.	4.674%	3/25/34	213	211
2	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.655%	11/15/44	330	335
2	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.205%	12/11/49	1,325	1,326
2	CNH Equipment Trust	5.200%	8/16/10	579	581
[2,3]	CNH Wholesale
	Master Note Trust	5.137%	6/15/11	550	550
[2,3,4]	CNH Wholesale
	Master Note Trust	5.087%	7/15/12	650	646
2	Commercial Mortgage
	Pass-Through Certificates	5.811%	12/10/49	400	409
2	Countrywide Home Loans	4.063%	5/25/33	191	188
2	Countrywide Home Loans	3.487%	11/19/33	339	333
2	Countrywide Home Loans	5.357%	3/20/36	791	781
2	Countrywide Home Loans	5.462%	2/25/47	995	967
2	Credit Suisse Mortgage
	Capital Certificates	5.512%	2/15/39	300	304
2	Credit Suisse Mortgage
	Capital Certificates	5.723%	6/15/39	825	843
2	Credit Suisse Mortgage
	Capital Certificates	5.589%	9/15/40	700	709
2	DaimlerChrysler Auto Trust	5.330%	8/8/10	588	588
2	DaimlerChrysler Auto Trust	4.980%	2/8/11	800	800
[2,3]	DaimlerChrysler Master
	Owner Trust	5.057%	11/15/11	500	498
[2,3]	Discover Card Master Trust I	5.038%	9/16/10	1,000	999
2	First Horizon Mortgage
	Pass-Through Trust	5.678%	11/25/36	699	699

Vanguard® Short-Term Investment-Grade Portfolio

2	First Horizon Mortgage
	Pass-Through Trust	5.500%	1/25/37	1,740	1,723
2	First Union National Bank-
	Bank of America, N.A.
	Commercial Mortgage Trust	6.136%	3/15/33	123	129
[2,3]	Fleet Home Equity Loan Trust	5.199%	1/20/33	178	169
2	Ford Credit Auto Owner Trust	4.300%	8/15/09	79	79
2	Ford Credit Auto Owner Trust	5.160%	11/15/10	500	502
2	Ford Credit Auto Owner Trust	5.150%	11/15/11	545	550
2	GE Capital Commercial
	Mortgage Corp.	4.353%	6/10/48	450	446
[2,3]	GE Capital Credit Card
	Master Note Trust	5.068%	3/15/13	400	397
2	GMAC Mortgage Corp.
	Loan Trust	5.297%	11/19/35	299	300
[2,3]	Gracechurch Card Funding PLC	5.038%	9/15/10	800	797
[2,3]	Granite Master Issuer PLC	5.254%	12/17/54	200	195
[2,3]	Granite Master Issuer PLC	4.996%	12/20/54	600	598
2	Harley-Davidson
	Motorcycle Trust	2.070%	2/15/11	223	223
2	Harley-Davidson
	Motorcycle Trust	5.240%	1/15/12	200	200
2	Harley-Davidson
	Motorcycle Trust	3.560%	2/15/12	388	384
2	Harley-Davidson
	Motorcycle Trust	5.220%	3/15/12	700	703
2	Harley-Davidson
	Motorcycle Trust	5.100%	5/15/12	550	552
[2,4]	Harley-Davidson
	Motorcycle Trust	5.040%	10/15/12	650	652
2	Honda Auto Receivables
	Owner Trust	4.610%	8/17/09	161	161
2	Honda Auto Receivables
	Owner Trust	5.100%	3/18/11	1,300	1,305
2	Honda Auto Receivables
	Owner Trust	5.460%	5/23/11	600	608
2	Honda Auto Receivables
	Owner Trust	5.090%	7/18/13	130	131
2	Hyundai Auto Receivables Trust	5.110%	4/15/11	1,000	1,005
2	John Deere Owner Trust	3.980%	6/15/09	63	63
2	John Deere Owner Trust	5.040%	7/15/11	800	802
2	JP Morgan Mortgage Trust	5.300%	7/25/35	1,886	1,878
2	JPMorgan Chase Commercial
	Mortgage Securities	6.260%	3/15/33	145	150
2	JPMorgan Chase Commercial
	Mortgage Securities	4.625%	3/15/46	500	497
2	JPMorgan Chase Commercial
	Mortgage Securities	5.298%	5/15/47	400	403
2	JPMorgan Chase Commercial
	Mortgage Securities	5.803%	6/15/49	600	615
2	JPMorgan Chase Commercial
	Mortgage Securities	5.629%	2/12/51	550	558
2	JPMorgan Chase Commercial

Vanguard® Short-Term Investment-Grade Portfolio

	Mortgage Securities	5.827%	2/15/51	1,020	1,043
[2,3,4]	Kildare Securities Ltd.	5.206%	12/10/43	1,300	1,286
2	LB-UBS Commercial
	Mortgage Trust	5.303%	2/15/40	800	804
2	LB-UBS Commercial
	Mortgage Trust	5.318%	2/15/40	500	503
2	Master Adjustable Rate
	Mortgages Trust	3.823%	4/25/34	276	272
2	MBNA Credit Card
	Master Note Trust	4.200%	9/15/10	2,500	2,493
2	MBNA Credit Card
	Master Note Trust	3.650%	3/15/11	200	198
2	MBNA Credit Card
	Master Note Trust	4.900%	7/15/11	200	201
2	MBNA Credit Card
	Master Note Trust	4.500%	1/15/13	450	450
2	Merrill Auto Trust Securitization	4.100%	8/25/09	185	185
2	Merrill Lynch
	Mortgage Investors, Inc.	6.346%	2/25/33	213	212
2	Merrill Lynch
	Mortgage Investors, Inc.	4.610%	7/25/33	137	135
2	Merrill Lynch
	Mortgage Investors, Inc.	4.559%	2/25/34	154	152
2	Merrill Lynch
	Mortgage Investors, Inc.	5.504%	5/25/36	1,008	1,009
2	Merrill Lynch
	Mortgage Trust	5.725%	6/12/50	900	920
2	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.282%	8/12/48	500	501
2	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.693%	6/12/50	250	254
2	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.331%	3/12/51	400	402
2	Morgan Stanley Capital I	5.650%	6/13/42	1,850	1,884
2	Morgan Stanley Capital I	5.374%	3/12/44	570	576
2	Morgan Stanley Capital I	5.623%	12/12/49	400	406
[2,3]	Morgan Stanley Dean Witter
	Credit Card Home Equity
	Line of Credit Trust	5.135%	11/25/15	80	81
2	Morgan Stanley
	Mortgage Loan Trust	4.076%	2/25/34	333	329
2	Morgan Stanley
	Mortgage Loan Trust	5.427%	6/25/36	892	891
[2,3]	National City Credit Card
	Master Trust	5.078%	8/15/12	1,200	1,189
[2,3]	National City Credit Card
	Master Trust	5.078%	3/17/14	575	565
2	Nissan Auto Receivables
	Owner Trust	3.990%	7/15/09	287	286
2	Nissan Auto Receivables
	Owner Trust	4.190%	7/15/09	121	121
2	Nissan Auto Receivables
	Owner Trust	4.740%	9/15/09	472	471

Vanguard® Short-Term Investment-Grade Portfolio

[2,3]	Nissan Auto Receivables
	Owner Trust	5.057%	7/15/10	700	698
2	Nissan Auto Receivables
	Owner Trust	5.030%	5/16/11	260	262
2	Nissan Auto Receivables
	Owner Trust	5.450%	6/15/12	600	609
[2,3,4]	Nordstrom Private Label
	Credit Card Master Trust	5.087%	5/15/15	2,000	1,977
[2,3]	Permanent Master Issuer PLC	5.293%	1/15/16	700	690
2	PG&E Energy
	Recovery Funding LLC	4.140%	9/25/12	850	849
2	PG&E Energy
	Recovery Funding LLC	4.370%	6/25/14	1,000	994
2	Provident Funding
	Mortgage Loan Trust	4.034%	4/25/34	525	518
[2,3]	Rental Car Finance Corp.	5.065%	6/25/09	670	670
2	Residential Funding
	Mortgage Securities I	5.855%	8/25/36	1,333	1,341
2	Residential Funding
	Mortgage Securities I	5.967%	9/25/36	526	532
2	Salomon Brothers
	Mortgage Securities VII	4.114%	9/25/33	689	683
2	Sequoia Mortgage Trust	5.651%	9/20/46	1,667	1,655
2	Thornburg Mortgage
	Securities Trust	3.304%	3/25/44	311	304
2	USAA Auto Owner Trust	4.550%	2/16/10	546	544
2	USAA Auto Owner Trust	4.130%	11/15/11	500	497
2	USAA Auto Owner Trust	4.900%	2/15/12	700	703
[2,3]	Volkswagen Credit Auto
	Master Trust	4.969%	7/20/10	1,125	1,122
[2,3]	Wachovia Asset
	Securitization, Inc.	5.125%	6/25/33	60	56
2	Wachovia Auto
	Loan Owner Trust	5.100%	7/20/11	500	500
2	Wachovia Auto Owner Trust	5.390%	9/20/11	575	582
2	Wachovia Bank Commercial
	Mortgage Trust	5.569%	5/15/46	700	719
2	Wachovia Bank Commercial
	Mortgage Trust	5.275%	11/15/48	390	392
2	Washington Mutual Mortgage
	Pass-Through Certificates	6.537%	1/25/33	71	71
2	Washington Mutual Mortgage
	Pass-Through Certificates	3.842%	8/25/33	123	121
2	Washington Mutual Mortgage
	Pass-Through Certificates	4.047%	9/25/33	155	153
2	Wells Fargo Home Equity Trust	3.970%	5/25/34	508	501
2	Wells Fargo Mortgage Backed
	Securities Trust	5.637%	10/25/36	1,650	1,648
2	World Omni Auto
	Receivables Trust	5.010%	10/15/10	805	804
2	World Omni Auto
	Receivables Trust	5.230%	2/15/11	400	401
					101,240

Vanguard® Short-Term Investment-Grade Portfolio

Finance (34.1%)
	Banking (18.4%)
	AmSouth Bank NA	6.125%	3/1/09	500	504
[3,4]	ANZ National Bank
	International Ltd.	5.312%	4/14/08	1,000	1,000
[3,4]	ANZ National Bank
	International Ltd.	4.938%	8/7/09	400	398
3	Associated Bank NA	5.031%	2/1/08	250	250
3	Associated Bank NA	5.244%	6/2/08	850	848
	Astoria Financial Corp.	5.750%	10/15/12	250	256
[2,4]	Banco Mercantil del Norte	6.135%	10/13/16	450	448
4	Banco Mercantil del Norte SA
	(Cayman Islands)	5.875%	2/17/14	800	792
[3,4]	Banco Santander Chile	5.496%	12/9/09	400	400
	Bank of America
	Capital Trust XIV	5.630%	12/31/49	2,361	2,062
	Bank of America Corp.	5.375%	8/15/11	631	643
3	Bank of Ireland	5.016%	12/18/09	1,400	1,388
	Bank of New York Co., Inc.	5.050%	3/3/09	800	802
	Bank of New York Co., Inc.	5.410%	5/15/09	700	706
	Bank of New York Mellon	7.300%	12/1/09	100	105
	Bank of New York Mellon	4.950%	1/14/11	300	300
2	Bank of New York Mellon	3.400%	3/15/13	200	199
	Bank One Texas	6.250%	2/15/08	1,175	1,177
3	Barclays Bank PLC	4.989%	8/10/09	1,050	1,051
	Barclays Bank PLC	7.400%	12/15/09	150	157
	Barclays Bank PLC	5.450%	9/12/12	450	461
4	Barclays Bank PLC	7.375%	12/15/49	100	104
	BB&T Corp.	6.500%	8/1/11	1,375	1,437
[3,4]	BBVA US Senior
	S.A. Unipersonal	5.284%	4/17/09	2,500	2,490
3	Branch Banking & Trust Co.	5.174%	9/2/08	400	400
[3,4]	BTMU Curacao Holdings NV	5.261%	12/19/16	835	793
3	Canadian Imperial
	Bank of Commerce	5.090%	5/27/08	800	801
4	CBG Florida REIT Corp.	7.114%	2/15/49	560	496
3	Charter One Bank N.A.	5.115%	4/24/09	630	615
	Charter One Bank N.A.	5.500%	4/26/11	380	384
3	Citigroup Global Markets	5.091%	3/17/09	1,300	1,296
3	Citigroup, Inc.	5.286%	6/9/09	1,735	1,722
	Citigroup, Inc.	5.250%	2/27/12	100	101
	Citigroup, Inc.	5.300%	10/17/12	1,100	1,114
4	Commonwealth
	Bank of Australia	5.000%	11/6/12	500	507
4	Commonwealth
	Bank of Australia	6.024%	3/15/49	450	417
[3,4]	Compass Bank	5.843%	10/9/09	1,070	1,063
[3,4]	Credit Agricole	5.103%	5/28/10	2,125	2,102
[2,4]	Credit Agricole	6.637%	5/31/49	175	162
	Credit Suisse First
	Boston USA, Inc.	4.125%	1/15/10	750	746
3	Credit Suisse First
	Boston USA, Inc.	5.069%	8/15/10	600	597

Vanguard® Short-Term Investment-Grade Portfolio

	Credit Suisse First
	Boston USA, Inc.	5.500%	8/16/11	500	513
	Deutsche Bank Financial, Inc.	7.500%	4/25/09	445	462
[3,4]	Deutsche Bank Financial, Inc.	5.304%	4/30/09	270	270
3	Deutsche Bank New York Branch	5.132%	8/21/09	1,050	1,050
4	Development Bank
	of Singapore Ltd.	7.875%	8/10/09	460	479
[3,4]	Development Bank
	of Singapore Ltd.	5.097%	5/16/17	1,250	1,177
[3,4]	DnB NOR Bank ASA	5.312%	10/13/09	1,400	1,386
	Fifth Third Bank	3.375%	8/15/08	1,000	990
3	First Tennessee Bank	5.131%	12/17/09	500	501
	FirstStar Bank	7.125%	12/1/09	85	89
	GreenPoint Financial Corp.	3.200%	6/6/08	850	839
4	HBOS Treasury Services PLC	4.000%	9/15/09	2,000	1,976
	HSBC Bank PLC	6.950%	3/15/11	400	422
3	HSBC Bank USA	5.187%	12/14/09	1,500	1,484
4	ICICI Bank Ltd.	5.750%	1/12/12	200	193
2	Independence Community Bank	3.750%	4/1/14	315	314
	JPMorgan Chase & Co.	4.600%	1/17/11	1,800	1,796
	JPMorgan Chase & Co.	6.625%	3/15/12	460	487
	JPMorgan Chase & Co.	5.375%	10/1/12	1,165	1,188
2	JPMorgan Chase & Co.	4.891%	9/1/15	560	544
	KeyCorp	4.700%	5/21/09	300	300
3	KeyCorp	4.965%	5/26/09	430	429
4	Lloyds TSB Group PLC	6.267%	11/14/49	475	432
[2,4]	Manufacturers &
	Traders Trust Co.	3.850%	4/1/13	400	398
	Marshall & Ilsley Bank	5.150%	2/22/12	500	500
3	MBNA Corp.	5.308%	5/5/08	2,600	2,602
	Mellon Capital IV	6.244%	6/29/49	750	691
	Mellon Funding Corp.	6.700%	3/1/08	650	652
	Mellon Funding Corp.	3.250%	4/1/09	1,150	1,137
	National Australia Bank	8.600%	5/19/10	420	457
	North Fork Bancorp., Inc.	5.875%	8/15/12	134	130
	PNC Funding Corp.	6.500%	5/1/08	205	206
3	PNC Funding Corp.	5.252%	6/12/09	525	522
	PNC Funding Corp.	5.125%	12/14/10	660	671
3	Regions Financial Corp.	4.978%	8/8/08	2,000	1,999
	Regions Financial Corp.	6.375%	5/15/12	375	391
	Republic New York Corp.	5.875%	10/15/08	210	211
3	Royal Bank of Canada	4.896%	3/20/08	600	600
	Royal Bank of Canada	5.290%	2/2/09	2,600	2,612
[3,4]	Royal Bank of
	Scotland Group PLC	5.230%	7/21/08	2,300	2,282
	Santander Finance Issuances	6.375%	2/15/11	400	416
[3,4]	Santander U.S. Debt,
	S.A. Unipersonal	5.201%	11/20/09	2,700	2,630
	Sanwa Bank Ltd.	7.400%	6/15/11	250	269
4	Scotland International Finance	7.700%	8/15/10	900	970
	Skandinaviska Enskilda Banken	6.875%	2/15/09	325	334
4	Societe Generale	5.922%	12/5/49	200	185
	Sovereign Bancorp, Inc.	4.800%	9/1/10	170	167

Vanguard® Short-Term Investment-Grade Portfolio

	Sovereign Bank	4.000%	2/1/08	100	100
2	Sovereign Bank	4.375%	8/1/13	45	45
	State Street Corp.	7.650%	6/15/10	175	185
3	SunTrust Banks, Inc.	5.244%	6/2/09	1,350	1,348
	Toronto Dominion Bank NY	6.150%	10/15/08	100	101
[3,4]	Unicredit Luxembourg Finance	5.582%	1/13/17	1,175	1,096
	US Bank NA	4.125%	3/17/08	1,000	998
	US Bank NA	5.700%	12/15/08	500	504
2	USB Capital IX	6.189%		1,190	1,075
4	USB Realty Corp.	6.091%	12/15/49	270	239
2	Wachovia Capital Trust III	5.800%	12/31/49	585	520
3	Wachovia Corp.	5.034%	10/28/08	2,100	2,093
	Wachovia Corp.	6.000%	10/30/08	225	227
	Wachovia Corp.	6.375%	2/1/09	200	203
	Wachovia Corp.	6.150%	3/15/09	350	355
	Wachovia Corp.	5.300%	10/15/11	425	429
3	Wachovia Corp.	5.372%	10/15/11	550	536
	Washington Mutual, Inc.	4.375%	1/15/08	1,080	1,077
	Wells Fargo & Co.	4.625%	8/9/10	120	121
	Wells Fargo & Co.	4.875%	1/12/11	1,500	1,519
	Wells Fargo & Co.	5.250%	10/23/12	225	227
	Wells Fargo Bank NA	6.450%	2/1/11	1,396	1,462
3	Zions Bancorp.	6.641%	12/10/09	1,400	1,398

	Brokerage (4.0%)
	Bear Stearns Co., Inc.	4.000%	1/31/08	275	275
3	Bear Stearns Co., Inc.	5.028%	2/8/08	500	499
3	Bear Stearns Co., Inc.	5.416%	9/9/09	2,010	1,946
	Bear Stearns Co., Inc.	4.500%	10/28/10	387	371
3	Bear Stearns Co., Inc.	5.190%	1/31/11	110	100
	Franklin Resources Inc.	3.700%	4/15/08	375	373
2	Goldman Sachs Capital II	5.793%	6/1/49	425	379
3	Goldman Sachs Group, Inc.	5.481%	7/23/09	160	158
3	Goldman Sachs Group, Inc.	4.964%	12/23/09	250	246
3	Goldman Sachs Group, Inc.	5.324%	3/2/10	1,200	1,181
3	Goldman Sachs Group, Inc.	5.142%	6/28/10	2,045	2,001
	Goldman Sachs Group, Inc.	5.625%	1/15/17	130	127
	Jefferies Group Inc.	5.875%	6/8/14	150	152
	LaBranche & Co.	9.500%	5/15/09	325	324
3	Lehman Brothers Holdings, Inc.	5.082%	8/21/09	550	535
3	Lehman Brothers Holdings, Inc.	4.978%	11/16/09	880	853
3	Lehman Brothers Holdings, Inc.	5.170%	5/25/10	445	428
	Lehman Brothers Holdings, Inc.	5.750%	7/18/11	1,600	1,615
3	Lehman Brothers Holdings, Inc.	5.685%	8/19/65	210	199
3	Merrill Lynch & Co., Inc.	5.097%	2/5/10	1,385	1,346
	Merrill Lynch & Co., Inc.	4.250%	2/8/10	1,200	1,171
	Merrill Lynch & Co., Inc.	4.790%	8/4/10	870	867
	Merrill Lynch & Co., Inc.	6.050%	8/15/12	425	431
3	Morgan Stanley Dean Witter	5.523%	1/15/10	1,300	1,280
	Morgan Stanley Dean Witter	6.750%	4/15/11	1,074	1,129
	Morgan Stanley Dean Witter	5.250%	11/2/12	450	451

	Finance Companies (5.3%)

Vanguard® Short-Term Investment-Grade Portfolio

3	American Express
	Centurion Bank	5.187%	11/16/09	225	223
	American Express
	Centurion Bank	5.200%	11/26/10	675	687
	American Express Credit Corp.	3.000%	5/16/08	390	387
3	American Express Credit Corp.	5.025%	5/19/09	575	569
3	American Express Credit Corp.	5.386%	10/4/10	400	391
4	American Express Travel	5.250%	11/21/11	400	405
	American General Finance Corp.	2.750%	6/15/08	135	133
	American General Finance Corp.	4.625%	5/15/09	565	561
	American General Finance Corp.	5.375%	9/1/09	435	438
	American General Finance Corp.	3.875%	10/1/09	1,000	983
	American General Finance Corp.	4.875%	5/15/10	200	200
	American General Finance Corp.	5.200%	12/15/11	290	287
	American General Finance Corp.	4.875%	7/15/12	380	367
	Capital One Bank	5.000%	6/15/09	550	544
	Capital One Bank	6.500%	6/13/13	125	124
3	Capital One Bank FSB	5.211%	3/13/09	1,100	1,101
	Capital One Financial	5.700%	9/15/11	300	298
	Capital One Financial	4.800%	2/21/12	100	96
	CIT Group, Inc.	5.600%	4/27/11	1,225	1,168
	CIT Group, Inc.	5.800%	7/28/11	550	530
	CIT Group, Inc.	7.625%	11/30/12	125	127
	Countrywide Home Loan	3.250%	5/21/08	100	90
3	General Electric Capital Corp.	5.171%	3/4/08	500	500
[2,3]	General Electric Capital Corp.	5.111%	7/28/08	850	850
	General Electric Capital Corp.	4.125%	9/1/09	600	600
3	General Electric Capital Corp.	4.939%	5/10/10	1,600	1,584
	General Electric Capital Corp.	4.250%	9/13/10	1,230	1,230
	General Electric Capital Corp.	5.000%	12/1/10	925	944
	General Electric Capital Corp.	5.500%	4/28/11	460	474
	General Electric Capital Corp.	5.875%	2/15/12	200	209
	General Electric Capital Corp.	4.375%	3/3/12	400	396
	General Electric Capital Corp.	6.375%	11/15/67	375	389
	HSBC Finance Corp.	4.125%	11/16/09	500	496
	HSBC Finance Corp.	4.625%	9/15/10	970	965
	HSBC Finance Corp.	5.250%	1/14/11	775	774
	International Lease Finance Corp.	3.500%	4/1/09	220	217
	International Lease Finance Corp.	4.750%	7/1/09	155	155
	International Lease Finance Corp.	4.875%	9/1/10	300	299
	International Lease Finance Corp.	5.450%	3/24/11	500	507
	International Lease Finance Corp.	5.750%	6/15/11	525	530
	International Lease Finance Corp.	4.750%	1/13/12	1,900	1,880
	iStar Financial Inc.	4.875%	1/15/09	770	735
	SLM Corp.	4.500%	7/26/10	1,000	921

	Insurance (5.0%)
3	Berkshire Hathaway
	Finance Corp.	5.299%	1/11/08	400	400
	Berkshire Hathaway
	Finance Corp.	3.375%	10/15/08	500	496
	Chubb Corp.	5.472%	8/16/08	2,100	2,110
2	Chubb Corp.	6.375%	3/29/37	80	78

Vanguard® Short-Term Investment-Grade Portfolio

2	Everest Reinsurance
	Holdings, Inc.	6.600%	5/15/37	150	134
	Genworth Financial, Inc.	5.231%	5/16/09	600	599
	Hartford Financial
	Services Group, Inc.	5.550%	8/16/08	635	637
4	ING Security Life
	Institutional Funding	4.250%	1/15/10	200	200
4	Jackson National
	Life Insurance Co.	3.500%	1/22/09	300	298
4	John Hancock Global Funding II	7.900%	7/2/10	1,000	1,078
[2,4]	Liberty Mutual Insurance Co.	7.000%	3/15/37	175	158
2	Lincoln National Corp.	6.050%	4/20/67	195	181
[3,4]	MassMutual Global Funding II	5.245%	4/21/11	2,700	2,655
[3,4]	MassMutual Global Funding II	5.310%	12/6/13	350	350
[3,4]	Merna Reinsurance Ltd.	6.580%	7/7/10	420	415
[3,4]	MetLife Global Funding I	5.065%	5/18/10	1,100	1,100
[3,4]	Monumental Global Funding II	5.303%	1/9/09	1,250	1,244
4	Monumental Global Funding II	4.375%	7/30/09	400	399
4	Monumental Global Funding II	4.625%	3/15/10	350	351
4	New York Life Global Funding	3.875%	1/15/09	600	598
4	New York Life Global Funding	4.625%	8/16/10	220	221
4	New York Life Global Funding	5.250%	10/16/12	220	222
4	Oil Insurance Ltd.	7.558%	6/30/49	300	307
[3,4]	Premium Asset Trust	5.393%	7/15/08	500	500
4	PRICOA Global Funding I	3.900%	12/15/08	1,050	1,046
4	PRICOA Global Funding I	4.200%	1/15/10	390	388
4	Principal Life Global	3.625%	4/30/08	550	548
4	Principal Life Global	4.400%	10/1/10	200	199
	Principal Life Income Funding	5.125%	3/1/11	600	613
2	Progressive Corp.	6.700%	6/15/37	160	151
	Safeco Corp.	4.200%	2/1/08	950	949
	Safeco Corp.	4.875%	2/1/10	200	200
2	Travelers Cos. Inc.	6.250%	3/15/37	350	329
	Travelers Property Casualty Corp.	3.750%	3/15/08	770	768
	UnitedHealth Group, Inc.	3.300%	1/30/08	625	624
3	UnitedHealth Group, Inc.	5.204%	3/2/09	425	424
4	UnitedHealth Group, Inc.	5.125%	11/15/10	430	435
	UnumProvident Corp.	5.859%	5/15/09	570	574
	WellPoint Inc.	4.250%	12/15/09	400	398
	Willis North America Inc.	5.125%	7/15/10	170	169
4	Xlliac Global Funding	4.800%	8/10/10	330	331
[2,4]	ZFS Finance USA Trust I	5.875%	5/9/32	325	299

	Real Estate Investment Trusts (1.4%)
	Arden Realty LP	5.200%	9/1/11	180	185
	AvalonBay Communities, Inc.	8.250%	7/15/08	225	228
	AvalonBay Communities, Inc.	7.500%	12/15/10	100	107
	AvalonBay Communities, Inc.	5.500%	1/15/12	225	223
	Brandywine Operating
	Partnership	5.750%	4/1/12	390	390
	Developers Diversified
	Realty Corp.	5.250%	4/15/11	170	170
	Developers Diversified

Vanguard® Short-Term Investment-Grade Portfolio

	Realty Corp.	5.375%	10/15/12	300	295
	Health Care Property
	Investors, Inc.	6.450%	6/25/12	300	305
	Health Care REIT, Inc.	8.000%	9/12/12	475	504
	HRPT Properties Trust	6.950%	4/1/12	450	467
	Kinder Morgan Energy
	Partners LP	4.820%	8/15/11	325	312
	Liberty Property LP	6.375%	8/15/12	200	207
	ProLogis	5.250%	11/15/10	514	519
	ProLogis	5.500%	4/1/12	390	385
	Regency Centers LP	7.950%	1/15/11	100	108
	Simon Property Group Inc.	4.875%	3/18/10	900	902
	Simon Property Group Inc.	4.875%	8/15/10	350	347
	United Dominion Realty Trust	6.500%	6/15/09	150	152
4	Westfield Capital Corp.	4.375%	11/15/10	450	442
					157,730
Industrial (22.2%)
	Basic Industry (0.5%)
	E.I. du Pont de Nemours & Co.	5.000%	1/15/13	775	781
	Lubrizol Corp.	5.875%	12/1/08	250	253
	Lubrizol Corp.	4.625%	10/1/09	637	637
	Rohm & Haas Co.	5.600%	3/15/13	250	255
	Weyerhaeuser Co.	6.750%	3/15/12	221	231
[3,4]	Xstrata Finance Dubai Ltd.	5.229%	11/13/09	250	247

	Capital Goods (2.5%)
	Allied Waste North America Inc.	6.875%	6/1/17	200	195
4	BAE Systems Holdings Inc.	4.750%	8/15/10	745	751
	Boeing Capital Corp.	6.100%	3/1/11	450	471
4	C8 Capital SPV Ltd.	6.640%	12/15/49	125	118
	Caterpillar Financial
	Services Corp.	2.700%	7/15/08	150	148
	Caterpillar Financial
	Services Corp.	4.500%	9/1/08	1,300	1,298
3	Caterpillar Financial
	Services Corp.	5.216%	3/10/09	800	798
3	Caterpillar Financial
	Services Corp.	4.929%	8/11/09	900	894
	Caterpillar Financial
	Services Corp.	4.300%	6/1/10	20	20
3	Honeywell International, Inc.	5.171%	3/13/09	500	498
3	Honeywell International, Inc.	5.061%	7/27/09	200	199
	Honeywell International, Inc.	6.125%	11/1/11	185	195
	John Deere Capital Corp.	3.900%	1/15/08	1,075	1,075
	John Deere Capital Corp.	4.875%	3/16/09	395	396
	John Deere Capital Corp.	4.625%	4/15/09	700	701
3	John Deere Capital Corp.	5.514%	10/16/09	800	799
	Lafarge SA	6.150%	7/15/11	50	52
	Northrop Grumman Corp.	8.000%	10/15/09	100	105
	Northrop Grumman Corp.	7.125%	2/15/11	200	214
4	Oakmont Asset Trust	4.514%	12/22/08	410	408
	Raytheon Co.	4.850%	1/15/11	545	551
	Textron Financial Corp.	4.125%	3/3/08	300	300

Vanguard® Short-Term Investment-Grade Portfolio

3	Textron Financial Corp.	5.348%	1/12/09	830	829
	Textron Financial Corp.	4.600%	5/3/10	270	270
	Tyco International Group SA	6.375%	10/15/11	235	246

	Communication (4.7%)
3	America Movil SA de C.V.	4.957%	6/27/08	450	450
	America Movil SA de C.V.	4.125%	3/1/09	375	373
	AT&T Inc.	4.125%	9/15/09	1,495	1,487
3	AT&T Inc.	4.978%	2/5/10	800	793
	AT&T Inc.	4.950%	1/15/13	345	347
	British Sky Broadcasting Corp.	6.875%	2/23/09	115	117
	British Sky Broadcasting Corp.	8.200%	7/15/09	1,090	1,141
	British Telecommunications PLC	8.625%	12/15/10	1,580	1,736
	Clear Channel
	Communications, Inc.	4.625%	1/15/08	1,005	1,001
	Comcast Cable
	Communications, Inc.	6.750%	1/30/11	490	512
	Comcast Corp.	5.850%	1/15/10	720	735
	Comcast Corp.	5.500%	3/15/11	640	647
	Cox Communications, Inc.	3.875%	10/1/08	125	124
	Cox Communications, Inc.	7.875%	8/15/09	563	587
	Cox Communications, Inc.	4.625%	1/15/10	600	595
	Deutsche Telekom
	International Finance	3.875%	7/22/08	476	473
	Deutsche Telekom
	International Finance	8.000%	6/15/10	525	561
	France Telecom	7.750%	3/1/11	330	357
	Gannett Co., Inc.	4.125%	6/15/08	755	752
3	Gannett Co., Inc.	5.230%	5/26/09	500	498
	News America Inc.	6.625%	1/9/08	380	380
2	NYNEX Corp.	9.550%	5/1/10	149	157
	Sprint Capital Corp.	6.125%	11/15/08	500	502
	Sprint Capital Corp.	7.625%	1/30/11	420	438
	Telecom Italia Capital	4.000%	1/15/10	1,000	979
	Telecom Italia Capital	4.875%	10/1/10	300	298
	Telefonica Emisiones SAU	5.984%	6/20/11	1,350	1,385
	Telefonos de Mexico SA	4.500%	11/19/08	1,995	1,985
	Telefonos de Mexico SA	4.750%	1/27/10	430	430
	Time Warner Cable Inc.	5.400%	7/2/12	500	501
	Univision Communications, Inc.	3.875%	10/15/08	270	266
	Verizon Global Funding Corp.	7.250%	12/1/10	740	790
	Verizon Global Funding Corp.	6.875%	6/15/12	415	448

	Consumer Cyclical (4.2%)
[3,4]	American Honda Finance	5.206%	3/9/09	1,130	1,128
[3,4]	American Honda Finance	4.939%	5/12/09	600	598
4	American Honda Finance	5.125%	12/15/10	520	531
	Centex Corp.	4.875%	8/15/08	165	160
	Centex Corp.	5.800%	9/15/09	205	191
	Centex Corp.	7.875%	2/1/11	120	118
	CVS Caremark Corp.	4.000%	9/15/09	225	221
[2,4]	CVS Caremark Corp.	6.117%	1/10/13	554	561
2	CVS Caremark Corp.	6.302%	6/1/37	375	362

Vanguard® Short-Term Investment-Grade Portfolio

	DaimlerChrysler North
	America Holding Corp.	4.050%	6/4/08	600	597
3	DaimlerChrysler North
	America Holding Corp.	5.441%	10/31/08	1,100	1,094
	DaimlerChrysler North
	America Holding Corp.	7.200%	9/1/09	250	258
	DaimlerChrysler North
	America Holding Corp.	4.875%	6/15/10	250	248
	Darden Restaurants Inc.	5.625%	10/15/12	150	152
	Federated
	Department Stores, Inc.	6.300%	4/1/09	310	315
	Federated
	Department Stores, Inc.	6.625%	4/1/11	385	403
	Gamestop Corp.	8.000%	10/1/12	275	286
4	Harley-Davidson Funding Corp.	5.250%	12/15/12	250	249
4	Harley-Davidson Inc.	5.000%	12/15/10	200	202
	International Speedway Corp.	4.200%	4/15/09	580	574
	J.C. Penney Co., Inc.	8.000%	3/1/10	100	104
	J.C. Penney Co., Inc.	9.000%	8/1/12	585	657
3	Johnson Controls, Inc.	5.444%	1/17/08	525	525
	K. Hovnanian Enterprises	6.250%	1/15/16	160	109
	KB Home	7.250%	6/15/18	200	179
	Lennar Corp.	5.125%	10/1/10	100	86
	Lennar Corp.	5.950%	10/17/11	150	127
	Lowe’s Cos., Inc.	8.250%	6/1/10	200	216
	Lowe’s Cos., Inc.	5.600%	9/15/12	425	437
	May Department Stores Co.	5.950%	11/1/08	460	459
	May Department Stores Co.	4.800%	7/15/09	460	458
	MGM Mirage, Inc.	6.750%	4/1/13	100	98
4	Nissan Motor Acceptance Corp.	4.625%	3/8/10	680	676
4	Nissan Motor Acceptance Corp.	5.625%	3/14/11	800	809
3	Paccar Financial Corp.	4.955%	5/17/10	1,575	1,564
	Royal Caribbean Cruises	7.000%	6/15/13	250	246
	Target Corp.	3.375%	3/1/08	120	120
	Target Corp.	5.375%	6/15/09	330	334
3	The Walt Disney Co.	5.294%	7/16/10	450	447
	The Walt Disney Co.	5.700%	7/15/11	170	176
3	Time Warner, Inc.	5.109%	11/13/09	500	498
2	Toyota Motor Credit Corp.	2.750%	8/6/09	98	97
3	Viacom Inc.	5.341%	6/16/09	800	800
	Wal-Mart Stores, Inc.	4.000%	1/15/10	400	400
	Western Union Co.	5.400%	11/17/11	500	505
	Yum! Brands, Inc.	7.650%	5/15/08	735	740
	Yum! Brands, Inc.	8.875%	4/15/11	200	219

	Consumer Noncyclical (4.3%)
	Abbott Laboratories	3.750%	3/15/11	150	147
	Abbott Laboratories	5.600%	5/15/11	380	394
	Abbott Laboratories	5.150%	11/30/12	500	515
	Altria Group, Inc.	5.625%	11/4/08	250	250
	AmerisourceBergen Corp.	5.625%	9/15/12	200	204
[3,4]	Amgen Inc.	5.133%	11/28/08	750	749
	Amgen Inc.	4.000%	11/18/09	950	945

Vanguard® Short-Term Investment-Grade Portfolio

3	AstraZeneca PLC	5.441%	9/11/09	850	851
	Baxter Finco, BV	4.750%	10/15/10	440	444
	Becton, Dickinson & Co.	7.150%	10/1/09	100	105
	Bristol-Myers Squibb Co.	5.250%	8/15/13	130	132
	Brown-Forman Corp.	3.000%	3/15/08	300	299
4	Cadbury Schweppes US Finance	3.875%	10/1/08	1,130	1,120
	Campbell Soup Co.	5.875%	10/1/08	500	504
[3,4]	Cardinal Health, Inc.	5.499%	10/2/09	425	425
4	Cargill Inc.	3.625%	3/4/09	570	562
4	Cosan Finance Ltd.	7.000%	2/1/17	100	96
4	Covidien International	5.150%	10/15/10	420	430
	Diageo Capital PLC	3.375%	3/20/08	235	234
	Diageo Capital PLC	5.200%	1/30/13	150	151
3	General Mills, Inc.	5.310%	1/22/10	650	644
	General Mills, Inc.	5.650%	9/10/12	320	325
	H.J. Heinz Co.	6.000%	3/15/08	225	225
	Hershey Foods Corp.	5.300%	9/1/11	125	128
	Hormel Foods Corp.	6.625%	6/1/11	100	106
	Hospira, Inc.	4.950%	6/15/09	460	463
3	Hospira, Inc.	5.310%	3/30/10	300	297
	Kellogg Co.	6.600%	4/1/11	1,120	1,188
	Kellogg Co.	5.125%	12/3/12	230	232
	Kraft Foods, Inc.	4.125%	11/12/09	1,025	1,012
	Kraft Foods, Inc.	5.625%	8/11/10	300	311
	Kroger Co.	6.375%	3/1/08	155	155
	Kroger Co.	7.450%	3/1/08	120	120
	Kroger Co.	7.250%	6/1/09	335	345
3	Martin Marietta	5.134%	4/30/10	425	423
	Medtronic Inc.	4.375%	9/15/10	400	399
	Molson Coors Capital Finance	4.850%	9/22/10	150	152
4	Pepsi Bottling Holdings Inc.	5.625%	2/17/09	600	608
	PepsiAmericas Inc.	6.375%	5/1/09	220	226
	PepsiAmericas Inc.	5.625%	5/31/11	110	115
	Pepsico, Inc.	4.650%	2/15/13	220	222
	Quest Diagnostic, Inc.	5.125%	11/1/10	200	205
	Reynolds American Inc.	7.625%	6/1/16	75	81
[3,4]	SABMiller PLC	5.531%	7/1/09	325	324
4	SABMiller PLC	6.200%	7/1/11	625	653
3	Safeway, Inc.	5.208%	3/27/09	400	400
	Safeway, Inc.	7.500%	9/15/09	700	733
	Safeway, Inc.	4.950%	8/16/10	325	326
	Smithfield Foods, Inc.	7.750%	7/1/17	150	147
	Wyeth	6.950%	3/15/11	950	1,010

	Energy (2.2%)
	Anadarko Finance Co.	6.750%	5/1/11	360	377
3	Anadarko Petroleum Corp.	5.391%	9/15/09	1,890	1,861
	Canadian Natural Resources	6.700%	7/15/11	200	210
4	Canadian Oil Sands	4.800%	8/10/09	296	297
	Chesapeake Energy Corp.	7.625%	7/15/13	75	77
	Conoco Funding Co.	6.350%	10/15/11	685	728
	Devon Financing Corp.	6.875%	9/30/11	890	952
	Kerr McGee Corp.	6.875%	9/15/11	925	979

Vanguard® Short-Term Investment-Grade Portfolio

	Marathon Oil Corp.	6.125%	3/15/12	570	595
[2,4]	Petroleum Co. of
	Trinidad & Tobago	6.000%	5/8/22	150	151
[2,4]	PF Export Receivables
	Master Trust	3.748%	6/1/13	197	186
[2,4]	PF Export Receivables
	Master Trust	6.436%	6/1/15	345	348
	Phillips Petroleum Co.	8.750%	5/25/10	500	550
	Phillips Petroleum Co.	9.375%	2/15/11	350	398
	Shell International Finance	5.625%	6/27/11	1,144	1,194
4	Trans Capital Investment	5.670%	3/5/14	575	551
	Transocean Inc.	5.250%	3/15/13	260	261
	Valero Energy Corp.	3.500%	4/1/09	275	270
	XTO Energy, Inc.	5.900%	8/1/12	250	260

	Technology (1.7%)
	Agilent Technologies Inc.	6.500%	11/1/17	200	201
3	Cisco Systems Inc.	5.095%	2/20/09	300	299
	Cisco Systems Inc.	5.250%	2/22/11	325	333
	Fiserv, Inc.	6.125%	11/20/12	560	570
	Hewlett-Packard Co.	3.625%	3/15/08	155	155
3	Hewlett-Packard Co.	5.051%	6/15/10	525	518
	International Business
	Machines Corp.	4.250%	9/15/09	1,175	1,177
	International Business
	Machines Corp.	4.950%	3/22/11	1,700	1,729
	International Business
	Machines Corp.	4.750%	11/29/12	200	202
	Intuit Inc.	5.400%	3/15/12	200	203
3	Oracle Corp.	4.930%	5/14/10	2,100	2,082
	Pitney Bowes Credit Corp.	5.750%	8/15/08	285	286

	Transportation (2.0%)
2	American Airlines, Inc.	3.857%	7/9/10	192	182
	American Airlines, Inc.	7.858%	10/1/11	360	376
	Burlington Northern
	Santa Fe Corp.	5.900%	7/1/12	300	310
	Canadian National Railway Co.	6.375%	10/15/11	170	179
	Continental Airlines, Inc.	7.056%	9/15/09	95	96
2	Continental Airlines, Inc.	9.798%	4/1/21	184	192
	CSX Corp.	4.875%	11/1/09	125	125
	CSX Corp.	6.750%	3/15/11	400	418
	Delta Air Lines, Inc.	7.570%	11/18/10	1,050	1,059
4	Delta Air Lines, Inc.	6.821%	8/10/22	250	238
4	Delta Air Lines, Inc.	8.021%	8/10/22	120	116
4	ERAC USA Finance Co.	7.350%	6/15/08	245	247
[3,4]	ERAC USA Finance Co.	5.234%	4/30/09	200	200
[3,4]	ERAC USA Finance Co.	5.303%	8/28/09	500	499
4	ERAC USA Finance Co.	7.950%	12/15/09	235	250
4	ERAC USA Finance Co.	8.000%	1/15/11	200	217
	FedEx Corp.	3.500%	4/1/09	900	891
	FedEx Corp.	5.500%	8/15/09	400	405
	Greenbrier Co. Inc.	8.375%	5/15/15	125	119

Vanguard® Short-Term Investment-Grade Portfolio

[2,3]	JetBlue Airways Corp.	5.366%	12/15/13	422	401
3	JetBlue Airways Corp.	5.411%	3/15/14	625	575
3	JetBlue Airways Corp.	5.319%	11/15/16	440	409
	Norfolk Southern Corp.	8.625%	5/15/10	230	253
	Norfolk Southern Corp.	6.750%	2/15/11	370	396
	Norfolk Southern Corp.	5.257%	9/17/14	135	134
	TFM SA de CV	9.375%	5/1/12	170	178
	Union Pacific Corp.	7.250%	11/1/08	250	253
	Union Pacific Corp.	3.875%	2/15/09	100	99
	Union Pacific Corp.	3.625%	6/1/10	420	409
	Union Pacific Corp.	5.450%	1/31/13	100	100

	Other (0.1%)
	Briggs & Stratton Corp.	8.875%	3/15/11	430	457
[2,4]	Parker Retirement
	Savings Plan Trust	6.340%	7/15/08	39	39
					103,068
Utilities (4.9%)
	Electric (3.7%)
4	AES Panama SA	6.350%	12/21/16	200	196
3	Alabama Power Co.	5.220%	8/25/09	590	589
4	American Water Capital Corp.	6.085%	10/15/17	675	691
	Appalachian Power Co.	5.650%	8/15/12	380	389
	Avista Corp.	9.750%	6/1/08	425	434
	Carolina Power & Light Co.	6.650%	4/1/08	600	602
	Consolidated Edison Co.
	of New York	8.125%	5/1/10	130	140
	Consumers Energy Co.	4.400%	8/15/09	220	218
	Consumers Energy Co.	4.000%	5/15/10	500	486
2	Dominion Resources, Inc.	6.300%	9/30/66	940	913
4	EDP Finance BV	5.375%	11/2/12	350	350
	Entergy Gulf States, Inc.	3.600%	6/1/08	1,310	1,299
	FirstEnergy Corp.	6.450%	11/15/11	230	237
	Florida Power Corp.	4.500%	6/1/10	330	331
	FPL Group Capital, Inc.	5.625%	9/1/11	810	834
2	FPL Group Capital, Inc.	6.350%	10/1/66	205	198
[2,4]	GWF Energy LLC	6.131%	12/30/11	202	207
	MidAmerican Energy Co.	5.650%	7/15/12	750	774
	Northeast Utilities	3.300%	6/1/08	135	134
	Northeast Utilities	7.250%	4/1/12	345	371
	Northern States Power Co.	4.750%	8/1/10	300	303
	Nstar	8.000%	2/15/10	200	214
	NStar Electric Co.	4.875%	10/15/12	130	131
	Ohio Power Co.	5.300%	11/1/10	370	379
5	Pacific Gas & Electric Co.	3.600%	3/1/09	1,000	988
3	Pepco Holdings, Inc.	5.749%	6/1/10	250	246
	PPL Capital Funding, Inc.	4.330%	3/1/09	800	798
2	PPL Capital Funding, Inc.	6.700%	3/30/67	450	417
	PPL Electric Utilities Corp.	6.250%	8/15/09	430	442
	Public Service Co. of Colorado	4.375%	10/1/08	330	328
	Public Service Co. of Colorado	6.875%	7/15/09	512	526
	Public Service Co.
	of New Mexico	4.400%	9/15/08	150	149

Vanguard® Short-Term Investment-Grade Portfolio

	Public Service Electric & Gas	4.000%	11/1/08	850	844
	Puget Sound Energy Inc.	3.363%	6/1/08	390	386
3	Southern California Edison Co.	4.994%	2/2/09	150	150
	Southern California Edison Co.	7.625%	1/15/10	50	53
4	SP PowerAssets Ltd.	3.800%	10/22/08	500	496
	Tampa Electric Co.	6.875%	6/15/12	100	106
	Tampa Electric Co.	6.375%	8/15/12	167	175
	Texas–New Mexico Power Co.	6.125%	6/1/08	187	187
	Wisconsin Energy Corp.	6.500%	4/1/11	400	421

	Natural Gas (1.2%)
	AGL Capital Corp.	7.125%	1/14/11	100	105
	CenterPoint Energy	6.500%	2/1/08	490	490
2	Enbridge Energy Partners	8.050%	10/1/37	105	103
2	Enterprise Products
	Operating LP	8.375%	8/1/66	450	459
4	Gaz Capital SA	6.212%	11/22/16	300	290
4	Gulf South Pipeline Co.	5.750%	8/15/12	520	535
4	NGPL Pipeco LLC	6.514%	12/15/12	550	558
	ONEOK Partners, LP	8.875%	6/15/10	200	220
	ONEOK Partners, LP	5.900%	4/1/12	200	205
	Plains All American Pipeline LP	4.750%	8/15/09	550	552
[3,4]	Rockies Express Pipeline LLC	5.776%	8/20/09	1,600	1,603
2	Southern Union Co.	7.200%	11/1/66	400	397
2	Trans-Canada Pipelines	6.350%	5/15/67	175	164
					22,813
Total Corporate Bonds (Cost $386,066)					384,851
Sovereign Bonds (U.S. Dollar-Denominated) (1.2%)
	China Development Bank	8.250%	5/15/09	400	424
4	Export-Import Bank of Korea	4.125%	2/10/09	450	453
	Export-Import Bank of Korea	5.500%	10/17/12	400	405
	Korea Development Bank	4.750%	7/20/09	1,175	1,185
	Petrobras International Finance	9.125%	7/2/13	125	147
[2,4]	Petroleum Export/Cayman	4.623%	6/15/10	389	392
[2,4]	Petroleum Export/Cayman	5.265%	6/15/11	400	409
4	Petronas Capital Ltd.	7.000%	5/22/12	100	109
[2,4]	Qatar Petroleum	5.579%	5/30/11	389	397
[2,4]	Ras Laffan Liquified
	Natural Gas Co.	3.437%	9/15/09	326	325
[2,4]	Ras Laffan Liquified
	Natural Gas Co. Ltd. II	5.298%	9/30/20	300	295
4	Republic of Trinidad & Tobago	9.875%	10/1/09	420	458
4	Taqa Abu Dhabi
	National Energy Co.	5.620%	10/25/12	200	203
4	Taqa Abu Dhabi
	National Energy Co.	5.875%	10/27/16	350	343
Total Sovereign Bonds (Cost $5,488)					5,545
Tax-Exempt Municipal Bonds (0.3%)
	Minnesota GO	5.000%	8/1/11	620	659
	Minnesota GO	5.000%	8/1/12	655	704
Total Tax-Exempt Municipal Bonds (Cost $1,335)					1,363
Taxable Municipal Bond (0.2%)
3	Florida Hurricane Catastrophe

Vanguard® Short-Term Investment-Grade Portfolio

Fund Finance Corp. Rev.	5.871%	10/15/12	1,090	1,095
Total Taxable Municipal Bond (Cost $1,090)				1,095

			Market
			Value•
	Coupon	Shares	($000)
Preferred Stocks (0.6%)
3 Goldman Sachs Group, Inc.	6.050%	46,000	959
Fannie Mae	5.948%	21,600	542
3 Bank of America Corp.	5.908%	16,750	331
Santander Financial	6.800%	9,200	202
3 SunTrust Banks, Inc.	6.224%	8,500	178
3 Zions Bancorp.	6.214%	6,675	132
Aspen Insurance Holdings	7.401%	5,950	125
3 Merrill Lynch & Co., Inc.	6.000%	3,400	60
Total Preferred Stocks (Cost $2,981)			2,529
Temporary Cash Investment (2.4%)
6 Vanguard Market Liquidity
Fund (Cost $11,349)	4.664%	11,348,892	11,349
Total Investments (98.7%) (Cost $458,358)			457,638
Other Assets and Liabilities (1.3%)
Other Assets—Note B			7,175
Liabilities			(1,232)
			5,943
Net Assets (100%)
Applicable to 43,035,178 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			463,581
Net Asset Value Per Share			$10.77

Vanguard® Short-Term Investment-Grade Portfolio

At December 31, 2007, net assets consisted of:[7]
	Amount	Per
	($000)	Share
Paid-in Capital	444,276	$10.33
Undistributed Net Investment Income	19,732.46
Accumulated Net Realized Losses	(1,202)	(.03)
Unrealized Appreciation (Depreciation)
Investment Securities	(720)	(.02)
Futures Contracts	57	—
Swap Contracts	1,438.03
Net Assets	463,581	$10.77

•  See Note A in Notes to Financial Statements.

1  The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

2  The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

3  Adjustable-rate note.

4  Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the aggregate value of these securities was $70,214,000, representing 15.1% of net assets.

5  Securities with a value of $988,000 have been segregated as initial margin for open futures contracts.

6  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

7  See Note D in Notes to Financial Statements for the tax-basis components of net assets.

Vanguard® Short-Term Investment-Grade Portfolio

Statement of Operations

Year Ended
December 31, 2007
($000)
Investment Income
Income
Dividends	158
Interest[1]	21,424
Total Income	21,582
Expenses
The Vanguard Group—Note B
Investment Advisory Services	36
Management and Administrative	410
Marketing and Distribution	88
Custodian Fees	71
Auditing Fees	29
Shareholders’ Reports	10
Trustees’ Fees and Expenses	1
Total Expenses	645
Expenses Paid Indirectly—Note C	(14)
Net Expenses	631
Net Investment Income	20,951
Realized Net Gain (Loss)
Investment Securities Sold	124
Futures Contracts	1,062
Swap Contracts	(175)
Realized Net Gain (Loss)	1,011
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	1,169
Futures Contracts	357
Swap Contracts	1,409
Change in Unrealized Appreciation
(Depreciation)	2,935
Net Increase (Decrease) in Net Assets
Resulting from Operations	24,897

Vanguard® Short-Term Investment-Grade Portfolio

Statement of Changes in Net Assets

	Year Ended December 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	20,951	17,582
Realized Net Gain (Loss)	1,011	(742)
Change in Unrealized Appreciation (Depreciation)	2,935	1,917
Net Increase (Decrease) in Net Assets Resulting from Operations	24,897	18,757
Distributions
Net Investment Income	(18,056)	(13,734)
Realized Capital Gain	—	—
Total Distributions	(18,056)	(13,734)
Capital Share Transactions—Note F
Issued	113,002	85,097
Issued in Lieu of Cash Distributions	18,056	13,734
Redeemed	(75,073)	(76,082)
Net Increase (Decrease) from Capital Share Transactions	55,985	22,749
Total Increase (Decrease)	62,826	27,772
Net Assets
Beginning of Period	400,755	372,983
End of Period[2]	463,581	400,755

1  Interest income from an affiliated company of the portfolio was $499,000.

2  Net Assets—End of Period includes undistributed net investment income of $19,732,000 and $17,024,000.

Vanguard® Short-Term Investment-Grade Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.63	$10.52	$10.62	$10.74	$10.71
Investment Operations
Net Investment Income	.52[1]	.47	.38	.33	.31
Net Realized and Unrealized Gain (Loss)
on Investments	.09	.03	(.14)	(.11)	.06
Total from Investment Operations	.61	.50	.24	.22	.37
Distributions
Dividends from Net Investment Income	(.47)	(.39)	(.34)	(.34)	(.34)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.47)	(.39)	(.34)	(.34)	(.34)
Net Asset Value, End of Period	$10.77	$10.63	$10.52	$10.62	$10.74

Total Return	5.93%	4.92%	2.34%	2.07%	3.55%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$464	$401	$373	$394	$390
Ratio of Total Expenses to
Average Net Assets	0.15%	0.15%	0.15%	0.15%	0.20%
Ratio of Net Investment Income to
Average Net Assets	4.92%	4.55%	3.58%	3.16%	3.49%
Portfolio Turnover Rate	59%	48%	35%	49%	59%

1  Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard® Short-Term Investment-Grade Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Short-Term Investment-Grade Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Mortgage Dollar Rolls: The portfolio has entered into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations to deliver purchased securities.

3. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

Vanguard® Short-Term Investment-Grade Portfolio

4. Swap Contracts: The portfolio has sold credit protection through credit default swaps, to simulate investments in long bond positions that are either unavailable or considered to be less attractively priced in the bond market. Under the terms of the swaps, the seller of the credit protection receives a periodic payment amount (premium) from the buyer that is a fixed percentage amount applied to a notional principal amount. In return, the seller agrees to pay the buyer the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount if the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap.

The portfolio has also entered into interest rate swap transactions. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The portfolio has also entered into swap transactions to earn the total return on an index of fixed income securities. Under the terms of the swaps, the portfolio receives the total return (either receiving the increase or paying the decrease) on a reference index, applied to a notional principal amount. In return, the portfolio agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the portfolio invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the counter-party requires the portfolio to take delivery upon occurrence of a credit event (for selling credit protection), periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the portfolio under swap contracts is accrued daily and recorded as realized gain (loss). The primary risks associated with selling credit protection are that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio from the buyer will be significantly less than the amount paid by the portfolio for such instrument, and that the debt instrument will be illiquid. A primary risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the portfolio.

5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2007, the portfolio had contributed capital of $39,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.04% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. The portfolio’s custodian bank has agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2007, custodian fee offset arrangements reduced the portfolio’s expenses by $14,000.

Vanguard® Short-Term Investment-Grade Portfolio

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Realized and unrealized gains (losses) on certain of the portfolio’s swap contacts are treated as ordinary income (loss) for tax purposes; the effect on the portfolio’s income dividends to shareholders is offset by a change in principal return. Realized losses of $187,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at December 31, 2007, the portfolio had $20,536,000 of ordinary income available for distribution. The portfolio had available realized losses of $1,288,000 to offset future net capital gains of $816,000 through December 31, 2013, and $472,000 through December 31, 2014.

At December 31, 2007, the cost of investment securities for tax purposes was $458,358,000. Net unrealized depreciation of investment securities for tax purposes was $720,000, consisting of unrealized gains of $3,029,000 on securities that had risen in value since their purchase and $3,749,000 in unrealized losses on securities that had fallen in value since their purchase.

At December 31, 2007, the aggregate settlement value of open futures contracts expiring in March 2008 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of Long	Settlement	Appreciation
Futures Contracts	(Short) Contracts	Value	(Depreciation)
2-Year Treasury Note	298	62,655	57
5-Year Treasury Note	135	14,888	8
10-Year Treasury Note	(35)	3,969	(8)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At December 31, 2007, the portfolio had the following open swap contracts:

Vanguard® Short-Term Investment-Grade Portfolio

Credit Default Swaps
					Unrealized
			Notional		Appreciation
	Termination		Amount	Premium	(Depreciation)
Reference Entity	Date	Dealer[1]	($000)	Received	($000)
UPS	3/20/08	WB	2,040	0.07%	—
Lehman Brothers Holdings Inc.	6/20/08	DBS	800	0.18%	(5)
Procter & Gamble	9/20/08	DBS	2,500	0.12%	(2)
Burlington Northern Santa Fe Corp.	6/20/12	DBS	400	0.40%	1
Johnson & Johnson	9/20/12	GS	410	0.07%	(1)
Johnson & Johnson	9/20/12	UBS	160	0.08%	—
Lehman Brothers Holdings Inc.	12/20/12	BA	325	1.19%	(1)
					(8)
Interest Rate Swaps
			Fixed	Floating	Unrealized
		Notional	Interest Rate	Interest Rate	Appreciation
		Amount	Received	Received	(Depreciation)
Termination Date	Dealer[1]	($000)	(Paid)	(Paid)	($000)
1/15/08	LEH	1,300	3.345%	(5.243%)[2]	(1)
9/19/08	LEH	2,700	4.743%	(4.941%)[2]	4
3/1/09	WB	3,600	4.858%	(5.124%)[2]	25
3/10/09	LEH	800	5.628%	(5.146%)[2]	13
4/17/09	LEH	2,500	5.637%	(5.214%)[2]	47
5/18/09	LEH	1,000	5.601%	(4.905%)[2]	20
6/2/09	DBS	1,350	3.765%	(5.124%)[2]	(6)
6/9/09	LEH	1,735	5.636%	(5.146%)[2]	36
8/11/09	BS	900	5.062%	(4.880%)[2]	15
8/21/09	LEH	2,010	5.273%	(4.982%)[2]	40
8/21/09	LEH	2,840	5.079%	(4.982%)[2]	48
9/15/09	LEH	3,640	3.855%	(4.991%)[2]	(7)
9/17/09	BS	1,593	5.183%	(5.028%)[3]	32
10/2/09	LEH	1,075	5.073%	(5.229%)[2]	21
10/13/09	LEH	1,400	5.052%	(5.243%)[2]	27
10/26/09	LEH	1,380	5.170%	(5.065%)[2]	30
11/16/09	BS	225	5.413%	(5.028%)[3]	6
11/16/09	LEH	880	4.641%	(4.878%)[2]	12
11/20/09	LEH	2,700	4.979%	(4.949%)[2]	53
12/9/09	LEH	400	5.414%	(5.147%)[2]	11
12/14/09	LEH	1,500	5.414%	(5.058%)[2]	43
12/17/09	LEH	500	5.413%	(4.990%)[2]	14
12/18/09	LEH	1,400	5.063%	(4.966%)[2]	31
12/23/09	LEH	250	5.045%	(4.883%)[2]	6
2/15/10	WB	4,000	5.468%	(5.028%)[3]	131
5/1/10	LEH	325	5.250%	(4.911%)[2]	10
5/10/10	LEH	1,600	5.239%	(4.879%)[2]	50
5/15/10	LEH	4,120	4.828%	(4.869%)[2]	90
5/15/10	LEH	1,580	5.243%	(5.028%)[3]	49

1  BA—Bank of America, N.A.

BS—Bear, Stearns & Co. Inc.

DBS—Deutsche Bank Securities.

GS—Goldman Sachs Capital Markets.

LEH—Lehman Brothers Special Financing Inc.

UBS—UBS Warburg LLC.

WB—Wachovia Bank.

2  Based on three-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

3  Based on one-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

Vanguard® Short-Term Investment-Grade Portfolio

Interest Rate Swaps (continued)
			Fixed	Floating	Unrealized
		Notional	Interest Rate	Interest Rate	Appreciation
		Amount	Received	Received	(Depreciation)
Termination Date	Dealer[1]	($000)	(Paid)	(Paid)	($000)
5/16/10	LEH	1,050	5.250%	(4.878%)[2]	33
5/18/10	BS	1,100	5.154%	(4.905%)[2]	32
5/26/10	LEH	2,875	5.248%	(5.030%)[2]	90
6/28/10	LEH	1,375	5.412%	(4.843%)[2]	50
7/17/10	BS	900	5.195%	(5.028%)[3]	29
7/21/10	LEH	4,535	5.038%	(5.180%)[2]	128
8/15/10	LEH	600	5.418%	(4.869%)[2]	23
11/15/10	LEH	1,800	5.423%	(5.028%)[3]	74
					1,309
Total Return Swaps
					Unrealized
			Notional	Floating	Appreciation
			Amount	Interest	(Depreciation)
Reference Entity/Termination Date		Dealer[1]	($000)	Rate Paid[3]	($000)
Mortgage-Backed Securities Index
2/29/08		UBS	1,225	4.561%	33
2/29/08		UBS	4,025	4.561%	104
					137

E. During the year ended December 31, 2007, the portfolio purchased $115,169,000 of investment securities and sold $99,316,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $118,923,000 and $121,706,000, respectively.

F. Capital shares issued and redeemed were:

	Year Ended December 31,
	2007	2006
	Shares	Shares
	(000)	(000)
Issued	10,701	8,177
Issued in Lieu of Cash Distributions	1,748	1,349
Redeemed	(7,125)	(7,283)
Net Increase (Decrease) in Shares Outstanding	5,324	2,243

G. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the portfolio’s current fiscal year. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004–2007) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the portfolio’s financial statements.

1  BA—Bank of America, N.A.

BS—Bear, Stearns & Co. Inc.

DBS—Deutsche Bank Securities.

GS—Goldman Sachs Capital Markets.

LEH—Lehman Brothers Special Financing Inc.

UBS—UBS Warburg LLC.

WB—Wachovia Bank.

2  Based on three-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

3  Based on one-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

Vanguard® Short-Term Investment-Grade Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Vanguard Variable Insurance Fund Short-Term Investment-Grade Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Variable Insurance Fund Short-Term Investment-Grade Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 8, 2008

Vanguard® Short-Term Investment-Grade Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return.

This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return.

This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the current prospectus.

Six Months Ended December 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Short-Term Investment-Grade Portfolio	6/30/2007	12/31/2007	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,038.57	$0.82
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.40	0.82

1  The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.16%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® Small Company Growth Portfolio

Vanguard® Small Company Growth Portfolio

The broad U.S. stock market returned 5.7% in 2007 amid heightened volatility. Large-capitalization stocks outperformed small-caps, and growth stocks fared better than value-oriented stocks. For the year, the Small Company Growth Portfolio returned 3.8%, a disappointing result that trailed the return of its benchmark index and the average return of its peer funds.

The table below shows the returns of your portfolio and its comparative standards over the past 12 months; for perspective, it also shows their average annual returns over the last ten years. Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Consumer discretionary stocks dampened portfolio’s return

The Small Company Growth Portfolio’s 3.8% return was largely dictated by the performance of its four largest sectors: information technology, health care, consumer discretionary, and industrials. Combined, these four groups represented more than 83% of the portfolio’s assets, on average, during the 12 months.

Technology stocks, which returned 12%, were the largest contributors to total return. The sector was bolstered by the strength of several software and semiconductor-related firms. The health care and industrial sectors made significant contributions to the portfolio’s return, but their results lagged the returns of the benchmark sectors.

In contrast, the consumer discretionary sector returned –14% and was the largest detractor from the portfolio’s performance. The companies in this group compete for consumers’ spare dollars, which appeared to be in shorter supply as Americans reacted to growing economic uncertainty. Stocks of restaurants, homebuilders, clothing stores, and furniture retailers were some of the poorest performers in the portfolio.

Among the fund’s smaller sectors, strong returns from materials stocks (+44%) were partially offset by weakness in financials (–9%).

The portfolio is best viewed from a long-term perspective

The Small Company Growth Portfolio’s less-than-spectacular 2007 return underscores the importance of keeping a long-term perspective. It’s hasty to praise—or criticize—an investment based on one year’s performance. Rather, annual returns are best considered as single installments in much longer bodies of work.

Over the ten years ended December 31, 2007, the portfolio posted an average annual return of 12.3%, outperforming the benchmark index, the broad stock market, and the average result of competing funds.

As is typical in the small-cap growth universe, the Small Company Growth Portfolio has very large allocations to a handful of sectors and very small allocations to several others. This can make for turbulent short-term performance, even in the calmest of market environments. Because of its potential for volatility, the Small Company Growth Portfolio is best employed as a supporting player in a balanced investment program. In that role, the portfolio can provide useful diversification along with exposure to some of the market’s most dynamic companies.

Vanguard® Small Company Growth Portfolio

Total Returns
		Ten Years Ended
		December 31, 2007
	Year Ended	Average
	December 31, 2007	Annual Return
Small Company Growth Portfolio	3.8%	12.3%
Russell 2500 Growth Index	9.7	6.6
Average Small-Cap Growth Fund[1]	8.7	7.4

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your portfolio compared with its peer group
		Average
		Small-Cap
	Portfolio	Growth Fund
Small Company Growth Portfolio	0.36%	1.64%

1  Derived from data provided by Lipper Inc.

2  Portfolio expense ratio reflects the 12 months ended December 31, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

Vanguard® Small Company Growth Portfolio

Advisors’ Report

The Small Company Growth Portfolio returned 3.8% for the fiscal year ended December 31, 2007, trailing the result of its benchmark index and the average return of competing small-capitalization growth funds. This performance reflects the combined efforts of the portfolio’s two independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the portfolio’s diversification.

The advisors, the percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the 2007 fiscal year and how portfolio positioning reflects this assessment. (Please note that the advisors refer to industry sectors as defined by Russell classifications, rather than by the Global Industry Classification Standard used elsewhere in this report.) These reports were prepared on January 14, 2008.

Granahan Investment Management, Inc.

Portfolio Managers:

John J. Granahan, CFA,

Founder and President

Gary C. Hatton, CFA,

Executive Vice President

Jane M. White, Executive Vice President

Robert F. Granahan, CFA, Vice President

In our 2007 midyear report, we noted the possibility that credit concerns could pressure equities later in the year. We did see some giveback of first-half gains in the second half.

Negative factors

Clearly, consumer stocks were not the place to be in 2007. We added to our positions in several of these stocks on weakness, and those moves proved to be premature. As a result, we received poor performances from apparel stocks such as Columbia and Quiksilver, handgun manufacturer Smith & Wesson, rent-to-own operator Rent-A-Center, and automotive dealer Lithia. We eliminated Lithia and hold reduced positions in the others.

In health care, we own a mix of companies with growing profits as well as a number of companies that we call “pioneers”—early-stage research-oriented companies that are generally not yet profitable. The year favored the former group of core growth companies, including Bruker Biosciences and Illumina (life science tools), Lifecell (tissue products for surgery), Stericycle (medical waste treatment), and Idexx Laboratories (veterinarian diagnostics). Several of our “pioneers” also contributed significantly, including Cepheid (clinical molecular diagnostics), Xenoport (natural nutrient transporters) and Seattle Genetics (monoclonal antibodies). Among the largest detractors from performance in health care were Nektar and Medarex, where we have maintained our positions, and Noven, where we have reduced the size of our position following a controversial acquisition by the company.

Vanguard® Small Company Growth Portfolio

Vanguard Small Company Growth Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Granahan Investment	69	549	Bases its investment process on the beliefs that
Management, Inc.			earnings drive stock prices and that small, dynamic
			companies with exceptional growth prospects
			have the greatest long-term potential. A bottom-up,
			fundamental approach places companies in one
			of three life-cycle categories: core growth, pioneer,
			and special situation. In each, the process looks
			for companies with strong earnings growth and
			leadership in their markets.
Grantham, Mayo, Van	28	223	Employs a highly disciplined approach to buying and
Otterloo & Co. LLC			selling stocks ranked among the 3,000 largest in the
			U.S. market, minus the very largest 500. Stocks are
			compared with one another and evaluated monthly
			using three disciplines, each of which represents an
			individual subportfolio.
Cash Investments[1]	3	22	—

1  These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

Vanguard® Small Company Growth Portfolio

In materials and producer durables, companies with secular growth cases such as Aptar, RBC Bearings, Varian Semiconductor Equipment, Donaldson, and Chicago Bridge were generally good performers. We were underweighted in this area, however, and Watsco and NCI Building, now eliminated, further hurt our overall performance. Our focus here remains on companies with long-term growth prospects; we believe that these sectors overall may see a reversion down to slower earnings growth in the future.

Positive factors

Strong stock selection helped performance in technology and financial services. In technology, we made a well-timed reduction in our large stake in Vasco Data Security, capturing much of its previous large gains. The sale was prompted by concerns about the company’s dependence on the banking industry. In financial services, we acquired several holdings at premiums, had a low weighting in bank stocks, and benefited from good performers such as Huron Consulting, whose customer base includes participants in the health care, academic, and energy sectors.

The outlook

Earnings growth continues to slow as demand softens and margins get pressured. Management teams have generally been conservative as they look to 2008; the question is whether they’ve been conservative enough. The obvious pressures on U.S. consumer spending remain in place, and the degree to which this slows international growth will become apparent as the year progresses. We have noted how important foreign markets have been to the growth of U.S. companies, so this is an important ingredient for estimates. We remain overweighted in health care and, to a lesser degree, in technology. We are underweighted elsewhere.

Grantham, Mayo,

Van Otterloo & Co. LLC

Portfolio Manager:

Sam Wilderman, CFA, Partner and Director of U.S. Equity Management

The investment environment

Over the course of the past 12 months, investors remained infatuated with risk, though some cracks in the risk-taking façade did appear (namely in the financial sector). Quantitative investment strategies struggled in the second half of the year, creating a challenging environment for our valuation model. While unique in its construction, our valuation model’s quantitative implementation kept it from outperforming. And while our momentum model fared better than our valuation model, it too was unable to add value relative to the Russell 2500 Growth Index during the period.

Our successes

Our overweighted position and strong stock selection within the materials and processing sector added to relative returns. In particular, stocks in this sector that we selected based on our momentum model—including overweighted positions in AK Steel and Steel Dynamics—performed well relative to the market.

Our shortfalls

An overweighted position and poor stock selection in the consumer discretionary sector detracted from relative returns during the period. Our overweighted position in retailer American Eagle Outfitters was among the leading detractors in this sector.

Vanguard® Small Company Growth Portfolio

Portfolio Profile

As of December 31, 2007

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	535	1,606	4,843
Median Market Cap	$1.4B	$2.8B	$37.7B
Price/Earnings Ratio	33.8x	27.0x	17.8x
Price/Book Ratio	3.5x	3.6x	2.7x
Yield	0.3%	0.6%	1.8%
Return on Equity	15.1%	15.4%	19.2%
Earnings Growth Rate	24.9%	21.8%	20.7%
Foreign Holdings	2.2%	0.0%	0.0%
Turnover Rate	74.8%	—	—
Expense Ratio	0.36%	—	—
Short-Term Reserves	2.4%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.96	0.79
Beta	1.03	1.44

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Consumer
Discretionary	16.3%	16.4%	9.4%
Consumer Staples	2.2	2.3	8.9
Energy	4.7	7.5	12.3
Financials	5.5	8.3	18.3
Health Care	24.1	18.2	12.0
Industrials	16.8	18.5	11.7
Information Technology	24.8	20.3	16.5
Materials	4.0	6.2	3.8
Telecommunication
Services	1.0	1.2	3.3
Utilities	0.6	1.1	3.8

Vanguard® Small Company Growth Portfolio

Ten Largest Holdings[3] (% of total net assets)

The Dun &	diversified
Bradstreet Corp.	commercial and
	professional services	1.3%
AptarGroup Inc.	metal and
	glass containers	1.2
O’Reilly Automotive, Inc.	automotive retail	1.2
IDEXX Laboratories Corp.	health care
	equipment	1.1
Bruker BioSciences Corp.	life sciences tools
	and services	1.0
Tennant Co.	industrial machinery	0.9
Stericycle, Inc.	environmental and
	facilities services	0.8
SEI Investments Co.	asset management
	and custody banks	0.8
RBC Bearings Inc.	industrial machinery	0.8
Durect Corp.	pharmaceuticals	0.8
Top Ten		9.9%

Investment Focus

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by an index. If a portfolio’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a portfolio’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

1  Russell 2500 Growth Index.

2  Dow Jones Wilshire 5000 Index.

3  “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Vanguard® Small Company Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Cumulative Performance: December 31, 1997–December 31, 2007

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended December 31, 2007			Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Small Company Growth Portfolio	3.77%	14.60%	12.33%	$31,978
Dow Jones Wilshire 5000 Index	5.73	14.07	6.34	18,492
Russell 2500 Growth Index	9.69	17.43	6.62	18,992
Average Small-Cap Growth Fund[1]	8.70	15.14	7.39	20,404

Fiscal-Year Total Returns (%): December 31, 1997–December 31, 2007

1  Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

Vanguard® Small Company Growth Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2007

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (95.5%)[1]
Consumer Discretionary (15.5%)
*	O’Reilly Automotive, Inc.	287,900	9,337
*	ITT Educational Services, Inc.	66,200	5,645
*	Priceline.com, Inc.	43,700	5,019
	Monro Muffler Brake, Inc.	248,525	4,844
	Aaron Rents, Inc.	218,830	4,210
*	GameStop Corp. Class A	54,700	3,397
*^	Premier Exhibitions Inc.	307,100	3,360
	Columbia Sportswear Co.	75,800	3,342
*	Steiner Leisure Ltd.	73,400	3,241
*	WMS Industries, Inc.	85,200	3,122
	Tiffany & Co.	67,000	3,084
	Phillips-Van Heusen Corp.	82,600	3,045
*	Hibbett Sports Inc.	136,700	2,731
	Strayer Education, Inc.	15,400	2,627
*	Texas Roadhouse, Inc.	233,990	2,588
*	Iconix Brand Group Inc.	117,200	2,304
*	Urban Outfitters, Inc.	84,000	2,290
*^	MarineMax, Inc.	140,100	2,172
*	Life Time Fitness, Inc.	43,200	2,146
	Guess ?, Inc.	55,500	2,103
*	Amerigon Inc.	99,200	2,097
	American Eagle Outfitters, Inc.	96,700	2,008
*	Crocs, Inc.	54,200	1,995
*	Rent-A-Center, Inc.	136,000	1,975
*	Morgans Hotel Group	98,600	1,901
*	INVESTools Inc.	104,500	1,854
*^	Lululemon Athletica, Inc.	36,050	1,708
*	Discovery Holding Co.
	Class A	62,700	1,576
*	Deckers Outdoor Corp.	10,100	1,566
*	Aeropostale, Inc.	58,750	1,557
*	Capella Education Co.	22,400	1,466
*	Saks Inc.	66,400	1,378
	Tempur-Pedic International Inc.	48,300	1,254
	Hasbro, Inc.	48,400	1,238
*^	Cosi, Inc.	548,900	1,230

Vanguard® Small Company Growth Portfolio

*	Dollar Tree Stores, Inc.	45,100	1,169
*	Quiksilver, Inc.	128,700	1,104
*	Buffalo Wild Wings Inc.	47,200	1,096
*^	Smith &
	Wesson Holding Corp.	173,300	1,057
	Thor Industries, Inc.	22,200	844
*	Volcom, Inc.	38,100	839
*	Marvel Entertainment, Inc.	30,900	825
	Men’s Wearhouse, Inc.	29,850	805
*	Fossil, Inc.	18,800	789
	Gentex Corp.	44,400	789
	Ross Stores, Inc.	30,100	770
*	Blue Nile Inc.	10,900	742
*	Career Education Corp.	29,100	732
	PetSmart, Inc.	30,500	718
*^	Chipotle Mexican Grill, Inc.	4,700	691
	^Polaris Industries, Inc.	13,400	640
	Brinker International, Inc.	31,100	608
	DeVry, Inc.	11,200	582
*	Jack in the Box Inc.	20,900	539
	Advance Auto Parts, Inc.	13,900	528
*	Citi Trends Inc.	32,100	496
	Harte-Hanks, Inc.	28,000	484
	BorgWarner, Inc.	10,000	484
	Family Dollar Stores, Inc.	25,000	481
	Tupperware Brands Corp.	14,100	466
*	Interpublic Group of Cos., Inc.	56,800	461
*	Chico’s FAS, Inc.	50,700	458
*	Pre-Paid Legal Services, Inc.	7,900	437
	Interactive Data Corp.	12,900	426
*^	American Apparel, Inc.	28,200	423
	bebe stores, inc.	32,500	418
	Service Corp. International	29,000	407
	Matthews International Corp.	8,100	380
*	J. Crew Group, Inc.	7,700	371
	Choice Hotels
	International, Inc.	10,700	355
	The Buckle, Inc.	10,200	337
*	Pacific Sunwear of
	California, Inc.	22,600	319
*	Dick’s Sporting Goods, Inc.	10,600	294
*	Getty Images, Inc.	9,900	287
*	Chipotle Mexican Grill, Inc.
	Class B	2,300	283
	Weight Watchers
	International, Inc.	6,100	276
	Ameristar Casinos, Inc.	9,600	264
	Boyd Gaming Corp.	7,600	259
	Williams-Sonoma, Inc.	9,600	249
*	Tween Brands, Inc.	8,900	236
*	P.F. Chang’s China Bistro, Inc.	9,700	222
*	Steven Madden, Ltd.	10,350	207
*	Vail Resorts Inc.	3,700	199

Vanguard® Small Company Growth Portfolio

	Arbitron Inc.	4,700	195
*^	Casual Male Retail Group, Inc.	35,000	181
*	Tractor Supply Co.	5,000	180
*	Jarden Corp.	6,700	158
	Christopher & Banks Corp.	12,000	137
*	The Gymboree Corp.	4,400	134
*	Universal Electronics, Inc.	4,000	134
	Spartan Motors, Inc.	14,600	112
*	PetMed Express, Inc.	7,500	91
*	Universal Technical
	Institute Inc.	5,200	88
*	Global Sources Ltd.	2,860	81
*	Sturm, Ruger & Co., Inc.	8,900	74
*	Maidenform Brands, Inc.	4,600	62
*	Sonic Corp.	2,200	48
*	Gemstar-TV Guide
	International, Inc.	9,800	47
*	Papa John’s International, Inc.	1,000	23
	FTD Group, Inc.	1,300	17
			123,018
Consumer Staples (2.0%)
*	Energizer Holdings, Inc.	27,000	3,028
*	SunOpta, Inc.	194,800	2,601
	PriceSmart, Inc.	72,000	2,164
*	Chattem, Inc.	19,500	1,473
	Church & Dwight, Inc.	27,200	1,471
*	Ralcorp Holdings, Inc.	15,200	924
*^	USANA Health Sciences, Inc.	18,900	701
	McCormick & Co., Inc.	17,200	652
*	Hansen Natural Corp.	9,600	425
*	Central European
	Distribution Corp.	6,900	401
*	NBTY, Inc.	14,200	389
	The Estee Lauder Cos. Inc.
	Class A	7,400	323
	Hormel Foods Corp.	7,200	291
*	Green Mountain Coffee
	Roasters, Inc.	5,700	232
*	Bare Escentuals, Inc.	9,400	228
	Herbalife Ltd.	5,100	205
	Flowers Foods, Inc.	8,400	197
*	Darling International, Inc.	5,500	64
			15,769
Energy (4.3%)
*	Helix Energy Solutions
	Group, Inc.	124,700	5,175
	St. Mary Land &
	Exploration Co.	109,900	4,243
	CARBO Ceramics Inc.	81,150	3,019
*	FMC Technologies Inc.	47,400	2,688
*	Veneco Inc.	97,400	1,941
*	Exterran Holdings, Inc.	22,900	1,873
	Frontier Oil Corp.	35,900	1,457

Vanguard® Small Company Growth Portfolio

*	Clean Energy Fuels Corp.	86,500	1,310
	Tidewater Inc.	20,100	1,103
*	Tesco Corp.	36,400	1,044
	Tesoro Corp.	20,900	997
	Holly Corp.	18,600	947
*	Dresser Rand Group, Inc.	22,400	875
*	Oceaneering International, Inc.	11,300	761
*^	InterOil Corp.	35,300	680
*	Unit Corp.	12,500	578
*	Denbury Resources, Inc.	19,200	571
	Cabot Oil & Gas Corp.	13,200	533
	Western Refining, Inc.	17,900	433
	Helmerich & Payne, Inc.	10,600	425
*	Oil States International, Inc.	11,300	386
	Alon USA Energy, Inc.	12,100	329
*	Alpha Natural Resources, Inc.	9,000	292
	World Fuel Services Corp.	8,600	250
*	Willbros Group, Inc.	5,500	211
*	Cheniere Energy, Inc.	6,100	199
*	Global Industries Ltd.	8,900	191
	Cimarex Energy Co.	4,100	174
*	Atwood Oceanics, Inc.	1,700	170
*	Gulfmark Offshore, Inc.	3,000	140
*	Bolt Technology Corp.	3,200	122
	Ship Finance International Ltd.	4,100	114
	Atlas America, Inc.	1,900	112
*	Vaalco Energy, Inc.	23,900	111
*	W-H Energy Services, Inc.	1,500	84
	Delek US Holdings, Inc.	4,100	83
	RPC Inc.	5,600	66
*	Matrix Service Co.	2,600	57
	Patterson-UTI Energy, Inc.	2,800	55
	Gulf Island Fabrication, Inc.	1,500	48
	Berry Petroleum Class A	1,000	44
*	Dawson Geophysical Co.	300	21
			33,912
Financials (4.8%)
	SEI Investments Co.	197,400	6,350
	Cash America
	International Inc.	140,255	4,530
	Jefferies Group, Inc.	155,700	3,589
	Waddell & Reed Financial, Inc.	91,600	3,306
	Cullen/Frost Bankers, Inc.	38,800	1,966
	Eaton Vance Corp.	41,100	1,866
	MHI Hospitality Corp.	240,400	1,719
*	Pinnacle Financial
	Partners, Inc.	55,500	1,411
^	QC Holdings Inc.	112,300	1,263
*	Harris & Harris Group, Inc.	137,800	1,211
	Janus Capital Group Inc.	35,300	1,160
*	Philadelphia Consolidated
	Holding Corp.	27,000	1,062
*	IntercontinentalExchange Inc.	5,200	1,001

Vanguard® Small Company Growth Portfolio

	Brown & Brown, Inc.	37,900	891
	City National Corp.	14,900	887
*	Markel Corp.	1,500	737
^	The First Marblehead Corp.	44,400	679
	People’s United Financial Inc.	27,870	496
*	First Cash Financial
	Services, Inc.	32,900	483
*	SVB Financial Group	8,200	413
*	Alleghany Corp.	1,000	402
*	World Acceptance Corp.	13,300	359
	Odyssey Re Holdings Corp.	9,200	338
	HCC Insurance Holdings, Inc.	11,600	333
	Erie Indemnity Co. Class A	6,100	317
	Transatlantic Holdings, Inc.	3,200	233
	American Capital
	Strategies, Ltd.	6,500	214
	Jones Lang LaSalle Inc.	2,700	192
	^Frontier Financial Corp.	10,300	191
*	Alexander’s, Inc. REIT	500	177
	Cohen & Steers, Inc.	4,100	123
	Bank of Hawaii Corp.	1,700	87
	Portfolio Recovery
	Associates, Inc.	2,100	83
	Westamerica Bancorporation	1,800	80
	Consolidated-Tomoka Land Co.	900	56
	Cathay General Bancorp	2,100	56
*	Stifel Financial Corp.	1,000	53
	Wilmington Trust Corp.	1,300	46
	Capital Corp. of the West	2,200	43
	Federated Investors, Inc.	1,000	41
	Rayonier Inc. REIT	500	24
	Saul Centers, Inc. REIT	400	21
	Valley National Bancorp	1,100	21
	TrustCo Bank NY	2,100	21
	S & T Bancorp, Inc.	700	19
			38,550
Health Care (23.2%)
	Biotechnology (7.0%)
*	Medarex, Inc.	474,400	4,943
*^	XOMA Ltd.	1,307,400	4,432
*	Cepheid, Inc.	166,891	4,398
*	Dyax Corp.	1,010,100	3,697
*	Seattle Genetics, Inc.	313,600	3,575
*	Alkermes, Inc.	220,800	3,442
*	PDL BioPharma Inc.	190,800	3,343
*	Isis Pharmaceuticals, Inc.	196,400	3,093
*	Acorda Therapeutics Inc.	126,600	2,780
*	LifeCell Corp.	46,100	1,987
*	Human Genome
	Sciences, Inc.	190,000	1,984
*^	Tercica, Inc.	271,820	1,843
*^	DUSA Pharmaceuticals, Inc.	856,000	1,772
*	Cytokinetics, Inc.	367,400	1,738

Vanguard® Small Company Growth Portfolio

*^	La Jolla Pharmaceutical Co.	382,000	1,497
*	Arena Pharmaceuticals, Inc.	180,500	1,413
*^	QLT Inc.	304,500	1,346
*^	Alnylam Pharmaceuticals Inc.	42,900	1,247
*	ImmunoGen, Inc.	300,000	1,245
*	Vertex Pharmaceuticals, Inc.	41,300	959
*	CV Therapeutics, Inc.	99,200	898
*	Onyx Pharmaceuticals, Inc.	11,700	651
*^	Cell Genesys, Inc.	282,000	649
*	NPS Pharmaceuticals Inc.	150,000	575
*	Dynavax Technologies Corp.	110,000	559
*	Nuvelo, Inc.	265,100	485
*	Regeneron
	Pharmaceuticals, Inc.	19,800	478
*	Iomai Corp.	359,800	381
*	Neurogen Corp.	55,000	190
*	Savient Pharmaceuticals Inc.	4,900	113

	Health Care Equipment & Supplies (5.5%)
*	IDEXX Laboratories Corp.	142,300	8,343
*	Intuitive Surgical, Inc.	13,500	4,381
*	Haemonetics Corp.	67,000	4,222
*	Natus Medical Inc.	212,000	4,102
*	Align Technology, Inc.	238,200	3,973
*	Conceptus, Inc.	204,600	3,937
*	Angiodynamics, Inc.	144,624	2,754
*	Immucor Inc.	54,700	1,859
*	Respironics, Inc.	25,900	1,696
*	Cyberonics, Inc.	119,500	1,573
*	Kinetic Concepts, Inc.	26,200	1,403
*	Orthovita, Inc.	340,200	1,187
*^	BioLase Technology, Inc.	484,073	1,142
	DENTSPLY International Inc.	19,500	878
*	Somanetics Corp.	30,000	710
*	Gen-Probe Inc.	6,600	415
*	Cantel Medical Corp.	21,000	306
	Meridian Bioscience Inc.	7,400	223
*	Zoll Medical Corp.	6,900	184
	Cooper Cos., Inc.	3,300	125
	West Pharmaceutical
	Services, Inc.	2,800	114
	Mentor Corp.	2,300	90
*	Cynosure Inc.	3,000	79

	Health Care Providers & Services (3.1%)
*	Henry Schein, Inc.	96,300	5,913
*	MWI Veterinary Supply Inc.	106,350	4,254
*	Sun Healthcare Group Inc.	218,300	3,748
*	Healthways, Inc.	51,280	2,997
*	I-trax, Inc.	566,300	2,010
*	Patterson Cos.	50,000	1,698
*	Pediatrix Medical Group, Inc.	13,400	913
	Chemed Corp.	12,500	699

Vanguard® Small Company Growth Portfolio

*	Lincare Holdings, Inc.	14,400	506
*	Molina Healthcare Inc.	11,000	426
*	VCA Antech, Inc.	8,700	385
*	CorVel Corp.	10,050	231
*	Sunrise Senior Living, Inc.	4,000	123
*	HMS Holdings Corp.	3,000	100
	Universal Health Services
	Class B	500	26

	Heath Care Technology (0.0%)
*	Cerner Corp.	5,200	293

	Life Science Tools & Services (4.7%)
*	Bruker BioSciences Corp.	589,600	7,842
*	Illumina, Inc.	82,400	4,883
*	Waters Corp.	56,900	4,499
*	Nektar Therapeutics	641,000	4,301
*	AMAG Pharmaceuticals, Inc.	58,500	3,518
*	Luminex Corp.	205,700	3,341
*	Exelixis, Inc.	247,200	2,133
*	Affymetrix, Inc.	73,200	1,694
*	Invitrogen Corp.	14,500	1,354
*	Covance, Inc.	15,400	1,334
	Pharmaceutical Product
	Development, Inc.	21,300	860
*	Techne Corp.	9,000	594
	PerkinElmer, Inc.	12,800	333
*	Charles River
	Laboratories, Inc.	4,300	283
*	Dionex Corp.	3,000	249
*	Varian, Inc.	3,300	215
*	eResearch Technology, Inc.	4,000	47

	Pharmaceuticals (2.9%)
*	Durect Corp.	952,700	6,126
*	Adolor Corp.	871,300	4,008
*	Axcan Pharma Inc.	169,300	3,894
*	Noven Pharmaceuticals, Inc.	160,050	2,221
*	Xenoport Inc.	27,700	1,548
*^	DepoMed, Inc.	406,600	1,326
*	Cypress Bioscience, Inc.	100,000	1,103
*	Inspire Pharmaceuticals, Inc.	180,000	1,076
*	MGI Pharma, Inc.	11,100	450
*	Endo Pharmaceuticals
	Holdings, Inc.	15,800	421
	Medicis Pharmaceutical Corp.	10,900	283
*^	Artes Medical Inc.	107,900	245
*	Santarus Inc.	51,500	142
*	Warner Chilcott Ltd.	5,700	101
*	Hi-Tech Pharmacal Co., Inc.	2,300	22
			184,177
Industrials (16.0%)
	The Dun & Bradstreet Corp.	113,050	10,020

Vanguard® Small Company Growth Portfolio

	Tennant Co.	153,700	6,807
*	Stericycle, Inc.	113,150	6,721
*	RBC Bearings Inc.	144,200	6,267
*	The Advisory Board Co.	95,100	6,104
	Donaldson Co., Inc.	130,600	6,057
	Comfort Systems USA, Inc.	395,700	5,057
*	Jacobs Engineering Group Inc.	52,400	5,010
	Chicago Bridge &
	Iron Co. N.V.	80,100	4,841
	Healthcare Services
	Group, Inc.	191,450	4,055
	McGrath RentCorp	152,850	3,936
	Horizon Lines Inc.	199,900	3,726
*	Huron Consulting Group Inc.	44,600	3,596
*	IHS Inc. Class A	54,300	3,288
	Albany International Corp.	71,900	2,667
	MSC Industrial
	Direct Co., Inc. Class A	59,900	2,424
*	Exponent, Inc.	88,900	2,404
*	Sterling
	Construction Co., Inc.	105,000	2,291
*	BTU International, Inc.	169,700	2,260
	The Manitowoc Co., Inc.	44,300	2,163
	Heartland Express, Inc.	143,340	2,033
	Pall Corp.	48,900	1,972
*	SunPower Corp. Class A	14,000	1,825
*	First Solar, Inc.	6,600	1,763
	Raven Industries, Inc.	42,500	1,632
	Resources Connection, Inc.	89,300	1,622
*	Kenexa Corp.	75,400	1,464
	Watsco, Inc.	38,100	1,401
*^	Basin Water, Inc.	168,250	1,391
*	APAC Teleservices, Inc.	1,168,863	1,332
*	Flow International Corp.	133,300	1,242
*	Copart, Inc.	29,100	1,238
*	Quanta Services, Inc.	46,000	1,207
*	Corrections Corp. of America	39,000	1,151
*	BE Aerospace, Inc.	20,000	1,058
*	The Middleby Corp.	12,600	965
*	TeleTech Holdings, Inc.	41,700	887
*	Celadon Group Inc.	88,200	808
*	Terex Corp.	12,300	807
	Herman Miller, Inc.	24,800	803
*	GeoEye Inc.	23,350	786
*	Ceradyne, Inc.	14,300	671
	Equifax, Inc.	18,300	665
*	Alliant Techsystems, Inc.	5,600	637
*	FTI Consulting, Inc.	9,600	592
*	Teledyne Technologies, Inc.	9,700	517
	Roper Industries Inc.	7,600	475
*	M&F Worldwide Corp.	8,300	447
*	II-VI, Inc.	14,600	446
	Woodward Governor Co.	5,600	381

Vanguard® Small Company Growth Portfolio

	The Toro Co.	6,400	348
	J.B. Hunt Transport
	Services, Inc.	12,500	344
*	Shaw Group, Inc.	5,600	338
	Watson Wyatt &
	Co. Holdings	7,200	334
*	Mobile Mini, Inc.	18,000	334
*	Beacon Roofing Supply, Inc.	35,250	297
*	Geo Group Inc.	9,900	277
	Graco, Inc.	6,800	253
	Valmont Industries, Inc.	2,800	250
	Ametek, Inc.	5,300	248
*	Spirit Aerosystems
	Holdings Inc.	6,600	228
	Oshkosh Truck Corp.	4,800	227
*	General Cable Corp.	2,900	213
	Baldor Electric Co.	5,300	178
	Copa Holdings SA Class A	4,700	177
	^AMREP Corp.	4,800	147
	Forward Air Corp.	4,700	147
*	KBR Inc.	3,700	144
	CLARCOR Inc.	3,400	129
	Landstar System, Inc.	2,200	93
	Sun Hydraulics Corp.	3,600	91
*	EMCOR Group, Inc.	3,100	73
*	Innovative Solutions and
	Support, Inc.	5,900	57
*	Old Dominion Freight
	Line, Inc.	2,200	51
	Diamond Management and
	Technology Consultants, Inc.	4,500	33
*	Team, Inc.	700	26
	Dynamic Materials Corp.	300	18
	Gorman-Rupp Co.	425	13
			126,980
Information Technology (23.7%)
	Communications Equipment (4.0%)
*	Ciena Corp.	149,815	5,110
*	Blue Coat Systems, Inc.	153,546	5,047
*	ViaSat, Inc.	115,800	3,987
*	Sycamore Networks, Inc.	685,400	2,632
*	Riverbed Technology, Inc.	94,400	2,524
*	Harris Stratex Networks, Inc.
	Class A	145,125	2,424
*	Acme Packet, Inc.	177,400	2,233
*	MRV Communications Inc.	632,700	1,468
*^	Optium Corp.	143,000	1,127
*	Polycom, Inc.	40,100	1,114
*	OpNext, Inc.	87,100	771
*	Comtech
	Telecommunications Corp.	10,300	556
	ADTRAN Inc.	24,700	528
*	CommScope, Inc.	10,500	517

Vanguard® Small Company Growth Portfolio

*	Mastec Inc.	49,600	504
*	Foundry Networks, Inc.	27,600	484
*	Sonus Networks, Inc.	59,000	344
*	NETGEAR, Inc.	6,600	235

	Computers & Peripherals (0.6%)
*	Hutchinson Technology, Inc.	136,050	3,581
*	Western Digital Corp.	15,300	462
*	Novatel Wireless, Inc.	25,100	407
*	Synaptics Inc.	7,300	300
*	Stratasys, Inc.	7,800	202
*	Immersion Corp.	1,600	21

	Electronic Equipment & Instruments (2.2%)
*	Littelfuse, Inc.	105,000	3,461
*	FLIR Systems, Inc.	96,600	3,024
*	Mettler-Toledo
	International Inc.	23,400	2,663
*	Trimble Navigation Ltd.	85,300	2,579
*	OSI Systems Inc.	84,000	2,223
*	Cogent Inc.	127,100	1,417
*	Gerber Scientific, Inc.	78,000	842
*	Rogers Corp.	7,500	325
*	Dolby Laboratories Inc.	4,600	229
	Amphenol Corp.	4,600	213
*	FARO Technologies, Inc.	7,100	193
*	ScanSource, Inc.	4,600	149
	AVX Corp.	6,600	89
*	Itron, Inc.	800	77
*	Multi-Fineline Electronix, Inc.	3,600	62

	Internet Software & Services (2.6%)
*	Vocus, Inc.	156,300	5,397
*	Ariba, Inc.	423,799	4,725
	TheStreet.com, Inc.	266,600	4,244
	^Marchex, Inc.	204,100	2,217
*	Akamai Technologies, Inc.	53,300	1,844
*	ValueClick, Inc.	26,700	585
*	Liquidity Services, Inc.	45,100	582
*	Omniture, Inc.	7,700	256
*	Constant Contact, Inc.	10,000	215
*	Travelzoo, Inc.	14,400	197
*	j2 Global Communications, Inc.	8,200	174
*	Websense, Inc.	7,700	131
*	Interwoven Inc.	5,100	73
*	Sohu.com Inc.	900	49

	IT Services (2.2%)
*	Euronet Worldwide, Inc.	171,200	5,136
	^Heartland Payment
	Systems, Inc.	132,100	3,540
*^	VeriFone Holdings, Inc.	139,300	3,239
*	Ness Technologies Inc.	156,100	1,441

Vanguard® Small Company Growth Portfolio

*	MPS Group, Inc.	73,350	802
	Total System Services, Inc.	26,900	753
	Syntel, Inc.	12,400	478
*	DST Systems, Inc.	5,300	438
	Global Payments Inc.	7,700	358
*	Forrester Research, Inc.	8,300	233
*	Alliance Data Systems Corp.	2,400	180
*	Gartner, Inc. Class A	9,500	167
	Broadridge Financial Solutions
	LLC	4,200	94
*	CACI International, Inc.	1,400	63

	Semiconductors &
	Semiconductor Equipment (5.4%)
*	Nextest Systems Corp.	306,250	6,091
*	Varian Semiconductor
	Equipment Associates, Inc.	151,400	5,602
*	Pericom Semiconductor Corp.	287,100	5,369
*	Microsemi Corp.	208,550	4,617
*	Cymer, Inc.	89,400	3,480
*	PLX Technology, Inc.	370,237	3,443
*	FEI Co.	122,750	3,048
*	Verigy Ltd.	102,700	2,790
*	Ceva, Inc.	147,000	1,789
*	ON Semiconductor Corp.	148,800	1,321
*	PMC Sierra Inc.	180,400	1,180
*^	Trina Solar, Ltd. ADR	17,400	936
*	DSP Group Inc.	64,200	783
*	Novellus Systems, Inc.	27,600	761
	Intersil Corp.	29,300	717
*	Semtech Corp.	22,800	354
*	Tessera Technologies, Inc.	5,600	233
*	Silicon Laboratories Inc.	3,200	120
*	Cypress Semiconductor Corp.	3,200	115
*	Power Integrations, Inc.	3,200	110
*	Advanced Analogic
	Technologies, Inc.	6,000	68
*	Atheros Communications, Inc.	2,000	61
*	Netlogic Microsystems Inc.	1,500	48

	Software (6.7%)
*	Radiant Systems, Inc.	300,300	5,174
*	PROS Holdings, Inc.	245,300	4,813
*	Cadence Design
	Systems, Inc.	248,100	4,220
*	VASCO Data Security
	International, Inc.	146,100	4,079
*	Taleo Corp. Class A	132,100	3,934
*	Red Hat, Inc.	167,250	3,485
*	McAfee Inc.	87,500	3,281
*	Novell, Inc.	419,300	2,881
*	Guidance Software Inc.	175,400	2,445
*	DemandTec, Inc.	120,000	2,315

Vanguard® Small Company Growth Portfolio

	FactSet Research
	Systems Inc.	37,650	2,097
*	BMC Software, Inc.	56,900	2,028
*	Salary.com, Inc.	139,100	1,787
*	Sonic Solutions, Inc.	160,000	1,662
*	Concur Technologies, Inc.	35,800	1,296
*	The Ultimate Software
	Group, Inc.	38,000	1,196
*	Activision, Inc.	39,000	1,158
*	Ulticom, Inc.	111,000	899
*	SourceForge Inc.	319,600	783
*	Synopsys, Inc.	29,400	762
*	NAVTEQ Corp.	7,600	575
*	MICROS Systems, Inc.	6,400	449
*	Synchronoss
	Technologies, Inc.	10,500	372
*	Nuance Communications, Inc.	18,500	346
*	Manhattan Associates, Inc.	13,100	345
	Jack Henry & Associates Inc.	8,700	212
*	ANSYS, Inc.	4,600	191
*	Citrix Systems, Inc.	4,100	156
*	SPSS, Inc.	4,200	151
	Fair Isaac, Inc.	1,600	51
*	Informatica Corp.	2,800	50
*	Macrovision Corp.	1,900	35
	Renaissance Learning, Inc.	1,600	22
*	EPIQ Systems, Inc.	1,200	21
			188,042
Materials (3.7%)
	AptarGroup Inc.	231,600	9,475
	Martin Marietta Materials, Inc.	27,100	3,593
	Cleveland-Cliffs Inc.	35,400	3,568
*^	LSB Industries, Inc.	110,600	3,121
	CF Industries Holdings, Inc.	19,800	2,179
	Albemarle Corp.	47,300	1,951
	International Flavors &
	Fragrances, Inc.	21,000	1,011
*	Terra Industries, Inc.	14,600	697
	Celanese Corp. Series A	16,200	686
	Arch Chemicals, Inc.	18,000	662
	Nalco Holding Co.	24,700	597
	Sigma-Aldrich Corp.	10,500	573
	NewMarket Corp.	10,000	557
	Lubrizol Corp.	6,600	357
	Silgan Holdings, Inc.	4,700	244
*	Flotek Industries, Inc.	5,500	198
	Kaiser Aluminum Corp.	1,800	143
	Valhi, Inc.	1,200	19
			29,631
Telecommunication Services (1.0%)
	NTELOS Holdings Corp.	108,300	3,215
*^	Clearwire Corp.	214,500	2,941
*	Golden Telecom, Inc.	7,200	727

Vanguard® Small Company Growth Portfolio

*	PAETEC Holding Corp.	70,600	688
	FairPoint Communications, Inc.	4,300	56
			7,627
Utilities (0.4%)
	Energen Corp.	21,200	1,362
	Ormat Technologies Inc.	20,400	1,122
	Equitable Resources, Inc.	12,500	666
	UGI Corp. Holding Co.	1,000	27
			3,177
Exchange-Traded Fund (0.9%)
[2]	^Vanguard Small-Cap
	Growth ETF	104,300	7,429
Total Common Stocks
(Cost $720,544)			758,312
Temporary Cash Investments (9.5%)[1]
Money Market Fund (9.3%)
3	Vanguard Market Liquidity
	Fund, 4.664%—Note F	37,136,360	37,136
3	Vanguard Market Liquidity
	Fund, 4.664%	36,896,525	36,897
			74,033

		Face
		Amount
		($000)
U.S. Agency Obligation (0.2%)
4	Federal Home Loan Bank
5	4.548%, 2/1/08	2,000	1,992
Total Temporary Cash Investments
(Cost $76,025)			76,025
Total Investments (105.0%)

(Cost $796,569)	834,337
Other Assets and Liabilities (–5.0%)
Other Assets—Note C	2,058
Security Lending Collateral
Payable to Brokers—Note F	(37,136)
Other Liabilities	(4,808)
(39,886)
Net Assets (100%)
Applicable to 43,744,193 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	794,451
Net Asset Value Per Share	$18.15

At December 31, 2007, net assets consisted of:[6]
	Amount	Per
	($000)	Share
Paid-in Capital	691,092	$15.79
Undistributed Net
Investment Income	2,991.07

Vanguard® Small Company Growth Portfolio

Accumulated Net
Realized Gains	62,157	1.42
Unrealized Appreciation
(Depreciation)
Investment Securities	37,768.86
Futures Contracts	443.01
Net Assets	794,451	$18.15

•  See Note A in Notes to Financial Statements.

* Non-income-producing security.

^ Part of security position is on loan to broker-dealers. See Note F in Notes to Financial Statements.

1  The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 98.0% and 7.0%, respectively, of net assets. See Note D in Notes to Financial Statements.

2  Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.

3  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4  The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

5  Securities with a value of $1,992,000 and cash of $201,000 have been segregated as initial margin for open futures contracts.

6  See Note D in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

REIT—Real Estate Investment Trust.

Vanguard® Small Company Growth Portfolio

Statement of Operations

Year Ended
December 31, 2007
($000)
Investment Income
Income
Dividends[1]	3,872
Interest[1]	2,400
Security Lending	916
Total Income	7,188
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,414
Performance Adjustment	(490)
The Vanguard Group—Note C
Management and Administrative	1,780
Marketing and Distribution	186
Custodian Fees	81
Auditing Fees	22
Shareholders’ Reports	24
Trustees’ Fees and Expenses	1
Total Expenses	3,018
Net Investment Income	4,170
Realized Net Gain (Loss)
Investment Securities Sold[1]	63,610
Futures Contracts	(1,177)
Realized Net Gain (Loss)	62,433
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(35,134)
Futures Contracts	414
Change in Unrealized Appreciation
(Depreciation)	(34,720)
Net Increase (Decrease) in Net Assets
Resulting from Operations	31,883

Vanguard® Small Company Growth Portfolio

Statement of Changes in Net Assets

	Year Ended December 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,170	4,078
Realized Net Gain (Loss)	62,433	74,225
Change in Unrealized Appreciation (Depreciation)	(34,720)	(5,975)
Net Increase (Decrease) in Net Assets Resulting from Operations	31,883	72,328
Distributions
Net Investment Income	(4,226)	(2,929)
Realized Capital Gain[2]	(74,601)	(90,229)
Total Distributions	(78,827)	(93,158)
Capital Share Transactions—Note G
Issued	130,877	169,493
Issued in Lieu of Cash Distributions	78,827	93,158
Redeemed	(191,391)	(162,862)
Net Increase (Decrease) from Capital Share Transactions	18,313	99,789
Total Increase (Decrease)	(28,631)	78,959
Net Assets
Beginning of Period	823,082	744,123
End of Period[3]	794,451	823,082

1  Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $43,000, $2,295,000, and $0, respectively.

2  Includes fiscal 2007 and 2006 short-term gain distributions totaling $16,945,000 and $20,116,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

3  Net Assets—End of Period includes undistributed net investment income of $2,991,000 and $3,047,000.

Vanguard® Small Company Growth Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$19.32	$19.61	$19.48	$16.91	$11.99
Investment Operations
Net Investment Income (Loss)	.094[1]	.095	.070	(.001)	.014
Net Realized and Unrealized Gain (Loss)
on Investments	.620	2.000	1.031	2.586	4.909
Total from Investment Operations	.714	2.095	1.101	2.585	4.923
Distributions
Dividends from Net Investment Income	(.101)	(.075)	—	(.015)	(.003)
Distributions from Realized Capital Gains	(1.783)	(2.310)	(.971)	—	—
Total Distributions	(1.884)	(2.385)	(.971)	(.015)	(.003)
Net Asset Value, End of Period	$18.15	$19.32	$19.61	$19.48	$16.91

Total Return	3.77%	10.21%	6.26%	15.30%	41.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$794	$823	$744	$752	$621
Ratio of Total Expenses to
Average Net Assets[2]	0.36%	0.38%	0.40%	0.46%	0.55%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.49%	0.51%	0.35%	(0.01%)	0.09%
Portfolio Turnover Rate	75%	79%	71%	80%	64%

1  Calculated based on average shares outstanding.

2  Includes performance-based advisory fee increases (decreases) of (0.06%), (0.04%), (0.02%), 0.04%, and 0.08%. See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard® Small Company Growth Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Small Company Growth Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Vanguard® Small Company Growth Portfolio

B. Granahan Investment Management, Inc., and Grantham, Mayo, Van Otterloo & Co., LLC, each provide investment advisory services to a portion of the portfolio for fees calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of each advisor are subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2500 Growth Index.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the year ended December 31, 2007, the aggregate investment advisory fee represented an effective annual basic rate of 0.17% of the portfolio’s average net assets before a decrease of $490,000 (0.06%) based on performance.

In February 2008, the board of trustees approved a change in the fund’s investment advisory arrangements, with The Vanguard Group, Inc. replacing Grantham, Mayo, Van Otterloo & Co., LLC as investment advisor for a portion of the fund’s assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2007, the portfolio had contributed capital of $67,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.07% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2007, the portfolio had $24,813,000 of ordinary income and $45,974,000 of long-term capital gains available for distribution. The portfolio realized capital losses of $3,611,000 between November 1, 2007, and December 31, 2007, which are available to offset future net capital gains.

At December 31, 2007, the cost of investment securities for tax purposes was $796,870,000. Net unrealized appreciation of investment securities for tax purposes was $37,467,000, consisting of unrealized gains of $119,606,000 on securities that had risen in value since their purchase and $82,139,000 in unrealized losses on securities that had fallen in value since their purchase.

At December 31, 2007, the aggregate settlement value of open futures contracts expiring in March 2008 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
Russell 2000 Index	21	8,108	283
E-mini S&P MidCap 400 Index	60	5,189	39
S&P MidCap 400 Index	10	4,324	73
E-mini Russell 2000 Index	32	2,471	48

Vanguard® Small Company Growth Portfolio

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. During the year ended December 31, 2007, the portfolio purchased $596,954,000 of investment securities and sold $633,974,000 of investment securities, other than temporary cash investments.

F. The market value of securities on loan to broker-dealers at December 31, 2007, was $33,832,000, for which the portfolio received cash collateral of $37,136,000.

G. Capital shares issued and redeemed were:

	Year Ended December 31,
	2007	2006
	Shares	Shares
	(000)	(000)
Issued	6,935	8,691
Issued in Lieu of Cash Distributions	4,374	4,635
Redeemed	(10,145)	(8,661)
Net Increase (Decrease) in Shares Outstanding	1,164	4,665

H. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the portfolio’s current fiscal year. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004–2007) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the portfolio’s financial statements.

Vanguard® Small Company Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Vanguard Variable Insurance Fund Small Company Growth Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Variable Insurance Fund Small Company Growth Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and broker and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 8, 2008

Special 2007 tax information (unaudited) for corporate shareholders only for Vanguard Variable Insurance Fund Small Company Growth Portfolio

This information for the fiscal year ended December 31, 2007, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $57,656,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For corporate shareholders, 14.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard® Small Company Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

•  Based on actual portfolio return.

This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•  Based on hypothetical 5% yearly return.

This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Small Company Growth Portfolio	6/30/2007	12/31/2007	Period[1]
Based on Actual Fund Return	$1,000.00	$950.26	$1.72
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.44	1.79

1  The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.35%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® Total Bond Market Index Portfolio

Vanguard® Total Bond Market Index Portfolio

The Total Bond Market Index Portfolio returned 6.9% in 2007, capturing virtually all of the return of its benchmark index. The portfolio’s benchmark, the Lehman Brothers U.S. Aggregate Bond Index, tracks the performance of investment-grade taxable bonds of all types and maturities. The portfolio’s return was somewhat above the 5.5% long-term average return for bonds1 and surpassed the average return of competing funds by a wide margin.

Please note that the portfolio returns in the Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

At year-end 2007, the portfolio yielded 4.68%, down about 0.3 percentage point from its yield at the start of the period.

Astute management skills contributed to the portfolio’s returns

The Total Bond Market Index Portfolio produced a handsome return, even as fears about the aftereffects of the subprime-mortgage breakdown pervaded the stock and bond markets.

Generally declining interest rates across the maturity spectrum during the second half of the year—engineered by the Federal Reserve Board to help blunt the impact of the subprime-mortgage crises—helped lift the portfolio’s share prices (bond prices tend to rise when interest rates decline). At the same time, interest income contributed its share of fund returns.

Also aiding performance during 2007 were strong returns for U.S. Treasury securities, which represent a big component of the portfolio. Demand for these securities was high as many bond investors sought shelter from the market’s turmoil.

Turbulent times, such as those in 2007, test an index strategy such as the Total Bond Market Portfolio. Because of the impracticality of owning the thousands of bonds in its target index, the portfolio’s advisor, Vanguard Fixed Income Group, buys a sampling of bonds that are designed to replicate the characteristics of the entire index. Such a sampling approach requires well-conceived and well-executed controls to prevent the portfolio’s returns from drifting away from that of its benchmark index. The portfolio’s excellent results in the volatile year just passed are largely owed to the fund managers’ expertise.

Discipline and low costs are key to portfolio’s long-term performance

The portfolio’s return in 2007 was the highest since 2002. More important in gauging the portfolio’s performance, however, is its longer-term record. The disciplined management of the portfolio by Vanguard Fixed Income Group through a variety of economic and market environments has produced excellent long-term results.

Vanguard® Total Bond Market Index Portfolio

Over the decade ended December 31, 2007, the portfolio has successfully captured most of the return of its index—which is the best measure of the portfolio’s performance—even though the portfolio has operating costs (which are deducted from returns) and the index does not. The portfolio’s ten-year average annual return of 5.7% is quite close to the 6.0% return for the index.

The portfolio nicely outpaced the 5.0% return of the average peer-group fund for the ten years. In dollars, this means that a hypothetical investment of $10,000 made in the portfolio a decade ago would have compounded to a final value of $17,418 as of December 31, 2007, or $1,107 more than the final value produced by peer-group funds.

Total Returns
		Ten Years Ended
		December 31, 2007
	Year Ended	Average
	December 31, 2007	Annual Return
Total Bond Market Index Portfolio	6.9%	5.7%
Lehman U.S. Aggregate Bond Index	7.0	6.0
Average Intermediate-Term Investment Grade Debt Fund[2]	4.7	5.0

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[3]
Your portfolio compared with its peer group
		Average
		Intermediate-Term
		Investment Grade
	Portfolio	Debt Fund
Total Bond Market Index Portfolio	0.16%	0.96%

1  Return is for the period 1926–2007. Sources: Vanguard calculations, based on the following indexes—1926–68, Standard & Poor’s High Grade Corporate Index; 1969–72, Citigroup High Grade Index; 1973–75, Lehman Brothers U.S. Long Credit AA Index; 1976–2007, Lehman U.S. Aggregate Bond Index.

2  Derived from data provided by Lipper Inc.

3  Portfolio expense ratio reflects the 12 months ended December 31, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

Vanguard® Total Bond Market Index Portfolio

Portfolio Profile

As of December 31, 2007

Financial Attributes
		Target
	Portfolio	Index[1]
Number of Issues	2,149	9,193
Yield	4.7%	—
Yield to Maturity	4.8%[2]	4.9%
Average Coupon	5.5%	5.5%
Average Effective Maturity	7.0 years	7.1 years
Average Quality[3]	Aa1	Aa1
Average Duration	4.4 years	4.4 years
Expense Ratio	0.16%	—
Short-Term Reserves	0.0%	—

Volatility Measures
Portfolio Versus
Target Index[1]
R-Squared	1.00
Beta	1.01

Distribution by Maturity (% of portfolio)

Under 1 Year	3.8%
1–5 Years	42.2
5–10 Years	42.6
10–20 Years	5.3
20–30 Years	5.9
Over 30 Years	0.2

Sector Diversification[4] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	6.9%
Finance	8.1
Foreign	2.4
Government Mortgage-Backed	37.6
Industrial	8.9
Treasury/Agency	33.0
Utilities	1.9
Other	1.2

Distribution by Credit Quality[3] (% of portfolio)

Aaa	79.8%
Aa	5.4
A	7.9
Baa	6.8
Less than Baa	0.1

Vanguard® Total Bond Market Index Portfolio

Investment Focus

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by an index. If a portfolio’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a portfolio’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

1  Lehman U.S. Aggregate Bond Index.

2  Before expenses.

3  Source: Moody’s Investors Service.

4  The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard® Total Bond Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Cumulative Performance: December 31, 1997–December 31, 2007

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2007			of a $10,000
	One Year	Five Years	Ten Years	Investment
Total Bond Market Index Portfolio	6.89%	4.37%	5.71%	$17,418
Lehman U.S. Aggregate Bond Index	6.97	4.42	5.97	17,864
Average Intermediate-Term
Investment Grade Debt Fund[1]	4.71	3.78	5.01	16,311

Fiscal-Year Total Returns (%): December 31, 1997–December 31, 2007

1  Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

Vanguard® Total Bond Market Index Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2007

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (70.0%)
U.S. Government Securities (22.8%)
U.S. Treasury Bond	3.625%	5/15/13	1,700	1,710
U.S. Treasury Bond	12.000%	8/15/13	1,200	1,262
U.S. Treasury Bond	13.250%	5/15/14	170	193
U.S. Treasury Bond	12.500%	8/15/14	275	315
U.S. Treasury Bond	4.000%	2/15/15	50	51
U.S. Treasury Bond	11.250%	2/15/15	3,575	5,222
U.S. Treasury Bond	10.625%	8/15/15	35	51
U.S. Treasury Bond	9.250%	2/15/16	75	102
U.S. Treasury Bond	7.250%	5/15/16	7,185	8,828
U.S. Treasury Bond	7.500%	11/15/16	1,750	2,195
U.S. Treasury Bond	8.750%	5/15/17	11,000	14,955
U.S. Treasury Bond	8.875%	8/15/17	8,300	11,414
U.S. Treasury Bond	4.250%	11/15/17	100	102
U.S. Treasury Bond	8.875%	2/15/19	2,860	4,021
U.S. Treasury Bond	8.125%	8/15/19	3,420	4,610
U.S. Treasury Bond	8.500%	2/15/20	65	90
U.S. Treasury Bond	8.750%	5/15/20	150	213
U.S. Treasury Bond	8.750%	8/15/20	9,075	12,918
U.S. Treasury Bond	7.875%	2/15/21	630	847
U.S. Treasury Bond	8.125%	5/15/21	85	117
U.S. Treasury Bond	8.125%	8/15/21	150	207
U.S. Treasury Bond	8.000%	11/15/21	1,195	1,635
U.S. Treasury Bond	7.250%	8/15/22	210	272
U.S. Treasury Bond	7.625%	11/15/22	215	289
U.S. Treasury Bond	7.125%	2/15/23	665	857
U.S. Treasury Bond	7.625%	2/15/25	4,675	6,407
U.S. Treasury Bond	6.875%	8/15/25	725	932
U.S. Treasury Bond	6.000%	2/15/26	25	30
U.S. Treasury Bond	6.750%	8/15/26	9,830	12,575
U.S. Treasury Bond	6.500%	11/15/26	1,650	2,064
U.S. Treasury Bond	6.625%	2/15/27	3,940	5,000
U.S. Treasury Bond	6.375%	8/15/27	85	105
U.S. Treasury Bond	5.500%	8/15/28	150	170
U.S. Treasury Bond	5.250%	11/15/28	110	121
U.S. Treasury Bond	5.250%	2/15/29	200	220
U.S. Treasury Bond	6.125%	8/15/29	280	342

Vanguard® Total Bond Market Index Portfolio

U.S. Treasury Bond	5.375%	2/15/31	3,550	3,998
U.S. Treasury Bond	4.500%	2/15/36	3,950	3,969
U.S. Treasury Bond	4.750%	2/15/37	2,275	2,380
U.S. Treasury Note	3.375%	11/15/08	1,625	1,624
U.S. Treasury Note	4.750%	12/31/08	11,625	11,785
U.S. Treasury Note	4.875%	1/31/09	960	977
U.S. Treasury Note	4.500%	2/15/09	1,745	1,771
U.S. Treasury Note	4.750%	2/28/09	7,675	7,815
U.S. Treasury Note	2.625%	3/15/09	3,450	3,429
U.S. Treasury Note	4.500%	3/31/09	8,925	9,073
U.S. Treasury Note	4.500%	4/30/09	4,900	4,987
U.S. Treasury Note	3.875%	5/15/09	1,415	1,429
U.S. Treasury Note	4.875%	5/15/09	1,675	1,714
U.S. Treasury Note	3.625%	7/15/09	150	151
U.S. Treasury Note	3.500%	8/15/09	200	201
U.S. Treasury Note	4.875%	8/15/09	450	462
U.S. Treasury Note	3.375%	9/15/09	3,000	3,015
U.S. Treasury Note	4.000%	9/30/09	1,500	1,523
U.S. Treasury Note	3.625%	10/31/09	7,000	7,069
U.S. Treasury Note	3.500%	12/15/09	1,000	1,008
U.S. Treasury Note	3.500%	2/15/10	1,150	1,160
U.S. Treasury Note	6.500%	2/15/10	15,875	16,971
U.S. Treasury Note	4.000%	3/15/10	3,100	3,163
U.S. Treasury Note	4.000%	4/15/10	2,575	2,628
U.S. Treasury Note	3.875%	5/15/10	150	153
U.S. Treasury Note	4.125%	8/15/10	545	560
U.S. Treasury Note	3.875%	9/15/10	1,350	1,379
U.S. Treasury Note	4.250%	10/15/10	60	62
U.S. Treasury Note	4.500%	11/15/10	135	140
U.S. Treasury Note	4.500%	2/28/11	1,035	1,078
U.S. Treasury Note	4.750%	3/31/11	775	813
U.S. Treasury Note	4.875%	4/30/11	6,775	7,133
U.S. Treasury Note	4.875%	5/31/11	6,000	6,321
U.S. Treasury Note	5.125%	6/30/11	50	53
U.S. Treasury Note	4.875%	7/31/11	1,100	1,161
U.S. Treasury Note	4.500%	9/30/11	635	662
U.S. Treasury Note	4.625%	10/31/11	10,950	11,472
U.S. Treasury Note	4.500%	11/30/11	500	522
U.S. Treasury Note	4.625%	12/31/11	50	52
U.S. Treasury Note	4.750%	1/31/12	2,750	2,898
U.S. Treasury Note	4.625%	2/29/12	7,425	7,792
U.S. Treasury Note	4.500%	3/31/12	450	470
U.S. Treasury Note	4.500%	4/30/12	9,250	9,662
U.S. Treasury Note	4.750%	5/31/12	125	132
U.S. Treasury Note	4.875%	6/30/12	5,575	5,912
U.S. Treasury Note	4.625%	7/31/12	10,625	11,155
U.S. Treasury Note	4.125%	8/31/12	525	541
U.S. Treasury Note	4.250%	9/30/12	225	233
U.S. Treasury Note	3.875%	2/15/13	20	20
U.S. Treasury Note	4.250%	8/15/13	7,675	7,952
U.S. Treasury Note	4.250%	11/15/13	1,575	1,632
U.S. Treasury Note	4.000%	2/15/14	325	332
U.S. Treasury Note	4.750%	5/15/14	5,325	5,660

Vanguard® Total Bond Market Index Portfolio

	U.S. Treasury Note	4.250%	8/15/14	5,800	5,994
	U.S. Treasury Note	4.250%	11/15/14	5,700	5,878
	U.S. Treasury Note	4.125%	5/15/15	5,800	5,910
	U.S. Treasury Note	4.250%	8/15/15	25	26
	U.S. Treasury Note	4.875%	8/15/16	5	5
	U.S. Treasury Note	4.750%	8/15/17	225	238
					296,747
Agency Bonds and Notes (8.6%)
	Agency for International
	Development-Egypt
	(U.S. Government Guaranteed)	4.450%	9/15/15	350	352
1	Federal Farm Credit Bank	3.750%	1/15/09	225	225
1	Federal Farm Credit Bank	4.125%	4/15/09	175	176
1	Federal Farm Credit Bank	5.250%	8/3/09	275	282
1	Federal Farm Credit Bank	5.000%	10/23/09	250	256
1	Federal Farm Credit Bank	5.250%	9/13/10	150	156
1	Federal Farm Credit Bank	3.750%	12/6/10	450	451
1	Federal Farm Credit Bank	5.375%	7/18/11	550	577
1	Federal Farm Credit Bank	4.500%	10/17/12	100	102
1	Federal Farm Credit Bank	4.875%	12/16/15	175	180
1	Federal Farm Credit Bank	5.125%	8/25/16	225	235
1	Federal Farm Credit Bank	4.875%	1/17/17	250	255
1	Federal Home Loan Bank	4.750%	4/24/09	4,000	4,053
1	Federal Home Loan Bank	5.375%	7/17/09	250	257
1	Federal Home Loan Bank	5.250%	8/5/09	125	128
1	Federal Home Loan Bank	5.250%	9/11/09	75	77
1	Federal Home Loan Bank	5.000%	9/18/09	1,000	1,022
1	Federal Home Loan Bank	4.500%	10/9/09	5,000	5,074
1	Federal Home Loan Bank	5.000%	12/11/09	150	154
1	Federal Home Loan Bank	3.750%	1/8/10	500	501
1	Federal Home Loan Bank	3.875%	1/15/10	275	277
1	Federal Home Loan Bank	4.375%	3/17/10	3,600	3,661
1	Federal Home Loan Bank	4.875%	5/14/10	150	154
1	Federal Home Loan Bank	7.625%	5/14/10	1,850	2,016
1	Federal Home Loan Bank	4.750%	12/10/10	125	129
1	Federal Home Loan Bank	3.625%	12/17/10	250	250
1	Federal Home Loan Bank	4.875%	11/18/11	400	415
1	Federal Home Loan Bank	4.625%	10/10/12	550	566
1	Federal Home Loan Bank	3.875%	6/14/13	825	818
1	Federal Home Loan Bank	5.125%	8/14/13	1,925	2,028
1	Federal Home Loan Bank	4.500%	9/16/13	2,300	2,349
1	Federal Home Loan Bank	5.500%	8/13/14	1,600	1,717
1	Federal Home Loan Bank	5.375%	5/18/16	1,800	1,916
1	Federal Home Loan Bank	5.625%	6/13/16	75	79
1	Federal Home Loan Bank	4.750%	12/16/16	2,625	2,675
1	Federal Home Loan Bank	4.875%	5/17/17	125	128
1	Federal Home Loan Bank	5.250%	12/11/20	250	260
1	Federal Home Loan
	Mortgage Corp.	3.375%	4/15/09	2,500	2,491
1	Federal Home Loan
	Mortgage Corp.	5.250%	5/21/09	2,500	2,552
1	Federal Home Loan
	Mortgage Corp.	5.000%	6/11/09	2,375	2,420

Vanguard® Total Bond Market Index Portfolio

1	Federal Home Loan
	Mortgage Corp.	6.625%	9/15/09	3,750	3,934
1	Federal Home Loan
	Mortgage Corp.	4.750%	1/18/11	150	154
1	Federal Home Loan
	Mortgage Corp.	6.000%	6/15/11	2,700	2,894
1	Federal Home Loan
	Mortgage Corp.	5.250%	7/18/11	250	262
1	Federal Home Loan
	Mortgage Corp.	5.750%	1/15/12	2,250	2,405
1	Federal Home Loan
	Mortgage Corp.	5.500%	8/20/12	2,000	2,130
1	Federal Home Loan
	Mortgage Corp.	4.625%	10/25/12	1,075	1,106
1	Federal Home Loan
	Mortgage Corp.	4.125%	12/21/12	425	428
1	Federal Home Loan
	Mortgage Corp.	4.500%	1/15/13	1,300	1,331
1	Federal Home Loan
	Mortgage Corp.	4.500%	7/15/13	350	358
1	Federal Home Loan
	Mortgage Corp.	4.875%	11/15/13	1,850	1,928
1	Federal Home Loan
	Mortgage Corp.	5.000%	7/15/14	3,500	3,667
1	Federal Home Loan
	Mortgage Corp.	5.250%	4/18/16	2,000	2,110
1	Federal Home Loan
	Mortgage Corp.	5.125%	10/18/16	1,000	1,045
1	Federal Home Loan
	Mortgage Corp.	5.000%	12/14/18	615	616
1	Federal Home Loan
	Mortgage Corp.	6.750%	9/15/29	400	496
1	Federal Home Loan
	Mortgage Corp.	6.750%	3/15/31	1,525	1,913
1	Federal Home Loan
	Mortgage Corp.	6.250%	7/15/32	425	506
1	Federal National Mortgage Assn.	4.875%	4/15/09	750	761
1	Federal National Mortgage Assn.	5.125%	7/13/09	7,000	7,155
1	Federal National Mortgage Assn.	6.625%	9/15/09	5,060	5,312
1	Federal National Mortgage Assn.	7.250%	1/15/10	3,010	3,223
1	Federal National Mortgage Assn.	4.250%	8/15/10	1,200	1,221
1	Federal National Mortgage Assn.	6.250%	2/1/11	400	426
1	Federal National Mortgage Assn.	5.500%	3/15/11	1,000	1,055
1	Federal National Mortgage Assn.	5.000%	10/15/11	1,025	1,067
1	Federal National Mortgage Assn.	6.125%	3/15/12	1,450	1,573
1	Federal National Mortgage Assn.	4.875%	5/18/12	350	363
1	Federal National Mortgage Assn.	4.375%	9/15/12	350	357
1	Federal National Mortgage Assn.	4.750%	2/21/13	500	516
1	Federal National Mortgage Assn.	4.375%	3/15/13	650	662
1	Federal National Mortgage Assn.	4.625%	5/1/13	475	481
1	Federal National Mortgage Assn.	4.625%	10/15/13	2,950	3,037
1	Federal National Mortgage Assn.	4.125%	4/15/14	1,500	1,504
1	Federal National Mortgage Assn.	4.625%	10/15/14	1,000	1,026

Vanguard® Total Bond Market Index Portfolio

1	Federal National Mortgage Assn.	4.375%	10/15/15	500	503
1	Federal National Mortgage Assn.	5.250%	9/15/16	1,150	1,213
1	Federal National Mortgage Assn.	4.875%	12/15/16	1,500	1,543
1	Federal National Mortgage Assn.	5.000%	2/13/17	1,925	1,994
1	Federal National Mortgage Assn.	5.000%	5/11/17	2,000	2,073
1	Federal National Mortgage Assn.	7.125%	1/15/30	1,425	1,847
1	Federal National Mortgage Assn.	7.250%	5/15/30	300	395
1	Federal National Mortgage Assn.	6.625%	11/15/30	600	740
1	Federal National Mortgage Assn.	5.625%	7/15/37	125	139
	Private Export Funding Corp.	7.200%	1/15/10	400	428
	State of Israel
	(U.S. Government Guaranteed)	5.500%	9/18/23	150	162
	State of Israel
	(U.S. Government Guaranteed)	5.500%	12/4/23	50	54
	State of Israel
	(U.S. Government Guaranteed)	5.500%	4/26/24	75	81
1	Tennessee Valley Auth.	5.500%	7/18/17	275	293
1	Tennessee Valley Auth.	7.125%	5/1/30	1,000	1,286
1	Tennessee Valley Auth.	4.650%	6/15/35	175	166
1	Tennessee Valley Auth.	5.375%	4/1/56	50	53
					111,406
Mortgage-Backed Securities (38.6%)
	Conventional Mortgage-Backed Securities (35.2%)
[1,2]	Federal Home Loan
	Mortgage Corp.	4.000%	8/1/08–
			9/1/20	4,518	4,382
[1,2]	Federal Home Loan
	Mortgage Corp.	4.500%	3/1/09–
			8/1/35	15,677	15,437
[1,2]	Federal Home Loan
	Mortgage Corp.	5.000%	3/1/08–
			1/1/38	42,215	41,547
[1,2]	Federal Home Loan
	Mortgage Corp.	5.500%	11/1/08–
			11/1/37	63,354	63,376
[1,2]	Federal Home Loan
	Mortgage Corp.	6.000%	7/1/08–
			1/1/38	40,372	41,033
[1,2]	Federal Home Loan
	Mortgage Corp.	6.500%	2/1/08–
			12/1/37	9,777	10,071
[1,2]	Federal Home Loan
	Mortgage Corp.	7.000%	2/1/08–
			9/1/36	2,801	2,919
[1,2]	Federal Home Loan
	Mortgage Corp.	7.500%	10/1/09–
			12/1/30	284	291
[1,2]	Federal Home Loan
	Mortgage Corp.	8.000%	10/1/09–
			7/1/30	225	240
[1,2]	Federal Home Loan
	Mortgage Corp.	8.500%	3/1/23–
			11/1/30	80	85

Vanguard® Total Bond Market Index Portfolio

[1,2]	Federal Home Loan
	Mortgage Corp.	9.000%	5/1/27–
			5/1/30	9	11
[1,2]	Federal Home Loan
	Mortgage Corp.	9.500%	1/1/25–
			2/1/25	4	5
[1,2]	Federal Home Loan
	Mortgage Corp.	10.000%	3/1/17–
			11/1/19	5	5
[1,2]	Federal National Mortgage Assn.	4.000%	12/1/10–
			6/1/19	1,722	1,678
[1,2]	Federal National Mortgage Assn.	4.500%	9/1/11–
			10/1/35	16,752	16,402
[1,2]	Federal National Mortgage Assn.	5.000%	9/1/09–
			7/1/37	61,968	60,982
[1,2]	Federal National Mortgage Assn.	5.500%	3/1/17–
			1/1/38	69,598	69,773
[1,2]	Federal National Mortgage Assn.	6.000%	11/1/08–
			9/1/37	55,981	56,981
[1,2]	Federal National Mortgage Assn.	6.500%	8/1/08–
			1/1/38	20,153	20,750
[1,2]	Federal National Mortgage Assn.	7.000%	11/1/10–
			11/1/37	4,872	5,076
[1,2]	Federal National Mortgage Assn.	7.500%	4/1/08–
			7/1/32	334	354
[1,2]	Federal National Mortgage Assn.	8.000%	4/1/10–
			11/1/30	125	134
[1,2]	Federal National Mortgage Assn.	8.500%	7/1/22–
			4/1/31	49	52
[1,2]	Federal National Mortgage Assn.	9.000%	6/1/22–
			12/1/24	12	13
[1,2]	Federal National Mortgage Assn.	9.500%	12/1/18–
			2/1/25	10	11
[1,2]	Federal National Mortgage Assn.	10.000%	8/1/20–
			8/1/21	4	4
[1,2]	Federal National Mortgage Assn.	10.500%	8/1/20	1	1
2	Government National
	Mortgage Assn.	4.500%	8/15/18–
			8/15/35	781	759
2	Government National
	Mortgage Assn.	5.000%	3/15/18–
			12/20/37	8,138	8,031
2	Government National
	Mortgage Assn.	5.500%	6/15/18–
			1/1/38	14,800	14,907
2	Government National
	Mortgage Assn.	6.000%	3/15/09–
			1/1/38	13,697	14,010
2	Government National
	Mortgage Assn.	6.500%	10/15/08–
			1/1/38	6,363	6,576
2	Government National
	Mortgage Assn.	7.000%	10/15/08–

Vanguard® Total Bond Market Index Portfolio

			8/20/36	918	968
2	Government National
	Mortgage Assn.	7.500%	5/15/08–
			1/15/31	275	292
2	Government National
	Mortgage Assn.	8.000%	2/15/22–
			12/15/30	159	172
2	Government National
	Mortgage Assn.	8.500%	7/15/09–
			7/15/30	52	55
2	Government National
	Mortgage Assn.	9.000%	4/15/16–
			7/15/30	96	103
2	Government National
	Mortgage Assn.	9.500%	4/15/17–
			12/15/21	13	15
2	Government National
	Mortgage Assn.	10.000%	5/15/20	2	2
2	Government National
	Mortgage Assn.	10.500%	5/15/19	12	13
2	Government National
	Mortgage Assn.	11.000%	10/15/15	5	5
2	Government National
	Mortgage Assn.	11.500%	2/15/13	3	3

	Nonconventional Mortgage-Backed Securities (3.4%)
[1,2]	Federal Home Loan
	Mortgage Corp.	4.296%	4/1/36	975	970
[1,2]	Federal Home Loan
	Mortgage Corp.	4.331%	11/1/33	121	121
[1,2]	Federal Home Loan
	Mortgage Corp.	4.394%	12/1/34	461	459
[1,2]	Federal Home Loan
	Mortgage Corp.	4.576%	9/1/34	235	235
[1,2]	Federal Home Loan
	Mortgage Corp.	4.600%	11/1/34	431	427
[1,2]	Federal Home Loan
	Mortgage Corp.	4.616%	4/1/35	537	541
[1,2]	Federal Home Loan
	Mortgage Corp.	4.655%	12/1/35	650	654
[1,2]	Federal Home Loan
	Mortgage Corp.	4.658%	7/1/35	361	356
[1,2]	Federal Home Loan
	Mortgage Corp.	4.692%	12/1/34	184	186
[1,2]	Federal Home Loan
	Mortgage Corp.	4.795%	7/1/35	857	863
[1,2]	Federal Home Loan
	Mortgage Corp.	4.825%	3/1/36	518	522
[1,2]	Federal Home Loan
	Mortgage Corp.	4.985%	5/1/35	487	487
[1,2]	Federal Home Loan
	Mortgage Corp.	5.265%	3/1/36	526	532
[1,2]	Federal Home Loan

Vanguard® Total Bond Market Index Portfolio

	Mortgage Corp.	5.294%	12/1/36	168	168
[1,2]	Federal Home Loan
	Mortgage Corp.	5.324%	12/1/35	338	341
[1,2]	Federal Home Loan
	Mortgage Corp.	5.425%	3/1/37	451	455
[1,2]	Federal Home Loan
	Mortgage Corp.	5.456%	4/1/37	635	641
[1,2]	Federal Home Loan
	Mortgage Corp.	5.486%	2/1/36	429	435
[1,2]	Federal Home Loan
	Mortgage Corp.	5.586%	5/1/36	450	456
[1,2]	Federal Home Loan
	Mortgage Corp.	5.616%	4/1/37	448	453
[1,2]	Federal Home Loan
	Mortgage Corp.	5.708%	12/1/36	677	692
[1,2]	Federal Home Loan
	Mortgage Corp.	5.713%	3/1/37	909	924
[1,2]	Federal Home Loan
	Mortgage Corp.	5.717%	9/1/36	1,069	1,090
[1,2]	Federal Home Loan
	Mortgage Corp.	5.770%	5/1/36	244	249
[1,2]	Federal Home Loan
	Mortgage Corp.	5.828%	6/1/37	719	733
[1,2]	Federal Home Loan
	Mortgage Corp.	5.860%	4/1/37	569	580
[1,2]	Federal Home Loan
	Mortgage Corp.	5.872%	5/1/37	592	600
[1,2]	Federal Home Loan
	Mortgage Corp.	5.897%	12/1/36	253	258
[1,2]	Federal Home Loan
	Mortgage Corp.	5.964%	10/1/37	139	142
[1,2]	Federal Home Loan
	Mortgage Corp.	6.135%	8/1/37	494	507
[1,2]	Federal Home Loan
	Mortgage Corp.	6.525%	2/1/37	442	454
[1,2]	Federal National Mortgage Assn.	4.137%	5/1/34	240	237
[1,2]	Federal National Mortgage Assn.	4.423%	8/1/35	886	887
[1,2]	Federal National Mortgage Assn.	4.426%	4/1/36	719	718
[1,2]	Federal National Mortgage Assn.	4.449%	7/1/35	228	228
[1,2]	Federal National Mortgage Assn.	4.578%	1/1/35	911	911
[1,2]	Federal National Mortgage Assn.	4.587%	11/1/34	486	481
[1,2]	Federal National Mortgage Assn.	4.651%	11/1/33	122	122
[1,2]	Federal National Mortgage Assn.	4.653%	9/1/34	415	411
[1,2]	Federal National Mortgage Assn.	4.656%	8/1/35	1,220	1,212
[1,2]	Federal National Mortgage Assn.	4.689%	11/1/34	370	370
[1,2]	Federal National Mortgage Assn.	4.691%	10/1/34	227	225
[1,2]	Federal National Mortgage Assn.	4.742%	9/1/35	334	335
[1,2]	Federal National Mortgage Assn.	4.756%	6/1/34	172	173
[1,2]	Federal National Mortgage Assn.	4.756%	9/1/34	100	100
[1,2]	Federal National Mortgage Assn.	4.773%	10/1/34	490	490
[1,2]	Federal National Mortgage Assn.	4.777%	4/1/36	899	912
[1,2]	Federal National Mortgage Assn.	4.833%	4/1/37	650	656
[1,2]	Federal National Mortgage Assn.	4.851%	11/1/35	751	756

Vanguard® Total Bond Market Index Portfolio

[1,2]	Federal National Mortgage Assn.	4.860%	12/1/35	655	654
[1,2]	Federal National Mortgage Assn.	4.949%	5/1/37	783	786
[1,2]	Federal National Mortgage Assn.	4.950%	7/1/35	136	138
[1,2]	Federal National Mortgage Assn.	5.035%	8/1/37	1,215	1,223
[1,2]	Federal National Mortgage Assn.	5.086%	12/1/35	817	826
[1,2]	Federal National Mortgage Assn.	5.087%	2/1/36	122	123
[1,2]	Federal National Mortgage Assn.	5.118%	1/1/36	438	444
[1,2]	Federal National Mortgage Assn.	5.137%	12/1/35	824	835
[1,2]	Federal National Mortgage Assn.	5.276%	3/1/37	380	384
[1,2]	Federal National Mortgage Assn.	5.463%	2/1/36	541	548
[1,2]	Federal National Mortgage Assn.	5.480%	5/1/37	345	351
[1,2]	Federal National Mortgage Assn.	5.614%	1/1/37	444	451
[1,2]	Federal National Mortgage Assn.	5.621%	7/1/36	163	165
[1,2]	Federal National Mortgage Assn.	5.645%	3/1/37	423	431
[1,2]	Federal National Mortgage Assn.	5.663%	6/1/36	229	234
[1,2]	Federal National Mortgage Assn.	5.679%	2/1/37	871	887
[1,2]	Federal National Mortgage Assn.	5.686%	3/1/37	1,387	1,412
[1,2]	Federal National Mortgage Assn.	5.698%	2/1/37	1,328	1,354
[1,2]	Federal National Mortgage Assn.	5.741%	3/1/37	1,183	1,206
[1,2]	Federal National Mortgage Assn.	5.744%	12/1/36	1,378	1,410
[1,2]	Federal National Mortgage Assn.	5.758%	4/1/36	407	417
[1,2]	Federal National Mortgage Assn.	5.788%	4/1/37	271	275
[1,2]	Federal National Mortgage Assn.	5.800%	1/1/36	241	246
[1,2]	Federal National Mortgage Assn.	5.800%	4/1/37	487	496
[1,2]	Federal National Mortgage Assn.	5.815%	6/1/37	1,460	1,490
[1,2]	Federal National Mortgage Assn.	5.889%	9/1/36	1,037	1,060
[1,2]	Federal National Mortgage Assn.	5.980%	11/1/36	866	890
[1,2]	Federal National Mortgage Assn.	6.091%	8/1/37	411	423
[1,2]	Federal National Mortgage Assn.	6.119%	6/1/36	118	121
[1,2]	Federal National Mortgage Assn.	6.625%	9/1/37	623	639
					502,198
Total U.S. Government and Agency Obligations (Cost $892,556)					910,351
Corporate Bonds (26.2%)
Asset-Backed/Commercial Mortgage-Backed Securities (7.6%)
3	BA Covered Bond Issuer	5.500%	6/14/12	1,150	1,200
2	Banc of America
	Commercial Mortgage, Inc.	5.634%	7/10/46	325	332
2	Banc of America
	Commercial Mortgage, Inc.	5.414%	9/10/47	225	226
[2,4]	Bank One Issuance Trust	5.137%	6/15/11	600	599
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.610%	11/15/33	2,100	2,179
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.850%	6/11/40	750	765
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.405%	12/11/40	375	379
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.742%	9/11/42	375	385
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.154%	10/12/42	1,000	1,001
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.613%	6/11/50	275	279
2	Bear Stearns Commercial

Vanguard® Total Bond Market Index Portfolio

	Mortgage Securities, Inc.	5.694%	6/11/50	1,200	1,228
[2,4]	Capital One Master Trust	5.227%	12/15/10	2,000	1,999
2	Capital One Multi-Asset
	Execution Trust	3.650%	7/15/11	1,500	1,487
2	Capital One Multi-Asset
	Execution Trust	5.050%	12/17/18	1,000	984
[2,4]	Chase Issuance Trust	5.038%	12/15/10	9,300	9,291
[2,4]	Chase Issuance Trust	5.038%	2/15/11	1,500	1,501
2	Chase Issuance Trust	4.650%	12/17/12	800	804
2	Citibank Credit Card
	Issuance Trust	2.900%	5/17/10	1,000	992
2	Citibank Credit Card
	Issuance Trust	3.500%	8/16/10	2,000	1,981
[2,3]	Citicorp Lease
	Pass-Through Trust	8.040%	12/15/19	500	588
2	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.886%	11/15/44	550	570
2	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.205%	12/11/49	925	925
[2,3]	Commercial Mortgage
	Lease-Backed Certificate	6.746%	6/20/31	846	917
2	Countrywide Home Loans	4.063%	5/25/33	260	256
2	Credit Suisse First Boston
	Mortgage Securities Corp.	6.380%	12/18/35	3,475	3,630
2	Credit Suisse First Boston
	Mortgage Securities Corp.	5.100%	8/15/38	850	844
2	DaimlerChrysler Auto Trust	4.200%	7/8/10	180	179
2	DaimlerChrysler Auto Trust	5.330%	8/8/10	556	556
[2,4]	DaimlerChrysler Master
	Owner Trust	5.052%	12/15/10	800	798
[2,4]	Discover Card Master Trust I	5.038%	9/16/10	1,000	999
[2,4]	Discover Card Master Trust I	5.047%	5/15/11	5,000	4,987
[2,4]	Discover Card Master Trust I	5.137%	5/15/11	750	749
2	First Union National Bank
	Commercial Mortgage Trust	6.223%	12/12/33	2,100	2,227
2	Ford Credit Auto Owner Trust	4.300%	8/15/09	129	128
2	GE Capital Commercial
	Mortgage Corp.	5.994%	12/10/35	1,117	1,141
2	GE Capital Credit Card
	Master Note Trust	5.080%	9/15/12	1,350	1,359
2	GMAC Commercial
	Mortgage Securities, Inc.	4.864%	12/10/41	1,500	1,446
[2,4]	Gracechurch Card Funding PLC	5.138%	3/15/10	5,000	4,997
[2,4]	Gracechurch Card Funding PLC	5.038%	6/15/10	1,000	998
[2,4]	Gracechurch Card Funding PLC	5.038%	9/15/10	3,000	2,987
[2,4]	Gracechurch Card Funding PLC	5.038%	11/15/10	2,000	1,994
2	GS Mortgage Securities Corp. II	5.990%	8/10/45	475	493
2	Honda Auto Receivables
	Owner Trust	4.610%	8/17/09	523	522
2	Honda Auto Receivables
	Owner Trust	5.300%	7/21/10	498	498
2	Honda Auto Receivables
	Owner Trust	5.120%	10/15/10	1,000	999

Vanguard® Total Bond Market Index Portfolio

2	JPMorgan Chase Commercial
	Mortgage Securities	4.200%	7/12/35	956	946
2	JPMorgan Chase Commercial
	Mortgage Securities	4.697%	7/15/42	2,000	1,959
2	JPMorgan Chase Commercial
	Mortgage Securities	5.160%	4/15/43	892	895
2	JPMorgan Chase Commercial
	Mortgage Securities	5.803%	6/15/49	550	563
2	JPMorgan Chase Commercial
	Mortgage Securities	5.818%	6/15/49	450	466
2	JPMorgan Chase Commercial
	Mortgage Securities	5.794%	2/12/51	450	464
2	LB-UBS Commercial
	Mortgage Trust	4.786%	10/15/29	1,500	1,443
2	LB-UBS Commercial
	Mortgage Trust	4.885%	9/15/30	1,950	1,952
2	LB-UBS Commercial
	Mortgage Trust	5.197%	11/15/30	250	250
2	LB-UBS Commercial
	Mortgage Trust	5.866%	9/15/45	650	674
[2,4]	MBNA Credit Card
	Master Note Trust	5.028%	12/15/10	6,000	5,989
2	MBNA Credit Card
	Master Note Trust	4.300%	2/15/11	250	249
[2,4]	MBNA Credit Card
	Master Note Trust	5.393%	12/15/11	250	249
[2,4]	MBNA Credit Card
	Master Note Trust	5.047%	2/15/12	3,000	2,982
2	MBNA Master Credit Card Trust	7.000%	2/15/12	1,400	1,461
2	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.378%	8/12/48	375	376
2	Morgan Stanley Capital I	4.970%	4/14/40	1,217	1,183
2	Morgan Stanley Capital I	5.230%	9/15/42	2,625	2,629
2	Morgan Stanley Capital I	5.809%	12/12/49	425	438
2	Morgan Stanley
	Dean Witter Capital I	5.980%	1/15/39	2,500	2,622
2	Nissan Auto Receivables
	Owner Trust	4.190%	7/15/09	81	80
2	PG&E Energy
	Recovery Funding LLC	4.140%	9/25/12	200	200
2	PG&E Energy
	Recovery Funding LLC	5.030%	3/25/14	600	611
2	PNC Mortgage Acceptance Corp.	7.300%	10/12/33	1,876	1,987
2	PSE&G Transition Funding LLC	6.890%	12/15/17	500	548
2	Salomon Brothers
	Mortgage Securities VII	4.114%	9/25/33	761	754
2	USAA Auto Owner Trust	4.550%	2/16/10	273	272
2	USAA Auto Owner Trust	5.360%	2/15/11	726	727
2	Volkswagen Auto Loan
	Enhanced Trust	4.800%	7/20/09	295	295
2	Wachovia Auto Owner Trust	4.790%	4/20/10	479	478
2	Wachovia Bank Commercial
	Mortgage Trust	4.440%	11/15/34	1,461	1,457

Vanguard® Total Bond Market Index Portfolio

2	World Omni Auto
	Receivables Trust	3.540%	11/14/11	38	38
					98,636
Finance (8.1%)
	Banking (3.5%)
	Abbey National PLC	7.950%	10/26/29	150	176
	AmSouth Bank NA	5.200%	4/1/15	150	147
	BAC Capital Trust XI	6.625%	5/23/36	150	148
3	Banco Bilbao Vizcaya ARG	5.750%	7/20/17	575	620
	Bank of America Corp.	3.375%	2/17/09	250	248
	Bank of America Corp.	4.500%	8/1/10	100	100
	Bank of America Corp.	4.250%	10/1/10	50	50
	Bank of America Corp.	4.375%	12/1/10	150	150
	Bank of America Corp.	6.250%	4/15/12	350	369
	Bank of America Corp.	5.375%	6/15/14	120	122
	Bank of America Corp.	5.125%	11/15/14	1,580	1,584
	Bank of America Corp.	5.250%	12/1/15	200	196
	Bank of America Corp.	5.750%	8/15/16	100	100
	Bank of America Corp.	5.625%	10/14/16	100	101
	Bank of America Corp.	5.300%	3/15/17	475	462
	Bank of America Corp.	5.420%	3/15/17	100	98
	Bank of America Corp.	6.000%	9/1/17	25	26
	Bank of America Corp.	5.750%	12/1/17	275	277
	Bank of America Corp.	5.625%	3/8/35	450	379
	Bank of New York Mellon	6.375%	4/1/12	100	105
	Bank of New York Mellon	4.950%	11/1/12	300	300
	Bank of New York Mellon	4.950%	3/15/15	200	193
	Bank of Tokyo-Mitsubishi	8.400%	4/15/10	175	190
	Bank One Corp.	6.000%	2/17/09	1,000	1,008
	Bank One Corp.	7.875%	8/1/10	50	53

	Bank One Corp.	5.250%	1/30/13	50	50
	Bank One Corp.	4.900%	4/30/15	100	96
2	Barclays Bank PLC	6.278%	12/29/49	80	68
	BB&T Corp.	6.500%	8/1/11	125	131
	BB&T Corp.	4.750%	10/1/12	250	245
	BB&T Corp.	5.200%	12/23/15	125	121
	BB&T Corp.	5.625%	9/15/16	175	174
	BB&T Corp.	4.900%	6/30/17	75	69
	BB&T Corp.	6.750%	6/7/36	175	174
	Charter One Bank N.A.	5.500%	4/26/11	300	303
2	Citigroup Capital XXI	8.300%	12/21/57	300	318
	Citigroup, Inc.	3.625%	2/9/09	25	25
	Citigroup, Inc.	4.250%	7/29/09	200	198
	Citigroup, Inc.	4.625%	8/3/10	600	600
	Citigroup, Inc.	6.500%	1/18/11	550	573
	Citigroup, Inc.	5.100%	9/29/11	700	702
	Citigroup, Inc.	6.000%	2/21/12	150	155
	Citigroup, Inc.	5.250%	2/27/12	225	227
	Citigroup, Inc.	5.625%	8/27/12	325	331
	Citigroup, Inc.	5.300%	10/17/12	475	481
	Citigroup, Inc.	5.125%	5/5/14	50	49
	Citigroup, Inc.	5.000%	9/15/14	775	744

Vanguard® Total Bond Market Index Portfolio

	Citigroup, Inc.	4.875%	5/7/15	200	192
	Citigroup, Inc.	4.700%	5/29/15	50	47
	Citigroup, Inc.	5.300%	1/7/16	225	221
	Citigroup, Inc.	6.125%	11/21/17	225	233
	Citigroup, Inc.	6.625%	6/15/32	100	99
	Citigroup, Inc.	5.875%	2/22/33	375	348
	Citigroup, Inc.	6.000%	10/31/33	200	189
	Citigroup, Inc.	6.125%	8/25/36	100	94
	Citigroup, Inc.	5.875%	5/29/37	200	187
	Colonial Bank, N.A.	6.375%	12/1/15	50	49
	Comerica Bank	5.750%	11/21/16	225	216
	Comerica Bank	5.200%	8/22/17	75	69
	Compass Bank	6.400%	10/1/17	75	77
	Compass Bank	5.900%	4/1/26	50	46
	Credit Suisse First
	Boston USA, Inc.	4.875%	8/15/10	675	683
	Credit Suisse First
	Boston USA, Inc.	5.250%	3/2/11	150	152
	Credit Suisse First
	Boston USA, Inc.	6.125%	11/15/11	250	261
	Credit Suisse First
	Boston USA, Inc.	6.500%	1/15/12	400	424
	Credit Suisse First
	Boston USA, Inc.	5.500%	8/15/13	65	65
	Credit Suisse First
	Boston USA, Inc.	4.875%	1/15/15	550	538
	Credit Suisse First
	Boston USA, Inc.	5.125%	8/15/15	435	433
	Credit Suisse First
	Boston USA, Inc.	5.375%	3/2/16	375	376
	Deutsche Bank AG London	5.375%	10/12/12	350	360
	Deutsche Bank AG London	6.000%	9/1/17	550	567
	Deutsche Bank Financial LLC	5.375%	3/2/15	300	294
	Fifth Third Bank	4.200%	2/23/10	100	99
	First Tennessee Bank	5.050%	1/15/15	50	48
	FirstStar Bank	7.125%	12/1/09	250	261
	Fleet Capital Trust II	7.920%	12/11/26	400	418
3	HBOS Treasury Services PLC	5.250%	2/21/17	550	556
	HSBC Bank USA	5.625%	8/15/35	250	223
	HSBC Holdings PLC	7.500%	7/15/09	350	365
	HSBC Holdings PLC	7.625%	5/17/32	100	110
	HSBC Holdings PLC	7.350%	11/27/32	100	107
	HSBC Holdings PLC	6.500%	5/2/36	500	488
	HSBC Holdings PLC	6.500%	9/15/37	425	415
	JPM Capital Trust	6.550%	9/29/36	125	111
	JPMorgan Capital Trust	5.875%	3/15/35	200	175
	JPMorgan Chase & Co.	5.600%	6/1/11	450	465
	JPMorgan Chase & Co.	4.500%	1/15/12	300	295
	JPMorgan Chase & Co.	6.625%	3/15/12	100	106
	JPMorgan Chase & Co.	5.375%	10/1/12	675	688
	JPMorgan Chase & Co.	5.750%	1/2/13	350	358
	JPMorgan Chase & Co.	5.375%	1/15/14	25	25
	JPMorgan Chase & Co.	4.875%	3/15/14	230	222

Vanguard® Total Bond Market Index Portfolio

	JPMorgan Chase & Co.	5.125%	9/15/14	410	403
	JPMorgan Chase & Co.	4.750%	3/1/15	25	24
	JPMorgan Chase & Co.	5.250%	5/1/15	650	634
	JPMorgan Chase & Co.	5.150%	10/1/15	150	145
	JPMorgan Chase & Co.	5.875%	6/13/16	25	25
	JPMorgan Chase & Co.	6.125%	6/27/17	75	76
	JPMorgan Chase & Co.	6.000%	10/1/17	25	25
	JPMorgan Chase & Co.	5.850%	8/1/35	150	128
	JPMorgan Chase & Co.	6.800%	10/1/37	225	215
	JPMorgan Chase Capital XXII	6.450%	2/2/37	225	198
	Key Bank NA	5.500%	9/17/12	175	178
	Key Bank NA	5.800%	7/1/14	125	126
	Key Bank NA	4.950%	9/15/15	150	143
	Key Bank NA	5.450%	3/3/16	150	147
	Manufacturers &
	Traders Trust Co.	6.625%	12/4/17	200	206
	Marshall & Ilsley Bank	4.850%	6/16/15	275	258
	MBNA America Bank NA	6.625%	6/15/12	100	108
	MBNA Corp.	6.125%	3/1/13	125	128
	Mellon Bank NA	4.750%	12/15/14	50	48
	Mellon Funding Corp.	5.000%	12/1/14	300	295
3	Nationwide Building Society	5.500%	7/18/12	575	591
	NB Capital Trust IV	8.250%	4/15/27	200	209
	North Fork Bancorp., Inc.	5.875%	8/15/12	150	146
3	Northern Rock PLC	5.625%	6/22/17	1,150	1,162
	PNC Bank NA	4.875%	9/21/17	325	300
	PNC Bank NA	6.000%	12/7/17	100	99
	PNC Funding Corp.	5.250%	11/15/15	100	96
	PNC Funding Corp.	5.625%	2/1/17	75	74
	Regions Financial Corp.	6.375%	5/15/12	200	209
	Regions Financial Corp.	7.375%	12/10/37	175	176
2	Regions Financial Corp.	6.625%	5/15/47	100	83
	Royal Bank of Canada	4.125%	1/26/10	375	373
	Royal Bank of
	Scotland Group PLC	5.000%	11/12/13	275	274
	Royal Bank of
	Scotland Group PLC	5.050%	1/8/15	75	72
2	Royal Bank of
	Scotland Group PLC	7.648%	8/29/49	450	467
	Santander Central
	Hispano Issuances	7.625%	9/14/10	375	409
	Santander Finance Issuances	6.375%	2/15/11	50	52
	Sanwa Bank Ltd.	8.350%	7/15/09	100	105
	Sanwa Bank Ltd.	7.400%	6/15/11	725	781
	Southtrust Corp.	5.800%	6/15/14	50	52
	Sovereign Bancorp, Inc.	4.800%	9/1/10	200	197
	Sumitomo Bank
	International Finance NV	8.500%	6/15/09	150	160
	Sumitomo Mitsui Banking Corp.	8.000%	6/15/12	445	494
	SunTrust Banks, Inc.	5.250%	11/5/12	100	101
	SunTrust Banks, Inc.	5.000%	9/1/15	100	95
	SunTrust Banks, Inc.	5.200%	1/17/17	100	96
	SunTrust Banks, Inc.	6.000%	9/11/17	50	50

Vanguard® Total Bond Market Index Portfolio

	SunTrust Banks, Inc.	5.450%	12/1/17	300	291
2	SunTrust Capital VIII	6.100%	12/1/66	50	42
	Swiss Bank Corp.	7.000%	10/15/15	250	271
	Swiss Bank Corp.	7.375%	6/15/17	100	111
	Synovus Financial Corp.	5.125%	6/15/17	125	114
	UFJ Finance Aruba AEC	6.750%	7/15/13	150	161
	Union Bank of California NA	5.950%	5/11/16	100	102
	Union Planters Corp.	7.750%	3/1/11	300	317
	UnionBanCal Corp.	5.250%	12/16/13	50	49
	US Bank NA	4.950%	10/30/14	425	416
	Wachovia Bank NA	4.875%	2/1/15	270	259
	Wachovia Bank NA	5.850%	2/1/37	300	273
	Wachovia Bank NA	6.600%	1/15/38	150	148
	Wachovia Corp.	3.625%	2/17/09	650	641
	Wachovia Corp.	4.375%	6/1/10	125	124
	Wachovia Corp.	7.800%	8/18/10	75	80
	Wachovia Corp.	5.300%	10/15/11	175	177
	Wachovia Corp.	4.875%	2/15/14	255	242
	Wachovia Corp.	5.625%	10/15/16	125	125
	Wachovia Corp.	5.750%	6/15/17	150	151
3	Wachovia Corp.	8.000%	12/15/26	600	622
	Wachovia Corp.	5.500%	8/1/35	450	393
	Washington Mutual Bank	6.875%	6/15/11	450	425
	Washington Mutual Bank	5.650%	8/15/14	125	110
	Washington Mutual Bank	5.125%	1/15/15	50	42
	Washington Mutual, Inc.	4.200%	1/15/10	150	134
	Washington Mutual, Inc.	5.000%	3/22/12	175	153
	Washington Mutual, Inc.	5.250%	9/15/17	200	167
	Wells Fargo & Co.	3.125%	4/1/09	125	123
	Wells Fargo & Co.	4.200%	1/15/10	710	707
	Wells Fargo & Co.	4.875%	1/12/11	225	228
	Wells Fargo & Co.	5.300%	8/26/11	75	76
	Wells Fargo & Co.	5.250%	10/23/12	200	202
	Wells Fargo & Co.	4.950%	10/16/13	350	348
	Wells Fargo & Co.	4.625%	4/15/14	75	73
	Wells Fargo & Co.	5.000%	11/15/14	50	49
	Wells Fargo & Co.	5.625%	12/11/17	375	378
	Wells Fargo & Co.	5.375%	2/7/35	200	178
	Wells Fargo Bank NA	4.750%	2/9/15	1,100	1,042
	Wells Fargo Bank NA	5.950%	8/26/36	50	48
	World Savings Bank, FSB	4.125%	12/15/09	75	74
	Zions Bancorp.	5.500%	11/16/15	175	166

	Brokerage (1.6%)
	Ameriprise Financial Inc.	5.350%	11/15/10	150	151
	Ameriprise Financial Inc.	5.650%	11/15/15	125	124
	Bear Stearns Co., Inc.	4.550%	6/23/10	425	414
	Bear Stearns Co., Inc.	5.350%	2/1/12	50	49
	Bear Stearns Co., Inc.	5.700%	11/15/14	225	215
	Bear Stearns Co., Inc.	5.300%	10/30/15	50	46
	Bear Stearns Co., Inc.	5.550%	1/22/17	650	587
	Bear Stearns Co., Inc.	6.400%	10/2/17	350	339
	BlackRock, Inc.	6.250%	9/15/17	100	102

Vanguard® Total Bond Market Index Portfolio

	Goldman Sachs Group, Inc.	3.875%	1/15/09	55	55
	Goldman Sachs Group, Inc.	6.650%	5/15/09	500	513
	Goldman Sachs Group, Inc.	7.350%	10/1/09	300	314
	Goldman Sachs Group, Inc.	4.500%	6/15/10	190	190
	Goldman Sachs Group, Inc.	6.875%	1/15/11	25	26
	Goldman Sachs Group, Inc.	6.600%	1/15/12	725	770
	Goldman Sachs Group, Inc.	5.450%	11/1/12	375	386
	Goldman Sachs Group, Inc.	5.250%	4/1/13	225	231
	Goldman Sachs Group, Inc.	4.750%	7/15/13	125	123
	Goldman Sachs Group, Inc.	5.250%	10/15/13	50	50
	Goldman Sachs Group, Inc.	5.150%	1/15/14	135	134
	Goldman Sachs Group, Inc.	5.000%	10/1/14	25	25
	Goldman Sachs Group, Inc.	5.125%	1/15/15	290	287
	Goldman Sachs Group, Inc.	5.350%	1/15/16	500	499
	Goldman Sachs Group, Inc.	5.625%	1/15/17	450	440
	Goldman Sachs Group, Inc.	6.250%	9/1/17	850	888
	Goldman Sachs Group, Inc.	5.950%	1/15/27	300	273
	Goldman Sachs Group, Inc.	6.125%	2/15/33	125	124
	Goldman Sachs Group, Inc.	6.345%	2/15/34	400	357
	Goldman Sachs Group, Inc.	6.450%	5/1/36	75	71
	Goldman Sachs Group, Inc.	6.750%	10/1/37	825	817
	Janus Capital Group	5.875%	9/15/11	75	77
	Janus Capital Group	6.700%	6/15/17	50	51
	Jefferies Group Inc.	6.450%	6/8/27	375	353
	Jefferies Group Inc.	6.250%	1/15/36	175	159
	Lazard Group	6.850%	6/15/17	125	121
	Lehman Brothers Holdings, Inc.	3.600%	3/13/09	200	196
	Lehman Brothers Holdings, Inc.	4.250%	1/27/10	25	25
	Lehman Brothers Holdings, Inc.	5.000%	1/14/11	150	148
	Lehman Brothers Holdings, Inc.	6.625%	1/18/12	650	675
	Lehman Brothers Holdings, Inc.	5.250%	2/6/12	300	298
	Lehman Brothers Holdings, Inc.	6.000%	7/19/12	150	154
	Lehman Brothers Holdings, Inc.	5.750%	5/17/13	300	301
	Lehman Brothers Holdings, Inc.	5.500%	4/4/16	425	409
	Lehman Brothers Holdings, Inc.	5.750%	1/3/17	50	48
	Lehman Brothers Holdings, Inc.	6.500%	7/19/17	675	685
	Lehman Brothers Holdings, Inc.	6.750%	12/28/17	100	103
	Lehman Brothers Holdings, Inc.	7.000%	9/27/27	50	51
2	Lehman Brothers Holdings, Inc.	6.000%	5/3/32	175	153
	Lehman Brothers Holdings, Inc.	6.875%	7/17/37	175	172
	Merrill Lynch & Co., Inc.	4.125%	1/15/09	50	50
	Merrill Lynch & Co., Inc.	6.000%	2/17/09	125	127
	Merrill Lynch & Co., Inc.	4.250%	2/8/10	405	395
	Merrill Lynch & Co., Inc.	4.790%	8/4/10	445	444
	Merrill Lynch & Co., Inc.	6.050%	8/15/12	25	25
	Merrill Lynch & Co., Inc.	5.000%	2/3/14	125	120
	Merrill Lynch & Co., Inc.	5.450%	7/15/14	275	270
	Merrill Lynch & Co., Inc.	5.000%	1/15/15	475	450
	Merrill Lynch & Co., Inc.	6.050%	5/16/16	225	221
	Merrill Lynch & Co., Inc.	5.700%	5/2/17	250	241
	Merrill Lynch & Co., Inc.	6.400%	8/28/17	725	738
	Merrill Lynch & Co., Inc.	6.500%	7/15/18	75	75
	Merrill Lynch & Co., Inc.	6.220%	9/15/26	375	347

Vanguard® Total Bond Market Index Portfolio

	Merrill Lynch & Co., Inc.	6.110%	1/29/37	175	154
	Morgan Stanley Dean Witter	4.000%	1/15/10	750	741
	Morgan Stanley Dean Witter	4.250%	5/15/10	400	393
	Morgan Stanley Dean Witter	6.750%	4/15/11	250	263
	Morgan Stanley Dean Witter	5.625%	1/9/12	300	305
	Morgan Stanley Dean Witter	6.600%	4/1/12	375	394
	Morgan Stanley Dean Witter	5.750%	8/31/12	100	102
	Morgan Stanley Dean Witter	5.250%	11/2/12	50	50
	Morgan Stanley Dean Witter	4.750%	4/1/14	525	491
	Morgan Stanley Dean Witter	5.375%	10/15/15	175	171
	Morgan Stanley Dean Witter	5.750%	10/18/16	350	351
	Morgan Stanley Dean Witter	5.450%	1/9/17	500	487
	Morgan Stanley Dean Witter	5.550%	4/27/17	225	220
	Morgan Stanley Dean Witter	5.950%	12/28/17	300	301
	Morgan Stanley Dean Witter	6.250%	8/9/26	450	444
	Morgan Stanley Dean Witter	7.250%	4/1/32	150	165

	Finance Companies (1.6%)
	Allied Capital Corp.	6.000%	4/1/12	75	75
	American Express Bank, FSB	5.550%	10/17/12	250	256
	American Express
	Centurion Bank	4.375%	7/30/09	225	224
	American Express
	Centurion Bank	5.200%	11/26/10	100	102
	American Express
	Centurion Bank	6.000%	9/13/17	125	127
	American Express Co.	5.250%	9/12/11	100	101
	American Express Co.	5.500%	9/12/16	100	99
	American Express Co.	6.150%	8/28/17	150	153
2	American Express Co.	6.800%	9/1/66	200	202
	American Express Credit Corp.	5.000%	12/2/10	125	127
3	American Express Travel	5.250%	11/21/11	25	25
	American General Finance Corp.	3.875%	10/1/09	225	221
	American General Finance Corp.	4.875%	5/15/10	100	100
	American General Finance Corp.	4.875%	7/15/12	25	24
	American General Finance Corp.	5.850%	6/1/13	405	396
	American General Finance Corp.	5.750%	9/15/16	425	396
	American General Finance Corp.	6.900%	12/15/17	300	300
	Capital One Bank	4.250%	12/1/08	175	173
	Capital One Bank	5.750%	9/15/10	175	177
	Capital One Capital III	7.686%	8/15/36	125	100
	Capital One Capital IV	6.745%	2/17/37	75	56
	Capital One Financial	5.700%	9/15/11	100	99
	Capital One Financial	4.800%	2/21/12	100	96
	Capital One Financial	5.500%	6/1/15	25	23
	Capital One Financial	6.150%	9/1/16	125	116
	Capital One Financial	5.250%	2/21/17	50	44
	Capital One Financial	6.750%	9/15/17	75	73
3	Capmark Financial Group	5.875%	5/10/12	25	20
3	Capmark Financial Group	6.300%	5/10/17	100	75
	CIT Group Co. of Canada	4.650%	7/1/10	350	337
	CIT Group Co. of Canada	5.600%	11/2/11	75	72
	CIT Group Co. of Canada	5.200%	6/1/15	125	109

Vanguard® Total Bond Market Index Portfolio

	CIT Group, Inc.	5.000%	11/24/08	175	173
	CIT Group, Inc.	4.250%	2/1/10	100	95
	CIT Group, Inc.	5.200%	11/3/10	75	71
	CIT Group, Inc.	4.750%	12/15/10	25	24
	CIT Group, Inc.	5.600%	4/27/11	125	119
	CIT Group, Inc.	7.625%	11/30/12	250	253
	CIT Group, Inc.	5.400%	3/7/13	50	46
	CIT Group, Inc.	5.000%	2/1/15	100	87
	CIT Group, Inc.	5.400%	1/30/16	450	394
	CIT Group, Inc.	5.850%	9/15/16	100	90
	CIT Group, Inc.	5.650%	2/13/17	175	154
	CIT Group, Inc.	6.000%	4/1/36	75	61
	Countrywide Financial Corp.	6.250%	5/15/16	425	244
	Countrywide Home Loan	4.125%	9/15/09	225	166
	Countrywide Home Loan	4.000%	3/22/11	250	180
	General Electric Capital Corp.	3.125%	4/1/09	75	74
	General Electric Capital Corp.	3.250%	6/15/09	700	692
	General Electric Capital Corp.	4.125%	9/1/09	225	225
	General Electric Capital Corp.	4.625%	9/15/09	725	730
	General Electric Capital Corp.	5.250%	10/27/09	50	51
	General Electric Capital Corp.	4.250%	9/13/10	250	250
	General Electric Capital Corp.	4.875%	10/21/10	500	509
	General Electric Capital Corp.	6.125%	2/22/11	525	549
	General Electric Capital Corp.	5.500%	4/28/11	125	129
	General Electric Capital Corp.	5.875%	2/15/12	550	574
	General Electric Capital Corp.	4.375%	3/3/12	100	99
	General Electric Capital Corp.	4.250%	6/15/12	50	49
	General Electric Capital Corp.	6.000%	6/15/12	75	79
	General Electric Capital Corp.	5.250%	10/19/12	25	26
	General Electric Capital Corp.	5.450%	1/15/13	125	129
	General Electric Capital Corp.	5.500%	6/4/14	400	411
	General Electric Capital Corp.	5.650%	6/9/14	175	182
	General Electric Capital Corp.	5.000%	1/8/16	275	274
	General Electric Capital Corp.	5.625%	9/15/17	550	565
	General Electric Capital Corp.	6.750%	3/15/32	1,000	1,133
	General Electric Capital Corp.	6.150%	8/7/37	300	317
	General Electric Capital Corp.	6.375%	11/15/67	650	674
2	HSBC Finance Capital Trust IX	5.911%	11/30/35	100	93
	HSBC Finance Corp.	4.125%	12/15/08	150	149
	HSBC Finance Corp.	4.750%	5/15/09	775	772
	HSBC Finance Corp.	4.625%	9/15/10	300	298
	HSBC Finance Corp.	5.250%	1/14/11	225	225
	HSBC Finance Corp.	5.700%	6/1/11	300	303
	HSBC Finance Corp.	6.375%	10/15/11	375	388
	HSBC Finance Corp.	7.000%	5/15/12	275	288
	HSBC Finance Corp.	6.375%	11/27/12	75	78
	HSBC Finance Corp.	4.750%	7/15/13	100	97
	HSBC Finance Corp.	5.250%	1/15/14	400	396
	HSBC Finance Corp.	5.000%	6/30/15	575	550
	International Lease
	Finance Corp.	4.875%	9/1/10	50	50
	International Lease
	Finance Corp.	5.125%	11/1/10	125	126

Vanguard® Total Bond Market Index Portfolio

	International Lease
	Finance Corp.	5.450%	3/24/11	50	51
	International Lease
	Finance Corp.	5.750%	6/15/11	600	606
	International Lease
	Finance Corp.	5.300%	5/1/12	75	75
	International Lease
	Finance Corp.	5.000%	9/15/12	350	345
	International Lease
	Finance Corp.	5.650%	6/1/14	225	226
	iStar Financial Inc.	5.650%	9/15/11	125	112
	iStar Financial Inc.	5.150%	3/1/12	250	216
	iStar Financial Inc.	5.950%	10/15/13	50	44
	iStar Financial Inc.	5.875%	3/15/16	75	60
	iStar Financial Inc.	5.850%	3/15/17	50	39
	SLM Corp.	4.500%	7/26/10	50	46
	SLM Corp.	5.400%	10/25/11	450	419
	SLM Corp.	5.050%	11/14/14	450	379
	SLM Corp.	5.625%	8/1/33	75	54

	Insurance (1.0%)
	ACE Capital Trust II	9.700%	4/1/30	50	62
	ACE INA Holdings, Inc.	5.700%	2/15/17	100	99
	Aetna, Inc.	6.000%	6/15/16	75	76
	Aetna, Inc.	6.625%	6/15/36	175	171
	Aetna, Inc.	6.750%	12/15/37	175	176
	Allied World Assurance	7.500%	8/1/16	150	156
	Allstate Corp.	5.000%	8/15/14	150	146
	Allstate Corp.	6.125%	12/15/32	100	97
	Allstate Corp.	5.550%	5/9/35	125	112
	Allstate Corp.	5.950%	4/1/36	75	71
2	Allstate Corp.	6.125%	5/15/37	75	73
2	Allstate Corp.	6.500%	5/15/57	75	70
	Ambac, Inc.	5.950%	12/5/35	300	234
	Ambac, Inc.	6.150%	2/15/37	25	18
	American General Capital II	8.500%	7/1/30	100	118
	American
	International Group, Inc.	4.700%	10/1/10	100	100
	American
	International Group, Inc.	5.375%	10/18/11	75	76
	American
	International Group, Inc.	4.950%	3/20/12	175	173
	American
	International Group, Inc.	5.050%	10/1/15	300	289
	American
	International Group, Inc.	5.600%	10/18/16	150	150
	American
	International Group, Inc.	5.450%	5/18/17	75	73
	American
	International Group, Inc.	5.850%	1/16/18	325	327
	American
	International Group, Inc.	6.250%	5/1/36	175	176
	American

Vanguard® Total Bond Market Index Portfolio

	International Group, Inc.	6.250%	3/15/37	100	89
	Arch Capital Group Ltd.	7.350%	5/1/34	75	82
	Aspen Insurance Holdings Ltd.	6.000%	8/15/14	75	77
	Assurant, Inc.	5.625%	2/15/14	25	24
	Assurant, Inc.	6.750%	2/15/34	50	48
	AXA Financial, Inc.	7.750%	8/1/10	100	108
	AXA SA	8.600%	12/15/30	375	457
	Axis Capital Holdings	5.750%	12/1/14	50	50
	Berkshire Hathaway
	Finance Corp.	4.125%	1/15/10	365	365
	Berkshire Hathaway
	Finance Corp.	4.200%	12/15/10	100	100
	Berkshire Hathaway
	Finance Corp.	4.625%	10/15/13	50	50
	Berkshire Hathaway
	Finance Corp.	4.850%	1/15/15	175	175
2	Chubb Corp.	6.375%	3/29/37	75	73
	Chubb Corp.	6.000%	5/11/37	200	190
	CIGNA Corp.	7.875%	5/15/27	50	57
	CIGNA Corp.	6.150%	11/15/36	50	46
	Cincinnati Financial Corp.	6.125%	11/1/34	150	142
	CNA Financial Corp.	6.000%	8/15/11	100	103
	CNA Financial Corp.	5.850%	12/15/14	100	100
	CNA Financial Corp.	6.500%	8/15/16	175	179
	Commerce Group, Inc.	5.950%	12/9/13	50	51
	Coventry Health Care Inc.	6.300%	8/15/14	125	127
2	Everest
	Reinsurance Holdings, Inc.	6.600%	5/15/37	75	67
	Fund American Cos., Inc.	5.875%	5/15/13	75	77
	GE Global Insurance
	Holdings Corp.	6.450%	3/1/19	100	107
	GE Global Insurance
	Holdings Corp.	7.000%	2/15/26	50	53
	GE Global Insurance
	Holdings Corp.	7.750%	6/15/30	50	58
	Genworth Financial, Inc.	5.750%	6/15/14	50	50
	Genworth Financial, Inc.	6.500%	6/15/34	150	148
2	Genworth Financial, Inc.	6.150%	11/15/66	75	68
	Hartford Financial
	Services Group, Inc.	5.250%	10/15/11	100	101
	Hartford Financial
	Services Group, Inc.	5.500%	10/15/16	25	24
	Hartford Financial
	Services Group, Inc.	5.375%	3/15/17	100	96
	Hartford Financial
	Services Group, Inc.	5.950%	10/15/36	100	93
	Hartford Financial
	Services Group, Inc.	6.100%	10/1/41	75	70
	Humana Inc.	6.450%	6/1/16	150	150
2	ING Capital Funding Trust III	5.775%	12/8/49	150	140
	ING USA Global	4.500%	10/1/10	125	125
	John Hancock Financial Services	5.625%	12/1/08	100	101
	Lincoln National Corp.	6.200%	12/15/11	100	105

Vanguard® Total Bond Market Index Portfolio

	Lincoln National Corp.	5.650%	8/27/12	25	25
	Lincoln National Corp.	6.150%	4/7/36	150	141
2	Lincoln National Corp.	6.050%	4/20/67	50	47
	Loews Corp.	6.000%	2/1/35	50	47
	Marsh & McLennan Cos., Inc.	5.150%	9/15/10	50	50
	Marsh & McLennan Cos., Inc.	6.250%	3/15/12	175	181
	Marsh & McLennan Cos., Inc.	5.750%	9/15/15	200	196
	MetLife, Inc.	5.000%	11/24/13	50	50
	MetLife, Inc.	5.000%	6/15/15	125	121
	MetLife, Inc.	6.500%	12/15/32	175	173
	MetLife, Inc.	6.375%	6/15/34	100	99
	Principal Financial Group, Inc.	6.050%	10/15/36	100	95
	Principal Life Income Funding	5.125%	3/1/11	125	128
	Principal Life Income Funding	5.300%	12/14/12	125	126
	Principal Life Income Funding	5.100%	4/15/14	100	98
	Progressive Corp.	6.375%	1/15/12	100	106
	Progressive Corp.	6.625%	3/1/29	125	132
2	Progressive Corp.	6.700%	6/15/37	125	118
	Protective Life Secured Trust	4.850%	8/16/10	100	100
	Prudential Financial, Inc.	5.800%	6/15/12	125	127
	Prudential Financial, Inc.	4.500%	7/15/13	200	190
	Prudential Financial, Inc.	4.750%	4/1/14	75	71
	Prudential Financial, Inc.	5.100%	9/20/14	75	73
	Prudential Financial, Inc.	5.500%	3/15/16	25	24
	Prudential Financial, Inc.	6.100%	6/15/17	75	75
	Prudential Financial, Inc.	6.000%	12/1/17	225	225
	Prudential Financial, Inc.	5.750%	7/15/33	50	45
	Prudential Financial, Inc.	5.400%	6/13/35	100	86
	Prudential Financial, Inc.	5.900%	3/17/36	125	113
	Prudential Financial, Inc.	5.700%	12/14/36	50	44
	Prudential Financial, Inc.	6.625%	12/1/37	125	125
	St. Paul Travelers Cos., Inc.	6.250%	6/20/16	150	157
	Torchmark Corp.	6.375%	6/15/16	100	105
2	Travelers Cos. Inc.	6.250%	3/15/37	75	71
	Travelers Cos. Inc.	6.250%	6/15/37	200	195
	UnitedHealth Group, Inc.	4.125%	8/15/09	50	50
	UnitedHealth Group, Inc.	5.250%	3/15/11	150	152
3	UnitedHealth Group, Inc.	5.500%	11/15/12	175	178
	UnitedHealth Group, Inc.	5.000%	8/15/14	75	73
	UnitedHealth Group, Inc.	4.875%	3/15/15	50	48
3	UnitedHealth Group, Inc.	6.000%	6/15/17	75	76
3	UnitedHealth Group, Inc.	6.000%	11/15/17	50	51
3	UnitedHealth Group, Inc.	6.500%	6/15/37	50	50
3	UnitedHealth Group, Inc.	6.625%	11/15/37	200	202
	WellPoint Inc.	4.250%	12/15/09	50	50
	WellPoint Inc.	6.375%	1/15/12	100	104
	WellPoint Inc.	6.800%	8/1/12	150	161
	WellPoint Inc.	5.000%	12/15/14	25	24
	WellPoint Inc.	5.250%	1/15/16	50	49
	WellPoint Inc.	5.875%	6/15/17	50	50
	WellPoint Inc.	5.950%	12/15/34	375	353
	WellPoint Inc.	5.850%	1/15/36	175	162
	WellPoint Inc.	6.375%	6/15/37	100	98

Vanguard® Total Bond Market Index Portfolio

	Willis North America Inc.	5.625%	7/15/15	225	215
	XL Capital Ltd.	5.250%	9/15/14	125	121
	XL Capital Ltd.	6.250%	5/15/27	225	208
2	XL Capital Ltd.	6.500%	12/15/49	125	110

	Real Estate Investment Trusts (0.4%)
	Arden Realty LP	5.250%	3/1/15	25	25
	AvalonBay Communities, Inc.	5.500%	1/15/12	50	50
	AvalonBay Communities, Inc.	5.750%	9/15/16	50	48
	Boston Properties, Inc.	5.625%	4/15/15	200	194
	Brandywine
	Operating Partnership	4.500%	11/1/09	100	99
	Brandywine
	Operating Partnership	5.625%	12/15/10	50	50
	Brandywine
	Operating Partnership	5.400%	11/1/14	50	47
	Camden Property Trust	5.700%	5/15/17	100	95
	Colonial Realty LP	5.500%	10/1/15	50	45
	Developers
	Diversified Realty Corp.	5.375%	10/15/12	25	25
	Duke Realty LP	5.625%	8/15/11	50	51
	Duke Realty LP	5.950%	2/15/17	50	49
	ERP Operating LP	6.625%	3/15/12	100	103
	ERP Operating LP	5.500%	10/1/12	100	100
	ERP Operating LP	5.250%	9/15/14	50	48
	ERP Operating LP	5.125%	3/15/16	75	69
	ERP Operating LP	5.375%	8/1/16	50	47
	ERP Operating LP	5.750%	6/15/17	25	24
	HCP Inc.	6.700%	1/30/18	50	49
	Health Care
	Property Investors, Inc.	6.450%	6/25/12	50	51
	Health Care
	Property Investors, Inc.	6.300%	9/15/16	100	98
	Health Care REIT, Inc.	6.200%	6/1/16	275	264
	HealthCare Realty Trust	5.125%	4/1/14	75	71
	Hospitality Properties	5.125%	2/15/15	50	46
	HRPT Properties Trust	6.250%	8/15/16	150	146
	Kimco Realty Corp.	5.783%	3/15/16	25	24
	Liberty Property LP	5.125%	3/2/15	250	231
	Liberty Property LP	5.500%	12/15/16	50	47
	National Retail Properties	6.875%	10/15/17	275	275
	Nationwide
	Health Properties, Inc.	6.250%	2/1/13	125	129
	ProLogis	5.250%	11/15/10	75	76
	ProLogis	5.500%	3/1/13	75	75
	ProLogis	5.625%	11/15/15	75	71
	ProLogis	5.750%	4/1/16	50	48
	ProLogis	5.625%	11/15/16	75	70
Realy Income Corp.		6.750%	8/15/19	150	150
Regency Centers LP		6.750%	1/15/12	300	312
Simon Property Group Inc.		4.875%	8/15/10	75	74
Simon Property Group Inc.		5.000%	3/1/12	100	98
Simon Property Group Inc.		5.750%	12/1/15	525	508

Vanguard® Total Bond Market Index Portfolio

Simon Property Group Inc.	5.250%	12/1/16	250	233
Simon Property Group Inc.	5.875%	3/1/17	25	24
Tanger Factory
Outlet Centers, Inc.	6.150%	11/15/15	100	100
Vornado Realty	5.600%	2/15/11	175	174

Other (0.0%)
XTRA Finance Corp.	5.150%	4/1/17	375	373
				105,930
Industrial (8.7%)
Basic Industry (0.5%)
Alcan, Inc.	4.875%	9/15/12	125	124
Alcan, Inc.	4.500%	5/15/13	125	122
Alcan, Inc.	5.200%	1/15/14	125	124
Alcan, Inc.	5.000%	6/1/15	25	24
Alcan, Inc.	6.125%	12/15/33	225	217
Alcoa, Inc.	7.375%	8/1/10	100	106
Alcoa, Inc.	5.375%	1/15/13	200	203
Alcoa, Inc.	5.900%	2/1/27	50	47
Barrick Gold Finance Inc.	4.875%	11/15/14	75	71
BHP Billiton Finance	5.250%	12/15/15	50	49
BHP Finance USA Ltd.	5.125%	3/29/12	25	25
BHP Finance USA Ltd.	8.500%	12/1/12	200	228
BHP Finance USA Ltd.	5.400%	3/29/17	100	98
Celulosa Arauco Constitution SA	8.625%	8/15/10	100	109
Celulosa Arauco Constitution SA	5.625%	4/20/15	250	247
Commercial Metals Co.	6.500%	7/15/17	50	52
Dow Chemical Co.	6.000%	10/1/12	375	391
Dow Chemical Co.	7.375%	11/1/29	25	28
E.I. du Pont de Nemours & Co.	6.875%	10/15/09	170	176
E.I. du Pont de Nemours & Co.	4.125%	4/30/10	30	30
E.I. du Pont de Nemours & Co.	4.750%	11/15/12	25	25
E.I. du Pont de Nemours & Co.	6.500%	1/15/28	100	107
Falconbridge Ltd.	7.350%	6/5/12	75	82
ICI Wilmington	4.375%	12/1/08	100	99
Inco Ltd.	7.750%	5/15/12	125	137
Inco Ltd.	5.700%	10/15/15	125	126
International Paper Co.	4.250%	1/15/09	100	99
International Paper Co.	5.850%	10/30/12	49	50
International Paper Co.	5.300%	4/1/15	75	74
Lubrizol Corp.	5.500%	10/1/14	250	249
Lubrizol Corp.	6.500%	10/1/34	100	102
MeadWestvaco Corp.	6.850%	4/1/12	50	53
Monsanto Co.	7.375%	8/15/12	100	109
Newmont Mining	5.875%	4/1/35	100	87
Noranda, Inc.	7.250%	7/15/12	50	54
Noranda, Inc.	5.500%	6/15/17	200	192
Nucor Corp.	5.750%	12/1/17	75	75
Nucor Corp.	6.400%	12/1/37	50	51
Placer Dome, Inc.	6.450%	10/15/35	75	77
Plum Creek Timber Co.	5.875%	11/15/15	100	99
Potash Corp. of Saskatchewan	7.750%	5/31/11	375	406
Praxair, Inc.	3.950%	6/1/13	200	193

Vanguard® Total Bond Market Index Portfolio

Praxair, Inc.	5.250%	11/15/14	50	51
Praxair, Inc.	5.200%	3/15/17	25	25
Rohm & Haas Co.	7.850%	7/15/29	100	120
Southern Copper Corp.	7.500%	7/27/35	150	158
Teck Cominco Ltd.	6.125%	10/1/35	150	139
Vale Overseas Ltd.	6.250%	1/23/17	100	100
Vale Overseas Ltd.	8.250%	1/17/34	50	57
Vale Overseas Ltd.	6.875%	11/21/36	275	273
Westvaco Corp.	8.200%	1/15/30	25	27
Weyerhaeuser Co.	6.750%	3/15/12	475	497
Weyerhaeuser Co.	7.375%	3/15/32	50	50
Capital Goods (0.8%)
3M Co.	5.125%	11/6/09	50	51
Bemis Co. Inc.	4.875%	4/1/12	150	150
Boeing Capital Corp.	7.375%	9/27/10	350	376
Boeing Co.	6.625%	2/15/38	150	168
Caterpillar
Financial Services Corp.	4.150%	1/15/10	50	50
Caterpillar
Financial Services Corp.	4.850%	12/7/12	350	352
Caterpillar
Financial Services Corp.	4.750%	2/17/15	250	244
Caterpillar, Inc.	6.625%	7/15/28	75	81
Caterpillar, Inc.	6.050%	8/15/36	225	230
Caterpillar, Inc.	7.375%	3/1/97	175	200
CRH America Inc.	5.625%	9/30/11	50	50
CRH America Inc.	6.950%	3/15/12	300	317
CRH America Inc.	6.000%	9/30/16	225	218
Deere & Co.	6.950%	4/25/14	175	193
Deere & Co.	7.125%	3/3/31	100	114
Embraer Overseas Ltd.	6.375%	1/24/17	150	144
Emerson Electric Co.	7.125%	8/15/10	50	54
Emerson Electric Co.	4.625%	10/15/12	300	300
General Dynamics Corp.	4.250%	5/15/13	75	73
General Electric Co.	5.000%	2/1/13	850	864
General Electric Co.	5.250%	12/6/17	125	125
Hanson PLC	7.875%	9/27/10	75	81
Hanson PLC	5.250%	3/15/13	25	25
Honeywell International, Inc.	6.125%	11/1/11	100	105
Honeywell International, Inc.	5.625%	8/1/12	150	156
Honeywell International, Inc.	5.300%	3/15/17	200	201
John Deere Capital Corp.	4.875%	3/16/09	600	602
John Deere Capital Corp.	5.400%	10/17/11	150	155
John Deere Capital Corp.	7.000%	3/15/12	100	108
Joy Global, Inc.	6.000%	11/15/16	50	51
Lafarge SA	6.500%	7/15/16	200	198
Lafarge SA	7.125%	7/15/36	325	318
Lockheed Martin Corp.	6.150%	9/1/36	375	385
Masco Corp.	4.800%	6/15/15	125	114
Minnesota Mining &
Manufacturing Corp.	6.375%	2/15/28	100	111
Minnesota Mining &
Manufacturing Corp.	5.700%	3/15/37	125	128

Vanguard® Total Bond Market Index Portfolio

Mohawk Industries Inc.	5.750%	1/15/11	225	230
Mohawk Industries Inc.	6.125%	1/15/16	275	278
Northrop Grumman Corp.	7.125%	2/15/11	250	267
Northrop Grumman Corp.	7.750%	2/15/31	125	154
Owens Corning, Inc.	6.500%	12/1/16	25	23
Owens Corning, Inc.	7.000%	12/1/36	50	46
Raytheon Co.	5.500%	11/15/12	100	104
Raytheon Co.	5.375%	4/1/13	25	26
Raytheon Co.	7.200%	8/15/27	25	28
Republic Services, Inc.	6.086%	3/15/35	75	71
Textron Financial Corp.	5.125%	11/1/10	375	379
Textron, Inc.	6.500%	6/1/12	225	238
TRW, Inc.	7.750%	6/1/29	300	364
Tyco International Group SA	6.750%	2/15/11	125	130
Tyco International Group SA	6.375%	10/15/11	200	209
Tyco International Group SA	6.000%	11/15/13	50	52
Tyco International Group SA	7.000%	6/15/28	325	335
United Technologies Corp.	4.375%	5/1/10	50	50
United Technologies Corp.	6.350%	3/1/11	50	53
United Technologies Corp.	6.100%	5/15/12	200	212
United Technologies Corp.	4.875%	5/1/15	125	123
United Technologies Corp.	6.700%	8/1/28	100	108
United Technologies Corp.	7.500%	9/15/29	125	147
United Technologies Corp.	5.400%	5/1/35	50	47
United Technologies Corp.	6.050%	6/1/36	200	206
Communication (2.3%)
America Movil SA de C.V.	4.125%	3/1/09	125	124
America Movil SA de C.V.	5.500%	3/1/14	50	50
America Movil SA de C.V.	5.750%	1/15/15	100	100
America Movil SA de C.V.	6.375%	3/1/35	175	172
America Movil SA de C.V.	6.125%	11/15/37	150	142
AT&T Inc.	6.000%	3/15/09	250	253
AT&T Inc.	4.125%	9/15/09	200	199
AT&T Inc.	5.300%	11/15/10	50	51
AT&T Inc.	7.300%	11/15/11	150	162
AT&T Inc.	5.875%	2/1/12	340	352
AT&T Inc.	5.875%	8/15/12	110	114
AT&T Inc.	4.950%	1/15/13	150	151
AT&T Inc.	5.100%	9/15/14	450	448
AT&T Inc.	5.625%	6/15/16	225	229
AT&T Inc.	8.000%	11/15/31	875	1,074
AT&T Inc.	6.150%	9/15/34	75	74
AT&T Inc.	6.500%	9/1/37	275	291
AT&T Inc.	6.300%	1/15/38	175	179
AT&T Wireless	7.875%	3/1/11	550	596
AT&T Wireless	8.125%	5/1/12	475	530
AT&T Wireless	8.750%	3/1/31	125	161
BellSouth Capital Funding	7.875%	2/15/30	175	203
BellSouth Corp.	4.200%	9/15/09	225	225
BellSouth Corp.	4.750%	11/15/12	125	124
BellSouth Corp.	5.200%	12/15/16	250	244
BellSouth Corp.	6.875%	10/15/31	125	135
BellSouth Corp.	6.550%	6/15/34	225	232

Vanguard® Total Bond Market Index Portfolio

BellSouth Corp.	6.000%	11/15/34	60	58
BellSouth Telecommunications	6.375%	6/1/28	70	69
British Sky Broadcasting Corp.	6.875%	2/23/09	50	51
British Sky Broadcasting Corp.	8.200%	7/15/09	50	52
British Telecommunications PLC	8.625%	12/15/10	25	27
British Telecommunications PLC	9.125%	12/15/30	350	463
CenturyTel, Inc.	5.000%	2/15/15	50	48
Cingular Wireless LLC	6.500%	12/15/11	100	106
Cingular Wireless LLC	7.125%	12/15/31	225	250
Comcast Cable
Communications Holdings Inc.	8.375%	3/15/13	150	168
Comcast Cable
Communications Holdings Inc.	9.455%	11/15/22	139	173
Comcast
Cable Communications, Inc.	6.875%	6/15/09	300	308
Comcast
Cable Communications, Inc.	6.750%	1/30/11	75	78
Comcast
Cable Communications, Inc.	8.875%	5/1/17	500	590
Comcast Corp.	5.850%	1/15/10	800	816
Comcast Corp.	5.500%	3/15/11	50	51
Comcast Corp.	5.300%	1/15/14	150	147
Comcast Corp.	5.900%	3/15/16	100	101
Comcast Corp.	6.300%	11/15/17	50	52
Comcast Corp.	5.875%	2/15/18	325	325
Comcast Corp.	6.500%	11/15/35	400	407
Comcast Corp.	6.450%	3/15/37	125	126
Comcast Corp.	6.950%	8/15/37	500	537
Cox Communications, Inc.	6.750%	3/15/11	250	259
Cox Communications, Inc.	5.450%	12/15/14	500	486
Cox Communications, Inc.	5.500%	10/1/15	125	122
Deutsche Telekom
International Finance	8.000%	6/15/10	525	561
Deutsche Telekom
International Finance	5.250%	7/22/13	125	126
Deutsche Telekom
International Finance	5.750%	3/23/16	400	401
Deutsche Telekom
International Finance	8.250%	6/15/30	425	529
Embarq Corp.	7.082%	6/1/16	200	206
Embarq Corp.	7.995%	6/1/36	50	52
France Telecom	7.750%	3/1/11	325	352
France Telecom	8.500%	3/1/31	425	553
Gannett Co., Inc.	6.375%	4/1/12	150	155
Grupo Televisa SA	6.625%	3/18/25	100	102
Koninklijke KPN NV	8.000%	10/1/10	75	80
McGraw-Hill Cos. Inc.	5.375%	11/15/12	125	128
McGraw-Hill Cos. Inc.	5.900%	11/15/17	150	151
McGraw-Hill Cos. Inc.	6.550%	11/15/37	150	150
News America Holdings, Inc.	9.250%	2/1/13	100	117
News America Holdings, Inc.	8.150%	10/17/36	175	209
News America Inc.	5.300%	12/15/14	250	249
News America Inc.	6.200%	12/15/34	225	219

Vanguard® Total Bond Market Index Portfolio

News America Inc.	6.400%	12/15/35	390	392
Nextel Communications	6.875%	10/31/13	150	148
Nextel Communications	5.950%	3/15/14	105	99
Nextel Communications	7.375%	8/1/15	180	178
Omnicom Group Inc.	5.900%	4/15/16	25	25
Pacific Bell	7.125%	3/15/26	50	53
Qwest Communications
International Inc.	7.875%	9/1/11	150	157
Qwest Communications
International Inc.	8.875%	3/15/12	125	134
Qwest Communications
International Inc.	7.500%	10/1/14	75	76
Qwest Communications
International Inc.	6.500%	6/1/17	100	96
R.R. Donnelley & Sons Co.	3.750%	4/1/09	50	49
R.R. Donnelley & Sons Co.	4.950%	5/15/10	75	75
R.R. Donnelley & Sons Co.	5.625%	1/15/12	50	50
R.R. Donnelley & Sons Co.	4.950%	4/1/14	25	24
R.R. Donnelley & Sons Co.	5.500%	5/15/15	50	48
Reed Elsevier Capital	4.625%	6/15/12	25	24
Rogers Wireless Inc.	6.375%	3/1/14	300	305
Sprint Capital Corp.	6.375%	5/1/09	275	276
Sprint Capital Corp.	7.625%	1/30/11	325	339
Sprint Capital Corp.	6.875%	11/15/28	200	190
Sprint Capital Corp.	8.750%	3/15/32	275	309
Sprint Nextel Corp.	6.000%	12/1/16	350	336
Telecom Italia Capital	4.875%	10/1/10	100	99
Telecom Italia Capital	6.200%	7/18/11	100	104
Telecom Italia Capital	5.250%	11/15/13	270	267
Telecom Italia Capital	4.950%	9/30/14	150	145
Telecom Italia Capital	5.250%	10/1/15	275	267
Telecom Italia Capital	6.375%	11/15/33	35	35
Telecom Italia Capital	7.200%	7/18/36	100	109
Tele-Communications, Inc.	7.875%	8/1/13	50	56
Telefonica Emisiones SAU	5.984%	6/20/11	200	205
Telefonica Emisiones SAU	6.421%	6/20/16	450	474
Telefonica Emisiones SAU	7.045%	6/20/36	425	479
Telefonica Europe BV	7.750%	9/15/10	125	133
Telefonica Europe BV	8.250%	9/15/30	200	245
Telefonos de Mexico SA	4.750%	1/27/10	325	325
Telefonos de Mexico SA	5.500%	1/27/15	200	196
Telus Corp.	8.000%	6/1/11	125	135
Thomson Corp.	5.700%	10/1/14	125	126
Thomson Corp.	5.500%	8/15/35	200	178
Time Warner Cable Inc.	5.400%	7/2/12	150	150
Time Warner Cable Inc.	5.850%	5/1/17	500	503
Time Warner Cable Inc.	6.550%	5/1/37	125	127
Time Warner Entertainment	8.375%	3/15/23	175	206
Time Warner Entertainment	8.375%	7/15/33	100	121
US Cellular	6.700%	12/15/33	75	69
US West
Communications Group	7.500%	6/15/23	100	95
US West

Vanguard® Total Bond Market Index Portfolio

	Communications Group	6.875%	9/15/33	125	115
	Verizon Communications Corp.	5.550%	2/15/16	250	253
	Verizon Global Funding Corp.	7.250%	12/1/10	300	320
	Verizon Global Funding Corp.	6.875%	6/15/12	900	971
	Verizon Global Funding Corp.	7.750%	12/1/30	125	147
	Verizon Global Funding Corp.	5.850%	9/15/35	425	416
	Verizon New England, Inc.	6.500%	9/15/11	200	210
	Verizon New Jersey, Inc.	5.875%	1/17/12	100	104
	Verizon New York, Inc.	6.875%	4/1/12	75	80
	Verizon Virginia, Inc.	4.625%	3/15/13	100	96
	Viacom Inc.	7.700%	7/30/10	125	133
	Viacom Inc.	6.625%	5/15/11	125	130
	Vodafone AirTouch PLC	7.750%	2/15/10	50	53
	Vodafone AirTouch PLC	7.875%	2/15/30	50	59
	Vodafone Group PLC	5.350%	2/27/12	100	101
	Vodafone Group PLC	5.000%	12/16/13	75	73
	Vodafone Group PLC	5.375%	1/30/15	500	493
	Vodafone Group PLC	5.000%	9/15/15	100	97
	Vodafone Group PLC	5.750%	3/15/16	50	50
	Vodafone Group PLC	5.625%	2/27/17	250	252
	Vodafone Group PLC	6.150%	2/27/37	75	75
	WPP Finance USA Corp.	5.875%	6/15/14	75	76

	Consumer Cyclical (1.3%)
	Brinker International	5.750%	6/1/14	50	49
	Centex Corp.	5.450%	8/15/12	75	65
	Centex Corp.	5.125%	10/1/13	50	43
	Centex Corp.	6.500%	5/1/16	125	110
	Costco Wholesale Corp.	5.300%	3/15/12	25	26
	Costco Wholesale Corp.	5.500%	3/15/17	200	203
	CVS Caremark Corp.	4.000%	9/15/09	25	25
	CVS Caremark Corp.	5.750%	8/15/11	25	26
2	CVS Caremark Corp.	6.302%	6/1/37	125	121
	CVS Corp.	4.875%	9/15/14	75	72
	CVS Corp.	6.125%	8/15/16	25	26
	CVS Corp.	6.250%	6/1/27	375	379
	D.R. Horton, Inc.	4.875%	1/15/10	75	68
	D.R. Horton, Inc.	6.000%	4/15/11	75	68
	D.R. Horton, Inc.	5.375%	6/15/12	100	85
	D.R. Horton, Inc.	5.250%	2/15/15	220	169
	D.R. Horton, Inc.	6.500%	4/15/16	200	172
	DaimlerChrysler North
	America Holding Corp.	7.200%	9/1/09	25	26
	DaimlerChrysler North
	America Holding Corp.	4.875%	6/15/10	175	174
	DaimlerChrysler North
	America Holding Corp.	5.875%	3/15/11	600	608
	DaimlerChrysler North
	America Holding Corp.	5.750%	9/8/11	400	405
	DaimlerChrysler North
	America Holding Corp.	7.300%	1/15/12	625	667
	DaimlerChrysler North
	America Holding Corp.	6.500%	11/15/13	300	312

Vanguard® Total Bond Market Index Portfolio

DaimlerChrysler North
America Holding Corp.	8.500%	1/18/31	100	124
Darden Restaurants Inc.	5.625%	10/15/12	75	76
Darden Restaurants Inc.	6.200%	10/15/17	100	99
Darden Restaurants Inc.	6.800%	10/15/37	100	101
Federated
Department Stores, Inc.	6.300%	4/1/09	25	25
Federated
Department Stores, Inc.	6.625%	4/1/11	275	288
Federated
Department Stores, Inc.	6.900%	4/1/29	100	94
Federated Retail Holding	5.350%	3/15/12	75	73
Federated Retail Holding	5.900%	12/1/16	425	397
Federated Retail Holding	6.375%	3/15/37	75	65
Home Depot Inc.	3.750%	9/15/09	150	147
Home Depot Inc.	4.625%	8/15/10	100	98
Home Depot Inc.	5.250%	12/16/13	250	243
Home Depot Inc.	5.400%	3/1/16	175	165
Home Depot Inc.	5.875%	12/16/36	225	190
ITT Corp.	7.375%	11/15/15	375	386
J.C. Penney Co., Inc.	8.000%	3/1/10	150	157
J.C. Penney Co., Inc.	7.950%	4/1/17	75	80
J.C. Penney Co., Inc.	6.375%	10/15/36	150	134
J.C. Penney Co., Inc.	7.400%	4/1/37	200	198
Johnson Controls, Inc.	5.250%	1/15/11	75	76
Johnson Controls, Inc.	6.000%	1/15/36	25	24
Kohl’s Corp.	6.250%	12/15/17	50	50
Kohl’s Corp.	6.000%	1/15/33	100	86
Lowe’s Cos., Inc.	5.600%	9/15/12	100	103
Lowe’s Cos., Inc.	5.000%	10/15/15	150	143
Lowe’s Cos., Inc.	5.400%	10/15/16	150	147
Lowe’s Cos., Inc.	6.100%	9/15/17	75	77
Lowe’s Cos., Inc.	6.875%	2/15/28	25	26
Lowe’s Cos., Inc.	6.500%	3/15/29	200	204
Lowe’s Cos., Inc.	5.800%	10/15/36	50	46
Lowe’s Cos., Inc.	6.650%	9/15/37	25	25
Macy’s Retail Holdings Inc.	6.790%	7/15/27	50	47
Marriott International	4.625%	6/15/12	100	97
Marriott International	5.625%	2/15/13	100	100
Marriott International	6.200%	6/15/16	25	25
Marriott International	6.375%	6/15/17	50	51
May Department Stores Co.	5.750%	7/15/14	50	48
May Department Stores Co.	6.650%	7/15/24	75	69
McDonald’s Corp.	5.300%	3/15/17	125	125
McDonald’s Corp.	5.800%	10/15/17	100	104
McDonald’s Corp.	6.300%	10/15/37	50	51
MDC Holdings Inc.	5.500%	5/15/13	75	72
Nordstrom, Inc.	6.250%	1/15/18	75	77
Nordstrom, Inc.	7.000%	1/15/38	50	52
Starwood Hotel Resorts	6.250%	2/15/13	100	100
Target Corp.	7.500%	8/15/10	75	81
Target Corp.	4.000%	6/15/13	400	373
Target Corp.	5.875%	7/15/16	100	100

Vanguard® Total Bond Market Index Portfolio

Target Corp.	7.000%	7/15/31	25	26
Target Corp.	6.350%	11/1/32	150	146
Target Corp.	6.500%	10/15/37	150	150
The Walt Disney Co.	5.700%	7/15/11	325	337
The Walt Disney Co.	6.375%	3/1/12	100	107
The Walt Disney Co.	5.625%	9/15/16	100	103
The Walt Disney Co.	6.000%	7/17/17	175	184
Time Warner, Inc.	6.750%	4/15/11	375	390
Time Warner, Inc.	5.500%	11/15/11	250	251
Time Warner, Inc.	6.875%	5/1/12	50	53
Time Warner, Inc.	5.875%	11/15/16	75	74
Time Warner, Inc.	9.150%	2/1/23	195	239
Time Warner, Inc.	6.625%	5/15/29	175	175
Time Warner, Inc.	7.625%	4/15/31	300	330
Time Warner, Inc.	7.700%	5/1/32	225	250
Time Warner, Inc.	6.500%	11/15/36	175	170
Toll Brothers, Inc.	5.150%	5/15/15	100	91
Toyota Motor Credit Corp.	4.250%	3/15/10	450	453
Toyota Motor Credit Corp.	4.350%	12/15/10	75	76
Toyota Motor Credit Corp.	5.450%	5/18/11	225	235
VF Corp.	5.950%	11/1/17	75	75
VF Corp.	6.450%	11/1/37	50	48
Viacom Inc.	5.750%	4/30/11	75	76
Viacom Inc.	6.250%	4/30/16	50	50
Viacom Inc.	6.125%	10/5/17	75	75
Viacom Inc.	6.875%	4/30/36	250	252
Wal-Mart Stores, Inc.	6.875%	8/10/09	250	260
Wal-Mart Stores, Inc.	4.000%	1/15/10	75	75
Wal-Mart Stores, Inc.	4.125%	7/1/10	150	149
Wal-Mart Stores, Inc.	4.125%	2/15/11	25	25
Wal-Mart Stores, Inc.	4.550%	5/1/13	525	523
Wal-Mart Stores, Inc.	7.250%	6/1/13	100	111
Wal-Mart Stores, Inc.	4.500%	7/1/15	225	218
Wal-Mart Stores, Inc.	5.375%	4/5/17	25	25
Wal-Mart Stores, Inc.	5.875%	4/5/27	725	705
Wal-Mart Stores, Inc.	7.550%	2/15/30	175	202
Wal-Mart Stores, Inc.	5.250%	9/1/35	100	88
Western Union Co.	5.400%	11/17/11	125	126
Western Union Co.	5.930%	10/1/16	125	125
Western Union Co.	6.200%	11/17/36	75	71
Yum! Brands, Inc.	8.875%	4/15/11	175	192
Yum! Brands, Inc.	7.700%	7/1/12	50	54
Yum! Brands, Inc.	6.250%	4/15/16	50	51
Yum! Brands, Inc.	6.250%	3/15/18	50	50
Yum! Brands, Inc.	6.875%	11/15/37	225	224

Consumer Noncyclical (1.8%)
Abbott Laboratories	3.500%	2/17/09	275	273
Abbott Laboratories	5.150%	11/30/12	100	103
Abbott Laboratories	4.350%	3/15/14	225	217
Abbott Laboratories	5.875%	5/15/16	275	288
Abbott Laboratories	5.600%	11/30/17	100	103
Allergan Inc.	5.750%	4/1/16	25	25

Vanguard® Total Bond Market Index Portfolio

	Altria Group, Inc.	7.000%	11/4/13	50	56
	AmerisourceBergen Corp.	5.625%	9/15/12	100	102
	AmerisourceBergen Corp.	5.875%	9/15/15	150	149
	Amgen Inc.	4.000%	11/18/09	175	174
	Amgen Inc.	4.850%	11/18/14	100	96
3	Amgen Inc.	5.850%	6/1/17	200	202
3	Amgen Inc.	6.375%	6/1/37	125	126
	Anheuser-Busch Cos., Inc.	6.000%	4/15/11	250	261
	Anheuser-Busch Cos., Inc.	5.500%	1/15/18	75	77
	Anheuser-Busch Cos., Inc.	6.800%	8/20/32	150	166
	Anheuser-Busch Cos., Inc.	5.750%	4/1/36	50	48
	Archer-Daniels-Midland Co.	7.500%	3/15/27	200	227
	Archer-Daniels-Midland Co.	5.935%	10/1/32	100	97
	Archer-Daniels-Midland Co.	5.375%	9/15/35	275	241
	AstraZeneca PLC	5.400%	9/15/12	425	438
	AstraZeneca PLC	5.400%	6/1/14	75	77
	AstraZeneca PLC	5.900%	9/15/17	375	394
	AstraZeneca PLC	6.450%	9/15/37	450	491
	Baxter Finco, BV	4.750%	10/15/10	175	177
	Baxter International, Inc.	6.250%	12/1/37	150	154
	Bottling Group LLC	4.625%	11/15/12	200	202
	Bottling Group LLC	5.000%	11/15/13	75	75
	Bottling Group LLC	5.500%	4/1/16	200	203
	Bristol-Myers Squibb Co.	7.150%	6/15/23	300	337
	Bristol-Myers Squibb Co.	5.875%	11/15/36	100	99
	Bunge Ltd. Finance Corp.	4.375%	12/15/08	50	50
	Bunge Ltd. Finance Corp.	5.100%	7/15/15	25	24
	Campbell Soup Co.	6.750%	2/15/11	100	106
	Cardinal Health, Inc.	4.000%	6/15/15	50	45
	Cardinal Health, Inc.	5.850%	12/15/17	75	75
	Cia. Brasil de Bebidas AmBev	10.500%	12/15/11	100	118
	Cia. Brasil de Bebidas AmBev	8.750%	9/15/13	100	115
	Clorox Co.	4.200%	1/15/10	175	173
	Clorox Co.	5.000%	1/15/15	50	48
	Coca-Cola Co.	5.350%	11/15/17	325	335
	Coca-Cola Enterprises Inc.	8.500%	2/1/22	50	62
	Coca-Cola Enterprises Inc.	8.000%	9/15/22	200	241
	Coca-Cola HBC Finance	5.125%	9/17/13	100	101
	ConAgra Foods, Inc.	7.875%	9/15/10	234	251
3	Covidien International	5.450%	10/15/12	125	129
3	Covidien International	6.000%	10/15/17	225	230
3	Covidien International	6.550%	10/15/37	175	180
	Diageo Capital PLC	5.200%	1/30/13	50	50
	Diageo Capital PLC	5.750%	10/23/17	25	25
	Diageo Finance BV	5.300%	10/28/15	75	74
	Eli Lilly & Co.	6.000%	3/15/12	50	53
	Eli Lilly & Co.	5.200%	3/15/17	150	149
	Eli Lilly & Co.	5.500%	3/15/27	150	146
	Fortune Brands Inc.	5.125%	1/15/11	125	125
	Fortune Brands Inc.	5.375%	1/15/16	25	24
	Fortune Brands Inc.	5.875%	1/15/36	50	46
	Genentech Inc.	4.750%	7/15/15	25	24
	Genentech Inc.	5.250%	7/15/35	75	70

Vanguard® Total Bond Market Index Portfolio

General Mills, Inc.	6.000%	2/15/12	233	239
General Mills, Inc.	5.650%	9/10/12	100	102
General Mills, Inc.	5.700%	2/15/17	150	148
Gillette Co.	3.800%	9/15/09	100	100
GlaxoSmithKline Capital Inc.	4.375%	4/15/14	375	365
Grand Metropolitan
Investment Corp.	9.000%	8/15/11	400	458
H.J. Heinz Co.	6.625%	7/15/11	250	261
H.J. Heinz Co.	6.750%	3/15/32	225	236
Hasbro Inc.	6.300%	9/15/17	175	177
Hershey Foods Corp.	5.300%	9/1/11	50	51
Hershey Foods Corp.	5.450%	9/1/16	50	51
Hospira, Inc.	5.900%	6/15/14	75	76
Johnson & Johnson	5.150%	8/15/12	175	183
Johnson & Johnson	3.800%	5/15/13	75	73
Johnson & Johnson	6.950%	9/1/29	25	30
Johnson & Johnson	4.950%	5/15/33	150	141
Johnson & Johnson	5.950%	8/15/37	275	299
Kellogg Co.	6.600%	4/1/11	220	233
Kellogg Co.	5.125%	12/3/12	375	379
Kimberly-Clark Corp.	4.875%	8/15/15	200	195
Kimberly-Clark Corp.	6.125%	8/1/17	275	289
Kimberly-Clark Corp.	6.250%	7/15/18	50	53
Kraft Foods, Inc.	4.125%	11/12/09	425	419
Kraft Foods, Inc.	5.625%	11/1/11	50	51
Kraft Foods, Inc.	6.250%	6/1/12	100	104
Kraft Foods, Inc.	5.250%	10/1/13	25	25
Kraft Foods, Inc.	6.500%	8/11/17	475	492
Kraft Foods, Inc.	6.500%	11/1/31	200	197
Kraft Foods, Inc.	7.000%	8/11/37	100	105
Kroger Co.	6.800%	4/1/11	225	240
Kroger Co.	6.750%	4/15/12	350	371
Kroger Co.	6.200%	6/15/12	250	260
Kroger Co.	8.000%	9/15/29	125	145
Kroger Co.	7.500%	4/1/31	100	112
Laboratory Corp. of America	5.625%	12/15/15	75	73
McKesson Corp.	7.750%	2/1/12	100	110
Mckesson Corp.	5.250%	3/1/13	175	176
Medtronic Inc.	4.375%	9/15/10	75	75
Medtronic Inc.	4.750%	9/15/15	100	96
Merck & Co.	4.375%	2/15/13	100	99
Merck & Co.	4.750%	3/1/15	200	199
Merck & Co.	6.400%	3/1/28	50	54
Merck & Co.	5.950%	12/1/28	75	77
Merck & Co.	5.750%	11/15/36	150	152
Molson Coors Capital Finance	4.850%	9/22/10	50	51
Pepsi Bottling Group, Inc.	7.000%	3/1/29	275	313
PepsiAmericas Inc.	5.750%	7/31/12	100	105
PepsiAmericas Inc.	5.000%	5/15/17	100	96
Pepsico, Inc.	4.650%	2/15/13	175	177
Pfizer, Inc.	4.500%	2/15/14	250	247
Pharmacia Corp.	6.600%	12/1/28	75	84
Philip Morris Cos., Inc.	7.750%	1/15/27	175	226

Vanguard® Total Bond Market Index Portfolio

	Procter & Gamble Co.	4.950%	8/15/14	50	51
	Procter & Gamble Co.	6.450%	1/15/26	75	83
	Procter & Gamble Co.	5.550%	3/5/37	325	328
2	Procter & Gamble Co. ESOP	9.360%	1/1/21	452	578
	Quest Diagnostic, Inc.	5.450%	11/1/15	200	195
	Quest Diagnostic, Inc.	6.950%	7/1/37	75	77
	Reynolds American Inc.	6.500%	7/15/10	75	78
	Reynolds American Inc.	7.250%	6/1/12	75	79
	Reynolds American Inc.	7.250%	6/1/13	150	161
	Reynolds American Inc.	6.750%	6/15/17	150	155
	Reynolds American Inc.	7.250%	6/15/37	125	132
	Safeway, Inc.	6.500%	3/1/11	200	209
	Safeway, Inc.	6.350%	8/15/17	100	104
	Safeway, Inc.	7.250%	2/1/31	50	54
	Schering-Plough Corp.	5.550%	12/1/13	100	101
	Schering-Plough Corp.	6.000%	9/15/17	150	156
	Schering-Plough Corp.	6.750%	12/1/33	175	189
	Schering-Plough Corp.	6.550%	9/15/37	25	27
	Sysco Corp.	5.375%	9/21/35	100	91
	Teva
	Pharmaceutical Finance LLC	6.150%	2/1/36	400	397
	Unilever Capital Corp.	7.125%	11/1/10	350	376
	Unilever Capital Corp.	5.900%	11/15/32	50	50
	Wm. Wrigley Jr. Co.	4.300%	7/15/10	125	125
	Wm. Wrigley Jr. Co.	4.650%	7/15/15	125	122
	Wyeth	5.500%	3/15/13	275	282
	Wyeth	5.500%	2/1/14	50	51
	Wyeth	5.450%	4/1/17	50	50
	Wyeth	6.450%	2/1/24	100	105
	Wyeth	6.500%	2/1/34	100	106
	Wyeth	6.000%	2/15/36	125	124
	Wyeth	5.950%	4/1/37	525	526

	Energy (1.0%)
	Alberta Energy Co. Ltd.	7.375%	11/1/31	125	138
	Amerada Hess Corp.	6.650%	8/15/11	100	105
	Amerada Hess Corp.	7.875%	10/1/29	350	415
	Amerada Hess Corp.	7.300%	8/15/31	100	111
	Anadarko Finance Co.	6.750%	5/1/11	25	26
	Anadarko Petroleum Corp.	5.950%	9/15/16	350	355
	Anadarko Petroleum Corp.	6.450%	9/15/36	450	461
	Apache Corp.	5.625%	1/15/17	100	102
	Apache Corp.	6.000%	1/15/37	150	148
	Baker Hughes, Inc.	6.875%	1/15/29	100	108
	Burlington Resources, Inc.	6.680%	2/15/11	50	53
	Burlington Resources, Inc.	6.500%	12/1/11	100	108
	Burlington Resources, Inc.	7.400%	12/1/31	175	209
	Canadian Natural Resources	5.450%	10/1/12	50	51
	Canadian Natural Resources	4.900%	12/1/14	150	143
	Canadian Natural Resources	6.000%	8/15/16	125	126
	Canadian Natural Resources	5.700%	5/15/17	150	150
	Canadian Natural Resources	7.200%	1/15/32	225	245
	Canadian Natural Resources	6.450%	6/30/33	100	100

Vanguard® Total Bond Market Index Portfolio

	Canadian Natural Resources	6.500%	2/15/37	125	126
	Canadian Natural Resources	6.250%	3/15/38	150	146
	Conoco Funding Co.	6.350%	10/15/11	375	398
	Conoco Funding Co.	7.250%	10/15/31	75	87
	ConocoPhillips Canada	5.300%	4/15/12	150	154
	ConocoPhillips Canada	5.625%	10/15/16	250	259
	ConocoPhillips Canada	5.950%	10/15/36	150	156
	Devon Financing Corp.	6.875%	9/30/11	200	214
	Devon Financing Corp.	7.875%	9/30/31	50	60
	Diamond Offshore Drilling	4.875%	7/1/15	25	24
	Encana Corp.	4.600%	8/15/09	100	100
	Encana Corp.	4.750%	10/15/13	25	24
	Encana Corp.	6.500%	8/15/34	325	331
	Encana Corp.	6.625%	8/15/37	150	156
	Encana Holdings Finance Corp.	5.800%	5/1/14	100	103
	EOG Resources Inc.	5.875%	9/15/17	225	231
	Halliburton Co.	5.500%	10/15/10	150	155
	Husky Energy Inc.	6.150%	6/15/19	100	102
	Husky Energy Inc.	6.800%	9/15/37	50	52
	Kerr McGee Corp.	6.875%	9/15/11	175	185
	Kerr McGee Corp.	6.950%	7/1/24	250	267
	Kerr McGee Corp.	7.875%	9/15/31	50	60
	Marathon Oil Corp.	6.125%	3/15/12	275	287
	Marathon Oil Corp.	6.600%	10/1/37	500	522
	Nexen, Inc.	5.050%	11/20/13	50	49
	Nexen, Inc.	5.650%	5/15/17	100	99
	Nexen, Inc.	7.875%	3/15/32	50	59
	Nexen, Inc.	6.400%	5/15/37	300	297
	Norsk Hydro	7.250%	9/23/27	400	461
	Occidental Petroleum	6.750%	1/15/12	250	270
	Ocean Energy, Inc.	7.250%	10/1/11	75	81
	Petro-Canada	7.875%	6/15/26	25	30
	Petro-Canada	7.000%	11/15/28	100	110
	Petro-Canada	5.350%	7/15/33	150	134
	Petro-Canada	5.950%	5/15/35	125	120
	Phillips Petroleum Co.	8.750%	5/25/10	450	495
	Questar Market Resources	6.050%	9/1/16	100	100
	Shell International Finance	5.625%	6/27/11	225	235
	Suncor Energy, Inc.	5.950%	12/1/34	75	73
	Suncor Energy, Inc.	6.500%	6/15/38	200	211
	Sunoco, Inc.	4.875%	10/15/14	50	49
	Sunoco, Inc.	5.750%	1/15/17	50	49
	Talisman Energy, Inc.	5.125%	5/15/15	50	49
	Talisman Energy, Inc.	5.850%	2/1/37	150	140
	Tosco Corp.	8.125%	2/15/30	100	127
	Transocean Inc.	6.000%	3/15/18	75	75
	Transocean Inc.	7.500%	4/15/31	175	193
	Transocean Inc.	6.800%	3/15/38	150	153
	Valero Energy Corp.	6.875%	4/15/12	300	320
	Valero Energy Corp.	7.500%	4/15/32	225	249
	Valero Energy Corp.	6.625%	6/15/37	175	174
3	Weatherford International Inc.	6.350%	6/15/17	150	157
	Weatherford International Inc.	6.500%	8/1/36	275	273

Vanguard® Total Bond Market Index Portfolio

3	Weatherford International Inc.	6.800%	6/15/37	25	26
	XTO Energy, Inc.	5.900%	8/1/12	50	52
	XTO Energy, Inc.	6.250%	4/15/13	175	185
	XTO Energy, Inc.	5.000%	1/31/15	50	49
	XTO Energy, Inc.	6.250%	8/1/17	350	366
	XTO Energy, Inc.	6.750%	8/1/37	150	163

	Technology (0.5%)
	Agilent Technologies Inc.	6.500%	11/1/17	225	226
	Cisco Systems Inc.	5.250%	2/22/11	700	717
	Cisco Systems Inc.	5.500%	2/22/16	200	205
	Electronic Data Systems	7.125%	10/15/09	50	52
	Electronic Data Systems	6.500%	8/1/13	75	76
	Equifax Inc.	6.300%	7/1/17	25	25
	Equifax Inc.	7.000%	7/1/37	50	48
	Fiserv, Inc.	6.125%	11/20/12	275	280
	Fiserv, Inc.	6.800%	11/20/17	150	154
	Harris Corp.	5.000%	10/1/15	125	118
	Hewlett-Packard Co.	6.500%	7/1/12	200	216
	IBM International Group Capital	5.050%	10/22/12	275	281
	International
	Business Machines Corp.	5.375%	2/1/09	25	25
	International
	Business Machines Corp.	4.375%	6/1/09	150	150
	International
	Business Machines Corp.	5.700%	9/14/17	850	882
	International
	Business Machines Corp.	6.220%	8/1/27	75	78
	International
	Business Machines Corp.	6.500%	1/15/28	75	80
	International
	Business Machines Corp.	7.125%	12/1/96	250	275
	Intuit Inc.	5.400%	3/15/12	50	51
	Intuit Inc.	5.750%	3/15/17	75	74
	Motorola, Inc.	7.625%	11/15/10	19	20
	Motorola, Inc.	8.000%	11/1/11	25	27
	Motorola, Inc.	5.375%	11/15/12	50	50
	Motorola, Inc.	6.000%	11/15/17	50	49
	Motorola, Inc.	7.500%	5/15/25	50	53
	Motorola, Inc.	6.500%	9/1/25	50	48
	Motorola, Inc.	6.500%	11/15/28	50	48
	Motorola, Inc.	6.625%	11/15/37	50	48
	National Semiconductor	6.600%	6/15/17	200	208
	Oracle Corp.	5.000%	1/15/11	100	101
	Oracle Corp.	5.250%	1/15/16	275	275
	Pitney Bowes, Inc.	4.625%	10/1/12	200	199
	Pitney Bowes, Inc.	4.875%	8/15/14	100	98
	Pitney Bowes, Inc.	5.000%	3/15/15	175	169
	Pitney Bowes, Inc.	4.750%	1/15/16	200	187
	Science
	Applications International Corp.	6.250%	7/1/12	25	27
	Science
	Applications International Corp.	5.500%	7/1/33	25	22

Vanguard® Total Bond Market Index Portfolio

3	Tyco Electronics Group	6.550%	10/1/17	125	131
	Xerox Corp.	9.750%	1/15/09	75	78
	Xerox Corp.	7.125%	6/15/10	200	210
	Xerox Corp.	6.875%	8/15/11	50	52
	Xerox Corp.	7.625%	6/15/13	50	52
	Xerox Corp.	6.400%	3/15/16	100	102
	Xerox Corp.	6.750%	2/1/17	100	104

	Transportation (0.5%)
2	American Airlines, Inc.	6.855%	4/15/09	61	61
	American Airlines, Inc.	7.024%	10/15/09	125	125
	American Airlines, Inc.	7.858%	10/1/11	75	78
	Burlington Northern
	Santa Fe Corp.	6.750%	7/15/11	190	199
	Burlington Northern
	Santa Fe Corp.	5.900%	7/1/12	225	233
	Burlington Northern
	Santa Fe Corp.	5.650%	5/1/17	100	100
	Burlington Northern
	Santa Fe Corp.	6.200%	8/15/36	250	241
	Burlington Northern
	Santa Fe Corp.	6.150%	5/1/37	125	121
	Canadian National Railway Co.	6.375%	10/15/11	100	105
	Canadian National Railway Co.	5.800%	6/1/16	100	101
	Canadian National Railway Co.	6.800%	7/15/18	250	270
	Canadian National Railway Co.	6.200%	6/1/36	75	75
	Canadian Pacific Rail	6.250%	10/15/11	175	183
	Canadian Pacific Rail	5.950%	5/15/37	150	135
	CNF, Inc.	6.700%	5/1/34	75	68
	Continental Airlines, Inc.	6.563%	2/15/12	200	206
2	Continental Airlines, Inc.	6.648%	9/15/17	231	229
	CSX Corp.	6.300%	3/15/12	150	155
	CSX Corp.	5.600%	5/1/17	175	169
	CSX Corp.	6.000%	10/1/36	50	45
	Delta Air Lines Enhanced
	Equipment Trust Certificates	6.417%	7/2/12	100	102
2	Delta Air Lines Enhanced
	Equipment Trust Certificates	6.718%	1/2/23	100	103
	Delta Air Lines, Inc.	7.111%	9/18/11	100	100
3	Delta Air Lines, Inc.	6.821%	8/10/22	125	119
	FedEx Corp.	5.500%	8/15/09	150	152
	Norfolk Southern Corp.	6.200%	4/15/09	75	77
	Norfolk Southern Corp.	6.750%	2/15/11	75	80
	Norfolk Southern Corp.	7.700%	5/15/17	450	512
	Norfolk Southern Corp.	7.800%	5/15/27	200	233
	Norfolk Southern Corp.	7.900%	5/15/97	50	58
	Ryder System Inc.	5.950%	5/2/11	75	78
	Ryder System Inc.	5.850%	3/1/14	75	77
	Ryder System Inc.	5.850%	11/1/16	25	25
	Southwest Airlines Co.	6.500%	3/1/12	250	257
	Southwest Airlines Co.	5.750%	12/15/16	75	75
2	Southwest Airlines Co.	6.150%	8/1/22	50	51
	Union Pacific Corp.	6.125%	1/15/12	25	26

Vanguard® Total Bond Market Index Portfolio

	Union Pacific Corp.	6.500%	4/15/12	150	158
	Union Pacific Corp.	5.450%	1/31/13	225	225
	Union Pacific Corp.	5.750%	11/15/17	350	352
	Union Pacific Corp.	7.125%	2/1/28	150	161
2	United Air Lines Inc.	6.636%	7/2/22	50	49

	Other (0.0%)
	Cintas Corp.	6.125%	12/1/17	75	74
	Cooper Industries, Inc.	5.250%	11/15/12	100	102
	Dover Corp.	4.875%	10/15/15	50	48
	Rockwell Automation	5.650%	12/1/17	25	25
	Rockwell Automation	6.700%	1/15/28	50	53
	Rockwell Automation	6.250%	12/1/37	100	102
					112,904
Utilities (1.8%)
	Electric (1.4%)
	AEP Texas Central Co.	6.650%	2/15/33	200	209
	Alabama Power Co.	5.500%	10/15/17	225	232
	American Electric Power Co., Inc.	5.375%	3/15/10	150	152
3	American Water Capital Corp.	6.085%	10/15/17	200	205
3	American Water Capital Corp.	6.593%	10/15/37	150	156
	Arizona Public Service Co.	5.800%	6/30/14	75	75
	Baltimore Gas & Electric Co.	5.900%	10/1/16	100	100
	Carolina Power & Light Co.	5.125%	9/15/13	175	176
	CenterPoint Energy Houston	5.700%	3/15/13	300	302
	CenterPoint Energy Houston	6.950%	3/15/33	50	55
	Cincinnati Gas & Electric Co.	5.700%	9/15/12	75	78
	Commonwealth Edison Co.	6.150%	3/15/12	75	77
	Commonwealth Edison Co.	6.150%	9/15/17	225	231
	Connecticut Light & Power Co.	6.350%	6/1/36	175	177
	Consolidated Edison Co.
	of New York	4.875%	2/1/13	75	75
	Consolidated Edison Co.
	of New York	5.500%	9/15/16	100	102
	Consolidated Edison Co.
	of New York	5.300%	3/1/35	100	90
	Consolidated Edison Co.
	of New York	6.200%	6/15/36	75	76
	Consolidated Edison Co.
	of New York	6.300%	8/15/37	275	286
	Constellation Energy Group, Inc.	7.000%	4/1/12	50	54
	Constellation Energy Group, Inc.	4.550%	6/15/15	475	444
	Constellation Energy Group, Inc.	7.600%	4/1/32	25	28
	Consumers Energy Co.	4.800%	2/17/09	150	150
	Consumers Energy Co.	5.375%	4/15/13	75	75
	Consumers Energy Co.	5.500%	8/15/16	100	101
	Detroit Edison Co.	6.125%	10/1/10	75	78
	Dominion Resources, Inc.	5.150%	7/15/15	600	582
	Dominion Resources, Inc.	6.000%	11/30/17	250	252
	Dominion Resources, Inc.	6.300%	3/15/33	100	98
	Dominion Resources, Inc.	5.950%	6/15/35	225	212
2	Dominion Resources, Inc.	6.300%	9/30/66	75	73
	DTE Energy Co.	7.050%	6/1/11	100	106

Vanguard® Total Bond Market Index Portfolio

	Duke Energy Carolinas	6.100%	6/1/37	125	124
	Duke Energy Corp.	6.250%	1/15/12	300	316
	Duke Energy Corp.	6.000%	12/1/28	100	99
	El Paso Electric Co.	6.000%	5/15/35	50	47
	Empresa Nacional Electric	8.350%	8/1/13	100	114
	Energy East Corp.	6.750%	6/15/12	150	159
	Energy East Corp.	6.750%	7/15/36	75	78
	Exelon Corp.	4.900%	6/15/15	200	188
	FirstEnergy Corp.	6.450%	11/15/11	175	181
	FirstEnergy Corp.	7.375%	11/15/31	200	219
	Florida Power & Light Co.	5.550%	11/1/17	25	26
	Florida Power & Light Co.	5.625%	4/1/34	25	24
	Florida Power & Light Co.	4.950%	6/1/35	175	150
	Florida Power & Light Co.	5.400%	9/1/35	75	69
	Florida Power & Light Co.	6.200%	6/1/36	50	51
	Florida Power & Light Co.	5.650%	2/1/37	100	95
	Florida Power & Light Co.	5.850%	5/1/37	25	24
	Florida Power Corp.	6.350%	9/15/37	125	133
	FPL Group Capital, Inc.	7.375%	6/1/09	250	260
	FPL Group Capital, Inc.	5.625%	9/1/11	50	51
2	FPL Group Capital, Inc.	6.350%	10/1/66	75	73
2	FPL Group Capital, Inc.	6.650%	6/15/67	75	72
3	Illinois Power	6.125%	11/15/17	25	26
	Jersey Central Power & Light	5.625%	5/1/16	125	122
	Jersey Central Power & Light	5.650%	6/1/17	125	122
	Kansas City Power & Light	6.050%	11/15/35	50	49
	MidAmerican Energy Co.	5.650%	7/15/12	200	206
	MidAmerican Energy Co.	5.950%	7/15/17	75	78
	MidAmerican Energy Co.	6.750%	12/30/31	125	134
	MidAmerican Energy Co.	5.750%	11/1/35	250	237
	MidAmerican
	Energy Holdings Co.	6.125%	4/1/36	500	504
	MidAmerican
	Energy Holdings Co.	6.500%	9/15/37	225	238
	National Rural Utilities
	Cooperative Finance Corp.	4.750%	3/1/14	175	171
	National Rural Utilities
	Cooperative Finance Corp.	5.450%	4/10/17	150	149
	National Rural Utilities
	Cooperative Finance Corp.	8.000%	3/1/32	175	213
	NiSource Finance Corp.	7.875%	11/15/10	100	106
	NiSource Finance Corp.	5.250%	9/15/17	150	139
	Northern States Power Co.	6.250%	6/1/36	50	53
	Northern States Power Co.	6.200%	7/1/37	50	52
	NStar Electric Co.	4.875%	4/15/14	50	49
	NStar Electric Co.	5.625%	11/15/17	150	154
	Ohio Edison	6.400%	7/15/16	175	180
	Ohio Power Co.	6.000%	6/1/16	75	77
	Oncor Electric Delivery Co.	6.375%	5/1/12	250	262
	Oncor Electric Delivery Co.	6.375%	1/15/15	75	75
	Oncor Electric Delivery Co.	7.250%	1/15/33	125	133
	Pacific Gas & Electric Co.	3.600%	3/1/09	175	173
	Pacific Gas & Electric Co.	4.200%	3/1/11	50	49

Vanguard® Total Bond Market Index Portfolio

	Pacific Gas & Electric Co.	4.800%	3/1/14	375	363
	Pacific Gas & Electric Co.	5.625%	11/30/17	150	150
	Pacific Gas & Electric Co.	6.050%	3/1/34	300	297
	PacifiCorp	7.700%	11/15/31	100	121
	PacifiCorp	5.250%	6/15/35	100	91
3	Pennsylvania Electric Co.	6.050%	9/1/17	75	75
	Pepco Holdings, Inc.	6.450%	8/15/12	75	78
	Pepco Holdings, Inc.	7.450%	8/15/32	50	56
	PPL Electric Utilities Corp.	6.250%	8/15/09	200	205
	PPL Energy Supply LLC	6.400%	11/1/11	50	51
	PPL Energy Supply LLC	6.200%	5/15/16	50	50
	PPL Energy Supply LLC	6.000%	12/15/36	150	136
	Progress Energy, Inc.	7.100%	3/1/11	305	326
	Progress Energy, Inc.	6.850%	4/15/12	25	27
	Progress Energy, Inc.	7.000%	10/30/31	325	349
	PSE&G Power LLC	6.950%	6/1/12	450	476
	PSE&G Power LLC	5.500%	12/1/15	125	122
	PSE&G Power LLC	8.625%	4/15/31	100	125
	PSI Energy Inc.	5.000%	9/15/13	125	122
	Public Service Co. of Colorado	7.875%	10/1/12	125	141
	Public Service Co. of Colorado	6.250%	9/1/37	25	26
	Public Service Co. of Oklahoma	6.625%	11/15/37	200	201
	Public Service Electric & Gas	5.800%	5/1/37	75	74
	Puget Sound Energy Inc.	5.483%	6/1/35	25	23
	Puget Sound Energy Inc.	6.274%	3/15/37	125	127
	SCANA Corp.	6.875%	5/15/11	225	235
	Sierra Pacific Power Co.	6.000%	5/15/16	75	75
	Sierra Pacific Power Co.	6.750%	7/1/37	150	152
	Southern California Edison Co.	5.000%	1/15/14	200	201
	Southern California Edison Co.	4.650%	4/1/15	75	72
	Southern California Edison Co.	5.000%	1/15/16	50	49
	Southern California Edison Co.	6.650%	4/1/29	75	79
	Southern California Edison Co.	5.750%	4/1/35	75	73
	Southern California Edison Co.	5.350%	7/15/35	100	92
	Southern Power Co.	6.250%	7/15/12	100	105
	Southern Power Co.	4.875%	7/15/15	200	192
	Tampa Electric Co.	6.550%	5/15/36	100	102
	Toledo Edison Co.	6.150%	5/15/37	100	94
	Union Electric Co.	5.400%	2/1/16	100	98
	Virginia Electric & Power Co.	6.000%	1/15/36	125	119
	Virginia Electric & Power Co.	6.000%	5/15/37	100	96
	Virginia Electric & Power Co.	6.350%	11/30/37	50	52
	Wisconsin Electric Power Co.	5.700%	12/1/36	300	287
2	Wisconsin Energy Corp.	6.250%	5/15/67	425	398
	Wisconsin Power & Light Co.	6.375%	8/15/37	100	104
	Xcel Energy, Inc.	5.613%	4/1/17	78	78
	Xcel Energy, Inc.	6.500%	7/1/36	100	101

	Natural Gas (0.4%)
	AGL Capital Corp.	7.125%	1/14/11	50	53
	Atmos Energy Corp.	4.000%	10/15/09	125	125
	Atmos Energy Corp.	4.950%	10/15/14	50	48
	Boardwalk Pipelines LLC	5.500%	2/1/17	100	98

Vanguard® Total Bond Market Index Portfolio

	CenterPoint Energy Resources	6.150%	5/1/16	75	76
	Consolidated Natural Gas	5.000%	12/1/14	300	288
	Duke Capital Corp.	5.500%	3/1/14	125	123
	Duke Capital Corp.	6.750%	2/15/32	50	51
	El Paso Natural Gas Co.	5.950%	4/15/17	75	74
	Energy Transfer Partners LP	5.650%	8/1/12	100	99
	Energy Transfer Partners LP	5.950%	2/1/15	75	74
	Energy Transfer Partners LP	6.125%	2/15/17	50	49
	Energy Transfer Partners LP	6.625%	10/15/36	150	140
*	Enron Corp.	9.125%	4/1/03	500	89
*	Enron Corp.	7.125%	5/15/07	150	27
*	Enron Corp.	6.875%	10/15/07	500	89
	Enterprise
	Products Operating LP	4.950%	6/1/10	100	101
	Enterprise
	Products Operating LP	5.600%	10/15/14	100	99
	Enterprise
	Products Operating LP	6.300%	9/15/17	150	154
	Enterprise
	Products Operating LP	6.875%	3/1/33	50	52
*	HNG Internorth	9.625%	3/15/06	500	89
	KeySpan Corp.	8.000%	11/15/30	75	90
	Kinder Morgan
	Energy Partners LP	7.125%	3/15/12	50	53
	Kinder Morgan
	Energy Partners LP	5.850%	9/15/12	125	128
	Kinder Morgan
	Energy Partners LP	5.000%	12/15/13	50	49
	Kinder Morgan
	Energy Partners LP	7.300%	8/15/33	250	268
	Kinder Morgan
	Energy Partners LP	5.800%	3/15/35	50	45
	Magellan
	Midstream Partners, LP	5.650%	10/15/16	75	76
	National Grid PLC	6.300%	8/1/16	325	331
	ONEOK Inc.	5.200%	6/15/15	75	72
	ONEOK Inc.	6.000%	6/15/35	75	70
	ONEOK Partners, LP	5.900%	4/1/12	100	102
	ONEOK Partners, LP	6.150%	10/1/16	150	153
	ONEOK Partners, LP	6.650%	10/1/36	325	328
	ONEOK Partners, LP	6.850%	10/15/37	150	157
	Panhandle Eastern Pipeline	6.200%	11/1/17	250	248
	San Diego Gas & Electric	5.350%	5/15/35	25	23
	Sempra Energy	7.950%	3/1/10	100	107
3	Southern Natural Gas	5.900%	4/1/17	300	297
	Texas Gas Transmission	4.600%	6/1/15	100	95
	Trans-Canada Pipelines	5.600%	3/31/34	150	140
	Trans-Canada Pipelines	5.850%	3/15/36	300	281
	Trans-Canada Pipelines	6.200%	10/15/37	25	25
2	Trans-Canada Pipelines	6.350%	5/15/67	125	117
	Williams Cos., Inc.	7.750%	6/15/31	75	82
					23,412
Total Corporate Bonds (Cost $342,363)					340,882

Vanguard® Total Bond Market Index Portfolio

Sovereign Bonds (U.S. Dollar-Denominated) (2.2%)
Asian Development Bank	4.500%	9/4/12	125	129
China Development Bank	4.750%	10/8/14	100	99
China Development Bank	5.000%	10/15/15	100	100
Corp. Andina de Fomento	5.200%	5/21/13	125	125
Corp. Andina de Fomento	5.750%	1/12/17	225	224
Development Bank of Japan	4.250%	6/9/15	50	49
Eksportfinans	4.750%	12/15/08	250	251
Eksportfinans	5.500%	5/25/16	350	369
Eksportfinans	5.500%	6/26/17	125	134
European Investment Bank	5.000%	2/8/10	25	26
European Investment Bank	4.000%	3/3/10	675	682
European Investment Bank	4.625%	9/15/10	50	51
European Investment Bank	5.250%	6/15/11	950	990
European Investment Bank	4.625%	5/15/14	175	177
European Investment Bank	4.875%	2/16/16	425	437
European Investment Bank	5.125%	9/13/16	450	470
European Investment Bank	4.875%	1/17/17	150	154
European Investment Bank	5.125%	5/30/17	375	392
Export-Import Bank of Korea	4.500%	8/12/09	200	200
Export-Import Bank of Korea	4.625%	3/16/10	100	101
Export-Import Bank of Korea	5.500%	10/17/12	125	127
Federation of Malaysia	8.750%	6/1/09	400	424
Federation of Malaysia	7.500%	7/15/11	75	82
Inter-American
Development Bank	5.625%	4/16/09	750	771
Inter-American
Development Bank	8.500%	3/15/11	130	147
Inter-American
Development Bank	7.000%	6/15/25	100	123
International Bank for
Reconstruction & Development	4.125%	6/24/09	550	554
International Bank for
Reconstruction & Development	4.125%	8/12/09	525	528
Japan Bank International	4.750%	5/25/11	175	179
Japan Finance Corp.	5.875%	3/14/11	100	106
Japan Finance Corp.	4.625%	4/21/15	100	100
Japan Finance Corp.	5.000%	5/16/17	100	103
KFW International Finance Inc.	4.500%	9/21/09	375	380
KFW International Finance Inc.	4.875%	10/19/09	250	256
Korea Development Bank	3.875%	3/2/09	100	99
Korea Development Bank	4.750%	7/20/09	200	202
Korea Development Bank	4.625%	9/16/10	100	100
Korea Development Bank	5.750%	9/10/13	250	258
Korea Electric Power	7.750%	4/1/13	175	199
Kreditanstalt fur Wiederaufbau	5.250%	5/19/09	125	128
Kreditanstalt fur Wiederaufbau	5.000%	6/1/10	275	285
Kreditanstalt fur Wiederaufbau	4.250%	6/15/10	1,350	1,362
Kreditanstalt fur Wiederaufbau	4.750%	5/15/12	50	52
Kreditanstalt fur Wiederaufbau	5.125%	3/14/16	675	702
Landeskreditbank Baden-
Wuerttemberg–Foerderbank	4.250%	9/15/10	75	76
Landwirtschaftliche Rentenbank	3.625%	10/20/09	375	374

Vanguard® Total Bond Market Index Portfolio

	Landwirtschaftliche Rentenbank	5.250%	7/2/12	150	159
	Landwirtschaftliche Rentenbank	4.875%	11/16/15	100	103
	Mass Transit Railway Corp.	7.500%	11/8/10	100	108
	Pemex Project
	Funding Master Trust	7.875%	2/1/09	203	205
3	Pemex Project
	Funding Master Trust	6.625%	6/15/35	350	364
	Pemex Project
	Funding Master Trust	6.625%	6/15/35	125	130
	People’s Republic of China	7.300%	12/15/08	50	51
	People’s Republic of China	4.750%	10/29/13	50	50
	Petrobras International Finance	6.125%	10/6/16	350	358
	Petrobras International Finance	5.875%	3/1/18	25	25
	Petrobras International Finance	8.375%	12/10/18	100	119
	Province of Manitoba	7.500%	2/22/10	300	321
	Province of Nova Scotia	5.750%	2/27/12	50	53
	Province of Ontario	3.625%	10/21/09	125	124
	Province of Ontario	5.000%	10/18/11	625	647
	Province of Ontario	4.750%	1/19/16	100	101
	Province of Ontario	5.450%	4/27/16	500	531
	Province of Quebec	5.000%	7/17/09	950	964
	Province of Quebec	6.125%	1/22/11	75	79
	Province of Quebec	5.125%	11/14/16	200	206
	Province of Quebec	7.500%	9/15/29	325	421
	Quebec Hydro Electric	6.300%	5/11/11	75	80
	Quebec Hydro Electric	8.000%	2/1/13	500	572
	Quebec Hydro Electric	8.400%	1/15/22	275	372
	Quebec Hydro Electric	8.050%	7/7/24	200	262
	Republic of Chile	7.125%	1/11/12	150	164
	Republic of Chile	5.500%	1/15/13	50	52
	Republic of Hungary	4.750%	2/3/15	250	248
	Republic of Italy	3.250%	5/15/09	225	223
	Republic of Italy	6.000%	2/22/11	650	688
	Republic of Italy	5.625%	6/15/12	775	824
	Republic of Italy	4.750%	1/25/16	650	659
	Republic of Italy	5.250%	9/20/16	150	158
	Republic of Italy	5.375%	6/15/33	175	180
	Republic of Korea	4.250%	6/1/13	350	343
	Republic of Korea	5.625%	11/3/25	100	101
	Republic of Poland	6.250%	7/3/12	250	267
	Republic of Poland	5.250%	1/15/14	200	206
	Republic of South Africa	7.375%	4/25/12	500	551
	State of Israel	4.625%	6/15/13	75	75
	State of Israel	5.500%	11/9/16	175	179
	Swedish Export Credit Corp.	4.000%	6/15/10	150	150
	Swedish Export Credit Corp.	4.500%	9/27/10	75	76
	Swedish Export Credit Corp.	5.125%	3/1/17	100	104
	United Mexican States	8.375%	1/14/11	1,500	1,659
	United Mexican States	6.375%	1/16/13	74	79
	United Mexican States	5.875%	1/15/14	250	260
	United Mexican States	6.625%	3/3/15	10	11
	United Mexican States	11.375%	9/15/16	100	142
	United Mexican States	5.625%	1/15/17	550	558

Vanguard® Total Bond Market Index Portfolio

United Mexican States	8.300%	8/15/31	100	129
United Mexican States	6.750%	9/27/34	908	1,002
Total Sovereign Bonds (Cost $27,637)			28,370
Taxable Municipal Bonds (0.2%)
Illinois (Taxable Pension) GO	4.950%	6/1/23	550	546
Illinois (Taxable Pension) GO	5.100%	6/1/33	850	819
Kansas Dev. Finance Auth. Rev.
(Public Employee
Retirement System)	5.501%	5/1/34	175	178
New Jersey Econ. Dev. Auth.
State Pension Rev.	7.425%	2/15/29	100	122
New Jersey Turnpike Auth. Rev.	4.252%	1/1/16	5	5
New Jersey Turnpike Auth. Rev.	4.252%	1/1/16	70	68
Oregon (Taxable Pension) GO	5.762%	6/1/23	50	53
Oregon (Taxable Pension) GO	5.892%	6/1/27	75	79
Oregon School Board Assn.	4.759%	6/30/28	75	70
Oregon School Board Assn.	5.528%	6/30/28	50	51
Tobacco Settlement
Finance Auth. Rev.	7.467%	6/1/47	125	117
Wisconsin Public Service Rev.	4.800%	5/1/13	75	76
Wisconsin Public Service Rev.	5.700%	5/1/26	75	78
Total Taxable Municipal Bonds (Cost $2,200)				2,262
				Market
				Value•
		Coupon	Shares	($000)
Temporary Cash Investment (1.2%)
5 Vanguard Market Liquidity Fund
(Cost $16,064)		4.664%	16,063,657	16,064
Total Investments (99.8%) (Cost $1,280,820)				1,297,929
Other Assets and Liabilities (0.2%)
Other Assets—Note B				31,452
Payables for Investment Securities Purchased				(26,498)
Other Liabilities				(2,537)
				2,417
Net Assets (100%)
Applicable to 112,696,894 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				1,300,346
Net Asset Value Per Share				$11.54

At December 31, 2007, net assets consisted of:[6]
		Amount		Per
		($000)		Share
Paid-in Capital		1,230,889		$10.92
Undistributed Net Investment Income		56,006.50
Accumulated Net Realized Losses		(3,938)		(.03)
Unrealized Appreciation
Investment Securities		17,109.15
Swap Contracts		280		—
Net Assets		1,300,346		$11.54

Vanguard® Total Bond Market Index Portfolio

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security—security in default.

1  The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

2  The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

3  Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the aggregate value of these securities was $9,356,000, representing 0.7% of net assets.

4  Adjustable-rate note.

5  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

6  See Note C in Notes to Financial Statements for the tax-basis components of net assets.

GO—General Obligation Bond.

Vanguard® Total Bond Market Index Portfolio

Statement of Operations

Year Ended
December 31, 2007
($000)
Investment Income
Income
Interest[1]	59,558
Total Income	59,558
Expenses
The Vanguard Group—Note B
Investment Advisory Services	95
Management and Administrative	1,327
Marketing and Distribution	262
Custodian Fees	76
Auditing Fees	28
Shareholders’ Reports	21
Trustees’ Fees and Expenses	1
Total Expenses	1,810
Net Investment Income	57,748
Realized Net Gain (Loss)
Investment Securities Sold	1,061
Swap Contracts	(112)
Realized Net Gain (Loss)	949
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	19,759
Swap Contracts	296
Change in Unrealized Appreciation
(Depreciation)	20,055
Net Increase (Decrease) in Net Assets
Resulting from Operations	78,752

Vanguard® Total Bond Market Index Portfolio

Statement of Changes in Net Assets

	Year Ended December 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	57,748	41,065
Realized Net Gain (Loss)	949	(2,134)
Change in Unrealized Appreciation (Depreciation)	20,055	(1,521)
Net Increase (Decrease) in Net Assets Resulting from Operations	78,752	37,410
Distributions
Net Investment Income	(42,109)	(31,393)
Realized Capital Gain	—	—
Total Distributions	(42,109)	(31,393)
Capital Share Transactions—Note E
Issued	315,722	295,245
Issued in Lieu of Cash Distributions	42,109	31,393
Redeemed	(115,495)	(85,118)
Net Increase (Decrease) from Capital Share Transactions	242,336	241,520
Total Increase (Decrease)	278,979	247,537
Net Assets
Beginning of Period	1,021,367	773,830
End of Period[2]	1,300,346	1,021,367

1  Interest income from an affiliated company of the portfolio was $1,082,000.

2  Net Assets—End of Period includes undistributed net investment income of $56,006,000 and $40,293,000.

Vanguard® Total Bond Market Index Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$11.23	$11.21	$11.48	$11.63	$11.74
Investment Operations
Net Investment Income	.56[1]	.54[1]	.50[1]	.49	.57
Net Realized and Unrealized Gain (Loss)
on Investments	.19	(.07)	(.24)	(.01)	(.12)
Total from Investment Operations	.75	.47	.26	.48	.45
Distributions
Dividends from Net Investment Income	(.44)	(.45)	(.45)	(.61)	(.56)
Distributions from Realized Capital Gains	—	—	(.08)	(.02)	—
Total Distributions	(.44)	(.45)	(.53)	(.63)	(.56)
Net Asset Value, End of Period	$11.54	$11.23	$11.21	$11.48	$11.63

Total Return	6.89%	4.40%	2.40%	4.20%	4.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,300	$1,021	$774	$635	$591
Ratio of Total Expenses to
Average Net Assets	0.16%	0.16%	0.16%	0.17%	0.22%
Ratio of Net Investment Income to
Average Net Assets	5.04%	4.92%	4.49%	4.38%	4.48%
Portfolio Turnover Rate	56%	64%	64%	73%	95%

1 Calculated based on average shares outstanding.

Notes to Financial Statements

Vanguard Variable Insurance Fund Total Bond Market Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’

Vanguard® Total Bond Market Index Portfolio

primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Mortgage Dollar Rolls: The portfolio has entered into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations to deliver purchased securities.

3. Swap Contracts: The portfolio has entered into interest rate swap transactions. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The portfolio has also entered into swap transactions to earn the total return on a specified security or index of fixed income securities. Under the terms of the swaps, the portfolio receives the total return (either receiving the increase or paying the decrease) on a reference security or index, applied to a notional principal amount. In return, the portfolio agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the portfolio invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The primary risk associated with interest rate swaps and total return swaps is that a counterparty will default on its obligation to pay net amounts due to the portfolio.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex–dividend date.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2007, the portfolio had contributed capital of $107,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.11% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income

Vanguard® Total Bond Market Index Portfolio

and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Realized and unrealized gains (losses) on certain of the portfolio’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the portfolio’s income dividends to shareholders is offset by a change in principal return. Realized gains of $74,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at December 31, 2007, the portfolio had $57,295,000 of ordinary income available for distribution. The portfolio had available realized losses of $3,873,000 to offset future net capital gains of $1,111,000 through December 31, 2013, and $2,762,000 through December 31, 2014.

At December 31, 2007, the cost of investment securities for tax purposes was $1,280,828,000. Net unrealized appreciation of investment securities for tax purposes was $17,101,000, consisting of unrealized gains of $24,470,000 on securities that had risen in value since their purchase and $7,369,000 in unrealized losses on securities that had fallen in value since their purchase.

At December 31, 2007, the portfolio had the following open swap contracts:

Interest Rate Swaps
Fixed	Floating	Unrealized
Notional	Interest Rate	Interest Rate	Appreciation
Amount	Received	Received	(Depreciation)
Termination Date	Dealer[1]	($000)	(Paid)	(Paid)[2]	($000)
1/3/10	JPM	1,300	3.810%	(4.703%)	—
1/3/13	LEH	2,250	4.183%	(4.703%)	—
1/3/18	LEH	1,400	4.663%	(4.703%)	—
—
Total Return Swaps
Unrealized
Notional	Floating	Appreciation
Amount	Interest	(Depreciation)
Reference Entity/Termination Date	Dealer[1]	($000)	Rate Paid[3]	($000)
Commercial Mortgage-Backed Securities Index
1/31/08	LEH	4,000	4.606%	33
4/30/08	BA	3,200	4.650%	25
4/30/08	BA	11,500	4.750%	91
4/30/08	LEH	7,500	4.781%	60
5/31/08	BA	1,000	4.600%	8
6/30/08	LEH	3,000	4.421%	25
11/30/08	LEH	4,000	4.781%	32
Hybrid ARM Index
3/31/08	LEH	1,000	4.621%	3
4/30/08	LEH	1,000	4.621%	3
280

Vanguard® Total Bond Market Index Portfolio

D. During the year ended December 31, 2007, the portfolio purchased $167,226,000 of investment securities and sold $64,739,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $671,521,000 and $545,416,000, respectively.

E. Capital shares issued and redeemed were:

	Year Ended December 31,
	2007	2006
	Shares	Shares
	(000)	(000)
Issued	28,255	26,791
Issued in Lieu of Cash Distributions	3,846	2,939
Redeemed	(10,394)	(7,763)
Net Increase (Decrease) in Shares Outstanding	21,707	21,967

F. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the portfolio’s current fiscal year. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004–2007) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the portfolio’s financial statements.

1  BA—Bank of America, N.A.

LEH—Lehman Brothers Special Financing Inc.

JPM—JP Morgan (Morgan Guaranty Trust Company of New York).

2  Based on three-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

3  Based on one-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Vanguard Variable Insurance Fund Total Bond Market Index Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Variable Insurance Fund Total Bond Market Index Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 8, 2008

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return.

This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•  Based on hypothetical 5% yearly return.

This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the current prospectus.

Six Months Ended December 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Bond Market Index Portfolio	6/30/2007	12/31/2007	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,060.66	$0.83
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.40	0.82

1  The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.16%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® Total Stock Market Index Portfolio

Vanguard® Total Stock Market Index Portfolio

After a strong start, the stock market experienced considerable volatility in the second half of 2007. Over the full 12 months, the Total Stock Market Index Portfolio returned 5.2%, in line with the return of its target index and a few steps behind the average return of its peer group.

The portfolio’s headline return obscures wide variation in the results from market segments and industry groups. Large- and mid-capitalization stocks outpaced small-caps, for example, and growth stocks bested value issues. Both developments mark a reversal of the patterns that have characterized the market over the past few years.

The table below shows the returns for your portfolio and its comparative standards over the past year. For additional perspective, it also presents their annualized returns since the portfolio’s 2003 inception. Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

As a “fund of funds,” the Total Stock Market Index Portfolio seeks to capture the returns of its target benchmark by investing about 80% of its assets in the Equity Index Portfolio of Vanguard Variable Insurance Fund and about 20% in Vanguard Extended Market Index Fund. Because of the Equity Index Portfolio’s heavy weighting, you may wish to review that portfolio’s financial statements, which are included with this report.

Mix of weakness and strength led to middling 12-month return

The middling return of the Total Stock Market Index Portfolio was the product of wildly disparate performances from various market segments and sectors. Large- and mid-cap growth stocks, for example, recorded double-digit gains. Value stocks, which had been leaders since the end of the 2000–2002 bear market, produced modestly negative returns. Small-cap stocks, also market leaders in recent years, lagged far behind mid- and large-cap stocks in 2007.

For the portfolio, the stock market’s pockets of strength and weakness combined to produce a 12-month return of 5.2%, a bit below the market’s long-term average, but surprisingly good in light of 2007’s late-year drama.

A suitable building block for a long-term program

Since its 2003 inception, the Total Stock Market Index Portfolio has kept pace with the return of its benchmark index, a theoretical construct that incurs no operating or trading costs. This achievement is a tribute to Vanguard Quantitative Equity Group, the fund’s advisor, which has continually refined its proprietary portfolio-construction and trading methodologies. Together with the portfolio’s low costs, skilled management has helped investors capture just about all of the returns produced by the broad market.

With its low costs and broad diversification, the Total Stock Market Portfolio can be a suitable part of such an investment program.

Vanguard® Total Stock Market Index Portfolio

Total Returns

		January 8, 2003,[1] Through
		December 31, 2007
	Year Ended	Average
	December 31, 2007	Annual Return
Total Stock Market Index Portfolio	5.2%	13.3%
Spliced Total Market Index[2]	5.3	13.3
Average Multi-Cap Core Fund[3]	6.4	12.5

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your portfolio compared with its peer group
	Acquired Fund	Average
	Fees and	Multi-Cap
	Expenses[4]	Core Fund[5]
Total Stock Market Index Portfolio	0.16%	1.30%

1  Portfolio inception.

2  Dow Jones Wilshire 5000 Index through June 17, 2005; S&P Total Market Index thereafter.

3  Derived from data provided by Lipper Inc.

4  This figure represents a weighted average of the expense ratios and any fees charged by the underlying mutual funds in which the Total Stock Market Index Portfolio invests. The portfolio does not charge any expenses or fees of its own. Acquired is a term that the Securities Commission applies to any mutual fund whose shares are owned by another fund.

5  Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

Vanguard® Total Stock Market Index Portfolio

Portfolio Profile

As of December 31, 2007

Total Portfolio Characteristics

Yield	1.5%
Acquired Fund Fees and Expenses[1]	0.16%

Volatility Measures
Portfolio Versus
Spliced Index[2]
R-Squared	1.00
Beta	1.00

Allocation to Underlying Funds

Vanguard Variable Insurance Fund
Equity Index Portfolio	81.2%
Vanguard Extended Market Index Fund	18.8

Investment Focus

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by an index. If a portfolio’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a portfolio’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

1  This figure represents a weighted average of the expense ratios and any fees charged by the underlying mutual funds in which the Total Stock Market Index Portfolio invests. The portfolio does not charge any expenses or fees of its own. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

2  Dow Jones Wilshire 5000 Index through June 17, 2005; S&P Total Market Index thereafter.

Vanguard® Total Stock Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Cumulative Performance: January 8, 2003–December 31, 2007

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended December 31, 2007		Final Value
	One	Since	of a $10,000
	Year	Inception[1]	Investment
Total Stock Market Index Portfolio	5.16%	13.25%	$18,581
Spliced Total Market Index[2]	5.32	13.29	18,613
Average Multi-Cap Core Fund[3]	6.43	12.47	17,953

Fiscal-Year Total Returns (%): January 8, 2003–December 31, 2007

1  January 8, 2003.

2  Dow Jones Wilshire 5000 Index through June 17, 2005; S&P Total Market Index thereafter.

3  Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

Vanguard® Total Stock Market Index Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2007

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (100.0%)
Vanguard Variable
Insurance Fund—Equity
Index Portfolio	16,476,238	486,708
Vanguard Extended
Market Index Fund
Investor Shares	2,816,387	112,346
Total Investment Companies
(Cost $556,988)		599,054
Other Assets and Liabilities (0.0%)
Other Assets		443
Liabilities		(344)
		99
Net Assets (100%)
Applicable to 19,269,938 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		599,153
Net Asset Value Per Share		$31.09

At December 31, 2007, net assets consisted of:[1]
	Amount	Per
	($000)	Share
Paid-in Capital	520,074	$26.99
Undistributed Net
Investment Income	7,731.40
Accumulated Net Realized Gains	29,282	1.52
Unrealized Appreciation	42,066	2.18
Net Assets	599,153	$31.09

•  See Note A in Notes to Financial Statements.

1  See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Vanguard® Total Stock Market Index Portfolio

Statement of Operations

Year Ended
December 31, 2007
($000)
Investment Income
Income
Income Distributions Received	7,766
Net Investment Income—Note B	7,766
Realized Net Gain (Loss)
Capital Gain Distributions Received	16,246
Investment Securities Sold	13,051
Realized Net Gain (Loss)	29,297
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(11,379)
Net Increase (Decrease) in Net Assets
Resulting from Operations	25,684

Vanguard® Total Stock Market Index Portfolio

Statement of Changes in Net Assets

	Year Ended December 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	7,766	5,678
Realized Net Gain (Loss)	29,297	22,844
Change in Unrealized Appreciation (Depreciation)	(11,379)	26,752
Net Increase (Decrease) in Net Assets Resulting from Operations	25,684	55,274
Distributions
Net Investment Income	(5,582)	(3,249)
Realized Capital Gain[1]	(22,822)	(25,656)
Total Distributions	(28,404)	(28,905)
Capital Share Transactions—Note E
Issued	163,405	146,409
Issued in Lieu of Cash Distributions	28,404	28,905
Redeemed	(62,736)	(46,856)
Net Increase (Decrease) from Capital Share Transactions	129,073	128,458
Total Increase (Decrease)	126,353	154,827
Net Assets
Beginning of Period	472,800	317,973
End of Period[2]	599,153	472,800

1  Includes fiscal 2007 and 2006 short-term gain distributions totaling $0 and $1,490,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2  Net Assets—End of Period includes undistributed net investment income of $7,731,000 and $5,547,000.

Vanguard® Total Stock Market Index Portfolio

Financial Highlights

					Jan. 8,
					2003[1] to
	Year Ended December 31,				Dec. 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$31.27	$29.51	$28.60	$25.61	$20.00
Investment Operations
Net Investment Income	.44[2]	.37	.28	.31	.23[2]
Capital Gain Distributions Received	1.01	1.37	.43	.25	—
Net Realized and Unrealized Gain (Loss)
on Investments	.10	2.60	.98	2.63	5.38
Total from Investment Operations	1.55	4.34	1.69	3.19	5.61
Distributions
Dividends from Net Investment Income	(.34)	(.29)	(.31)	(.10)	—
Distributions from Realized Capital Gains	(1.39)	(2.29)	(.47)	(.10)	—
Total Distributions	(1.73)	(2.58)	(.78)	(.20)	—
Net Asset Value, End of Period	$31.09	$31.27	$29.51	$28.60	$25.61

Total Return	5.16%	15.52%	6.13%	12.55%	28.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$599	$473	$318	$257	$150
Ratio of Total Expenses to
Average Net Assets—Note B	0%[3]	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	1.40%	1.53%	1.10%	1.45%	1.04%*
Portfolio Turnover Rate	10%	7%	49%[4]	7%	7%

1  Inception.

2  Calculated based on average shares outstanding.

3  The acquired fund fees and expenses were 0.16%.

4  Includes activity related to a change in the portfolio’s target index.

*  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard® Total Stock Market Index Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Total Stock Market Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio seeks to match the return of its target index by investing in selected Vanguard funds. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the portfolio. The service agreement provides that Vanguard will reimburse the portfolio’s expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the portfolio. Accordingly, all expenses incurred by the portfolio during the year ended December 31, 2007, were reimbursed by Vanguard. The portfolio’s trustees and officers are also directors and officers of Vanguard and the funds in which the portfolio invests.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2007, the portfolio had $7,963,000 of ordinary income and $29,051,000 of long-term capital gains available for distribution.

Vanguard® Total Stock Market Index Portfolio

At December 31, 2007, the cost of investment securities for tax purposes was $556,988,000. Net unrealized appreciation of investment securities for tax purposes was $42,066,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

D. During the year ended December 31, 2007, the portfolio purchased $179,701,000 of investment securities and sold $55,038,000 of investment securities other than temporary cash investments.

E. Capital shares issued and redeemed were:

	Year Ended December 31,
	2007	2006
	Shares	Shares
	(000)	(000)
Issued	5,193	4,937
Issued in Lieu of Cash Distributions	948	1,011
Redeemed	(1,992)	(1,602)
Net Increase (Decrease) in Shares Outstanding	4,149	4,346

F. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the portfolio’s current fiscal year. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004–2007) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the portfolio’s financial statements.

Vanguard® Total Stock Market Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Vanguard Variable Insurance Fund Total Stock Market Index Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Variable Insurance Fund Total Stock Market Index Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by agreement to the underlying ownership records for Vanguard Variable Insurance Fund—Equity Index Portfolio and Vanguard Extended Market Index Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 8, 2008

Special 2007 tax information (unaudited) for corporate shareholders only for Vanguard Variable Insurance Fund Total Stock Market Index Portfolio

This information for the fiscal year ended December 31, 2007, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $22,822,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For corporate shareholders, 95.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard® Total Stock Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Total Stock Market Index Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Total Stock Market Index Portfolio.

The table below illustrates your portfolio’s costs in two ways:

•  Based on actual portfolio return.

This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•  Based on hypothetical 5% yearly return.

This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Vanguard® Total Stock Market Index Portfolio

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Stock Market Index Portfolio	6/30/2007	12/31/2007	Period[1]
Based on Actual Fund Return	$1,000.00	$978.90	$0.80
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.40	0.82

1  The calculations are based on the acquired fund fees and expenses incurred in the most recent six-month period of each underlying fund. The portfolio’s annualized expense figure as of December 31, 2007, was 0.16%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense figure multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table below shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years:
Trustee since 1987;	Chairman of the Board, Chief Executive Officer
Chairman of the Board and	and Director/Trustee of The Vanguard Group, Inc.,
Chief Executive Officer	and of each of the investment companies served
152 Vanguard Funds Overseen	by The Vanguard Group.

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years:
Trustee since January 2001	Applecore Partners (pro bono ventures in education);
152 Vanguard Funds Overseen	Senior Advisor to Greenwich Associates (international
business strategy consulting); Successor Trustee
of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the
Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years:
Trustee since December 2001[2]	Chairman, President, and Chief Executive Officer
152 Vanguard Funds Overseen	of Rohm and Haas Co. (chemicals); Board Member
of the American Chemistry Council; Director of Tyco
International, Ltd. (diversified manufacturing and
services) since 2005; Trustee of Drexel University
and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years:
Trustee since June 2006	President of the University of Pennsylvania since
152 Vanguard Funds Overseen	2004; Professor in the School of Arts and Sciences,
Annenberg School for Communication, and Graduate
School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S.
Rockefeller Professor of Politics and the University
Center for Human Values (1990–2004), Princeton
University; Director of Carnegie Corporation of New
York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of
Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years:
Trustee since July 1998	Corporate Vice President and Chief Global Diversity
152 Vanguard Funds Overseen	Officer since 2006, Vice President and Chief
Information Officer (1997–2005), and Member of
the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of
the University Medical Center at Princeton and
Women’s Research and Education Institute.
André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years:
Trustee since December 2004	George Gund Professor of Finance and Banking,
152 Vanguard Funds Overseen	Harvard Business School; Senior Associate Dean,
Director of Faculty Recruiting, and Chair of Finance
Faculty, Harvard Business School; Director and
Chairman of UNX, Inc. (equities trading firm) since
2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm)
since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years:
Trustee since January 1993	Chairman, President, Chief Executive Officer,
152 Vanguard Funds Overseen	and Director of NACCO Industries, Inc. (forklift
trucks/housewares/lignite); Director of Goodrich
Corporation (industrial products/aircraft systems
and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years:
Trustee since April 1985	Retired Chairman and Chief Executive Officer
152 Vanguard Funds Overseen	of Rohm and Haas Co. (chemicals); Director
of Cummins Inc. (diesel engines) and
AmerisourceBergen Corp. (pharmaceutical
distribution); Trustee of Vanderbilt University
and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years:
Treasurer since July 1998	Principal of The Vanguard Group, Inc.; Treasurer
152 Vanguard Funds Overseen	of each of the investment companies served by
The Vanguard Group.

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years:
Secretary since July 2005	Managing Director of The Vanguard Group, Inc.
152 Vanguard Funds Overseen	since 2006; General Counsel of The Vanguard
Group since 2005; Secretary of The Vanguard
Group, and of each of the investment companies
served by The Vanguard Group, since 2005;
Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Paul A. Heller
Mortimer J. Buckley	F. William McNabb, III	Ralph K. Packard
Kathleen C. Gubanich	Michael S. Miller	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1  Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy
Annuity and Insurance Services > 800-522-5555	voting guidelines,” or by calling Vanguard at 800-662-2739. They are also available from the SEC’s website, www.sec.gov. In addition,
Institutional Investor Services > 800-523-1036	you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To
Text Telephone for People	get the report, visit either www.vanguard.com or www.sec.gov.

With Hearing Impairment > 800-952-3335

You can review and copy information about your portfolio at
Vanguard, Connect with Vanguard, and the ship logo are	the SEC’s Public Reference Room in Washington, D.C. To find
trademarks of The Vanguard Group, Inc.	out more about this public service, call the SEC at 202-551-8090.
Information about your portfolio is also available on the SEC’s
S&P 500® , Standard & Poor’s 500, and 500 are trademarks of	website, and you can receive copies of this information, for a fee,
The McGraw-Hill Companies, Inc., and have been licensed for	by sending a request in either of two ways: via e-mail addressed
use by The Vanguard Group, Inc. Vanguard mutual funds are not	to publicinfo@sec.gov or via regular mail addressed to the Public
sponsored, endorsed, sold, or promoted by Standard & Poor’s,	Reference Section, Securities and Exchange Commission,
and Standard & Poor’s makes no representation regarding the	Washington, DC 20549-0102.
advisability of investing in the funds.

Russell is a registered trademark of The Frank Russell Company.

The funds or securities referred to herein that are offered by
The Vanguard Group and track an MSCI index are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For such funds or securities, the prospectus or the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction with the
offering of shares of any Vanguard fund only if
preceded or accompanied by the fund’s current
prospectus.

© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q690 022008

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 4: Principal Accountant Fees and Services.

(a)  Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended December 31, 2007: $324,000

Fiscal Year Ended December 31, 2006: $350,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended December 31, 2007: $2,835,320

Fiscal Year Ended December 31, 2006: $2,347,620

(b)   Audit-Related Fees.

Fiscal Year Ended December 31, 2007: $630,400

Fiscal Year Ended December 31, 2006: $530,000

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)   Tax Fees.

Fiscal Year Ended December 31, 2007: $215,900

Fiscal Year Ended December 31, 2006: $101,300

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)   All Other Fees.

Fiscal Year Ended December 31, 2007: $0

Fiscal Year Ended December 31, 2006: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)   (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)   For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)  Aggregate Non-Audit Fees.

Fiscal Year Ended December 31, 2007: $215,900

Fiscal Year Ended December 31, 2006: $101,300

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)   For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)  Code of Ethics.

(b)  Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD VARIABLE INSURANCE FUNDS

BY:_____________(signature)________________

(HEIDI STAM)

JOHN J. BRENNAN*

CHIEF EXECUTIVE OFFICER

Date: February 12, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD VARIABLE INSURANCE FUNDS

BY:_____________(signature)________________

(HEIDI STAM)

JOHN J. BRENNAN*

CHIEF EXECUTIVE OFFICER

Date: February 12, 2008

VANGUARD VARIABLE INSURANCE FUNDS

BY:_____________(signature)________________

(HEIDI STAM)

THOMAS J. HIGGINS*

TREASURER

Date: February 12, 2008

*By Power of Attorney. Filed on January 18, 2008, see File Number 2-29601. Incorporated by Reference.